iShares® Trust
Statement of Additional Information
Dated August 1, 2025
(as revised March 18, 2026)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following series of iShares Trust (the “Trust”):

Fund	Ticker	Listing Exchange
iShares Core S&P 500 ETF (the “Fund”)	IVV	NYSE Arca
The Prospectus for the Fund is dated August 1, 2025, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Report and Semi-Annual Report of the Trust for the Fund are incorporated by reference into and are deemed to be part of this SAI. A copy of the Prospectus for the Fund may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

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General Description of the Trust and the Fund
The Trust currently consists of more than 355 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.
The Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect majority-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in the Fund's Prospectus (the “Underlying Index”).
The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed and trade on NYSE Arca, Inc. (the “Listing Exchange” or “NYSE Arca”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the Creation and Redemption of Creation Units-Role of the Authorized Participant section of this SAI) and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain collateral with the Trust as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
Investment Strategies and Risks of the Fund
The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that compose its Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and is not actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Fund’s Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Fund does not seek leveraged returns, certain instruments used by the Fund may have a leveraging effect as described below.
Borrowing.  The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by the Fund must be made from a bank or may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Diversification Status.  The Fund intends to be diversified in approximately the same proportion as its Underlying Index is diversified. The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. However, while the Fund is classified as “diversified,” under applicable no-action relief from the SEC staff, the Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Underlying Index and such a change will not require shareholder approval. The Fund discloses its portfolio holdings and weightings at www.iShares.com.
A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
Futures, Options on Futures and Securities Options.  Futures contracts, options on futures and securities options may be used by the Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. The Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. The Fund will not use futures, options on futures or securities options for speculative purposes. The Fund intends to use futures and options on futures in accordance with Rule 4.5 of the Commodity Futures Trading Commission (the “CFTC”) promulgated under the Commodity Exchange Act (“CEA”). BFA, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, with respect to the Fund, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. An option on a futures contract, as contrasted with a direct investment in such a contract, gives the purchaser the right, but no obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.
The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed-upon price per share, also known as the “strike price,” less the premium received from writing the put. The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Securities options may be used by the Fund to obtain access to securities in the Underlying Index or to dispose of securities in the Underlying Index at favorable prices, to invest cash in a securities index that offers similar exposure to that provided by the Underlying Index or otherwise to achieve the Fund’s objective of tracking the Underlying Index. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. The

Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or in the OTC market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be structured so as to be exercisable only on certain dates or on a daily basis. Options may also be structured to have conditions to exercise (i.e., “Knock-in Events”) or conditions that trigger termination (i.e., “Knock-out Events”).
Lending Portfolio Securities.  The Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have otherwise received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by any positive difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
The Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund to act as securities lending agent. To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”).
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), foreign exchange risk (i.e., the risk of a shortfall at default when a cash collateral investment is denominated in a currency other than the currency of the assets being loaned due to movements in foreign exchange rates), and credit, legal, counterparty and market risks (including the risk that market events, including but not limited to corporate actions, could lead the Fund to lend securities that are trading at a premium due to increased demand, or to recall loaned securities or to lend less or not at all, which could lead to reduced securities lending revenue). If the Fund were to lend out securities that are subject to a corporate action and commit to the borrower a particular election as determined by the Fund's investment adviser, the benefit the Fund would receive in respect of committing to such election may or may not be less than the benefit the Fund would have received from making a different election in such corporate action. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund’s ability to participate in a corporate action event may be impacted, or the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This latter event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by the Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income. There could also be changes in the status of issuers under applicable laws and regulations, including tax regulations, that may impact the regulatory or tax treatment of loaned securities and could, for example, result in a delay in the payment of dividend equivalent payments owed to the Fund (as permitted by applicable law).
Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Prudential regulation may also favor lenders that can provide additional protections, such as liens that are exercisable in connection with a lender default, to borrowers. The Fund may provide additional protections to borrowers, where permitted, pursuant to the Fund’s investment policies and if BFA believes doing so is in the best interest of the Fund.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Fund, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews the Fund’s liquidity risk and classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interest in the Fund. The liquidity of the Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to the Fund. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Fund.
Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin and initial margin requirements. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.
Rule 18f-4 under the Investment Company Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the

Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).
Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Directors/Trustees, and periodically reviews the DRMP and reports to the Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund’s assets. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by the Fund through reverse repurchase agreements may be invested in additional securities.
Rule 18f-4 under the Investment Company Act permits the Fund to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as Derivatives Transactions under Rule 18f-4. (See “Regulation Regarding Derivatives” above.)

Securities of Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law. Pursuant to the 1940 Act, the Fund’s investment in registered investment companies is generally limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Other investment companies in which the Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).
Short-Term Instruments and Temporary Investments.  The Fund invests in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor's® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis.
The Fund may enter into swap agreements, including currency swaps, interest rate swaps and index swaps, or total return swaps (some of which may be referred to as contracts for difference or “CFDs”). The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
Tracking Stocks.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Future Developments.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in the Fund is contained in the Prospectus.
An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
Borrowing Risk.  Borrowing may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. Borrowing will cause the Fund to incur interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Illiquid Investments Risk.  The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
Infectious Illness Risk.  A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely affect the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in travel restrictions, closed international borders, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, temporary and permanent business closures, lower consumer demand, layoffs, ratings downgrades, credit defaults and other significant economic, social and political impacts, as well as general concern and uncertainty. An outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. These impacts, which could adversely affect a Fund and its investments, could be present for an extended period of time.
In addition, markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect a Fund and its investments and may impact a Fund’s ability to purchase or sell securities or other assets. Market or economic disruptions could cause elevated tracking error and increased premiums or discounts to a Fund's NAV. Additionally, a Fund could be adversely impacted if an outbreak impairs the operations of its service providers, including BFA. Governmental and quasi-governmental may respond to an outbreak and any resulting disruptions with a variety of fiscal and monetary policy changes, such as changes in interest rates. A reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect a Fund’s investments.
Reference Rate Replacement Risk.  The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market, has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in different categories of financial contracts.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities, or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Money Market Instruments Risk.  The Fund may hold money market instruments. The value of money market instruments may be affected by changes in interest rates or in the credit ratings of the investments, among other things. If a significant amount of the Fund's assets is invested in money market instruments, it may be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than U.S. government money market funds and retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Operational and Technology Risks.  A Fund and the entities with which it interacts directly or indirectly are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or impair the Fund’s operations. These entities include, but are not limited to, a Fund’s adviser, administrator, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, and transfer agents), financial intermediaries, counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Operational and technology risks for the issuers in which a Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value. A Fund may incur substantial costs in order to mitigate operational and technology risks.
Cybersecurity incidents can result from deliberate attacks or unintentional events against an issuer in which a Fund invests, the Fund or any of its service providers. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Cybersecurity incidents may result in any of the following: financial losses; interference with a Fund’s ability to calculate its NAV; disclosure of confidential information; impediments to trading; submission of erroneous trades by a Fund or erroneous subscription or redemption orders; the inability of a Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; and other legal and compliance expenses. Furthermore, cybersecurity incidents may render records of a Fund, including records relating to its assets and transactions, shareholder ownership of Fund shares, and other data integral to a Fund’s functioning, inaccessible, inaccurate or incomplete. Power outages, natural disasters, equipment malfunctions and processing errors that threaten information and technology systems relied upon by a Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. In addition, the risks of increased use of AI technologies, such as machine learning, include data risk, transparency risk, and operational risk. The AI technologies, which are generally highly reliant on the collection and analysis of large amounts of data, may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into such technologies. The output or results of any such AI technologies may therefore be incomplete, erroneous, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies may also allow the unintended introduction of vulnerabilities into infrastructures and applications. A Fund and its shareholders could be negatively impacted as a result of these risks associated with AI technologies. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to quickly evolve, and it is impossible to anticipate the full scope of future AI capabilities or rules and the associated risks to a Fund.
While a Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. Each Fund and its adviser seek to reduce these risks through controls, procedures and oversight, including establishing business continuity plans and risk management systems. However, there are inherent limitations in such plans and systems, including the possibility that certain risks that may affect a Fund have not been identified or may emerge in the future; that such plans and systems may not completely eliminate the occurrence or mitigate the effects of operational or information security disruptions or failures or of cybersecurity incidents; or that prevention and remediation efforts will not be successful or that incidents will go undetected. A Fund cannot control the systems, information security or other cybersecurity of the issuers in which it invests or its service providers, counterparties, and other third parties whose activities affect the Fund.
Lastly, the regulatory climate governing cybersecurity and data protection is developing quickly and may vary considerably across jurisdictions. Regulators continue to develop new rules and standards related to cybersecurity and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes.

Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund may invest in futures contracts, securities options, CFDs and other derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage.
When a derivative is used as a hedge against a position that the Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains and, in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions, which entail additional transaction costs, will be effective.
Risk of Equity Securities.  An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Common stocks may experience extreme price volatility due to actions taken by particular investors or groups of investors (for example, retail investors influenced by social media activity or other media coverage or significant “short” positions taken by institutional investors).
Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity date. In addition, issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock price to decline.
Although most of the securities in the Underlying Index are listed on a securities exchange, the principal trading market for some of the securities may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the future and the movement in the Fund's Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit the risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.
Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations to pay a Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and liquidity risk, leverage risk and hedging risk.
The Fund is required to post and collect variation margin and initial margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. These requirements may raise the costs for the Fund’s investment in swaps.
Tracking Error Risk.  The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. Tracking error may occur due to differences between the methodologies used in calculating the value of the Underlying Index and determining the Fund’s NAV.
When an issuer is introduced by an index provider into an index tracked by a Fund, BFA may conduct an analysis on such issuer’s securities to identify and screen for outlier high risk behavior (such as rapid or unusual price growth that does not appear to be supported by publicly available information on the business and assets of the issuer, unusual or significant short interest or lending activity, negative sentiment, suspended trading or incorrect free-float calculations, which could be indicators of possible irregularities, miscalculations or even fraud). If it identifies such behavior, BFA may, where appropriate, alert the index provider as to the alleged issue. The index provider has sole discretion for the determination as to whether to continue to include the issuer’s securities in the rebalancing of its index. If the securities continue to be included in the index, BFA may underweight or exclude such securities from a Fund’s portfolio and, if it does so, such Fund will be subject to increased tracking error due to the divergence in the securities included in its portfolio from its underlying index. The application of the abovementioned analysis and screening to a Fund and its Underlying Index is in the sole discretion of BFA and its affiliates (without any guarantees). The analysis and screening may not exclude any or all high risk securities from an Underlying Index or a Fund’s portfolio, and the inclusion of such securities will result in an adverse impact to the Fund’s net asset value if one or more such securities declines in value.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the changes in and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or in the global economy. If an energy company in the Fund's portfolio becomes distressed, the Fund could lose all or a substantial portion of its investment. The energy sector is cyclical and is highly dependent on commodity prices. Prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, the enactment or cessation of trade sanctions, war or other geopolitical conflicts, and the economies of key energy-consuming countries. Companies in the energy sector may be adversely affected by terrorism, cyber incidents, natural disasters or other catastrophes. Companies in the energy sector are at risk of liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has experienced conflict and unrest. Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted, which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.

The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to further disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and other actors have enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
Risk of Investing in the Financials Sector.  Companies in the financials sector include small, regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which the Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market-specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.
The profitability of banks, savings and loan associations and other financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products, and who at times may be unable to meet their obligations to the financial services companies. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk, including cross-default risk, may result in significant negative impacts to the financial condition and reputation of companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.

Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments, and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be adversely affected by supply of and demand for both their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, and mandated expenditures for safety and pollution control, among other factors. Such risks may adversely affect the issuers to which the Fund has exposure. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. These risks are heightened for companies in the materials sector located in foreign markets.
Risk of Investing in the Real Estate Industry.  Companies in the real estate industry include companies that invest in real estate, such as real estate investment trusts (“REITs”), real estate holding and operating companies or real estate development companies (collectively, “Real Estate Companies”). Investing in Real Estate Companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. The real estate industry is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Investing in Real Estate Companies involves various risks. Some risks that are specific to Real Estate Companies are discussed in greater detail below.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
Distressed Investment Risk. Real Estate Companies may invest in distressed, defaulted or out-of-favor bank loans. Identification and implementation by a Real Estate Company of loan modification and restructure programs involves a high degree of uncertainty. Even successful implementation may still require adverse compromises and may not prevent bankruptcy. Real Estate Companies may also invest in other debt instruments that may become non-performing, including the securities of companies with higher credit and market risk due to financial or operational difficulties. Higher risk securities may be less liquid and more volatile than the securities of companies not in distress.
Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities, like the securities of small-capitalization companies, may be more volatile than, and perform differently from, shares of large-capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid, and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Real Estate Companies are also exposed to the risks normally associated with debt financing. Financial covenants related to a Real Estate Company’s leverage may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings. Claims and defenses asserted by borrowers or other lenders may interfere with the enforcement of rights by a Real Estate Company. Parallel proceedings, such as bankruptcy, may also delay resolution and limit the amount of recovery on a foreclosed loan by a Real Estate Company even where the property underlying the loan is liquidated.
Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and voluntary liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.
Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changes in consumer preferences and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, mandated closures or other commercial restrictions or environmental regulations, also may have a major impact on real estate income and values. In addition, quarterly compliance with regulations limiting the proportion of asset types held by a U.S. REIT may force certain Real Estate Companies to liquidate or restructure otherwise attractive investments. Some countries may not recognize REITs or comparable structures as a viable form of real estate funds.
Underlying Investment Risk. Real Estate Companies make investments in a variety of debt and equity instruments with varying risk profiles. For instance, Real Estate Companies may invest in debt instruments secured by commercial property that have higher risks of delinquency and foreclosure than loans on single family homes due to a variety of factors associated with commercial property, including the tie between income available to service debt and productive use of the property. Real Estate Companies may also invest in debt instruments and preferred equity that are junior in an issuer’s capital structure and that involve privately negotiated structures. Subordinated debt investments, such as B-Notes and mezzanine loans, involve a greater credit risk of default due to the need to service more senior debt of the issuer. Similarly, preferred equity investments involve a greater risk of loss than conventional debt financing due to their non-collateralized nature and subordinated ranking. Investments in commercial mortgage-backed securities may also be junior in priority in the event of bankruptcy or similar proceedings. Investments in senior loans may be effectively subordinated if the senior loan is pledged as collateral. The ability of a holder of junior claims to proceed against a defaulting issuer is circumscribed by the terms of the particular contractual arrangement, which vary considerably from transaction to transaction.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries. Because REITs often do not provide complete tax information until after the calendar year-end, the Fund may at times need to request permission to extend the deadline for issuing your tax reporting statement or supplement the information otherwise provided to you.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. Federal legislation may facilitate the construction of electric transmission lines not only by public utilities but also by independent transmission developers, which could increase competition in the wholesale electricity markets. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.
Proxy Voting Policy
The Board has approved a voting choice proxy voting policy for the Fund (the “Policy”). Under the Policy, eligible Fund shareholders have the opportunity to select from among eight proxy voting policies that include: 1) BlackRock Investment Stewardship’s Global Benchmark Policy, comprised of the Global Principles for Benchmark Policies, regional voting guidelines, and engagement priorities, (“BFA’s Proxy Voting Policy”) and 2) various third-party proxy voting policies (each, a “Third-Party Proxy Voting Policy” and together with BFA’s Proxy Voting Policy, the “IVV Proxy Voting Policies”). BFA will administer the Policy, will utilize the applicable IVV Proxy Voting Policy when selected by an eligible Fund shareholder (as described below), and will be responsible for any interpretative questions in connection with the Policy and the utilization of a IVV Proxy Voting Policy, including the Third-Party Proxy Voting Policies.
Once an IVV Proxy Voting Policy is selected by an eligible Fund shareholder, BFA will apply it at the annual general shareholder meetings (“AGMs”) of issuers of securities held by the Fund based on the Fund shareholder’s proportional ownership of the Fund as of the record date of the applicable AGM, subject to certain exceptions described below. Once a Fund shareholder makes an election, the selection will be retained and applied by the Fund for the applicable account going forward so long as the applicable IVV Proxy Voting Policy is an available option under the Policy or the shareholder makes a different selection. If a Fund shareholder does not, or is unable to, select an IVV Proxy Voting Policy, BFA will continue to use BFA’s Proxy Voting Policy for each such Fund shareholder’s proportional ownership of the Fund. In addition, if the IVV Proxy Voting Policy is no longer available under the Policy, the default policy will be BFA’s Proxy Voting Policy.
Shareholder Eligibility for the Policy
BFA is working with Broadridge Investor Communication Solutions Inc. (“Broadridge”) to identify and track known shareholder accounts in the Fund, which are referred to as “Eligible Shareholders.” Broadridge will identify shareholder accounts that are Eligible Shareholders but will only do so for a communication in April using its network of brokers to identify Fund shareholder information. Fund shareholder accounts that are not known to Broadridge or are not accounts at the time of the communications and shareholders that cannot be reached due to limits on proxy voting infrastructure are not expected to be eligible to select a Third-Party Proxy Voting Policy. Shareholders purchasing shares after the communication will not be Eligible Shareholders until the next annual communication. The Eligible Shareholders will be notified by email or mail, as applicable under their current preferences to receive Fund proxy communications, and will be asked to participate in a survey to select from the IVV Proxy Voting Policies by accessing a third-party service provider’s platform with the survey information. Please note that Eligible Shareholders should retain the instructions for accessing the survey as the Fund does not expect to send additional instructions to current Eligible Shareholders and, if the instructions are lost, Eligible Shareholders will likely not be able to access the survey to update the proxy voting selection, select a new proxy voting policy if added, or to make any other changes.
Shareholders that hold the Fund in multiple shareholder accounts may receive a survey request for each account identified by Broadridge and may only receive the survey for certain accounts. Shareholders should submit a response for each shareholder account.
Eligible Shareholders may also subsequently select a different IVV Proxy Voting Policy, from time to time, by accessing the survey through the prior communication they received. BFA will review and implement initial and subsequent shareholder selections; provided that such selections will not be implemented until after all such reviews are complete. Eligible Shareholders should expect a reasonable delay after each selection is made before being implemented. For Fund shareholders that choose not to participate or are not eligible to participate, BFA will continue to vote the Fund shareholder’s proportional ownership of the Fund pursuant to BFA’s Proxy Voting Policy. If BFA has invested another client (including a registered investment company) in the Fund, BFA will utilize BFA’s Proxy Voting Policy as the client’s selection unless otherwise agreed between the client and BFA. BFA will not seek the preferences of the investors in other registered investment company clients.
Administration and Voting

BFA has been delegated the responsibility to administer the Policy and vote proxies for the Fund. BFA will cast votes on behalf of the Fund on specific proxy issues in respect of securities held by the Fund (or may refrain from voting) in accordance with the IVV Proxy Voting Policies at AGMs, subject to BFA’s interpretation of the IVV Proxy Voting Polices. The number of shares voted pursuant to each IVV Proxy Voting Policy will be based on the pro rata ownership of Eligible Shareholders that have selected such IVV Proxy Voting Policy, calculated as of the record date for the applicable proxy for the underlying security held by the Fund. BFA will rely on the information reasonably available to it to determine the percentages and corresponding votes for the Eligible Shareholders.
BFA is authorized to use discretion in not voting or limiting the use of a Third-Party Proxy Voting Policy for certain underlying securities or certain proposals due to considerations including, but not limited to, cost, operational risk and/or complexity, local market regulation and practice, and financial considerations, including the decision not to recall securities on loan by the Fund. In addition, for corporate actions, special meetings such as in connection with merger transactions or other change of control transactions, voting in contested director elections, or other proxy issues where BFA has determined that a consistent vote cast according to BFA’s Proxy Voting Policy would be in the best interest of the Fund as a whole, BFA will apply BFA’s Proxy Voting Policy.
BFA will review proxy voting activity on behalf of the Fund, including any voting conducted in accordance with a Third-Party Proxy Voting Policy, to ensure that votes are cast in accordance with the Board’s delegation and applicable IVV Proxy Voting Policy.
IVV Proxy Voting Policies
Eligible Shareholders can select from the IVV Proxy Voting Policies, which are listed below in alphabetical order and included as appendices:
BlackRock	Egan-Jones	Glass Lewis	ISS
BFA’s Proxy Voting Policy*	Wealth Focused Policy	Benchmark Policy Guidelines	Catholic Faith-Based Proxy Voting Guidelines
		Climate Policy	Global Board-Aligned Proxy Voting Guidelines
		Corporate Governance Focused Policy	Socially Responsible Investment (SRI) Proxy Voting Guidelines

*	With respect to BFA’s Proxy Voting Policy, the Global Principles are included as an appendix while the regional voting guidelines and engagement priorities are available upon request.
Portfolio Holdings Information
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund discloses on its website (www.iShares.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculation.
In addition, certain information may also be made available to certain parties:
•
Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.iShares.com, prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e., Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e., Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.iShares.com after the close of markets in the U.S.
•
Communications with Authorized Participants, Liquidity Providers and Certain Other Third Parties: Certain employees of BlackRock are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.
BlackRock employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, and securities lending borrowers in connection with loan transactions, each as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund’s current registration statement.
•
Communications with Listing Exchanges: From time to time, employees of BlackRock may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.
•
Communications with Other Portfolio Managers: Certain information may be provided to employees of BlackRock who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.
•
Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.iShares.com.
•
Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Fund, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statements and federal securities laws and regulations thereunder.
•
Liquidity Metrics: “Liquidity Metrics,” which seek to ascertain the Fund’s liquidity profile under BlackRock’s global liquidity risk methodology, include but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of the Fund’s NAV invested in a particular liquidity tier under BlackRock’s global liquidity risk methodology. The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to the Liquidity Rule (including SEC liquidity tiering) is not permitted unless pre-approved. Disclosure of portfolio-level liquidity metrics prior to 60 calendar days after calendar quarter-end requires a non-disclosure or confidentiality agreement and approval of the Trust’s Chief Compliance Officer. Portfolio-level liquidity metrics disclosure subsequent to 60 calendar days after calendar quarter-end requires the approval of portfolio management and must be disclosed to all parties requesting the information if disclosed to any party.
The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Index
A description of the Underlying Index is provided below.
With respect to certain underlying indexes of the iShares funds, BFA or its affiliates have held discussions with the applicable index provider regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. The index provider designed and constituted such indices using concepts conveyed by BFA or its affiliates. For certain of these indices, the relevant fund may be the first or sole user of the underlying index. In its sole discretion, the index provider determines the composition of the securities and other instruments in such underlying index, the rebalance protocols of the underlying index, the weightings of the securities and other instruments in the underlying index, and any updates to the methodology. From time to time, BFA or its affiliates may also provide input relating to possible methodology changes of such underlying index pursuant to the index provider’s consultation process or pursuant to other communications with the index provider.

The S&P Indexes
Component Selection Criteria for Domestic Indexes. S&P Dow Jones Indices LLC’s (“SPDJI”) various Index Committees are responsible for the overall management of S&P Dow Jones Indices LLC's indices (“S&P DJI Indices”). Issuers (i.e., the “components”) selected for the Standard & Poor’s Financial Services LLC (“S&P”) U.S. indexes represent a broad range of industry segments within the U.S. economy. The starting universe of publicly traded U.S. issuers classified by the Global Industry Classification Standard (GICS®) is screened to eliminate ADRs, mutual funds, limited partnerships, royalty trusts, certain holding issuers, OTC bulletin board issues, pink sheet-listed issues, closed-end funds, ETFs and tracking stocks. REITs, except for mortgage REITs, are eligible for inclusion in the Indexes. The stock of each constituent must trade on either the New York Stock Exchange (“NYSE”), the NYSE Amex Equities or on Nasdaq. Additionally, only one share class per constituent will be included in an Index. The share class is selected by SPDJI and is generally defined as the largest, most liquid share class. Issuers with multiple share classes will have the classes combined for purposes of calculation of market capitalization. The following criteria are then analyzed to determine an issuer’s eligibility for inclusion in the S&P Indexes: (i) ownership of an issuer’s outstanding common stock, in order to screen out closely held issuers; (ii) trading volume of an issuer’s shares, in order to ensure ample liquidity and efficient share pricing; and (iii) the financial and operating condition of an issuer.
The S&P DJI’s Indices are capitalization-weighted, based on the following formula: number of outstanding shares of a constituent (as determined by the float-adjusted market capitalization using SPDJI’s methodology) multiplied by the constituent’s share price. Issuers with float-adjusted market capitalizations below certain thresholds are not eligible for the Indexes. In addition, the market capitalization of an issuer eligible for inclusion typically must be greater than the Index’s minimum market capitalization at the time it is being considered for Index inclusion. The market capitalizations of an Index’s components are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalizations of an Index’s constituent are adjusted for all strategic holdings, including private, corporate, and government holdings.
Issue Changes. General oversight responsibility for the S&P DJI Indices, including overall policy guidelines and methodology, is handled by the S&P Global Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases, with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.
Index Maintenance. Maintaining the S&P DJI Indices includes monitoring and completing the adjustments for issuer additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. An issuer will be removed from the S&P DJI Indices as a result of mergers/acquisitions, bankruptcy, or restructuring. An issuer is removed from the relevant index as close as possible to the actual date on which the event occurred. An issuer can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group. All replacement issuers are selected based on the above component section criteria.
When calculating index weights, individual components shares held by governments, corporations, strategic partners, or other control groups are excluded from the issuer’s shares outstanding. Shares owned by other issuers are also excluded regardless of whether they are index components. In countries with regulated environments, where a foreign investment limit exists at the sector or issuer level, the constituent’s weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.
Each issuer’s financial statements will be used to update the major shareholders’ ownership. However, during the course of the year, SPDJI also monitors each issuer’s Investable Weight Factor (“IWF”), which is SPDJI’s term for the mathematical float factor used to calculate the float adjustment. If a change in IWF is caused by a mandatory corporate action (i.e., merger, takeover, spin-off, or rights offering), a float adjustment will be implemented as soon as reasonably possible.
Changes in the number of shares outstanding driven by corporate events such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Material share changes resulting from certain non-mandatory corporate actions follow S&P DJI’s accelerated implementation rules with sufficient advance notification. Non-material share changes are implemented quarterly on the Friday near the end of the calendar quarter. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.us.spindices.com.

Index Availability. The S&P Indexes are calculated continuously and are available from major data vendors.
Exchange Rates. SPDJI uses the World Markets/Reuters Closing Spot Rates taken at 4:00 p.m. London time. Prior to January 31, 2013, SPDJI used the currency exchange (FX) rate corresponding to 5:15 p.m. Eastern time. In case World Markets/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year’s Day), the previous business day’s rates are normally used. SPDJI independently monitors the exchange rates on all its indexes. SPDJI may under exceptional circumstances elect to use alternative sources of exchange rates if the World Markets/Reuters rates are not available, or if SPDJI determines that the World Markets/Reuters rates are not reflective of market circumstances for a given currency on a particular day.
S&P 500®
Number of Components: approximately 503
Index Description. The S&P 500® is a capitalization-weighted index representing stocks from a broad range of industries chosen for market size, liquidity and industry group representation. The S&P 500® measures the performance of the large-capitalization sector of the U.S. equity market.
Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.  The Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, the Fund may change its investment objective and its Underlying Index without shareholder approval.
Fundamental Investment Policies
The Fund will not:
1.
Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.
Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.
Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.
4.
Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.
5.
Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

6.
Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.
Non-Fundamental Investment Policies of the Fund.
Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Fund may not:
1.
Purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1). The foregoing restriction does not restrict the Fund from acquiring the shares of registered open-end investment companies to the extent otherwise permissible under other provisions of the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
2.
In accordance with Rule 35d-1 under the 1940 Act, under normal circumstances, invest less than 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index or in depositary receipts representing component securities in the Underling Index.
The Fund will notify its shareholders at least 60 days prior to any change in its restrictions described in 2 above.
Notations Regarding the Fund’s Fundamental and Non-Fundamental Investment Policies
Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex (each, a “BlackRock Fund Complex”). The Fund is included in the iShares Complex, which includes iShares Trust, iShares U.S. ETF Trust, and iShares, Inc. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the iShares Complex, which consists of 427 funds as of August 1, 2025. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Fund's Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (1957)	Trustee (since 2009).
President of BlackRock, Inc. (since
2006); Vice Chairman of BlackRock,
Inc. and Head of BlackRock’s
Portfolio Management Group (since
its formation in 1998) and BlackRock,
Inc.’s predecessor entities (since
1988); Trustee, University of
Pennsylvania (since 2009); President
of Board of Directors, Hope & Heroes
Children’s Cancer Fund (since 2002).
Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Stephen Cohen[2] (1975)	Trustee (since 2024).
Senior Managing Director, Head of
Global Product Solutions of
BlackRock, Inc. (since 2024); Senior
Managing Director, Head of Europe,
Middle East and Africa Regions of
BlackRock, Inc. (2021-2024); Head of
iShares Index and Wealth in EMEA of
BlackRock, Inc. (2017-2021); Global
Head of Fixed Income Indexing of
BlackRock, Inc. (2016-2017); Chief
Investment Strategist for
International Fixed Income and
iShares of BlackRock, Inc. (2011-
2015).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

1
Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
2
Stephen Cohen is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (2002-2025).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (1956)	Trustee (since 2015); Securities Lending Committee Chair (since 2025).
Consultant (since 2012); Member of
the Audit Committee (2012-2018),
Chair of the Nominating and
Governance Committee (2017-2018)
and Director of PHH Corporation
(mortgage solutions) (2012-2018);
Managing Director and Global Head
of Financial Holding Company
Governance & Assurance and the
Global Head of Operational Risk
Management of Morgan Stanley
(2006-2012).

Director of iShares, Inc. (since 2015);
Trustee of iShares U.S. ETF Trust
(since 2015); Member of the Audit
Committee (since 2016), Chair of the
Audit Committee (since 2020) and
Director of The Hanover Insurance
Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); 15(c) Committee Chair (since 2025).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Laura F. Fergerson (1962)	Trustee (since 2024); Audit Committee Chair (since 2025).	President, Franklin Templeton Services, LLC (2017-2024); Director of the Board of Crocker Art Museum Association (since 2019); President, Crocker Art Museum Foundation (2022-2023).	Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
Cecilia H. Herbert (1949)	Trustee (since 2005).
Chair of the Finance Committee
(since 2019) and Trustee and
Member of the Finance, Audit and
Quality Committees of Stanford
Health Care (since 2016); Trustee of
WNET, New York's public media
company (since 2011) and Member
of the Audit Committee (since 2018),
Investment Committee (since 2011)
and Personnel Committee (since
2022); Member of the Wyoming
State Investment Funds Committee
(since 2022); Trustee of Forward
Funds (14 portfolios) (2009-2018);
Trustee of Salient MF Trust (4
portfolios) (2015-2018); Director of
the Jackson Hole Center for the Arts
(since 2021).
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
James Lam (1961)	Trustee (since 2024); Risk Committee Chair (since 2025).
President, James Lam & Associates,
Inc. (since 2002); Director of the FAIR
Institute (since 2020); adjunct
professor at Carnegie Mellon
University (since 2018); Member,
Zicklin School of Business Dean's
Council of Baruch College (since
2017); Director and Audit Committee
Chair of RiskLens, Inc. (2018-2023);
Director, Risk Oversight Committee
Chair and Audit Committee Member
of E*TRADE Financial and E*TRADE
Bank (2012-2020).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
Drew E. Lawton (1959)	Trustee (since 2017); Fixed Income Plus Committee Chair (since 2025).	Senior Managing Director of New York Life Insurance Company (2010- 2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).
John E. Martinez (1961)	Trustee (since 2003); Equity Plus Committee Chair (since 2025).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (1964)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2025).
Dean, and George Pratt Shultz
Professor of Accounting, University
of Chicago Booth School of Business
(since 2017); Advisory Board
Member (since 2016) and Director
(since 2020) of C.M. Capital
Corporation; Chair of the Board for
the Center for Research in Security
Prices, LLC (since 2020); Director of
WellBe Senior Medical (since 2023);
Robert K. Jaedicke Professor of
Accounting, Stanford University
Graduate School of Business (2001-
2017); Professor of Law (by
courtesy), Stanford Law School
(2005-2017); Senior Associate Dean
for Academic Affairs and Head of
MBA Program, Stanford University
Graduate School of Business (2010-
2016).
Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years
Jessica Tan (1980)	President (since 2024).
Managing Director of BlackRock, Inc.
(since 2015); Head of Global Product
Solutions, Americas of BlackRock,
Inc. (since 2024) and Head of
Sustainable and Transition Solutions
of BlackRock, Inc. (2022-2024);
Global Head of Corporate Strategy of
BlackRock, Inc. (2019-2022); Chief of
Staff to the CEO of BlackRock, Inc.
(2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).
Managing Director of BlackRock, Inc.
(since 2019); Chief Financial Officer
of iShares Delaware Trust Sponsor
LLC, BlackRock Funds, BlackRock
Funds II, BlackRock Funds IV,
BlackRock Funds V and BlackRock
Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).
Managing Director of BlackRock, Inc.
(since 2018); Chief Compliance
Officer of the BlackRock Multi-Asset
Complex, the BlackRock Fixed-
Income Complex and the iShares
Complex (since 2023); Deputy Chief
Compliance Officer for the BlackRock
Multi-Asset Complex, the BlackRock
Fixed-Income Complex and the
iShares Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).
Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).
James Mauro (1970)	Executive Vice President (since 2021).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).
Elise Terry (1977)	Executive Vice President (since 2025).
Managing Director of BlackRock, Inc.
(since 2016); Head of U.S. iShares
(since 2024); Co-Head of Distribution
for U.S. Wealth Advisory (2023-2024);
National Sales Manager, Wirehouse
Channel (2020-2023).

Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years
Daniel Prince (1981)	Executive Vice President (since 2025).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2015-2022); Head of U.S. iShares Product (since 2025); Head of iShares Product Consulting (2015-2025).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has also served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Stephen Cohen has been a Trustee of the Trust since 2024. Mr. Cohen has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2024. Mr. Cohen has also served as a Director of BlackRock Investment Management (UK) Limited, Director of BlackRock International Limited, and Director of BlackRock Group Limited since 2021. Mr. Cohen, Senior Managing Director, is BlackRock’s Chief Product Officer and a member of the Global Executive Committee. Mr. Cohen is responsible for the business strategy, innovation and commercialization of BlackRock’s full investment product platform, aligning product strategies with client needs and market trends, and unlocking new growth opportunities across iShares, Active, and Private Markets. Before assuming his current role in January 2024, Mr. Cohen served as the Head of Europe, Middle East and Africa from 2021, leading BlackRock in the region. He was previously Head of the iShares, Index and Wealth businesses in EMEA, overseeing BlackRock's relationships with wealth management firms and platforms, the development and distribution of active and index investments, and the firm’s equity index portfolio management capability in the region. Having joined BlackRock in 2011, Mr. Cohen initially served as the Chief Investment Strategist for International Fixed Income and iShares, and then, in 2016, as Global Head of Fixed Income Indexing. Prior to BlackRock, Mr. Cohen was Global Head of Equity Linked Strategy at Nomura Holdings, Inc. Mr. Cohen’s career began at UBS in 1996 before he joined ING Barings in 2003, having served as Director, Fixed Income at each firm. Mr. Cohen earned a Bachelor of Science degree in Economics from the University of Southampton, and holds certifications as a SFA Futures and Options Representative, a SFA Securities Registered Representative, and an IFPR Material Risk Taker.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Trust's Board since 2022. Mr. Kerrigan has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Equity Plus and Nominating and Governance Committees of each Board from 2019 to 2021, and as Chair of each Board since 2022. Mr.

Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan served as Chief Investment Officer of Santa Clara University from 2002-2025. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Securities Lending Committee since 2025. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2015 and Chair of the Securities Lending Committee of each Board since 2025. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016, and as Chair of the Audit Committee since 2020. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee since 2025. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2017 and Chair of the 15(c) Committee of each Board since 2025. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares U.S. ETF Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has also served as a Director of One Generation Away, a non-profit which works to bring healthy food directly to people in need, since 2021. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
Laura F. Fergerson has been a Trustee of the Trust since 2024 and Chair of the Audit Committee of the Trust since 2025. Ms. Fergerson has also served as a Director of iShares, Inc., a Trustee of iShares U.S. ETF Trust since 2024, and Chair of the Audit Committee of each Board since 2025. From 2017 to 2024, Ms. Fergerson was the President of Franklin Templeton Services, LLC where she led the global fund administration division. Prior to that, she held various roles at Franklin Templeton since 1993, which included managing financial and regulatory reporting and global fund tax. Ms. Fergerson has been a Director, since 2019, of the Crocker Art Museum Association and was the President, from 2022 to 2023, of the Crocker Art Museum Foundation. Ms. Fergerson has a BA degree in Economics from the University of California, Berkeley and is a Certified Public Accountant (inactive) and a member of the American Institute of Certified Public Accountants.
Cecilia H. Herbert has been a Trustee of the Trust since 2005. Ms. Herbert has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Trust's Board from 2016 to 2021. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Previously, Ms. Herbert served as Trustee of the Montgomery Funds from 1992 to 2003, the Pacific Select Funds from 2004 to 2005, the Forward Funds from 2009 to 2018, the Salient Funds from 2015 to 2018 and the Thrivent Church Loan and Income Fund from 2019 to 2022. She has served as a member of the Finance, Audit and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as a Trustee of WNET, New York’s public media station, since 2011 and a Member of its Audit Committee since 2018. She was appointed to the Wyoming State Investment Funds Committee in 2022. She became a member of the Governing Council of the Independent Directors Council in 2018. She served as a Director of the Senior Center of Jackson Hole from 2020 to 2023 and of the Jackson Hole Center for the Arts since 2021. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. From 1973 to 1990 she worked at J.P.

Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
James Lam has been a Trustee of the Trust since 2024 and Chair of the Risk Committee of the Trust since 2025. Mr. Lam has also served as a Director of iShares, Inc., a Trustee of iShares U.S. ETF Trust since 2024, and Chair of the Risk Committee of each Board since 2025. Mr. Lam has over 40 years of experience in corporate governance and risk management as a board director, management consultant, and chief risk officer. He has previously served as a director on public, private, and fund boards, including leadership roles as the chair of the risk, audit, and compliance committees. From 2012 to 2020, Mr. Lam was a Director of E*TRADE Financial and E*TRADE Bank, where he served as Risk Oversight Committee Chair and Audit Committee Member. Mr. Lam has been President of James Lam & Associates, Inc., a risk management consulting firm serving global clients across all major industry sectors, since 2002. Previously, Mr. Lam served as Founder and President of ERisk, a Partner of Oliver Wyman, and the Chief Risk Officer of Fidelity Investments. Mr. Lam has served as a Director of the FAIR Institute, a not-for-profit organization dedicated to advancing the discipline of cyber risk quantification, since 2020. Mr. Lam is the author of “Enterprise Risk Management” and “Implementing Enterprise Risk Management,” leading risk management books. He holds the NACD Directorship Certification and the NACD CERT Certificate in Cyber-Risk Oversight. Mr. Lam has been an adjunct professor at Carnegie Mellon University since 2018 and a member of the Zicklin School of Business Dean's Council of Baruch College since 2017. Mr. Lam has a BBA from Baruch College and an MBA from the University of California, Los Angeles.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the Fixed Income Plus Committee of the Trust since 2025. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares U.S. ETF Trust, and Chair of the Fixed Income Plus Committee of each Board since 2025. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares U.S. ETF Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton has also served as a member of the Compensation and Finance and Risk Committees and Director of Jackson Financial Inc. since 2021. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has been an Adjunct Professor at the University of North Texas since 2021. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Equity Plus Committee of the Trust since 2025. Mr. Martinez has also served as a Director of iShares, Inc. since 2003, a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Equity Plus Committee of each Board since 2025. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. From 2017 to 2020, Mr. Martinez served as a Board member for the Cloudera Foundation. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Nominating and Governance Committee of the Trust since 2025. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Nominating and Governance Committee of each Board since 2025. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business and also serves as Chair of the Board for the Center for Research in Security Prices, LLC, an affiliate of the University of Chicago Booth School of Business, since 2020. He has served on the Advisory Board of C.M. Capital Corporation since 2016 and as a Director of C.M. Capital Corporation since 2020. Mr. Rajan has served as a director of WellBe Senior Medical since 2023. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke

Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of eleven members, nine of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Fund. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting the Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Fund's independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support the Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Fund's investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Laura F. Fergerson (Chair), Richard L. Fagnani (Co-Chair from January 1, 2025 to June 30, 2025), Cecilia H. Herbert and John E. Martinez, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met five times during the fiscal year ended March 31, 2025.
The members of the Nominating and Governance Committee are Madhav V. Rajan (Chair), Richard L. Fagnani, Laura F. Fergerson, and Cecilia H. Herbert, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met six times during the fiscal year ended March 31, 2025.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Richard L. Fagnani. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met two times during the fiscal year ended March 31, 2025.
The members of the Securities Lending Committee are Jane D. Carlin (Chair), James C. Lam, Drew E. Lawton and John E. Martinez, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met five times during the fiscal year ended March 31, 2025.
The members of the Equity Plus Committee are John E. Martinez (Chair), Jane D. Carlin, Richard L. Fagnani, and Cecilia H. Herbert, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended March 31, 2025.
The members of the Fixed Income Plus Committee are Drew E. Lawton (Chair), Laura F. Fergerson, James C. Lam and Madhav V. Rajan, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended March 31, 2025.
The members of the Risk Committee are James C. Lam (Chair), Jane D. Carlin (Co-Chair from January 1, 2025 to June 30, 2025), Cecilia H. Herbert, Drew E. Lawton and Madhav V. Rajan, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board risk related matters of the Fund so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met six times during the fiscal year ended March 31, 2025.
As the Chair of the Board, John E. Kerrigan may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2024, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Stephen Cohen[1]	None	None	None

John E. Kerrigan	iShares Core MSCI Emerging Markets ETF	$1-$10,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares ESG Advanced MSCI EAFE ETF	$1-$10,000
	iShares ESG Advanced MSCI USA ETF	$10,001-$50,000
	iShares ESG Aware MSCI EAFE ETF	$10,001-$50,000
	iShares ESG Aware MSCI EM ETF	$1-$10,000
	iShares ESG Aware MSCI USA ETF	$10,001-$50,000
	iShares ESG Aware MSCI USA Small-Cap ETF	$10,001-$50,000
	iShares ESG MSCI KLD 400 ETF	$10,001-$50,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares Genomics Immunology and Healthcare ETF	$50,001-$100,000
	iShares Global Clean Energy ETF	Over $100,000
	iShares Global Infrastructure ETF	Over $100,000

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI EAFE Growth ETF	$10,001-$50,000
	iShares MSCI EAFE Value ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ex China ETF	$10,001-$50,000
	iShares MSCI USA Equal Weighted ETF	Over $100,000
	iShares ESG Optimized MSCI USA ETF	$10,001-$50,000
	iShares MSCI USA Quality Factor ETF	$10,001-$50,000
	iShares S&P 500 Growth ETF	$50,001-$100,000
	iShares S&P 500 Value ETF	$10,001-$50,000
	iShares U.S. Infrastructure ETF	$1-$10,000
	iShares U.S. Technology ETF	$10,001-$50,000

Jane D. Carlin	iShares Core MSCI EAFE ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Global Clean Energy ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	$50,001-$100,000
	iShares MSCI Global Select Metals and Mining Producers	$10,001-$50,000
	iShares Select Dividend ETF	$50,001-$100,000
	iShares Short Treasury Bond ETF	$10,001-$50,000

Richard L. Fagnani	iShares Core Dividend Growth ETF	Over $100,000	Over $100,000
	iShares Core MSCI EAFE ETF	$50,001-$100,000
	iShares Core MSCI Europe ETF	$50,001-$100,000
	iShares Core MSCI International Developed Markets ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	Over $100,000
	iShares International Dividend Growth ETF	$50,001-$100,000
	iShares Morningstar Growth ETF	Over $100,000
	iShares Morningstar Mid-Cap ETF	Over $100,000
	iShares Morningstar Mid-Cap Value ETF	$10,001-$50,000

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares MSCI Intl Momentum Factor ETF	Over $100,000
	iShares MSCI Intl Value Factor ETF	$50,001-$100,000
	iShares U.S. Real Estate ETF	$10,001-$50,000

Laura F. Fergerson[2]	iShares Core S&P Small-Cap ETF	$50,001-$100,000	Over $100,000
	iShares Preferred and Income Securities ETF	Over $100,000
	iShares Russell 1000 Growth ETF	$50,001-$100,000
	iShares Russell 2000 Growth ETF	$50,001-$100,000

Cecilia H. Herbert	iShares 1-5 Year Investment Grade Corporate Bond ETF	$10,001-$50,000	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	Over $100,000
	iShares Core S&P U.S. Value ETF	Over $100,000
	iShares MSCI USA Value Factor ETF	Over $100,000

James Lam[2]	iShares 7-10 Year Treasury Bond ETF	Over $100,000	Over $100,000
	iShares 10-20 Year Treasury Bond ETF	$50,001-$100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	Over $100,000
	iShares Dow Jones U.S. ETF	Over $100,000
	iShares Global Infrastructure ETF	$50,001-$100,000
	iShares Russell 2000 Growth ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares S&P 500 Growth ETF	Over $100,000
	iShares S&P 500 Value ETF	Over $100,000
	iShares Semiconductor ETF	$50,001-$100,000
	iShares TIPS Bond ETF	Over $100,000

Drew E. Lawton	iShares 1-3 Year Treasury Bond ETF	Over $100,000	Over $100,000
	iShares 20+ Year Treasury Bond BuyWrite Strategy ETF	$50,001-$100,000
	iShares Biotechnology ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Core US Aggregate Bond ETF	$50,001-$100,000
	iShares Expanded Tech Sector ETF	$50,001-$100,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares Global Financials ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$50,001-$100,000
	iShares U.S. Financial Services ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000
	iShares U.S. Healthcare ETF	Over $100,000

John E. Martinez	iShares Core MSCI International Developed Markets ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Global Consumer Staples ETF	$50,001-$100,000
	iShares Large Cap Max Buffer Sep ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000

Madhav V. Rajan	iShares Core MSCI International Developed Markets ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000

1
Appointed to serve as an Interested Trustee effective March 5, 2024.
2
Appointed to serve as an Independent Trustee effective April 8, 2024.
As of December 31, 2024, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2025, each current Independent Trustee is paid an annual retainer of $475,000 for his or her services as a Board member to the BlackRock-advised Funds in the iShares Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board member. The Independent Chair of the Board is paid an additional annual retainer of $125,000. The Chair of each of the Audit Committee, Risk Committee, Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $50,000. The Co-Chair of each of the Audit Committee and Risk Committee was paid an additional retainer of $25,000. Prior to January 1, 2025, each Independent Trustee that served as a director of subsidiaries of the iShares Complex was paid an additional annual retainer of $10,000.
The table below sets forth the compensation paid to each Independent Trustee for services to the Fund and the aggregate compensation paid to them for services to the iShares Complex. Because BFA has agreed in the Investment Advisory

Agreements to cover all operating expenses of the Fund, subject to certain exclusions as provided for therein, BFA pays the compensation from its management fees. Compensation from the iShares Complex is not paid to Interested Trustees.
Trustee	Aggregate Compensation for the Fund in this SAI[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Aggregate Compensation for the iShares Complex[2]
Interested Trustees:

Robert S. Kapito	None	Not Applicable	Not Applicable	None
Stephen Cohen[3]	None	Not Applicable	Not Applicable	None

Independent Trustees:

Jane D. Carlin	$1,199	Not Applicable	Not Applicable	$505,000
Richard L. Fagnani	1,213	Not Applicable	Not Applicable	515,000
Laura F. Fergerson[4]	877	Not Applicable	Not Applicable	341,250
Cecilia H. Herbert	1,219	Not Applicable	Not Applicable	525,000
John E. Kerrigan	1,376	Not Applicable	Not Applicable	580,000
James Lam[4]	877	Not Applicable	Not Applicable	341,250
Drew E. Lawton	1,193	Not Applicable	Not Applicable	500,000
John E. Martinez	1,169	Not Applicable	Not Applicable	490,000
Madhav V. Rajan	1,169	Not Applicable	Not Applicable	490,000

1
Calculated by multiplying the “Aggregate Compensation for the iShares Complex” by the number of Funds in this SAI compared to the number of funds in the iShares Complex as of the fiscal year end.
2
Includes compensation for services to iShares, Inc., iShares Trust, and iShares U.S. ETF Trust for the most recent calendar year end.
3
Appointed to serve as an Interested Trustee effective March 5, 2024.
4
Appointed to serve as an Independent Trustee effective April 8, 2024.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of the Fund's outstanding shares as of June 30, 2025.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of July 11, 2025, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund were as follows:

Name	Percentage of Ownership
National Financial Services LLC 245 Summer Street Boston, MA 02210	15.49%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	13.17%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.15%

Name	Percentage of Ownership
The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	5.29%
JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.14%
Conflicts of Interest.  Certain activities of BlackRock, Inc., BlackRock Advisors, LLC, BlackRock Fund Advisors and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Funds and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by a Fund.
BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests.
Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. In addition, the portfolio holdings of certain BlackRock-advised investment vehicles managed in an identical or substantially similar manner as certain Funds are made publicly available on a more timely basis than the applicable Fund. In some cases, such portfolio holdings are made publicly available on a daily basis. While not expected, it is possible that a recipient of portfolio holdings information for such an investment vehicle could cause harm to a Fund that is managed in an identical or substantially similar manner, including by trading ahead of or against such Fund based on the information received.
When BlackRock seeks to purchase or sell the same assets for client accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.
BlackRock, on behalf of other client accounts, on the one hand, and a Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which a Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund. In situations in which clients of BlackRock (including the Funds) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to a Fund, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.
In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions or sales, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.
BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) that it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The net asset value and liquidity of a Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients. In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock, or, to the extent permitted by the SEC and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.
BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. Additionally, an affiliate of BlackRock will create, write or issue options, which may be based on the performance of certain Funds. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock on an arms-length basis.
To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, markdowns, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.
Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.
When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock in evaluating the Fund’s creditworthiness.
BTC, an affiliate of BlackRock, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to, among other things, increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies the Funds and certain other clients and/ or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock may decline to make a securities loan on behalf of a Fund, discontinue lending on behalf of a Fund or terminate a securities loan on behalf of a Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact Funds by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall. In addition, some borrowers may prefer certain BlackRock lenders that provide additional protections against lender default that are favored by their prudential regulation.
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock does not currently enter into arrangements to use the Fund’s assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.
Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios. In addition, transactions in ETF shares may be executed on MEMX if third party brokers select MEMX as the appropriate venue for the execution of such orders.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies.”
It is also possible that, from time to time, BlackRock and /or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio.
BlackRock reserves the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of the Fund acquired for its own accounts or the account of a BlackRock advisory client. A large sale or redemption of shares of the Fund by BlackRock itself or a BlackRock advisory client could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund.

It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.
BlackRock and its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in “Determination of Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by BlackRock. BlackRock has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BlackRock’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BlackRock pricing committees and in accordance with BlackRock’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly managed private fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with another Fund or accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
BlackRock has adopted and implemented policies and procedures that are designed to address potential conflicts that arise in connection with the advisory services BlackRock provides to Funds and other clients. Certain BlackRock advisory personnel may take views, and make decisions or recommendations, that are different than or opposite those of other BlackRock advisory personnel. Certain portfolio management teams within BlackRock may make decisions or take (or refrain from taking) actions with respect to clients they advise in a manner different than or adverse to the decisions made or the actions taken (or not taken) by the Funds’ portfolio management teams. The various portfolio management teams may not share information with each other, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.
BlackRock has established certain information barriers and other policies to address the sharing of information between different businesses within BlackRock, including, effective on or about January 21, 2025, with respect to personnel responsible with managing portfolios and voting proxies with respect to certain index equity portfolios versus those responsible for managing portfolios and voting proxies with respect to all other portfolios. As a result of information barriers, certain units of BlackRock generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other units of BlackRock, and generally will not manage the Funds with the benefit of information possessed by such other units. Therefore, BlackRock may not be able to review potential investments for the Funds with the benefit of information held by certain areas of BlackRock.
BlackRock may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, BlackRock personnel, businesses, and business units that were moved will no longer have access to the information and personnel from the side of the information barrier from which they were moved. Information obtained in connection with such changes to information barriers may limit or restrict the ability of BlackRock to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that BlackRock may otherwise have purchased or sold for a client in the absence of a change to an information barrier). Information barriers may not have their intended impact due to, for example, changes in applicable law or inadvertent crossings of the barriers, and actions by personnel on one side of a barrier may impact the potential actions of personnel on the other side of a barrier.

Although the information barriers are intended to allow for independent portfolio management decision making and proxy voting among certain BlackRock businesses, the investment activities of BlackRock for BlackRock clients, as well as BlackRock’s proprietary accounts, may nonetheless limit the investment strategies and rights of other clients (including the Funds). As BlackRock’s assets under management increases, BlackRock clients may face greater negative impacts due to ownership restrictions and limitations imposed by laws, regulations, rules, regulators, or issuers. For example, in certain circumstances where a BlackRock client invests in securities issued by companies that operate in certain industries (e.g., banking, insurance, and utilities) or in certain emerging or international markets, or are subject to regulatory or corporate ownership restrictions (e.g., with mechanisms such as poison pills in place to prevent takeovers), or where a BlackRock client invests in certain futures and derivatives, there may be limits on the aggregate amount invested by BlackRock for its clients and BlackRock’s proprietary accounts that may not be exceeded without the grant of a license or other regulatory or corporate approval, order, consent, relief, waiver or non-disapproval or, if exceeded, may cause BlackRock or its clients to be subject to enforcement actions, disgorgement of share ownership or profits, regulatory restrictions, complex compliance reporting, increased compliance costs or suffer disadvantages or business restrictions. In light of certain restrictions, BlackRock may also seek to make indirect investments (e.g., using derivatives) on behalf of its clients to receive exposure to certain securities in excess of the applicable ownership restrictions and limitations when legally permitted that will expose such clients to additional costs and additional risks, including any risks associated with investing in derivatives. There may be limited availability of derivatives that provide indirect exposure to an impacted security. In addition, BlackRock clients can be subject to more than one ownership limitation depending on each client’s holdings, and each ownership limitation can impact multiple securities held by the client. Certain clients or shareholders may have their own overlapping obligations to monitor their compliance with ownership limitations across their investments.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a BlackRock client or as a result of corporate actions by the issuer, the ability of BlackRock on behalf of clients to purchase or dispose of investments, or exercise rights (including voting) or undertake business transactions, may be restricted by law, regulation, rule, or organizational documents or otherwise impaired. For example, to meet the requirements of an ownership limitation or restriction, a client may be unable to purchase or directly hold a security the client would otherwise purchase or hold. The limitation or restriction may be based on the holdings of other BlackRock clients instead of the specific client being restricted. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation or restriction because the fund cannot acquire the amount of the impacted security included in its index. BlackRock on behalf of its clients may limit purchases, sell existing investments, utilize indirect investments, utilize information barriers, or otherwise restrict, forgo, or limit the exercise of rights (including transferring, outsourcing, or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds. These types of restrictions could negatively impact a client’s performance or ability to meet its investment objective.
When BlackRock or a BlackRock client is subject to an ownership limitation, BlackRock may in its discretion seek permission from the applicable issuers or regulators to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. The issuer and/or regulator may also require that BlackRock on behalf of itself and its clients take or refrain from taking certain actions in connection with the approval, order, consent, relief or non-disapproval, which BlackRock may accept if it believes the benefits outweigh the costs and may limit BlackRock from taking actions that it otherwise would take. In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients, taking into consideration benchmark weight and investment strategy. BlackRock may adopt certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may limit additional purchases in such securities or, with respect to ETFs, remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund. If client holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to reduce these positions to meet the applicable limitations and BlackRock or such client may be subject to regulatory actions. In these cases, the investments will be sold in a manner that BlackRock deems fair and equitable over time.
Ownership limitations are highly complex. It is possible that, despite BlackRock’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
Under an ETF Services Agreement, the Fund has, when applicable, retained BRIL, an affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL has engaged Citibank, N.A. (“Citibank”) as a subcontractor to provide certain ETF Services. BRIL retains a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank on the design and development of the ETF Services platform. Citibank has, and from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
In order to defray transaction expenses and protect against possible shareholder dilution, the Fund may collect certain fees from Authorized Participants in connection with cash substitutions for creation and redemption transactions. While BlackRock uses good faith estimates of the expected costs to the Fund in determining the rates for fees collected by the Fund related to creation and redemption activity, BlackRock may have incentives to improve Fund performance through the collection of these fees. As these charges are based on estimates, where the charges exceed actual transaction-related costs and/or expenses incurred by the Fund, Fund performance could improve as a result. BlackRock has established processes to oversee the determination of these estimates in an effort to mitigate this conflict.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. In instances where BlackRock charges a unitary management fee, BlackRock may have a financial incentive to use a BlackRock index that is less costly to BlackRock than a third party index. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to a Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to a Fund. To the extent that BlackRock is responsible for paying service providers out of its fees that it receives from the Funds, the benefits of lower fees, including any fee discounts or concessions, or any additional savings, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to a Fund. In addition, conflicts of interest may arise with respect to contractual arrangements with third-party service providers to a Fund, or the selection of such providers, particularly in circumstances where BlackRock is negotiating on behalf of both funds that have a unitary management fee and those that do not or different service providers have different fee structures.
Conflicts of interest may arise as a result of simultaneous investment management of multiple client accounts by the BlackRock’s investment professionals. For example, differences in the advisory fee structure may create the appearance of actual or potential conflicts of interest because such differences could create pecuniary incentives for BlackRock to favor one client account over another.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/ or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.
In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Fund fees and expenses applicable to such client’s investment in a Fund.
Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear, the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees).
For its investment advisory services to the Fund in the table below, BFA is entitled to an annual investment advisory fee equal to the rate indicated below of the average daily value of the Fund’s net assets. The fees are accrued daily and typically paid monthly by the Fund.
Fund	Annual Rate
iShares Core S&P 500 ETF	0.03%
BFA may from time to time voluntarily waive and/or reimburse fees or expenses to reduce the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
For the fiscal years noted below, the following table sets forth the management fees owed before any waivers and/or reimbursements and any fees or expenses waived and/or reimbursed:

Management Fees Paid for the Fiscal Year Ended March 31, 2025	Waivers and Reimbursements of Fees and Expenses for the Fiscal Year Ended March 31, 2025	Management Fees Paid for the Fiscal Year Ended March 31, 2024	Waivers and Reimbursements of Fees and Expenses for the Fiscal Year Ended March 31, 2024	Management Fees Paid for the Fiscal Year Ended March 31, 2023	Waivers and Reimbursements of Fees and Expenses for the Fiscal Year Ended March 31, 2023
$158,485,881	N/A	$109,163,491	N/A	$89,077,676	N/A

The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of March 31, 2025, the individuals named as Portfolio Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:

Jennifer Hsui
Types of Accounts	Number	Total Assets
Registered Investment Companies	348	$1,985,885,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Matt Waldron
Types of Accounts	Number	Total Assets
Registered Investment Companies	13	$107,267,000,000
Other Pooled Investment Vehicles	3	3,594,000,000
Other Accounts	7	5,984,000,000

Peter Sietsema
Types of Accounts	Number	Total Assets
Registered Investment Companies	84	$267,347,000,000
Other Pooled Investment Vehicles	4	102,000,000
Other Accounts	2	3,882,000,000

Steven White
Types of Accounts	Number	Total Assets
Registered Investment Companies	13	$107,267,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of March 31, 2025:

Jennifer Hsui
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Matt Waldron
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Peter Sietsema
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Steven White
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of March 31, 2025.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Each portfolio manager receives base compensation based on their position with the firm, as well as retirement and other benefits offered to all BlackRock employees. Additionally, each portfolio manager receives discretionary incentive compensation, determined based on several components, including: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the performance of portfolios managed by the portfolio manager and the team relative to the portfolios’ investment objectives (which in the case of index ETFs would be how closely the ETF tracks its underlying index), and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Discretionary incentive compensation is paid in cash up to a certain threshold with the remaining portion represented by deferred BlackRock, Inc. stock awards. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.
As of March 31, 2025, the Portfolio Managers beneficially owned shares of the Fund, for which they are primarily responsible for the day-to-day management, in the amounts reflected in the following tables:

Jennifer Hsui
Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
X

Matt Waldron
Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
X

Peter Sietsema
Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
X

Steven White
Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
X
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of the Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
Anti-Money Laundering Requirements.  The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.
JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement (the “Master Services Agreement”). JPMorgan’s principal address is 383 Madison Avenue, 11th Floor, New York, NY 10179. Pursuant to the Master Services Agreement with the Trust, JPMorgan provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, JPMorgan makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Master Services Agreement with the Trust, JPMorgan maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. JPMorgan is required, upon the order of the Trust, to deliver securities held by JPMorgan and to make payments for securities purchased by the Trust for the Fund. JPMorgan is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Master Services Agreement with the Trust, JPMorgan acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, JPMorgan receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee. BFA pays the compensation because it has agreed to pay these operating expenses under the Investment Advisory Agreement as described therein.
Distributor.  The Distributor's principal address is 50 Hudson Yards, New York, NY 10001. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  To the extent that the Fund engages in securities lending, the Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Fund, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.

To the extent that a Fund invests cash collateral in a non-government money market fund, the Fund may be subject to a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, a Fund will be subject to a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the liquidity costs are de minimis (i.e., less than one basis point (0.01%)). The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day. The imposition of any such discretionary or mandatory liquidity fee would reduce the Fund's returns on securities lending.
Under the securities lending program, the Fund is categorized into one of several specific asset classes. The determination of the Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
Pursuant to the current Securities Lending Agency Agreement: (i) domestic equity funds, such as the Fund, retain 81% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the iShares Complex (as defined in the Management—Trustees and Officers section of this SAI) in a calendar year exceeds specified thresholds, each applicable domestic equity fund, pursuant to the current Securities Lending Agency Agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 84% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of the securities lending income plus collateral investment fees.
The services provided to the Funds by BTC in the most recent fiscal year ended March 31, 2025 primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.
The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund during its most recent fiscal year ended March 31, 2025.

Fund	iShares Core S&P 500 ETF
Gross income from securities lending activities	$130,495,222
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	1,165,357
Cash collateral management expenses not included in securities lending income paid to BTC	1,021,020
Administrative fees not included in securities lending income paid to BTC	0
Indemnification fees not included in securities lending income paid to BTC	0
Rebates (paid to borrowers)	122,600,877
Other fees not included in securities lending income paid to BTC	0
Aggregate fees/compensation for securities lending activities	$124,787,254
Net income from securities lending activities	$5,707,968
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund and other funds or products sponsored and/or advised by BFA Entities (collectively for purposes of this section, the “Products”). BFA Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund or other Products (including, if applicable, any underlying Products held by the Fund), these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other Products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund and other Products, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Fund or other Products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund or other Products available to their clients, in some cases at a waived or reduced commission rate or ticket charge, develop new products that feature iShares, create educational content about the Fund or other Products that is featured on an Intermediary’s platform, or otherwise promote the Fund or other Products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the business of the BFA Entities or facilitate investment in the Fund or other Products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients, what services to provide for various products or what marketing content to make available to its clients based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients. These financial incentives may cause the Intermediary to recommend the Fund or other Products or otherwise promote the Fund or other Products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.blackrock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Fund or other Products.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote certain funds and Products to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain funds and Products in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities have entered into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the business of the BFA Entities or facilitate investment in the Fund or certain Products. Such agreements can include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or educational content, co-marketing and cross-promotional efforts. In certain cases, such payments to Intermediaries are subject to certain minimum payment levels or tiered payments. With respect to certain funds and Products, payments by the BFA Entities may take the form of, among other things, “due diligence” payments for an Intermediary’s review of such funds and Products; payment for providing employee training and information relating to such funds and Products; fees for access (in some cases on a preferential basis) to an Intermediary’s registered representatives, salespersons or other personnel, fees for maintaining an Intermediary’s investor platform, “shelf space” payments for making such funds and Products available on the Intermediary’s platform or fees for providing assistance in promoting the sale of such funds and Products. In such cases, the payments to Intermediaries may be tiered or based on a percentage of the value of the funds and Products held by customers of the applicable Intermediary and may also be subject to minimum payment levels. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties and may reflect different services provided. As of the date of this SAI, the Intermediaries and other third parties (or their respective affiliates) receiving one or more types of the contractual payments described above include (in addition to FBS and NFS): &Partners, Advisor Credit Exchange, AE Wealth Management, LLC, American Enterprise Investment Services, Inc., Avantax Investment Services, Inc., BNY Mellon Capital Markets, LLC, BNY Mellon Performance & Risk Analytics, LLC, Cetera Financial Group, Inc., Charles Schwab & Co., Inc., Clearstream Fund Centre AG, Commonwealth Equity Services, LLC, Dorsey Wright and Associates, LLC, Dynasty Financial Partners LLC, E*Trade Securities LLC, Envestnet Asset Management, Inc., iCapital Markets LLC, Interactive Brokers LLC, LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investors Services, LLC, Morgan Stanley Smith Barney

LLC, Northwestern Mutual Investment Services, LLC, Orion Portfolio Solutions, LLC, Pershing LLC, Raymond James Financial Services, Inc., Riskalyze, Inc., Sanctuary Wealth Group, LLC, UBS Financial Services Inc., Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed in the immediately preceding paragraph. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Products, including the Fund, in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Fund or other Products.
The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for the Fund is generally calculated as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day the NYSE is open. Valuation of assets held by the Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each an “Exchange”) are valued using information obtained via independent pricing services, generally at the Exchange closing price or, if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless BFA determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments. Fixed-income securities are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Funds’ approved independent third-party pricing services, each in accordance with BFA’s Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Pricing services also may consider yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a Fund. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value. Certain fixed- income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the issuer, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options (except ETF options, equity index options or those that are customized) for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for such exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BFA determines that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset. Customized exchange-traded equity options, ETF options, equity index options and OTC derivatives, may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying open-end funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.
General Valuation Information. Prices obtained from independent third-party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for assets that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on the Fund’s books at their fair value.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by BFA, the Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by BFA pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Underlying Index.
Fair Value. When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BFA in accordance with the Valuation Procedures. Pursuant to Rule 2a-5 under the Investment Company Act, the Board of Trustees has designated BFA as the valuation designee for the respective Funds for which it serves as investment adviser. BFA may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BFA believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BFA determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BFA is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BFA’s Rule 2a-5 Committee is responsible for reviewing and approving methodologies by investment type and significant inputs used in the fair valuation of Fund assets or liabilities. In addition, a Fund’s accounting agent assists BFA by periodically endeavoring to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers. BFA regularly evaluates the values assigned to the securities and other assets and liabilities of a Fund.
When determining the price for a Fair Value Asset, BFA will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that BFA deems relevant at the time of the determination, and may be based on analytical values determined by BFA using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment.
The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.
Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including the Fund. In return for such services, BFA may cause the Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Fund and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel.

Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Fund may invest.
Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in the Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by the Fund for the fiscal years noted. Any differences in brokerage commissions paid by the Fund from year to year are principally due to increases or decreases in the Fund’s assets over those periods or the magnitude of changes to the components of a Fund's Underlying Index:

Brokerage Commissions Paid During Fiscal Year Ended March 31, 2025	Brokerage Commissions Paid During Fiscal Year Ended March 31, 2024	Brokerage Commissions Paid During Fiscal Year Ended March 31, 2023
$1,681,277	$1,526,385	$1,155,238
The Fund did not pay any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies, during the fiscal year ended March 31, 2025.
The following table sets forth the names of the Fund's “regular broker dealers,” as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Fund invests, together with the market value of each investment as of the Fund’s fiscal year ended March 31, 2025:

Issuer	Market Value of Investment
J.P. Morgan Securities LLC	$8,367,713,093
BofA Securities, Inc.	$3,371,013,038
Goldman Sachs & Co. LLC	$2,079,728,761
Morgan Stanley & Co. LLC	$1,761,264,904
Citigroup Global Markets Inc.	$1,625,718,493
The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BlackRock may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The table below sets forth the portfolio turnover rates of the Fund for the fiscal years noted:

Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
3%	3%
Additional Information Concerning the Trust
Shares.  The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Fund.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with the Fund's launch, the Fund was seeded through the sale of one or more Creation Units by the Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of the Fund or the Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.

Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the approximate value of such Creation Unit as of April 30, 2025:

Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
50,000	$28,080,718.65
In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. The Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of the Fund generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.
The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.
The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery;

(ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by the Fund; or (vi) in certain other situations.
Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A member or participant of a clearing agency registered with the SEC which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Fund to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once the Fund has accepted an order, upon the next determination of the NAV of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Fund reserves the right to reject or revoke a creation order transmitted to it by the Distributor or its agent provided that a rejection or revocation of a creation order does not violate Rule 6c-11 under the Investment Company Act. For example, the Fund may reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities is not legally required or would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, JPMorgan, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit.
Creation Units of the Fund are generally issued on a “T+1 basis” (i.e., one Business Day after trade date). The Fund reserves the right to settle Creation Unit transactions on a different basis, if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Fund. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the contractual settlement date. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. Under an ETF Services Agreement, the Fund has retained BRIL, an affiliate of BFA, to perform ETF Services. BRIL will receive from an Authorized Participant a standard transaction fee on each creation order, which consists of (1) a fee for providing the ETF Services (the “ETF Servicing Fee”) and (2) transfer, processing and other transaction costs charged by the Fund custodian in connection with the issuance of Creation Units for such creation order (“Custody Transaction Costs”). BRIL is entitled to retain the ETF Servicing Fee pursuant to the ETF Services Agreement, but BRIL will reimburse any Custody Transaction Costs to the Fund custodian according to the amounts invoiced by such custodian.
The ETF Servicing Fee is a flat fee per order regardless of the number of Creation Units being purchased, which amount will vary among different Funds based on a number of factors, including the complexity of the order and the types of securities or instruments included in a Fund’s Creation Basket, among other variables. The ETF Servicing Fee may be equal to zero in certain instances, such as for creation transactions that consist solely of cash. The actual Custody Transaction Costs vary per order based on the number of trades, underlying markets and settlement locations associated with the issuance of a Creation Unit. The following table sets forth the actual creation transaction fee that was charged on June 30, 2025. The actual fee that was or would have been charged to an Authorized Participant in connection with a creation order will vary over time depending on the factors discussed above, and may be higher than the fee set forth below.
In order to defray transaction expenses for the Fund and protect against possible shareholder dilution, if a creation transaction consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs based on historical data or other inputs, at BlackRock’s discretion, and may include part or all of the spread between the expected bid and offer side of the market and anticipated market impact). However, the Fund is not obligated to trade identical securities to the securities identified by BlackRock in estimating these transaction and other costs and expenses. In certain cases, BlackRock or an affiliate may determine in its discretion to deviate from the regular charge, subject to the maximum amounts shown below.
Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the Fund's actual creation transaction fee as of June 30, 2025 and maximum additional charge (as described above):

Standard Creation Transaction Fee	Maximum Additional Charge*
$775.00	3.0%

*
As a percentage of the net asset value per Creation Unit.

Redemption of Creation Units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The Fund generally redeems Creation Units for Fund Securities (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
The Fund publishes the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) in order to effect redemptions of Creation Units of the Fund. Such Fund Securities and Cash Amount will remain in effect until such time as the next announced composition of the Fund Securities and Cash Amount is made available. The Fund Securities and Cash Amount are subject to possible amendment or correction. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units. The Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
Cash Redemption Method.   Although the Trust does not generally permit partial or full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.   A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. As described above, under an ETF Services Agreement, the Fund has retained BRIL, an affiliate of BFA, to perform certain ETF Services. BRIL will receive from an Authorized Participant a standard transaction fee on each redemption order, which consists of (1) the ETF Servicing Fee and (2) Custody Transaction Costs. BRIL is entitled to retain the ETF Servicing Fee pursuant to the ETF Services Agreement, but BRIL will reimburse any Custody Transaction Costs to the Fund custodian according to the amounts invoiced by such custodian.
The ETF Servicing Fee is a flat fee per order regardless of the number of Creation Units being redeemed, which amount will vary among different Funds based on a number of factors, including the complexity of the order and the types of securities or instruments included in a Fund’s Redemption Basket, among other variables. The ETF Servicing Fee may be equal to zero in certain instances, such as for redemption transactions that consist solely of cash. The actual Custody Transaction Costs vary per order based on the number of trades, underlying markets, and settlement locations associated with the redemption of a Creation Unit. The following table sets forth the actual standard redemption transaction fee that was charged on June 30, 2025. The actual fee that was or would have been charged to an Authorized Participant in connection with a redemption order will vary over time depending on the factors discussed above, and may be higher than the fee set forth below.
In order to defray transaction expenses for the Fund and protect against possible shareholder dilution, if a redemption transaction consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs based on historical data or other inputs, at BlackRock’s discretion, and may include part or all of the spread between the expected bid and offer side of the market and anticipated market impact). However, the Fund is not obligated to trade identical securities to the securities identified by BlackRock in estimating these transaction and other costs and expenses. In certain cases, BlackRock or an affiliate may determine in its discretion to deviate from the regular charge, subject to the maximum amounts shown below.
Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the Fund's actual redemption transaction fee as of June 30, 2025 and maximum additional charge (as described above):

Standard Redemption Transaction Fee	Maximum Additional Charge*
$775.00	2.0%

*
As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Fund must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Fund's transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by the Fund are generally made within one Business Day (i.e., “T+1”). The Fund reserves the right to settle redemption transactions on a different basis, if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by JPMorgan and marked-to-market daily. The fees of JPMorgan and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Custom Baskets.  Creation and Redemption baskets may differ and the Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used for the Fund and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund's policies and procedures.

Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
The Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. The Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than the excess of its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund may decide to retain a portion of its income or gains. The Fund will be subject to U.S. federal income taxation and excise taxation (as described below) to the extent it does not distribute all (or, in the case of the excise tax, substantially all) of such income or gains. In certain circumstances, including in instances where the operational cost of the distribution would exceed the amount of the income or excise tax, BFA or an affiliate may voluntarily pay the tax on behalf of the Fund or reimburse the Fund for the tax. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Excise Tax.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
As of March 31, 2025, the tax year-end of the Fund, the Fund had non-expiring capital loss carryforwards in the amount of $9,114,192,808 available to offset future realized capital gains.
Taxation of U.S. Shareholders.   Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, unless the retained amount is deemed to be de minimis or the applicable tax is otherwise reimbursed by BFA or an affiliate, the Fund will generally designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of (i) the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Backup Withholding.  In certain cases, the Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
The Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Qualified Dividend Income.  Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent the Fund receives qualified dividend income on the securities it holds and the Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not PFICs and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S. (where the dividends are paid with respect to such stock)). Substitute payments received by the Fund for securities lent out by the Fund will not be qualified dividend income.
A dividend from the Fund will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a RIC may report dividends as eligible for this deduction to the extent the RIC’s income is derived from ordinary REIT dividends (reduced by allocable RIC expenses). A shareholder may treat the dividends as such provided the RIC and the shareholder satisfy applicable holding period requirements. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.
Corporate Dividends Received Deduction.  Dividends paid by the Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.
Excess Inclusion Income.  Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may: (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
The Fund tries to avoid investing in REITs that are expected to generate excess inclusion income, but the Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, the Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.

Non-U.S. Investments.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
The Fund may be subject to non-U.S. income taxes withheld at the source. The Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. Withholding taxes on dividends on non-U.S. securities while such securities are lent out by the Fund are not eligible for non-U.S. tax credit pass through. Taxes not “passed through” for tax purposes will not be available to shareholders for foreign tax credit purposes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Consult your financial intermediary or tax advisor.
Passive Foreign Investment Companies.  If the Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting.  If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund's assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Internal Revenue Code and Treasury regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund's shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held more than 5% of the Fund's shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return.
Similar consequences would generally apply to a foreign shareholder's gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund's shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund's shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.
A foreign shareholder also may be subject to certain “wash sale” rules to prevent the avoidance of the tax filing and payment obligations discussed above through the sale and repurchase of Fund shares.

Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
The Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

Regulation Under the Alternative Investment Fund Managers Directive.  The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) (“EU Operative Provisions”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD (“AIFMD Disclosure Provisions”) if such managers market a fund to EU investors.
Where the AIFMD Disclosure Provisions relate to EU Operative Provisions that do not apply to BFA, no meaningful disclosure can be made. These EU Operative Provisions include prescriptive rules on: measuring and capping leverage in line with known European standards; the treatment of investors; the use of “depositaries”; and coverage for professional liability risks.
AIFMD imposes certain conditions on the marketing of funds, such as the Fund, to EU investors. AIFMD requires that an ‘alternative investment fund manager’ (“AIFM”) be identified to meet such conditions where such marketing is sought. For these purposes BFA, as the legal entity responsible for performing the portfolio and risk management of the Fund, shall be the AIFM.
AIFMD requires disclosure on an ongoing basis of certain information relating to the use of special arrangements, leverage, rights of reuse of collateral, guarantees granted under leverage arrangements and the use of gates, side pockets and similar liquidity management tools. Given that the Fund does not use any special arrangements or allow for collateral reuse, it is not intended that such disclosures will need to be made by the Fund. The Fund will, however, to the extent relevant and appropriate, disclose in its annual report information on the Fund's leverage, risk profile and risk management systems employed by BFA. The Fund will also disclose material changes, if any, to the liquidity management systems and procedures employed in respect of the Fund.
BFA has registered the Fund for marketing to investors in Finland, the Netherlands, Sweden, and the U.K.
Investors’ Rights.  The Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of the Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against the Fund or its service providers. In the event that an investor considers that it may have a claim against the Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.

Appendix - Proxy Voting Policies

iShares Core S&P 500 ETF – Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting
Effective Date: January 1, 2025
Last Review Date: September 17, 2025
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Applies to the iShares Core S&P 500 ETF
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Objective and Scope
Set forth below is the Proxy Voting Policy (the “Policy”) for the iShares Core S&P 500 ETF (the “Fund”), a series of iShares Trust (the “Trust”).
Policy / Document Requirements and Statements
The Board of Trustees (“Board”) of the Trust has the responsibility for the oversight of voting proxies relating to portfolio securities of the Fund. The Board has determined that it is in the best interests of the Fund and its shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles and procedures outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of Fund assets, all as contemplated by the Fund’s investment advisory agreement.
Under this Policy, certain eligible shareholders in the Fund (“Eligible Shareholders”) will be permitted to select (1) BlackRock Investment Stewardship’s (“BIS”) Global Benchmark Policy, comprised of the Global Principles for Benchmark Policies, regional voting guidelines, and engagement priorities, (as from time to time amended, the “BlackRock Proxy Voting Guidelines”) or (2) one of several third-party proxy voting policies recommended by BlackRock to the Board for inclusion in the Fund’s voting choice program with respect to proxy voting (the “Program”) and authorized by the Board for such inclusion (each, a “Third-Party Proxy Voting Policy” and, together with the BlackRock Proxy Voting Guidelines, the “ Proxy Voting Policies”). The Third-Party Proxy Voting Policies are as follows:
•
Egan-Jones Wealth Focused Policy;
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Glass Lewis Corporate Governance Focused Policy;
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Glass Lewis Benchmark Policy;
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Glass Lewis Climate Policy;
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ISS Global Board-Aligned Policy;
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ISS Socially Responsible Investment (SRI) Policy; and
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ISS Catholic Faith-Based Policy
BlackRock will work with a third-party service provider to identify shareholder accounts in the Fund at times reasonably determined by BlackRock, which are referred to as the “Eligible Shareholders.” The third-party service provider will send Eligible Shareholders a survey to select a Proxy Voting Policy for each of their accounts. Eligible Shareholders may subsequently select a different Proxy Voting Policy, from time to time, by accessing the third-party service provider’s platform with the survey information. BlackRock and the third-party service provider will require a reasonable period of time to review and implement initial and subsequent shareholder selections. Shareholders that have not or cannot be identified or contacted through this process or that are not a shareholder as of the survey dates will not receive a survey and will be unable to select a Proxy Voting Policy (but shareholders who are new investors in the Fund after the survey date will be contacted in the subsequent year). In the event that an Eligible Shareholder has not made a survey election or a shareholder is not an Eligible Shareholder, the shareholder’s pro rata shares will be voted pursuant to the BlackRock Proxy Voting Guidelines.

Except as described below, BlackRock will cast votes on behalf of the Fund on specific proxy issues in respect of securities held by the Fund (or may refrain from voting) in accordance with the Proxy Voting Policies. The number of shares voted pursuant to each Proxy Voting Policy will be based on the pro-rata ownership of shareholders that have selected such Proxy Voting Policy, calculated as of the record date for the applicable proxy for the underlying security held by the Fund. BlackRock will rely on the information reasonably available to it to determine the percentages and corresponding votes for the shareholder accounts.
BlackRock is authorized to use discretion in limiting the use of a Third-Party Proxy Voting Policy for certain underlying securities or certain proposals due to considerations including, but not limited to, cost, operational risk and/or complexity, local market regulation and practice, and financial considerations, including the decision not to recall securities on loan by the Fund. In addition, for corporate actions, special meetings such as in connection with merger transactions or other sale of control transactions, voting in contested director elections, or other proxy issues where BlackRock has determined that a consistent vote cast according to the BlackRock Proxy Voting Guidelines would be in the best interest of the Fund as a whole, BlackRock will apply the BlackRock Proxy Voting Guidelines.
In the event that a third-party service provider materially modifies a Third-Party Proxy Voting Policy, BlackRock will use the updated Third-Party Proxy Voting Policy unless BlackRock believes the changes are materially inconsistent with the overall objectives of the Program or would have changed BlackRock’s recommendation to the Board to include the Third-Party Proxy Voting Policy in the Program. If BlackRock determines the changes are materially inconsistent with the overall objectives of the Program or would have changed BlackRock’s recommendation to the Board to include the Third-Party Proxy Voting Policy in the Program, BlackRock will apply the BlackRock Proxy Voting Guidelines and provide an update to the Board at the next regular meeting.
BlackRock will review proxy voting activity on behalf of the Fund, including any voting conducted in accordance with a Third-Party Proxy Voting Policy, to ensure that votes are cast in accordance with this Policy and the applicable Proxy Voting Policy.
Conflicts Management
BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity and to mitigate material conflicts of interest in the exercise of proxy voting responsibilities. Potential material conflicts, and the resultant potential for undue influence, might be due to a relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates or employees, or a Fund or a Fund’s affiliates. BlackRock has taken certain steps to mitigate potential conflicts, which are outlined in detail in the BlackRock Proxy Voting Guidelines. In mitigating conflicts, BIS will adhere to the BlackRock Proxy Voting Guidelines.
In certain instances, BIS will engage an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.
With respect to the relationship between securities lending and proxy voting, shares on loan cannot be voted and BlackRock may determine to recall them for voting, as guided by BlackRock’s fiduciary responsibility to act in clients’ financial interests. The BlackRock Proxy Voting Guidelines set forth BlackRock’s approach to recalling securities on loan in connection with proxy voting, which applies to the decision to recall securities even when BlackRock would otherwise use a Third-Party Proxy Voting Policy.
Reports to the Board
BlackRock will report on an annual basis to the Board on (1) investor participation in the Program; (2) feedback from investors and the public; (3) BlackRock’s analysis of voting outcomes under the various Proxy Voting Policies and a representation that all votes were made in accordance with this Policy; (4) any changes to the Proxy Voting Policies that have not previously been reported; (5) updates on the scope of Voting Choice at BlackRock and similar programs offered within the registered investment company industry; (6) any operational issues under the Policy; and (7) any material changes to conflicts management practices that have not previously been reported.

BlackRock Investment Stewardship
Proxy voting guidelines for Benchmark Policies - U.S. securities
Effective as of January 2026

Market-level considerations	A-4
Boards and directors	A-4
Auditors and audit-related issues	A-10
Capital structure, mergers, acquisitions, asset sales, and other special situations	A-10
Executive compensation and benefits	A-12
Material sustainability-related risks and opportunities	A-15
Other corporate governance matters	A-17
Shareholder protections	A-19
Shareholder proposals	A-20
Market-level considerations
These proxy voting guidelines (the Guidelines) are part of the BlackRock Investment Stewardship (BIS) Benchmark Policies and should be read in conjunction with the BIS Global Principles.(1)
The Guidelines summarize BIS’ philosophy and approach to engagement and voting, as well as our view of governance best practices and the roles and responsibilities of boards and directors for publicly listed U.S. companies.(2)
These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BIS will engage and/or vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to a company, as well as individual ballot items at shareholder meetings. Generally, BIS supports the vote recommendations of boards and management at companies with sound corporate governance and that deliver strong financial returns over time.
Boards and directors
Oversight role of the board
Companies whose boards are comprised of appropriately qualified and engaged directors, with professional characteristics relevant to a company’s business, enhance the board’s ability to add long-term financial value and serve as the voice of shareholders in board discussions. In our view, a strong board gives a company a competitive advantage, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.
For this reason, our investment stewardship efforts focus on the effectiveness of the board of directors. We engage, as necessary, with members of the board’s nominating and/or governance committee to assess whether governance practices and board composition are effective given a company’s business model, sector, market, and the business environment in which a company is operating.
We consider it good practice when the board establishes and maintains a framework of robust and effective governance mechanisms that supports its oversight of the company’s strategy and operations, consistent with the long-term financial

(1)
The BIS Global Principles, regional voting guidelines, and Engagement Priorities (collectively, the BIS Benchmark Policies) set out the core elements of corporate governance that guide our investment stewardship program. The Benchmark Policies apply to clients’ assets invested through index equity strategies, take a financial materiality-based approach, and are focused solely on advancing clients' long-term financial interests.
(2)
On February 11, 2025, the U.S. Securities and Exchange Commission (SEC) staff issued updated guidance for shareholders to maintain their eligibility to report their beneficial ownership under Schedule 13G of the Exchange Act. We comply fully with these requirements and do not engage with portfolio companies for the purpose, or with the effect, of changing or influencing control of any company.

interests of investors. This includes having clear descriptions of the role of the board and the committees of the board and how directors engage with and oversee management, as well as disclosure of material risks that may affect a company’s long-term strategy and how management is effectively identifying, managing, and mitigating such risks.
Understanding management's long-term strategy and the milestones against which investors should assess its implementation is central to our approach. If any strategic targets are significantly missed or materially restated, we find it helpful when company disclosures provide a detailed explanation of the changes and an indication of the board's role in reviewing the revised targets. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s strategy.
Where a company has not adequately disclosed or demonstrated that its board has fulfilled these corporate governance and risk oversight responsibilities, we may consider not supporting the election of certain directors who, in our assessment, have particular responsibility for the issues.
While BIS’ vote decisions on behalf of clients may convey concerns with a director’s suitability for service on a particular board, they may also convey concerns with the particular role held by an otherwise qualified and effective director currently serving on the board.
Issues and criteria that are frequently assessed as part of our director voting evaluations are indicated below.
Risk oversight
We look to the board to exercise appropriate oversight of management and the business activities of the company. Where we determine that a board has not demonstrated sufficient oversight in a way that may impede a company’s ability to deliver long-term financial value, we may not support the responsible committees and/or individual directors.
Common circumstances are illustrated below:
•
Where the board has not facilitated quality, independent auditing or accounting practices or provided timely disclosure of remediation of material weaknesses, we may not support members of the audit committee
•
Where the company has not provided shareholders with adequate disclosure to conclude that appropriate strategic consideration is given to material risk factors, we may not support members of the responsible committee, or the most relevant director
•
Where it appears that a director has acted (at the company or at other companies) in a manner that compromises their ability to represent the best long-term economic interests of shareholders, we may not support that individual
•
Where a director has a multi-year pattern of poor attendance at both the full board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale, we may not support that individual. Excluding exigent circumstances, BIS generally considers attendance at less than 75% of the full board and applicable committee meetings to be poor attendance
We look to companies to have an established process for identifying, monitoring, and managing business and material risks. In our view, independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosures provide investors with an understanding of the company’s long-term risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Director independence
We look for a majority of the directors on the board to be independent to ensure objectivity in the decision-making of the board and its ability to oversee management. In addition, we consider it best practice when, generally, all members of audit, compensation, and nominating/governance board committees are independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:

•
Employment as a senior executive by the company or a subsidiary within the past five years
•
An equity ownership in the company in excess of 20%
•
Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company and its shareholders
We may not support directors whom we do not consider to be independent, including at controlled companies, when we believe oversight could be enhanced with greater independent director representation. We may also not support the chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure.
Sufficient capacity
Where a director serves on an excessive number of boards, which may limit their capacity to focus on each board’s needs, we may not support that individual. The following identifies the maximum number of boards on which a director may serve, before BIS considers them to be over-committed:
Total # of Public Boards
Public Company Executives(3)	2
Non-Executive Directors	4
In addition, we recognize that board leadership roles may vary in responsibility and time requirements in different markets around the world. In particular, where a director maintains a Chair role of a publicly listed company in European markets, we may consider that responsibility as equal to two board commitments, consistent with our proxy voting guidelines for European, Middle Eastern, and African securities. In evaluating a director's total number of board commitments, we may consider the application of our regional voting guidelines, as appropriate, in cases where a director serves on non-U.S. public boards.
Board structure
Classified board of directors/staggered terms
We look to directors to be re-elected annually. Classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure. This may include when a company needs consistency and stability during a time of transition, e.g., newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g., closed-end funds or business development companies (BDCs), in certain circumstances.(4) However, in these instances, we look to the board to periodically review the rationale for a classified structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the directors up for election at the time. See “Shareholder rights” under the “Shareholder rights and board responsiveness” section for additional detail.
Independent leadership structures
There are two commonly observed structures for independent leadership to balance the CEO role in the boardroom: 1) an independent Chair; or 2) a Lead Independent Director when the roles of Chair and CEO are combined, or when the Chair is otherwise not independent. See the “Director independence” section for common impediments to independence.(5)

(3)
A public company executive is defined as a Named Executive Officer or Executive Chair.
(4)
A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.
(5)
Please see: Spencer Stuart, ”2025 U.S. Spencer Stuart Board Index,” 2025 for additional information on the latest trends on Board and Committee Structure and Leadership, including that a growing number of S&P 500 boards are separating the Chair and CEO roles over the past 26 years.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.(6) However, BIS may not support the most senior non-executive member of the board when appropriate independence is lacking in designated leadership roles.
In the event that the board chooses to have a combined Chair/CEO or a non-independent Chair, we support the designation of a Lead Independent Director, with the ability to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. We find it helpful when these roles and responsibilities are disclosed and easily accessible.
The following table illustrates examples of responsibilities under each board leadership model:(7)
	Combined Chair/CEO or CEO + Non-independent Chair		Separate independent Chair
	Chair/CEO or Non- independent Chair	Lead Independent Director	Independent Chair
Board Meetings	Authority to call full meetings of the board of directors	Authority to call meetings of independent directors Attends full meetings of the board of directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the Lead Independent Director	Collaborates with Chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
CEO and management succession planning
We look to companies to have a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We appreciate it when succession planning covers scenarios over both the long-term, consistent with the strategic direction of the company and identified leadership needs over time, as well as the short-term, in the event of an unanticipated executive departure. We encourage the company to explain their executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Where there is significant concern regarding the board’s succession planning efforts, we may not support members of the responsible committee, or the most relevant director.

(6)
To this end, we do not typically support shareholder proposals asking for the separation of Chair and CEO as a means of addressing other concerns we may have at the company for which a vote against directors would be more appropriate. Rather, support for such a proposal might arise in the case of overarching and sustained governance concerns, such as a lack of independence or failure to oversee a material risk over consecutive years.
(7)
This table is for illustrative purposes only. The roles and responsibilities cited here are not all-encompassing and are noted for reference as to how these leadership positions may be defined.

During a CEO transition, companies may elect for the departing CEO to maintain a role in the boardroom. We ask for disclosures to understand the timeframe and responsibilities of this role. In such instances, we typically look for the board to have appropriate independent leadership structures in place. See the table under “Independent leadership structures” above.
Director compensation and equity programs
We look for the compensation for directors to generally be structured to attract and retain directors, while also aligning their interests with those of shareholders. In our view, director compensation packages that are based on the delivery of long-term financial value creation and include some form of long-term equity compensation are more likely to meet this goal.
Board quality and effectiveness
Board term limits and director tenure
We generally defer to the board’s determination on whether setting age limits or term limits is a valuable mechanism for ensuring periodic board refreshment. BIS will also consider the average board tenure to evaluate processes for board renewal. We may oppose the election of certain directors who serve on boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
We encourage boards to periodically review director qualifications and skills to ensure relevant experience, expertise, and perspectives are represented in the boardroom. To this end, we consider it best practice when the board conducts performance reviews and skills assessments. We encourage boards to disclose their approach to evaluations, if an external party conducts the evaluation, the frequency of the evaluations, and whether that evaluation occurs on an individual director basis.
In addition, where boards have adopted corporate governance guidelines regarding committee leadership and/or membership rotation, we appreciate clear disclosure of those policies.
Board size
We believe that directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may not support the appropriate committees and/or individual directors if, in our view, the board is ineffective in its oversight, either because it is too small to allow for the necessary range of skills and experience or too large to function efficiently.
Board composition
In assessing board composition, we take into account a company’s board size, business model, strategy, market capitalization, and ownership structure, as well as the market in which the company operates. We find it helpful when companies explain how their approach to board composition supports the company’s governance practices.
When nominating directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the capabilities and suitability of each individual nominee and their fit within overall board composition. These disclosures should explain how the collective experience and expertise of the board, as well as the particular skillsets of individual directors, align with the company’s long-term strategy. Highly qualified and engaged directors, with professional characteristics relevant to a company’s business and strategy, enhance the ability of the board to add value and be the voice of shareholders in board discussions.
It is in this context that we are interested in a variety of experiences, perspectives, and skillsets in the boardroom. We see it as a means of avoiding “group think” in the board’s exercise of its responsibilities to advise and oversee management.
Over the past decade, we have observed companies increasingly nominating directors who bring a variety of experiences, perspectives, and skillsets, noting that this helps their boards more effectively navigate material risks and identify strategic-growth drivers by better understanding the company’s customers, employees, and communities. We assess company boards on a case-by-case basis and may not support the election of members of the nominating/governance committee where an

S&P 500 company board is a sustained outlier compared to market practice in terms of its variety of experiences, perspectives, and skillsets.(8)
We recognize that companies with smaller market capitalizations and in certain sectors may face more challenges in nominating directors with a variety of experiences, perspectives, and skillsets. Amongst such companies, we look for a relevant mix of qualifications.
In order to help investors understand a company’s approach to board composition, we ask boards to disclose, in a manner consistent with local laws:
•
How candidates for board positions are identified, including whether professional firms or other resources outside of incumbent directors’ networks are engaged to identify and/or assess candidates
•
How directors’ qualifications, which may include domain expertise such as finance or technology, and sector- or market-specific experience, are complementary and link to the company’s long-term strategy
•
How various experiences, perspectives, and skillsets are considered in board composition, given the company’s long-term strategy and business model
Shareholder rights and board responsiveness
Shareholder rights
Where we determine that a board has not acted in the best interests of the company’s shareholders, or takes action to unreasonably limit shareholder rights, we may not support the relevant committees and/or individual directors. Common circumstances are illustrated below:
•
The independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board implements or renews a rights plan (poison pill) without shareholder approval
•
The independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws and where the effect may be to entrench directors or to unreasonably reduce shareholder rights
•
Members of the compensation committee where the company has repriced options without shareholder approval
If a board maintains a classified structure, it is possible that the director(s) or committee members with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, we may register our concern by voting against the most relevant director(s) up for election.
Responsiveness to shareholder concerns
We look to a board to be engaged with and responsive to the company’s shareholders, including acknowledging voting outcomes for director elections, compensation, shareholder proposals, and other ballot items. Where a board has not substantially addressed shareholder concerns that may be deemed material to the business, we may not support the responsible committees and/or individual directors. Common circumstances are illustrated below:
•
The independent Chair or Lead Independent Director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
•
The chair of the nominating/governance committee, or where the chair is not standing for election, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BIS did not support the initial vote against such board member(s)
•
The independent Chair or Lead Independent Director and/or members of the nominating/governance committee, where a board fails to consider shareholder proposals that: 1) receive substantial support; and 2) in our view, have a material impact on the business, shareholder rights, or the potential for long-term financial value creation

(8)
Aspects of a director’s background that may, depending on the company, contribute to the experiences, perspectives, and skillsets that inform effective board oversight include professional background, as well as demographic background, including gender, race/ethnicity, disability, U.S. veteran status, LGBTQ+ identity, and national, Indigenous, religious, or cultural identity.

Majority vote requirements
We look to directors to be elected by a majority of the shares voted. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards generally assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. As a best practice, companies with either a majority vote standard or a plurality vote standard should adopt a resignation policy for directors who do not receive support from at least a majority of votes cast. Where the company already has a sufficiently robust majority voting process in place, we are unlikely to support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies or those with concentrated ownership structures.
Cumulative voting
As stated above, a majority vote standard is generally in the best long-term financial interests of shareholders, as it enhances director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Auditors and audit-related issues
BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Accordingly, we look for the assumptions made by management, and reviewed by the auditor in preparing the financial statements, to be reasonable and justified.
We view the audit committee, or its equivalent, as responsible for overseeing the management of the independent auditor and the internal audit function at a company.
We may vote against the audit committee members where the board has not facilitated quality, independent auditing. We look to public disclosures for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we look for timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor being free of any impediments that could compromise its ability to serve as an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. In addition, to the extent that an auditor has not reasonably identified and addressed issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice, we may also not support ratification.
Shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure, mergers, acquisitions, asset sales, and other special situations
Equal voting rights
In principle, we have concerns with share classes with equivalent economic exposure and differentiated voting rights. We consider it best practice when companies with dual or multiple class share structures review these structures on a regular basis, or as company circumstances change.
In our view, companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. We view this proposal as providing unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Where companies do not voluntarily implement “one share, one vote” within a specified timeframe, we generally support shareholder proposals to recapitalize stock into a single voting class. Management proposals to collapse multiple share class capital structures for a premium are evaluated on a case-by-case basis.
Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (blank check preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a “when-issued” basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•
Appears to have a legitimate financing motive for requesting blank check authority
•
Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•
Has a history of using blank check preferred stock for financings
•
Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BIS evaluates requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g., one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, and transactions
In assessing mergers, acquisitions, or other transactions — including business combinations involving Special Purpose Acquisition Companies (SPACs) — BIS’ primary consideration is the long-term financial interests of our clients as shareholders. We look to boards to clearly explain the financial and strategic rationale for any proposed transactions or material changes to the business. We review a proposed transaction to determine the degree to which it has the potential to enhance long-term financial value. While mergers, acquisitions, asset sales, business combinations, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•
The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•
We look for clear strategic, operational, and/or financial rationale for the combination
•
Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own, as well as measures taken to address conflicts of interest
•
We consider it best practice when transaction proposals include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Contested director elections and special situations

Contested elections and other special situations are assessed on a case-by-case basis.(9) We evaluate a number of factors, which may include: the qualifications and past performance of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s strategy will produce the desired change; and whether the dissident represents the best option for enhancing long-term financial value.
We will evaluate the actions that the company has taken to limit shareholders’ ability to exercise the right to nominate dissident director candidates, including those actions taken absent the immediate threat of a contested situation. BIS may not support directors (up to and including the full board) where those actions are viewed as egregiously infringing on shareholder rights.
We consider a variety of possible voting outcomes in contested situations, including the ability to support a mix of management and dissident nominees.
Rights plans
Where a rights plan (or “poison pill”) is put to a shareholder vote by management, our policy is to examine these plans individually. Although we have historically opposed most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the rights plan and stipulate a sunset provision whereby the plan expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the rights plan, but forces either a special meeting at which the offer is put to a shareholder vote or requires the board to seek the written consent of shareholders, where shareholders could rescind the rights plan at their discretion. We may also support a rights plan where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders. Lastly, we look for shareholder approval of rights plans within one year of adoption or implementation.
Reimbursement of expense for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. Introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive compensation and benefits
Executive compensation is an important tool used by companies to support long-term financial value creation. A well-structured compensation policy rewards the successful delivery of strategic, operational, and/or financial goals, encourages an appropriate risk appetite, and aligns the interests of shareholders and executives through equity ownership.
We consider it best practice when a company’s board of directors puts in place a compensation structure that balances incentivizing, rewarding, and retaining executives appropriately across a wide range of business outcomes. We look for the structure to be aligned with shareholder interests, particularly the generation of durable, long-term financial value.
We look to the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We find it helpful when companies ensure that their compensation plans incorporate appropriate and rigorous performance metrics, consistent with corporate strategy and market practice. Performance-based compensation should include metrics that are relevant to the business and stated strategy and/or risk mitigation efforts. We consider it best practice when the goals, and the processes used to set these goals, are clearly articulated and appropriately rigorous. We may not support members of the compensation committee, or equivalent board members, for poor compensation practices and/or structures.
We look for a clear link between variable pay and operational and financial performance that supports sustained financial value creation for our clients as shareholders. Where compensation structures provide for a front-loaded award, we look for appropriate structures (including vesting and/or holding periods) that motivate sustained performance for shareholders over

(9)
Special situations are broadly defined as events that are non-routine and differ from the normal course of business for a company’s shareholder meeting, involving a solicitation other than by management with respect to the exercise of voting rights in a manner inconsistent with management’s recommendation. These may include instances where shareholders nominate director candidates, oppose the view of management and/or the board on mergers, acquisitions, or other transactions.

a number of years.(10) We generally do not favor programs focused on awards that require performance levels to be met and maintained for a relatively short time period for payouts to be earned, unless there are extended vesting and/or holding requirements.
We look for compensation structures to generally drive outcomes that align the pay of the executives with performance of the company and the value received by shareholders. When evaluating performance, we examine both executive teams’ efforts, as well as outcomes realized by shareholders. We consider it best practice when payouts to executives reflect both the executive’s contributions to the company’s ongoing success, as well as exogenous factors that impacted shareholder value.
Where discretion has been used by the compensation committee, we find it helpful when disclosures explain how and why the discretion was used and how the adjusted outcome is aligned with the interests of shareholders. While we believe special awards should be used sparingly, we acknowledge that there may be instances when such awards are appropriate.(11) When evaluating these awards, we consider a variety of factors, including the magnitude and structure of the award, the scope of award recipients, the alignment of the grant with shareholder value, and the company’s historical use of such awards, in addition to other company-specific circumstances.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay. However, we have concerns when the rationale for increases in total compensation is solely based on peer benchmarking, rather than also considering rigorous measure(s) of outperformance. We appreciate it when companies clearly explain how compensation outcomes have rewarded performance.
We support incentive plans that foster the sustainable achievement of results consistent with the company’s strategic initiatives. We look to compensation committees to guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, we consider it best practice when pension contributions and other deferred compensation arrangements are reasonable in light of market practices.
Where executive compensation appears excessive relative to the performance of the company and/or compensation paid by peers, or where an equity compensation plan is not aligned with shareholders’ interests, we may not support members of the compensation committee.
BIS also looks to understand the rationale for certain executive perquisites, such as security, and whether the appropriateness of any such executive perquisites is regularly evaluated by the compensation committee.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BIS’ evaluation of compensation practices at that particular company will inform our vote decision for or against the proposal, on behalf of clients and in a manner that appropriately addresses the specific question posed to shareholders. Where we conclude that pay with performance are misaligned, we may not support the management compensation proposal and/or relevant compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BIS will generally support annual advisory votes on executive compensation. It is our view that shareholders should have the opportunity to express feedback on annual incentive programs and changes to long-term compensation before multiple cycles are issued. Where a company does not conduct a “Say on Pay” advisory vote within the frequency period that received the most support from shareholders or a “Say on Pay” resolution is omitted without explanation, BIS may not support members of the compensation committee.
Clawback proposals
We generally favor prompt recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We find it helpful when companies disclose recovery policies in compliance with the Dodd-Frank Wall Street Reform and Consumer Protection Act. We also favor recoupment from or the forfeiting of the grant of any awards by any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal or regulatory investigation, even if such actions did not ultimately

(10)
Front-loaded awards are generally those that accelerate the grant of multiple years’ worth of compensation in a single year.
(11)
“Special awards” refers to awards granted outside the company’s typical compensation program.

result in a material restatement of past results. Generally, we look to boards to exercise limited discretion in forgoing, releasing or settling amounts subject to recovery for executive officers and no indemnification or insurance coverage for losses incurred by executive officers. We typically support shareholder proposals on these matters unless the company already has a robust clawback policy that sufficiently addresses our concerns.
Employee stock purchase plans
Employee stock purchase plans (ESPP) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We typically support qualified ESPP proposals.
Equity compensation plans
BIS supports equity plans that align the financial interests of directors, managers, and other employees with those of shareholders. We look to boards to establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholders’ financial interests, such as the excessive pledging or hedging of stock. We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for automatic annual increases of shares available for grant without requiring further shareholder approval; we note that the aggregate impacts of such increases are difficult to predict and may lead to significant dilution. We also generally oppose plans that allow for repricing without shareholder approval. We may oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
We find it helpful when companies submit their equity compensation plans for shareholder approval more frequently than required by listing exchange standards to facilitate the timely consideration of evolving plan governance practices. Particularly when share reserve requests grow significantly versus prior plans, we look to boards to clearly explain any material factors that may potentially contribute to changes from the company’s past equity usage. We may support an equity plan share request if we determine that support for such plan is in the best interests of shareholders. However, we may also not support members of the compensation committee to signal our concerns about the structure or design of the equity compensation plan or the company’s equity grant practices and the imprudent use of equity.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BIS may consider several factors, including:
•
Whether we determine that the triggering event is in the best interests of shareholders
•
Whether management attempted to maximize shareholder value in the triggering event
•
The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
•
Whether excessively large excise tax gross-up payments are part of the pay-out
•
Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•
Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered. As a result, BIS may not support a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of golden parachute plans require shareholder approval.
Option repricings/exchanges
There may be instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We evaluate these instances on a case-by-case basis. BIS may support a request to reprice or exchange underwater options under the following circumstances:
•
The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•
Directors and executive officers are excluded; the repricing or option exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•
There is clear evidence that absent repricing or option exchange, employee incentives, retention, and/or recruiting may be impacted
BIS may also support a request to reprice or exchange underwater options in other circumstances, if we determine that the repricing or option exchange is in the best interests of shareholders. We may not support members of the compensation committee where a board implements or approves a repricing or option exchange without shareholder approval. Where such a repricing or option exchange includes named executive officers, we may not support the company’s annual advisory vote on executive compensation.
Supplemental executive retirement plans
BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (SERP) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Material sustainability-related risks and opportunities
Appropriate oversight of material risks and opportunities, including material sustainability-related risks and opportunities, is an important component of having an effective governance framework that supports durable, long-term financial value creation.(12)
We look to companies to provide robust disclosure that allows investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. We find it helpful when companies’ disclosures demonstrate that they have a resilient business model that integrates material sustainability-related risks and opportunities into their strategy, risk management, and metrics and targets, including industry-specific metrics.
Standardized disclosure of sustainability-related data supports investors in making informed decisions. The International Sustainability Standards Board (ISSB) standards, IFRS S1 and S2, represent one such approach to standardization that we find useful in our analysis.(13) However, we do not mandate any specific disclosure framework companies should use, and recognize that some companies may report using different standards, some of which may be required by regulation. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

(12)
By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators.
(13)
The ISSB is an independent standard-setting body within the International Financial Reporting Standards (IFRS) Foundation. The standards build on the Task Force on Climate-related Financial Disclosures (TCFD) framework and the standards and metrics developed by the Sustainability Accounting Standards Board (SASB), which have both converged under the ISSB. Please refer to the IFRS website to learn more about the framework and standards S1 “General Requirements for Disclosure of Sustainability-related Financial Information” and S2 “Climate-related Disclosures.” Websites accessed in December 2025.

We also recognize that companies may be phasing in reporting over several years. We do not prescribe timelines regarding when companies should make sustainability-related disclosures but appreciate it when companies produce them sufficiently in advance of their shareholder meeting, to the best of their abilities, to provide investors with time to assess the data and make informed voting decisions.
Climate and nature-related risk
Many companies are assessing how to navigate the low-carbon transition while delivering long-term financial value to investors. For companies facing material climate-related risks, we find it helpful when they publicly disclose, consistent with their business model and sector, how they intend to deliver long-term financial performance through the low-carbon transition, including where available, their transition plan.(14)(15) From company disclosures and engagement, we seek to understand the strategies companies have in place to manage material risks to, and opportunities for, their long-term business model associated with a range of climate-related scenarios.
Recognizing the value of these disclosures, certain markets such as the European Union mandate large companies to disclose such climate-related financial information, while in other jurisdictions these disclosures are viewed as best practice in the market.
The ISSB standards provide one such framework that can assist investors in assessing company-specific climate-related risks and opportunities, and informing investment decisions. Such disclosures also provide investors with insights into how companies are managing the risks associated with the transition to a low-carbon economy by managing their own carbon emissions or emissions intensities to the extent financially practicable.
The ISSB standards, for example, contemplates disclosures on how companies are setting short-, medium- and long-term targets, ideally science-based where these are available for their sector, for scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term financial interests of their investors.
While we recognize that regulators in some markets are moving to mandate certain disclosures, at this stage, we view scope 3 emissions differently from scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. We welcome disclosures and commitments that companies choose to make regarding material scope 3 emissions and recognize that these are provided on a good-faith basis as methodology develops.
In addition to climate-related risks and opportunities, for companies whose strategies, operations, or supply chains are materially reliant on natural capital, nature-related risks and opportunities may affect their ability to generate long-term financial returns.(16) For these companies, we rely on disclosures to understand how their strategies consider nature-related impacts and dependencies and to assess how the board oversees these risks.(17)
We look to boards to oversee management's approach to addressing material climate and nature-related risk in a company's business model and may convey concerns about board oversight in our voting on director elections or supporting a business relevant shareholder proposal when, in our assessment, the board is not acting in shareholders' long-term financial interests.

(14)
We have observed that more companies are developing such plans, and public policymakers in certain markets are signaling their intentions to require them or already have requirements in place, such as Australia, Brazil, and the European Union (please see the International Transition Plan Network for information). We view transition plans as a method for a company to both internally assess and externally communicate its long-term strategy, ambition, objectives, and actions to create financial value through the global transition towards a low-carbon economy. Across the landscape there remains divergence on the objectives of such plans and the details they should contain. While transition plans can be helpful disclosure, BIS does not make the preparation and production of transition plans a voting issue. BIS may engage companies that have chosen to publish a transition plan to understand their planned actions and resource implications. Website accessed in December 2025.
(15)
For more information, please see our commentary “Climate-related risks and a low-carbon transition,” December 2025.
(16)
For more information, please see our commentary “Our approach to engagement on natural capital,” December 2025.
(17)
Given the growing awareness of the materiality of these issues for certain businesses, enhanced reporting on a company's natural capital dependencies and impacts would aid investors’ understanding. The recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD) may prove useful to some companies. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of other private sector standards. TNFD-aligned reporting is not a voting issue. Website accessed in December 2025.

Companies’ impact on their workforce, supply chains, and communities
Companies determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business supply chains, clients and consumers, regulators, and the communities in which they operate.
In our experience, companies that invest in the relationships that are critical to their strategic objectives are more likely to deliver durable, long-term financial performance. By contrast, we have found that poor relationships may create adverse impacts that could expose companies to legal, regulatory, operational, and reputational risks. This is particularly relevant to a company’s workforce, which is central to long-term financial value creation.(18)
As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. In addition to understanding broader stakeholder relationships, BIS finds it helpful when companies discuss how they consider the needs of their workforce today, and the skills required for their future business strategy. We are also interested in understanding how the board monitors and engages on these matters, given it is well positioned to ensure that the approach taken by management is informed by and aligns with the company’s strategy. BIS does not direct a company’s policies or practices, which are the responsibility of management and the board.
In addition, we find it helpful when companies disclose their approach to addressing material adverse impacts that could arise from their business practices and affect critical relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts.
We look to boards to oversee management's approach to addressing material risks related to key stakeholders and may convey concerns about board oversight in our voting on director elections or supporting a business relevant shareholder proposal when, in our assessment, the board is not acting in shareholders' long-term financial interests.
Human capital management
A company’s approach to human capital management (HCM) is an important factor in fostering an inclusive multifaceted, and engaged workforce, which contributes to business continuity, innovation, and long-term financial value creation. We look to companies to demonstrate a robust approach to HCM and provide shareholders with clear disclosures to help investors understand how a company’s approach aligns with its stated strategy and business model.
Some themes relating to HCM are consistent across most companies. In order to understand companies’ approaches to managing the risks and opportunities associated with human capital, we find it helpful when they disclose matters such as workforce size, composition, compensation, engagement, turnover, training and development, working conditions and health, safety and wellbeing, among other possible topics.
Other relevant HCM factors may be more nuanced to a company’s strategy and business model. We ask companies to disclose and provide context on the most relevant HCM factors for their business.
Other corporate governance matters
IPO governance
We look to boards to disclose how the corporate governance structures adopted upon a company’s initial public offering (IPO) are in the long-term financial interests of shareholders. We also find it helpful when boards conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders.
In principle, we have concerns with the creation of a share class with equivalent economic exposure and differentiated voting rights. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves. However, we consider it best practice when these structures have a specific and limited duration. We will generally engage newly listed companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we think that such arrangements may not be in the long-term financial interests of shareholders.

(18)
For more information, please see our commentary “Our approach to engagement on human capital management,” December 2025

We may apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we look to boards to take steps to bring corporate governance standards in line with market norms.
Further, if a company qualifies as an emerging growth company (an EGC) under the Jumpstart Our Business Startups Act of 2012 (the JOBS Act), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. An EGC should have an independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Corporate form
In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company's purpose and business model.(19) We look to companies proposing to change their corporate form to a public benefit corporation (PBC) or similar entity, to put it to a shareholder vote if not already required to do so under applicable law. We appreciate when supporting documentation from companies or shareholders proposing to alter the corporate form clearly explains how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals to convert to a PBC if our analysis indicates that shareholders’ financial interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.
Exclusive forum provisions
BIS generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will not support the independent Chair or Lead Independent director and members of the nominating/governance committee.
Reincorporation
We evaluate the economic and strategic rationale behind the company’s proposal to reincorporate on a case-by-case basis. In all instances, we evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from their primary listing, we apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs themselves, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we use our professional judgment as to what voting outcome would best protect the long-term financial interests of investors. We look to companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
In our view, shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BIS may not support certain positive changes when linked with proposals that generally contradict or impede the rights and financial interests of shareholders.
Other business

(19)
Corporate form refers to the legal structure by which a business is organized.

We oppose voting on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Shareholder protections
Amendment to charter/articles/bylaws
As a general principle, we consider it best practice when shareholders have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may not support certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights. In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
Proxy access
It is our view that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.(20)
Securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, we consider it good practice when shareholders have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent.
We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting

(20)
BlackRock is subject to certain regulations, agency guidance, and contractual agreements that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals or nominate directors for election to the board. Non-compliance with these rules could adversely affect BlackRock's ability to serve its clients’ interests.

In exceptional circumstances and with sufficiently broad support, in our view, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally think that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Consent solicitation
While BIS is supportive of the shareholder rights to act by written consent and call a special meeting, BlackRock is subject to certain rules, regulations, agency guidance, and contractual agreements that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to participate in consent solicitations. As a result, BIS will generally not participate in consent solicitations or related processes. However, once an item comes to a shareholder vote, we uphold our fiduciary duty to vote in the best long-term financial interests of our clients, where we are authorized to do so.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals, while allowing the company discretion regarding the calculation of the majority. Therefore, we will generally support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests, and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings are an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. Shareholders should have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings. We look to companies to facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship. Relevant shareholder proposals are assessed on a case-by-case basis.
Shareholder proposals
In most markets, shareholders can submit proposals to be voted on at a company’s shareholder meeting, as long as certain requirements are met. Shareholder proposals span a wide range of topics, including governance reforms, capital management, and changes in the management or disclosure of sustainability-related risks. These proposals have a varying degree of relevance for companies across sectors, locations, and business models.
BIS takes a case-by-case approach to voting on shareholder proposals and maintains a singular focus on the proposal’s implications for long-term financial value creation for shareholders. Our analysis considers whether a shareholder proposal addresses a material risk that may impact a company’s long-term financial performance. BIS may support shareholder proposals that request disclosures that help us, as long-term investors on behalf of our clients, better understand the material risks and opportunities companies face and how they are managing them, especially where this information is additive given the company’s existing disclosures. We look for consistency between the specific request formally made in the proposal, the supporting documentation, and the proponents’ other communications on the issues. We also assess the company’s practices and disclosures and the costs and benefits to the company of meeting the request made in the proposal. We take into consideration a company’s governance practices and disclosures against those of their peers.
BIS does not support shareholder proposals that we view as inconsistent with long-term financial value or that seek to micromanage companies. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction, while others may make requests that would be deemed illegal in a given jurisdiction.

In our experience, it is helpful when companies disclose the names of the proponent or organization that has submitted or advised on the proposal. We recognize that some shareholder proposals bundle topics and/or specific requests. Further, the proponent’s supporting statement may refer to topics that are not directly related to the request made in the proposal. In voting on behalf of clients, we must vote yes or no on the proposal as phrased by the proponent. Therefore, when we vote in support of a proposal, we are not necessarily endorsing every element of the proposal or the reasoning, objectives, or supporting statement of the proponent. We may support a proposal for different reasons than those put forth by the proponent, when we believe that overall it may advance our clients' long-term financial interests.
BlackRock is subject to certain rules, regulations, agency guidance, and contractual agreements that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients. BlackRock does not nominate directors for board elections or submit shareholder proposals to companies. Non-compliance with these requirements could adversely affect BlackRock's ability to serve its clients’ interests.
Corporate political activities(21)
In order to address the potential material risks presented by regulatory and policy changes, companies may engage in a number of political activities, within legal and regulatory limits, in order to support their preferred outcome on public policy matters material to their long-term strategies.(22) These activities may include direct lobbying of government officials, public responses to proposed regulatory changes or legislation, and political contributions. Participation in industry and trade associations may also help companies to stay informed about developments likely to impact their industry.
These activities can also create regulatory, compliance, and reputational risks. In our view, companies can, through their disclosures, help investors understand how their governance and oversight processes mitigate any material risks arising from their corporate political activities.
BIS does not tell companies which policy positions they should take, or how to conduct such activities. Instead, we encourage companies to provide investors with disclosures that aid understanding of the link between their stated strategic policy priorities and the approach taken to political activities, including participation in industry associations.
BIS may support a shareholder proposal requesting additional disclosure where increased transparency would help investors understand the companies' governance and oversight processes for managing the material risks associated with corporate political activities, including relevant policies and procedures.
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This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.
Prepared by BlackRock, Inc.
©2025 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

(21)
Corporate political activities may include lobbying as defined by local regulations, policy engagement (including trade association memberships), and corporate political contributions.
(22)
Regulations differ across markets. For example, in the U.S., while lobbying is constitutionally protected free speech under the First Amendment, federal law requires corporations register individual employees engaged in lobbying activity as lobbyists if they meet the standards under the Lobbying Disclosure Act of 1995 and disclose the corporation’s expenses related to federal lobbying. Local jurisdictions may set their own laws on what constitutes lobbying and is disclosed to relevant governments. Further, U.S. federal law prohibits corporations from making political contributions in connection with federal elections. However, corporations are permitted to make independent expenditures in support of a candidate and may establish a Political Action Committee (PAC) funded by voluntary contributions from a restricted class of eligible employees. Federal law requires campaigns, political party committees, and PACs to publicly report the identity of their contributors and contributions made by them. In addition to federal laws, there are also various state and local laws governing corporate contributions in those jurisdictions. Some states and localities also require additional company-specific filings.

Egan-Jones Proxy Services
Wealth-Focused Policy Overview
Effective for shareholder meetings held on or after March 1, 2026
Published December 12, 2025
I. Wealth-Focused Policy Overview
Recommendations are based only on protecting and enhancing investor wealth.
Unlike conventional ESG frameworks that impose uniform governance and sustainability standards, this policy’s guiding philosophy is to allow management the freedom to manage, while holding directors accountable for poor returns to shareholders. The policy is not a “board-aligned” policy because directors with poor impact on shareholder returns will be opposed.
Restrictive governance and environmental protection proposals are generally opposed. Proposals promoting diversity, equity, and inclusion are also opposed. Exceptions only exist when proposals are directly tailored to revenue generation.
Director elections
The Wealth-Focused Policy generally supports nominees with a record of responsible leadership, including attending at least 75% of board and committee meetings. Additionally, the TSR of the Company over the director’s tenure is a primary consideration.
Director and executive compensation
The Wealth-Focused Policy supports compensation packages that are in alignment with total shareholder returns. Higher compensation packages are supported if significant shareholder returns have also been delivered.
Governance
The Wealth-Focused Policy generally supports removing board governance restrictions such as splitting CEO and chairman roles, term limits, and area expertise. Likewise, the Wealth-Focused Policy would generally oppose proposals for greater restrictions. The goal is to avoid excluding qualified board members who could drive shareholder returns.
Corporate operations (including human resources, health, safety, and environment)
The Wealth-Focused Policy generally rejects proposals to restrict the operations of the company, including with regards to hiring practices, environmental reporting, or political contributions. The goal is to rely on management and the board to effectively run the company’s operations. Poor shareholder returns due to operational failures will be considered during compensation votes and director elections.
Procedure
The Wealth-Focused Policy generally supports routine and procedural proposals such as those to tabulate proxy voting, elect a clerk, or approve the previous board's actions, so as to not be obstructive to standard practices.
Auditors
The Wealth-Focused Policy generally supports management’s proposed auditor, given that the auditor does not generate outsized non-audit or total audit fees from the company. The goal is to support independent auditors.
Shareholder rights
The Wealth-Focused Policy generally supports broader shareholder rights such as equal voting rights and requiring shareholder approval for bylaw amendments. However, the policy will generally oppose proposals that give shareholders the ability to request fundamental changes to the business operations of the company, such as restructuring. The goal is to allow management and the board to make key business decisions, while enabling shareholders to hold them accountable.
Mergers, acquisitions, and restructuring
The Wealth-Focused Policy supports proposals with a high probability of yielding outsized returns for investors. The fairness opinion by a qualified investment banker or advisor is carefully considered for these proposals.
Capitalization
The Wealth-Focused Policy generally supports managements’ recommendations on the capitalization of the company. The goal is to rely on the expertise of the CEO and CFO. Poor shareholder returns due to capitalization failures will be considered during compensation votes and director elections. Excessive dilution for compensation plans is not supported unless directly tied to shareholder returns.
II. Notable Recommendations
View recommendations of the Wealth-Focused Policy from prior meetings.
Phillips 66
Annual Meeting
May 21, 2025
Opposition Proposal: Election of Directors
Egan-Jones’ Wealth-Focused policy recommends FOR the Elliott Nominees, as we believe their election is in the best interests of the Company and its shareholders. Over the past five years, PSX’s total shareholder return (TSR) has lagged its refining and midstream peers as well as the broader market. Additionally, the Company’s substantial financial losses have been driven largely by elevated operating expenses, particularly in labor, maintenance, and energy. We agree with the dissidents that a strategic shift—refocusing on core assets, especially within the refining segment—is necessary to enhance performance and support long-term value creation.
Harley-Davidson, Inc.
Annual Meeting
May 14, 2025
Management Proposal: Election of Directors
Egan-Jones’ Wealth-Focused policy recommends WITHHOLDING votes from management’s nominees for this withhold campaign. Harley-Davidson yielded -11% returns for investors over the same five-year period in which total market returns were 94%. We therefore recommend withholding votes from three long-standing directors as well as the CEO who have overseen long-term sustained underperformance of the Company.
Tesla Inc.
Annual Meeting
November 6, 2025
Management Proposal: Approval of the 2025 CEO Performance Award
Egan-Jones’ Wealth-Focused policy recommends FOR this proposal. While the potential dilution from the 2025 CEO Performance Award is estimated at 12.75%, which exceeds our typical threshold of shareholder equity dilution, we believe an exception is warranted in this case due to the highly performance-based structure of the potential awards to Mr. Elon Musk and the lengthy period over which these shares will be granted. If the full number of shares is granted over the next 10 years, the annual depletion rate each year will only be approximately 1.3%. Additionally, the combination of performance conditions and time-based vesting requirements is designed to align Mr. Musk’s compensation with long-term shareholder value creation. If Mr. Musk meets the requirements for all twelve tranches of the CEO Performance Award, shareholders of Tesla will see an approximate 700% increase in the value of their stock within 10 years. Hence, we believe that the 2025 Performance CEO Award is aligned with shareholders’ interests.
AMC Entertainment Holdings, Inc.
Annual Meeting

December 10, 2025
Management Proposal: Advisory Vote to Approve Executive Compensation
Egan-Jones’ Wealth-Focused policy recommends AGAINST AMC Holdings’ say-on-pay proposal as we do not believe the compensation amount is in alignment with shareholders’ interests. Specifically, we review the total compensation of the highest paid NEO as compared to Company performance (as measured by TSR). In this case, the TSR during 2024 was -34.8% while the total compensation of the CEO was over $11 million.
Alphabet Inc.
Annual Meeting
June 6, 2025
Shareholder Proposal: Regarding an Enhanced Disclosure on Climate Goals
Egan-Jones’ Wealth-Focused policy recommends AGAINST this enhanced disclosure. Considering the Company already provides extensive disclosure regarding its climate strategy, goals, challenges, and risk-management processes in its annual Environmental Report, we believe that the shareholder proposal is redundant and will not create additional benefits or value for the shareholders.
Apple, Inc.
Annual Meeting
February 25, 2025
Shareholder Proposal: Report on Risks and Impacts of Charitable Giving
Egan-Jones’ Wealth-Focused policy recommends AGAINST this report. Apple already has a well-governed corporate donations program, including strict safeguards such as prohibiting the use of funds for lobbying or political campaigns. The company regularly discloses its charitable activities, making the requested additional report redundant and unlikely to provide meaningful shareholder benefit, while unnecessarily intruding into Apple’s ordinary business operations.
Amazon.com, Inc.
Annual Meeting
May 21, 2025
Shareholder Proposal: Audit Report on Warehouse Working Conditions
Egan-Jones’ Wealth-Focused policy recommends AGAINST. Considering Amazon has demonstrated a robust commitment to workplace safety, supported by measurable improvements in injury rates and extensive regulatory oversight, we believe that the proposed independent audit is unnecessary. Additionally, commissioning an audit could create legal and reputational risks by implying potential violations and providing a roadmap for future litigation, ultimately exposing shareholders to substantial long-term costs.
Comcast Corporation
Annual Meeting
June 18, 2025
Shareholder Proposal: Adopt Policy for an Independent Chairman
Egan-Jones’ Wealth-Focused policy recommends AGAINST. Egan-Jones’ Wealth-Focused policy recommends AGAINST because we believe that having an independent chairman is not a one-size-fits-all principle. We believe that the Board should have flexibility in determining a leadership structure that is conducive to the company’s goal of maximizing shareholder value.
International Business Machines Corp. (IBM)
Annual Meeting
April 29, 2025
Shareholder Proposal: Report on Hiring/Recruitment Discrimination
Egan-Jones’ Wealth-Focused policy recommends AGAINST because we believe that IBM already maintains transparent, legally compliant, and non-discriminatory hiring practices. As such, producing the requested report would be unnecessary, burdensome, and divert resources from more meaningful priorities.

Exxon Mobil Corporation
Annual Meeting
May 28, 2025
Management Proposal: Ratify the Appointment of Independent Auditor
Egan-Jones’ Wealth-Focused policy recommends FOR the ratification of PricewaterhouseCoopers LLP as auditors, as we believe that neither the audit fees for the most recent fiscal year nor the disciplinary actions taken against the firm over the past decade raise concerns about the auditor's integrity, professionalism, or independence.
Eli Lilly and Company
Annual Meeting
May 5, 2025
Management Proposal: Proposal to Amend the Company’s Articles of Incorporation to Eliminate Supermajority Voting Provisions
Egan-Jones’ Wealth-Focused policy recommends FOR the elimination of supermajority voting provisions in the Company’s Articles of Incorporation, as they grant disproportionate power to a minority of shareholders. Adopting a simple majority standard would ensure equal and fair representation for all shareholders and enable a more meaningful voting process.
Core Scientific, Inc.
Special Meeting
October 30, 2025
Management Proposal: Approval of the Agreement and Plan of Merger
Egan-Jones’ Wealth-Focused policy recommends AGAINST the merger of Core Scientific with CoreWeave. We believe that while the proposed merger may offer operational synergies, the terms of the transaction materially undervalue Core Scientific relative to its intrinsic potential and the stock price. Additionally, given the all-stock nature of the transaction and the volatile share price of CoreWeave, the transaction is highly risky for Core Scientific shareholders. Given the company’s strong fundamentals, long-term contracts, and clear growth trajectory as a standalone entity, we believe shareholders are better served by rejecting the current offer.
ProPhase Labs, Inc.
Annual Meeting
November 24, 2025
Management Proposal: Authorization for Amendment to Authorize Additional Shares
Egan-Jones’ Wealth-Focused policy recommends FOR the issuance of additional shares of common stock because we generally support proposals to issue more shares when the new proposed stock is less than 50% of total authorized shares of common stock, or when the increase is tied to a specific transaction or financing proposal or when the share pool was used up due to equity plans. The Company seeks to increase its authorized common stock to ensure sufficient unissued shares to satisfy obligations under its $3 million 20% OID senior secured promissory note and related July 2025 warrants. We believe this purpose is reasonable and therefore fair and advisable to shareholders.
III. Detailed vote recommendations
View recommendations per category and region.

Proposals by management | Accounting
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Accept an accounting irregularity	World
We generally recommend
FOR because according
to our policy, the
financial statements give
a true and fair view of the
financial position of the
Company for the recent
fiscal year, and of its
financial performance
and its cash flows for the
year then ended in
accordance with the law.

Accept the financial statements/statutory report	World	North America
We generally recommend
FOR because according
to our policy, the
financial statements give
a true and fair view of the
financial position of the
Company for the recent
fiscal year, and of its
financial performance
and its cash flows for the
year then ended in
accordance with the law.

Approve a special transactions financial report	China, Western Europe, Latin America
We recommend FOR this
Proposal, because
according to our policy,
approving the special
transactions financial
report ensures
transparency and gives
shareholders a clear
overview of significant
transactions, supporting
informed decision-
making.

Receive the annual report and accounts	World	North America
We generally recommend
FOR because according
to our policy, the
financial statements give
a true and fair view of the
financial position of the
Company for the recent
fiscal year, and of its
financial performance
and its cash flows for the
year then ended in
accordance with the law.

Proposals by management | Auditor
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve the discharge of the auditors	Western Europe		We generally recommend FOR because after reviewing the auditor acts for the fiscal year that has ended, we find it advisable to grant discharge from liability to the auditors.
Ratify auditor AND director remuneration	World	United States
We generally recommend
FOR the auditor when
the non-audit fees do not
make up a substantial
proportion of all fees the
auditor is charging the
company and when the
total audit fees are
reasonable given the
company's size. The
purpose is to maintain
some independence for
the auditor.

Ratify auditor appointment and remuneration	Emerging & Frontier Asia-Pacific, Western Europe
We generally recommend
FOR the auditor when
the non-audit fees do not
make up a substantial
proportion of all fees the
auditor is charging the
company and when the
total audit fees are
reasonable given the
company's size. The
purpose is to maintain
some independence for
the auditor.

Ratify the appointment of a non-statutory auditor	World		We recommend FOR this Proposal, because according to our policy, ratifying the appointment of a non- statutory auditor strengthens oversight and reinforces the integrity of reporting.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Ratify the appointment of a special transactions auditor	China, Western Europe, Latin America
We recommend FOR this
Proposal, because
according to our policy,
ratifying the
appointment of a special
transactions auditor
ensures independent
review of significant
transactions and
strengthens disclosure
and transparency.

Ratify the appointment of an auditor	World
We generally recommend
FOR the auditor when
the non-audit fees do not
make up a substantial
proportion of all fees the
auditor is charging the
company and when the
total audit fees are
reasonable given the
company's size. The
purpose is to maintain
some independence for
the auditor.

Ratify the appointment of statutory AND sustainability auditors	Western Europe
We recommend
AGAINST this Proposal,
because according to our
policy, ratifying the
appointment of statutory
and sustainability
auditors may not directly
align with the priorities
of shareholders, as the
proposal emphasizes ESG
and non-financial
reporting oversight
rather than measures
that drive immediate
financial returns or
shareholder value.

Remove the auditor	World		We generally recommend a vote FOR the removal of the auditors whenever the Company may deem it necessary to ensure auditor independence and integrity.

Proposals by management | Capitalization
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Allot securities	Western Europe
We generally recommend
FOR because according
to our policy, the
allotment of shares or
securities will enable the
Company to capitalize on
future business
opportunities. This
flexibility provides the
Company with the ability
to act promptly and
strategically to business
decisions, ensuring it
remains competitive and
well-positioned for long-
term success.

Appropriate profits/surplus/retained earnings	World	North America
We recommend FOR this
Proposal, because
according to our policy,
allocating corporate
earnings through
appropriate distribution
of profits, surplus, or
retained earnings
supports shareholder
interests and long-term
value creation.

Approve a share repurchase plan	Emerging & Frontier Asia-Pacific, Western Europe
We generally recommend
a vote FOR because
according to our policy,
the proposed share
repurchase plan would
grant the Company
greater flexibility in
managing its capital
structure. Furthermore,
share repurchases are
widely regarded as an
effective strategy for
enhancing shareholder
value and financial
position of companies.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve a stock exchange listing	World
We generally recommend
FOR because according
to our policy, approval of
the stock exchange
listing would create
investment opportunities
for the Company and
provide greater liquidity
while diversifying the
risks associated with it.

Approve a stock terms revision	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Approve adjustment in the share repurchase price	Emerging & Frontier Asia-Pacific
We recommend FOR this
Proposal, because
according to our policy,
allocating corporate
earnings through
appropriate distribution
of profits, surplus, or
retained earnings
supports shareholder
interests and long-term
value creation.

Approve capital utilization/cash management	Emerging & Frontier Asia-Pacific
We recommend FOR this
Proposal, because
according to our policy,
the proposed capital or
cash utilization enables
the company to support
its strategic initiatives
and efficiently finance its
operations.

Approve credit and/or debt financing	Emerging & Frontier Asia-Pacific
We recommend FOR this
Proposal, because
according to our policy,
approving credit or debt
financing provides the
company with the
necessary capital to
support strategic
initiatives, maintain
liquidity, and ensure
financial flexibility.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve dividends	World	North America
We generally recommend
FOR this Proposal,
because according to our
policy, the proposed
dividend distribution is
financially prudent,
maintains sufficient
liquidity, and supports
consistent shareholder
returns.

Change share par value	World		We generally recommend FOR when the new par value is less than or equal to old par value.
Conduct a stock split	World
We generally recommend
FOR because according
to our policy, the
proposed reverse stock
split would make the
Company’s common
stock a more attractive
and cost-effective
investment for many
investors, thereby
enhancing the liquidity of
current stockholders and
potentially broadening
the investor base.

Distribute profit/dividend/etc according to a sharing plan	World	North America	We generally recommend FOR because according to our policy, the proposed distribution plan will not put the companýs liquidity at risk.
Exchange debt for equity	World
We generally recommend
a vote FOR because
according to our policy,
the proposed exchange
of debt for equity would
strengthen the
Company’s financial
position by reducing its
liabilities, improving its
balance sheet and
enhancing its
creditworthiness.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Increase authorized shares	World	Brazil
We generally recommend
FOR except when one of
the following conditions
is met: 1) The new
proposed stock is ˃50%
of total authorized shares
of common stock; 2) The
increase is NOT tied to a
specific transaction or
financing proposal; and
3) The Share pool was
NOT used up due to
equity plans.

Increase authorized shares	Brazil
We generally recommend
FOR except when one of
the following conditions
is met: 1) The increase is
NOT tied to a specific
transaction or financing
proposal; and 2) The
Share pool was NOT
used up due to equity
plans.

Issue bonds	World
We generally recommend
FOR because according
to our policy, approval of
this proposal will give the
Company greater
flexibility in considering
and planning for future
corporate needs,
including, but not limited
to, stock dividends,
grants under equity
compensation plans,
stock splits, financings,
potential strategic
transactions, including
mergers, acquisitions,
and business
combinations, as well as
other general corporate
transactions.

Issue shares	World		We generally recommend FOR when there is a purpose for the share issuance and when the shareholder rights on the issued shares will not be superior to outstanding shares.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Issue shares below NAV	World
We generally recommend
FOR because according
to our policy, issuing
shares below net asset
value (NAV) would
provide the Fund with
flexibility in raising
capital, reducing debt,
preventing insolvency,
and funding strategic
acquisitions or growth
opportunities. While it
typically leads to dilution,
a discounted issuance
can be used in ways that
may ultimately enhance
shareholder value,
improve financial
stability, and position the
company for long-term
success.

Issue shares upon exercise of warrants	World		We generally recommend FOR because according to our policy, the proposed issuance of shares will provide the Company with a source of capital to fund its corporate endeavors and activities.
Re-price options	World		We generally recommend FOR re-pricing options when external and uncontrollable market factors caused the stock price to decrease.
Repurchase and/or cancel shares	Emerging & Frontier Asia-Pacific, Western Europe
We recommend FOR this
Proposal because,
according to our policy,
share
repurchase/cancellation
can enhance shareholder
value and provide the
company with flexibility
in managing its capital
effectively.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Repurchase bonds	World
We recommend FOR this
Proposal because,
according to our policy,
repurchase of bonds
allows the company to
manage its debt
efficiently, reduce interest
expenses, and optimize
its capital structure,
ultimately supporting
financial flexibility and
long-term shareholder
value.

Create a new class of shares	World		We generally recommend FOR these proposals when the new class of shares to be created will not have blank-check authority and will not have superior voting rights to the existing class of shares.
Reclassify/convert shares	World		We generally recommend FOR if the conversion would provide equal rights to shareholders.

Proposals by management | Climate/Resources
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve the sustainability auditor	Western Europe
We generally recommend
a vote AGAINST because
according to our policy,
the appointment of a
separate sustainability
auditor is unwarranted,
given that the Company
already integrates
sustainability into its
existing audit process.
The Company’s current
approach effectively
addresses sustainability
concerns without the
need for additional
oversight. Furthermore,
approval of this proposal
would impose
unnecessary costs and
administrative burdens,
diverting resources from
other critical business
priorities.

Approve the sustainability report	Western Europe, Australia
We generally recommend
a vote AGAINST because,
according to our policy,
approval of this proposal
would result in the
Company incurring
unnecessary costs and
expenses by duplicating
efforts that are already
underway.

Proposals by management | Compensation
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Advise on executive compensation (say- on-pay)	World		We generally recommend FOR when the total compensation is reasonable considering the company's performance as measured by change in adjusted stock price.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve a stock compensation plan (non- SPAC)	United States
We generally recommend
FOR when the plan
results in dilution of 10%
or less and when the
average burn rate over
the last three years is 3%
or less (or the company
has been public for five
years or less).

Approve a stock compensation plan (non- SPAC)	World	United States	We generally recommend FOR when the plan results in dilution of 10% or less.
Approve a stock compensation plan (SPAC)	World
We recommend a vote
AGAINST this proposal
because according to our
policy, this proposal
would dilute shareholder
value in this special
purpose acquisition
company and is therefore
not in the shareholders'
best interests. Because
the company is a SPAC,
management is already
highly incentivized
through founder shares
and warrants, and an
incentive stock option
plan would be
unnecessary and
potentially excessive.

Approve an employee stock purchase plan	World		We generally recommend FOR when the plan is qualified under Section 423(c) or has dilution of 10% or less and when there is no evergreen provision.
Approve an employment/management/ severance/partnership agreement	Emerging & Frontier Asia-Pacific, Western Europe		This proposal is considered on a case-by- case basis by the guidelines committee.
Approve bonuses	Western Europe, Australia, Israel		We generally recommend FOR when the total compensation is reasonable considering the company's performance as measured by change in adjusted stock price.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve executive/director/related party transactions	Western Europe
We generally recommend
FOR because according
to our policy, the related
party transaction is
advisable, substantively
and procedurally fair to,
and in the best interests
of the Company and its
shareholders.

Approve future executive remuneration	Western Europe, Eastern Europe & Central Asia, Middle East & North Africa		We generally recommend FOR when the proposed compensation includes performance-based metrics.
Approve other compensation	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Approve the executive compensation policy	Middle East & North Africa, Western Europe, Eastern Europe & Central Asia		We generally recommend FOR when the total compensation is reasonable considering the company's performance as measured by change in adjusted stock price.
Approve the non-executive directors' compensation	Emerging & Frontier Asia-Pacific, Western Europe, Eastern Europe & Central Asia
We recommend FOR this
Proposal, because
according to our policy,
the proposed non-
executive directors’
compensation is
commensurate with their
contributions and
supports the company in
remaining competitive in
attracting and retaining
skilled board members.

Decide the frequency of the executive compensation vote	World		We generally recommend an annual frequency for the say-on-pay vote.

Proposals by management | Directors
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Allow for the removal of directors only with cause	World
We generally recommend
AGAINST the proposal
because according to our
policy, directors should
be removed with or
without cause. This level
of flexibility allows the
Company to make
necessary changes to its
leadership when deemed
appropriate. Allowing for
the removal of directors
with or without cause
ensures that the Board
can effectively address
issues such as
performance concerns
and maintain the best
interests of the Company
and its shareholders.

Allow for the removal of directors without cause	World
We generally recommend
a vote FOR because
according to our policy,
allowing shareholders to
remove a director
without cause enhances
accountability and
strengthens shareholder
rights. This provision
empowers shareholders
to take action if they
believe a director is not
acting in the best
interests of the company,
ensuring greater
transparency and
governance.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve director indemnification	World
We generally recommend
FOR because according
to our policy, approval of
director indemnification
would enable the
Company to provide a
greater scope of
protection to directors in
cases of litigations.
Further, such a provision
would also help the
Company to attract,
retain and motivate its
directors whose efforts
are essential to the
Company's success.

Approve director liability insurance	World
We generally recommend
FOR because according
to our policy, approval of
director liability
insurance would enable
the Company to provide
a greater scope of
protection to directors in
cases of litigations.
Further, such a provision
would also help the
Company to attract,
retain and motivate its
directors whose efforts
are essential to the
Company's success.

Approve election and remuneration for the executive director(s)	Developed Asia-Pacific, Western Europe
We generally recommend
FOR when the director(s)
passes our election of
director test and the
executive compensation
passes our test. If any
director or the executive
compensation does not
pass our tests, we will
recommend against the
proposal.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve election and remuneration for the non-executive director(s)	Developed Asia-Pacific, Western Europe
We generally recommend
FOR when the change in
adjusted stock price over
the director's tenure is
not poor (given that the
director tenure is at least
three years) and when
the candidate attended
at least 75% of all board
and committee
meetings.

Approve financial statements and discharge directors	Western Europe, Eastern Europe & Central Asia
We generally recommend
FOR because according
to our policy, the
financial statements give
a true and fair view of the
financial position of the
Company for the recent
fiscal year, and of its
financial performance
and its cash flows for the
year then ended in
accordance with the law.

Approve the directors' report	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because approval of the directors' report is in the best interests of the Company and its shareholders.
Approve the discharge of the board and president	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve the discharge of the management board	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve the discharge of the supervisory board	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve the previous board's actions	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve the spill resolution	Australia		We generally recommend FOR this resolution when the company has failed our executive compensation test.
Authorize exculpation of officers (DGCL)	World
We generally recommend
a vote FOR because
according to our policy,
implementation of the
exculpation provision
pursuant to Delaware
Law will enable the
Company to attract,
retain and motivate its
officers whose efforts are
essential to the
Company's success.
Additionally, Delaware's
exculpation law strikes a
balanced approach,
offering protection to
directors while ensuring
accountability for
significant breaches of
their fiduciary duties.

Authorize the board to execute legal formalities	Western Europe, Eastern Europe & Central Asia, Emerging & Frontier Asia-Pacific		We generally recommend FOR because approval of the proposal is necessary in order to carry out the legal formalities related to the meeting.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Authorize the board to fill vacancies	World		We generally recommend FOR if the appointees will face a shareholder vote at the next annual meeting.
Change the size of the board of directors	World		We generally recommend FOR if the board size is between 5 and 15.
Classify the board	World
We generally recommend
AGAINST because
according to our policy,
staggered terms for
directors increase the
difficulty for shareholders
to make fundamental
changes to the
composition and
behavior of a board. We
prefer that the entire
board of a company be
elected annually to
provide appropriate
responsiveness to
shareholders.

Declassify the board	World
We generally recommend
FOR because according
to our policy, staggered
terms for directors
increase the difficulty for
shareholders to make
fundamental changes to
the composition and
behavior of a board. We
prefer that the entire
board of a company be
elected annually to
provide appropriate
responsiveness to
shareholders.

Delegate authority to a committee	Western Europe		We generally recommend FOR because the delegation of authority to the committee is in the best interests of the Company and its shareholders.
Elect a company clerk/secretary	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, the nominee appears qualified.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Elect a director to board	World
We generally recommend
FOR when the change in
adjusted stock price over
the director's tenure is
not poor (given that the
director tenure is at least
three years) and when
the candidate attended
at least 75% of all board
and committee
meetings.

Elect a director to committee	World
We generally recommend
FOR when the change in
adjusted stock price over
the director's tenure is
not poor (given that the
director tenure is at least
three years) and when
the candidate attended
at least 75% of all board
and committee
meetings.

Elect directors and appoint the auditor	Western Europe
We generally recommend
FOR when the director(s)
passes our election of
director test and the
auditor passes our
auditor ratification test. If
any director or the
auditor does not pass our
tests, we will recommend
against the proposal.

Elect directors and fix the number of directors	Canada, Western Europe
We generally recommend
FOR when the change in
adjusted stock price over
the director's tenure is
not poor (given that the
director tenure is at least
three years) and when
the candidate attended
at least 75% of all board
and committee
meetings.

Elect multiple directors to the board	World	United States, United Kingdom	We generally recommend FOR when each director passes our election of director test. If any director does not pass this test, we will recommend against the proposal.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Eliminate the retirement age requirement	World
We generally recommend
FOR this proposal
because, in accordance
with our policy, the
Company and its
shareholders are in the
best position to
determine the approach
to corporate governance,
particularly board
composition. Imposing
inflexible rules, such as
age limits for outside
directors, does not
necessarily correlate with
returns or benefits for
shareholders. Similar to
arbitrary term limits, age
limits could force
valuable directors off the
board solely based on
their age, potentially
undermining the
effectiveness of the
board.

Fix the number of directors	Canada, Western Europe		We generally recommend FOR if the board size is between 5 and 15.
Receive the directors' report	World	North America
We generally recommend
FOR because according
to our policy, the
financial statements give
a true and fair view of the
financial position of the
Company for the recent
fiscal year, and of its
financial performance
and its cash flows for the
year that has ended.

Proposals by management | Legal and compliance
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an exclusive forum for disputes	World
We generally recommend
FOR because according
to our policy, having an
exclusive forum will allow
the Company to address
disputes and litigations in
an exclusive jurisdiction,
with familiarity of the
law, and reduce the
administrative cost and
burden related to
settlement.

Proposals by management | M&A / Structure
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an anti-greenmail provision	World
We generally recommend
FOR because according
to our policy, the
adoption of an anti-
greenmail provision will
prevent the likelihood of
potential hostile takeover
which could be
detrimental to the
shareholders’ interests.

Advise on merger related compensation	World		We generally recommend FOR when 1) the total severance package doesn't exceed 3X the previous year's CAP for the highest paid NEO.
Approve a joint venture agreement	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Approve a liquidation plan	World		We generally recommend FOR if the following conditions are met: the transaction is the best strategic alternative for the company and the appraisal value is fair.
Approve an anti-takeover measure(s)	Australia		This proposal is considered on a case-by- case basis by the guidelines committee.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve an extension amendment proposal (for SPACs)	World		We generally recommend FOR when the trust deposit payment is not less than the previous trust deposit payment.
Approve an M&A agreement (sale or purchase)	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Approve an M&A-related share issuance	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Approve an opt-out plan	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Approve the restructuring plan	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Change the domicile / jurisdiction of incorporation	World
We generally recommend
FOR because according
to our policy, changing
the Company’s legal
domicile is necessary to
align the legal structure
of the Company in a
manner that is more
consistent with their
business objectives.

Proceed with bankruptcy	World
We generally recommend
FOR because according
to our policy, approval of
the bankruptcy plan is
the best available
alternative in order for
the Company to provide
a reasonable value for its
shareholders.

Remove an antitakeover provision(s)	World
We recommend FOR this
Proposal, because,
according to our policy,
the removal of the
antitakeover provision
can increase shareholder
value by enhancing
market responsiveness
and facilitating potential
takeovers that may lead
to premium buyouts.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Ratify a poison pill	World
We generally recommend
a vote FOR because
according to our policy,
approval of the proposal
will acknowledge both
the advantages and
inherent risks of
implementing a
shareholder rights plan,
or poison pill. While
these plans can deter
hostile takeovers, they
also carry the risk of
management
entrenchment in some
cases. Ensuring that
shareholders are given a
voice on the advisability
of such a plan is crucial
to safeguarding the
Company from these
risks, promoting
transparency, and
maintaining a balance
between protecting
shareholder interests and
preventing potential
misuse of the plan.

Proposals by management | Meeting and Proxy Statement
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt notice and access provisions	World
We generally recommend
FOR because according
to our policy, approval of
the notice and access
provision would provide
shareholders with
sufficient disclosure and
ample time to make
informed decisions
regarding the election of
directors at shareholder
meetings. This provision
ensures that
shareholders have the
opportunity to review
relevant information
regarding the nominees,
the Company's
performance, and other
important matters,
therefore enabling the
shareholders to
participate meaningfully
in the governance
process.

Approve administrative and/or procedural items	World
We recommend FOR this
Proposal, because
according to our policy,
approving administrative
and procedural items
related to the convening
of shareholder meetings
ensures proper
organization, compliance
with governance
requirements, and
smooth conduct of
proceedings.

Change the location/date/time of a shareholder meeting	World
We generally recommend
FOR because according
to our policy, the
proposed change will
increase the likelihood of
increased attendance
rate in meetings, not to
mention the benefits of
flexibility and improved
accessibility to
shareholders.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Indicate if you are a controlling shareholder or have a personal interest in the proposal	Canada, Israel, Latin America		This test will indicate NO if the shareholder is not a controlling shareholder and does not have a personal interest in the approval of this proposal.
Proposals by management | Mutual Fund
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an investment policy	World		We generally recommend FOR if the investment strategy is cogent.
Approve the company as investment trust	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Approve the fundamental investment objective	World
We generally recommend
FOR because according
to our policy, a
fundamental investment
objective for funds will
ensure that any revision
or matter related to the
fund’s activities will be
brought up for
shareholder approval,
thereby protecting their
interests as shareowners.
By involving shareholders
in key decisions, the
Company reinforces
transparency,
accountability, and the
protection of shareholder
value.

Approve the investment advisory agreement	World		We generally recommend FOR if the following conditions are met: the investment fees are reasonable (3% or less) and the investment strategy is cogent.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve the non-fundamental investment objective	World
We generally recommend
AGAINST because
according to our policy, a
fundamental investment
objective for funds will
ensure that any revision
or matter related to the
fund’s activities will be
brought up for
shareholder approval,
thereby protecting their
interests as shareowners.

Approve the reorganization	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Approve the sub-investment advisory agreement	World		We generally recommend FOR sub-investment advisory agreements when the sub-advisory fees are paid by the primary adviser and the investment strategy is cogent.
Change the fund's fundamental restriction to non-fundamental	World
We generally recommend
AGAINST because
according to our policy,
approval of the proposal
would increase the
Fund’s exposure to
significant losses arising
from investment in high-
risk assets. Moreover,
contrary to a
fundamental investment
restriction, non-
fundamental investment
restrictions are often
focused on short-term
investing which is subject
to market volatility and
fluctuations.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Convert the closed-end fund to an open- end fund	World
We generally recommend
FOR because according
to our policy, the
conversion to an open-
end fund would provide
for portfolio
diversification hence
reducing the Company's
risk exposure, and at the
same time providing
greater liquidity to its
shareholders.

Issue/approve a 12b-1 plan (the distribution of funds through intermediaries)	World
We generally recommend
FOR because according
to our policy, approval of
the 12b-1 plan would
enable the Fund to
facilitate its distribution
and sale through various
intermediaries, which
would be beneficial in
improving its asset
position.

Proposals by management | Other
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Amend other articles/bylaws/charter	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Appoint a rating agency	Western Europe, Eastern Europe & Central Asia, Emerging & Frontier Asia-Pacific, Developed Asia-Pacific, Latin America		We generally recommend FOR because the appointment of the proposed rating agency is in the best interests of the Company and its shareholders.
Approve appointment of a (non-director) executive	Middle East & North Africa, Western Europe, Eastern Europe & Central Asia		We recommend FOR this Proposal, because according to our policy, approving the appointment of the executive ensures the company has the necessary management in place to support operational continuity.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve company related-party transactions	Emerging & Frontier Asia-Pacific, Developed Asia-Pacific, Western Europe		We recommend FOR the proposed transaction as we believe it will allow the company to execute on its operational and strategic objectives.
Approve other company policies	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Approve political & charitable contributions	United Kingdom
We generally recommend
FOR because according
to our policy, it is
necessary to allow the
Company to fund
charitable and political
activities, which is in the
best interests of
shareholders. Such
contributions can
enhance the Company’s
reputation, strengthen
stakeholder relationships,
and support its broader
social and corporate
responsibility goals,
ultimately benefiting
long-term shareholder
value.

Approve the appointment of a (director) executive	World
We generally recommend
FOR when the change in
adjusted stock price over
the director's tenure is
not poor (given that the
director tenure is at least
three years) and when
the candidate attended
at least 75% of all board
and committee
meetings.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve the company name change	World
We generally recommend
FOR because according
to our policy, the
proposed name change
supports strategic
changes that enhance
the Company’s business
objectives. Furthermore,
the proposed name
change will more
effectively reflect the
Company's mission and
vision, thereby
strengthening its
marketing and branding
efforts and improving its
overall market
positioning.

Approve the continuance of company	Canada		We generally recommend FOR because according to our policy, approval of this proposal is in the best interests of the Company and its shareholders.
Approve the convening of the corporate assembly	Western Europe		We generally recommend FOR because approval of the convening of the corporate assembly or shareholders' meeting is in the best interests of the Company and its shareholders.
Approve the staking consideration	World
We recommend FOR the
Proposal, because
according to our policy,
approving staking
consideration in
blockchain networks
enhances yield by
supporting network
security and transaction
validation. This complies
with regulatory
standards, reflecting
responsible digital asset
management and
industry best practices.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve the staking fee	World
We recommend FOR
approval of the staking
fee, because according to
our policy, the fee helps
cover the Company’s
operational costs
associated with staking
activities. The fee aligns
with industry standards
and ensures
transparency and
fairness to clients in
digital asset staking
services.

Attend to other business	World		We generally recommend FOR when the company is domiciled in the US or Canada.
Ratify decisions made in the prior fiscal year	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR when the act is related to routine matters such as the distribution of dividends, release from liability, or decisions made in the fiscal year that has ended.
Reimburse proxy contest expenses	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Proposals by management | Shareholder Rights
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an advanced notice requirement	Canada
We generally recommend
FOR when the policy
stipulates that
nominations must be
submitted no later than
30-65 days before the
annual meeting and that
nominations must be
submitted no earlier than
30-65 days prior to the
annual meeting.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an advanced notice requirement	United States, Australia
We generally recommend
FOR when the policy
stipulates that
nominations must be
submitted no later than
60-90 days prior to the
annual meeting and that
nominations must be
submitted no earlier than
120-150 days prior to the
annual meeting.

Adopt, renew, or amend a shareholder rights plan	World		We generally recommend FOR if the proposed plan expands rights for shareholders.
Adopt/increase proxy access	World
We generally recommend
FOR because according
to our policy, increasing
proxy access would allow
shareholders to submit
proposals at shareholder
meetings and nominate
directors to the Board,
empowering them to
have a more direct
influence on the
Company’s governance.
By enabling greater
shareholder participation,
proxy access enhances
transparency and
accountability, ensuring
that the Board is more
responsive to
shareholder concerns.

Allow virtual-only shareholder meetings	World
We generally recommend
FOR because according
to our policy, virtual
meetings will increase
the likelihood of an
improved attendance
rate in meetings, not to
mention the benefits of
flexibility, reducing costs
and improved
accessibility.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve preemptive rights	Western Europe
We generally recommend
FOR because according
to our policy, pre-
emptive rights allow
shareholders to maintain
their proportional
ownership in the
Company in the event of
new share issuance,
protecting their interests
and ensuring they are
not diluted by future
equity offerings.

Eliminate preemptive rights	United Kingdom
We generally recommend
FOR because according
to our policy, the
elimination of pre-
emptive rights would
provide the Company
with greater flexibility to
finance business
opportunities and
conduct a rights issue
without being restricted
by the stringent
requirements of statutory
pre-emption provisions.

Establish the right to call a special meeting	World		We generally recommend FOR if the proposal will strengthen shareholder rights (i.e. lower the threshold required to call a special meeting).
Expand the right to act by written consent	World
We generally recommend
FOR because according
to our policy, the right to
act on written consent
allows an increased
participation of
shareholders in the
voting process, thereby
democratizing voting and
giving shareholders the
right to act
independently from the
management.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Redeem a shareholder rights plan	World		We generally recommend FOR when the additional shares for the beneficiaries of the poison pill are more attractive than takeover by a hostile party.
Restrict the right to act by written consent	World
We generally recommend
AGAINST because
according to our policy,
the right to act on
written consent allows
an increased
participation of
shareholders in the
voting process, thereby
democratizing voting and
giving the shareholders
the right to act
independently from the
management.

Restrict the right to call a special meeting	World
We generally recommend
AGAINST the proposal
because according to our
policy, the ability of
shareholders to call
special meetings is
widely regarded as an
important aspect of good
corporate governance.
We believe the
Company’s current
threshold appropriately
balances the rights of
shareholders to call a
special meeting with the
broader interests of the
Company and its
shareholders.

Proposals by management | Voting
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt confidential voting	World		We generally recommend FOR because according to our policy, approval of the proposal will preserve the confidentiality and integrity of vote outcomes.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt unequal voting rights	World		We generally recommend AGAINST because according to our policy, in order to provide equal voting rights to all shareholders, companies should not utilize dual class capital structures.
Amend the quorum/voting requirement	World		We generally recommend FOR when the proposed quorum is at least 33% of shares entitled to vote.
Approve cumulative voting	World	China
We generally recommend
AGAINST because
according to our policy
cumulative voting could
make it possible for an
individual shareholder or
group of shareholders
with special interests to
elect one or more
directors to the
Company’s Board of
directors to represent
their particular interests.
Such a shareholder or
group of shareholders
could have goals that are
inconsistent, and could
conflict with, the
interests and goals of the
majority of the
Company’s shareholders.

Approve cumulative voting	China
We generally recommend
FOR because according
to our policy, cumulative
voting allows a
significant group of
shareholders to elect a
director of its choice -
safeguarding minority
shareholder interests and
bringing independent
perspectives to Board
decisions.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve plurality voting	World		We generally recommend for plurality voting when plurality voting will only be used in contested situations. In uncontested situations, we do not prefer for plurality voting to be used.
Approve/increase supermajority voting	World
We generally recommend
AGAINST because
according to our policy, a
simple majority vote will
strengthen the
Company’s corporate
governance practice.
Contrary to
supermajority voting, a
simple majority standard
will give the shareholders
equal and fair
representation in the
Company by limiting the
power of shareholders
who own a large stake in
the entity, therefore,
paving the way for a
more meaningful voting
outcome.

Eliminate cumulative voting	World
We generally recommend
FOR because according
to our policy cumulative
voting could make it
possible for an individual
shareholder or group of
shareholders with special
interests to elect one or
more directors to the
Company’s Board of
directors to represent
their particular interests.
Such a shareholder or
group of shareholders
could have goals that are
inconsistent, and could
conflict with, the
interests and goals of the
majority of the
Company’s shareholders.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Eliminate or reduce supermajority voting	World
We generally recommend
FOR because according
to our policy, a simple
majority vote will
strengthen the
Company’s corporate
governance practice.
Contrary to
supermajority voting, a
simple majority standard
will give the shareholders
equal and fair
representation in the
Company by limiting the
power of shareholders
who own a large stake in
the entity and paving the
way for a more
meaningful voting
outcome.

Eliminate unequal voting rights	World
We generally recommend
FOR because according
to our policy, companies
should ensure that all
shareholders are
provided with equal
voting rights, promoting
fairness, accountability,
and alignment between
economic ownership and
control. By adopting a
one-share, one-vote
structure, the Company
can better uphold
shareholder democracy
and support long-term
value creation for all
investors.

Proposals by shareholders | Auditors
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Appoint an auditor	World
We generally recommend
a vote AGAINST because
according to our policy,
the appointment of
auditors is a
responsibility entrusted
to the board of directors,
specifically the Audit
Committee. In our view,
the procedures
governing the selection
of auditors adhere to
standard corporate
governance and
accounting practices.
Unless there are
significant concerns that
could jeopardize the
integrity and
independence of the
auditors, we believe that
approving this proposal
is neither necessary nor
justified at this time.

Limit auditor non-audit services	World
We generally recommend
FOR because according
to our policy, auditors
should not provide non-
audit services. This
practice ensures the
independence and
integrity of the audit
process, maintaining
objectivity and
minimizing any potential
conflicts of interest that
could undermine the
reliability of the
Company's financial
reporting.

Rotate the auditor	World		We generally recommend AGAINST because according to our policy, we believe that it is in the best interests of shareholders for the board to maintain flexibility to choose and rotate auditors.

Proposals by shareholders | Board Report
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on board member information	World
We generally recommend
AGAINST because
according to our policy,
the information being
requested in the
shareholder proposal is
unnecessary and will not
result in any additional
benefit to the
shareholders.

Report on board oversight	World		We generally recommend AGAINST because according to our policy, although board oversight is essential, channels already exist for effective board oversight.
Report on proxy voting review	World
We generally recommend
AGAINST this proposal
because the Company is
already required to
outline their proxy voting
process. As such, and in
accordance with our
policy, we do not believe
that the requested proxy
voting report would
provide no incremental
or meaningful
information to the
Company’s shareholders.

Proposals by shareholders | Capitalization
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Issue dividends	World
We recommend a vote
AGAINST this proposal
because according to our
policy, the Company’s
dividend payout plan
should be governed by
the board of directors
after taking into account
relevant factors such as
the Company’s liquidity
and financial position.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Issue shares	World
We generally recommend
a vote AGAINST this
proposal because
according to our policy,
the approval could cause
potential excessive
dilution in the interests of
the shareholders and
could potentially
overvalue the Company’s
stock price with such an
excessive issuance that is
disproportionate to its
needs.

Require shareholder approval to authorize the issuance of bonds/debentures	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Require shareholder approval to reclassify shares or conversion rights	World
We generally recommend
FOR because according
to our policy, companies
should ensure that all
shareholders are
provided with equal
voting rights, promoting
fairness, accountability,
and alignment between
economic ownership and
control. By adopting a
one-share, one-vote
structure, the Company
can better uphold
shareholder democracy
and support long-term
value creation for all
investors.

Create a new class of shares	World		We generally recommend FOR these proposals when the new class of shares to be created will not have blank-check authority and will not have superior voting rights to the existing class of shares.
Reclassify/convert shares	World		We generally recommend FOR if the conversion would provide equal rights to shareholders.

Proposals by shareholders | Climate/Resources
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt a climate action plan / emissions reduction / resource restriction	World
We generally recommend
AGAINST the proposal,
because, according to
our policy, its approval
would not provide
additional benefits or
value to shareholders,
given the Company’s
existing robust policy
and strategy on climate
change.

Adopt a GMO policy	World		We generally recommend AGAINST because according to our policy, approval of the proposal would impose unnecessary burdens on the Company's operations.
Adopt animal welfare standards	World
We generally recommend
AGAINST because
according to our policy,
the matters raised in the
proposal have already
been addressed by the
Company. Moreover, the
proposal advocates for
impractical and
imprudent actions that
could negatively impact
the business and its
results.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve an annual advisory vote on climate change	World
We generally recommend
a vote AGAINST because
according to our policy,
adopting this proposal is
unnecessary and
unwarranted in light of
the Company’s existing
approach to climate
change and
sustainability. The
Company already
implements effective
strategies in these areas,
making the proposal
redundant. Furthermore,
approval would result in
significant administrative
costs and financial
burdens, diverting
resources from other
critical initiatives.

Reduce fossil fuel financing	World
We generally recommend
AGAINST because
according to our policy,
the Company is already
committed to meeting its
climate action goals
related to sustainable
financing. As businesses
move to achieving their
net zero goals, we believe
that the Company’s
current policies in
financing will bridge the
transition to a low
carbon economy.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on animal welfare	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Report on costs and risks associated with a climate (or similar) plan	World
We generally recommend
AGAINST because
according to our policy,
approval of this proposal
would result in the
Company incurring
unnecessary costs and
expenses by duplicating
efforts that are already
underway and providing
additional reports with
information that is
already available to
shareholders.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on GMO	World
We generally recommend
AGAINST because
according to our policy,
preparing a report
regarding GMOs would
provide no incremental
and meaningful
information to the
Company’s shareholders.
Moreover, given the
Company’s current
compliance with SEC
reporting requirements
and other government
regulators of GMOs, we
believe that approval of
this proposal will accrue
unnecessary costs and
administrative burden to
the Company.

Report on the company's climate plan / emissions / resource use	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Proposals by shareholders | Compensation
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Amend the clawback provision	World		We generally recommend FOR when the proposal is only asking to expand the clawback provision to include fraud and misconduct.
Approve a retirement plan	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Cap executive gross pay	World
We generally recommend
AGAINST this proposal
because according to our
policy, implementing a
cap on executive
compensation gross pay,
could negatively impact
the hiring and retention
of the Company's key
executives and
employees. Such a
restriction would limit
the Company’s ability to
fully capitalize on the
skills, expertise, and
experience that
individual leaders bring
to the organization.

Change the use of ESG metrics in compensation	World
We generally recommend
AGAINST this Proposal,
because according to our
policy, altering the use of
ESG metrics in
compensation could
weaken the alignment of
pay with shareholder
interests and established
best practices, which
emphasize transparent,
measurable, and material
goals.

Deduct stock buybacks from pay	World		We generally recommend AGAINST because according to our policy, adoption of the proposal will not enhance the Company’s compensation decision- making process.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Discontinue executive perquisites	World
We generally recommend
a vote AGAINST because
according to our policy,
the absolute elimination
of perquisites granted to
executives could place
the Company at a
competitive
disadvantage when it
comes to hiring,
retaining, and attracting
top-tier leaders.

Discontinue stock option and bonus programs	World
We generally recommend
AGAINST because
according to our policy,
approval of the proposal
would impose arbitrary
limits on the
compensation
committee and put the
Company at a
competitive
disadvantage compared
to peers.

Discontinue the professional services allowance	World
We generally recommend
AGAINST because
according to our policy, it
is the benefit of the
Company to retain
flexibility with respect to
executive compensation,
rather than commit to
arbitrary principles which
could place the Company
at a competitive
disadvantage in
recruiting and retaining
top talent.

Implement an advisory vote on executive compensation	World
We recommend FOR this
Proposal, because
according to our policy,
an advisory vote on
executive compensation
helps ensure that pay
practices remain fair,
transparent, and aligned
with shareholder
interests.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Implement double triggered vesting	World
We generally recommend
FOR because according
to our policy, vesting of
equity awards over a
period of time is
intended to promote
long-term improvements
in performance. The link
between pay and long-
term performance can be
severed if awards pay out
on an accelerated
schedule. More
importantly, a double
trigger vesting provision
would provide protection
to the Company’s
employees in the event of
transition or change of
control.

Include legal/compliance costs in adjustments	World
We recommend
AGAINST this Proposal,
because according to our
policy, including legal
and compliance costs in
performance
adjustments could
weaken accountability by
shielding management
from the consequences
of compliance or
regulatory failures.
Allowing such expenses
to be adjusted out of
performance metrics
may distort true
company performance
and undermine the link
between executive pay
and effective risk
oversight.

Include performance metrics in compensation	World		We generally recommend FOR this resolution when the company has failed our executive compensation test.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Prohibit equity vesting for government service	World
We generally recommend
AGAINST the proposal,
as, according to our
policy, its
implementation could
hinder the Company’s
ability to attract key
employees. Additionally,
it could inadvertently
penalize individuals who
may wish to enter or
return to governmental
service.

Remove tax gross-ups	World
We generally recommend
AGAINST because
according to our policy, it
is the benefit of the
Company to retain
flexibility with respect to
executive compensation,
rather than commit to
arbitrary principles which
could place the Company
at a competitive
disadvantage in
recruiting and retaining
top talent. We believe
that it is ultimately in the
shareholders’ best
interests that
discretionary
responsibilities for this
ongoing process
continue to be vested in
the Board.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on executive compensation	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Require a shareholder vote to ratify executive or director severance pay	World
We generally recommend
FOR because according
to our policy, excessive
executive compensation
packages has been an
ongoing cause of
concern among
shareholders and
investors. While the
Company argues that its
severance and
termination payments
are reasonable, we
believe that it is in the
best interests of the
stockholders if they ratify
executive compensation
in such form. We believe
that approval of this
proposal will enable the
stockholders to voice
their views and opinions
regarding the Company’s
executive severance
payments and will ensure
decisions are in their best
interests.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Require that executives retain shares	World
We generally recommend
AGAINST because
according to our policy,
the Company’s current
stock ownership
requirement strikes an
appropriate balance of
encouraging focus on
the long-term
performance of the
Company and the strong
alignment with
shareholder interests,
while enabling the
Company to attract and
retain the best people in
the industry.

Use a deferral period for compensation	World		We generally recommend AGAINST because according to our policy, the existing compensation practice already reflects alignment with the long- term performance and goals of the Company.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Use GAAP metrics for compensation	World
We generally recommend
AGAINST this proposal
because, in accordance
with our policy, approval
would impose rigid
targets that could hinder
the Company's ability to
adapt to adjustments
and fluctuations beyond
its control. Additionally,
using GAAP metrics in
compensation could
misalign the Company’s
short-term financial
goals with its long-term
success, and increase the
complexity of measuring
and rewarding
performance. We believe
that approval of the
proposal could
undermine the
Compensation
Committee’s flexibility in
determining the most
appropriate metrics for
the Company’s financial
circumstances.

Proposals by shareholders | Directors
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Allow for the removal of directors without cause	World
We generally recommend
FOR the proposal
because according to our
policy, allowing to
remove directors without
cause provides flexibility
to the Company to make
necessary changes to its
leadership when deemed
appropriate. Allowing for
the removal of directors
without cause ensures
that the Board can
effectively address issues
such as performance
concerns and maintain
the best interests of the
Company and its
shareholders.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Amend the indemnification/liability provisions for directors	World
We generally recommend
FOR because according
to our policy, approval of
the indemnification and
liability provisions will
enable the Company to
attract, retain, and
motivate its directors,
whose efforts are crucial
to its long-term success.
By providing directors
with appropriate
protection against
personal liability, the
Company ensures that
directors can make
decisions in the best
interests of the Company
without undue concern
about personal financial
risks.

Change the size of the board of directors	World
We generally recommend
a vote AGAINST because
according to our policy,
we believe that a board
should ideally consist of
between five and fifteen
members. This size
strikes an appropriate
balance between
meeting the Company’s
needs and ensuring
effective oversight.

Classify the board	World
We generally recommend
AGAINST because
according to our policy,
staggered terms for
directors increase the
difficulty for shareholders
to make fundamental
changes to the
composition and
behavior of a board. We
prefer that the entire
board of a company be
elected annually to
provide appropriate
responsiveness to
shareholders.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Create a CEO succession plan	World
We generally recommend
FOR because according
to our policy, a CEO
succession plan would
safeguard a smooth
transition and alignment
into a new leadership
whenever the need
arises, thereby ensuring
continuity and
shareholder confidence
in the Company.

Create a key committee	World
We generally recommend
FOR because according
to our policy, the board
of directors should
establish key Board
committees—namely
Audit, Compensation,
and Nominating
committees—composed
solely of independent
outside directors. This
structure ensures sound
corporate governance
practices, enhances
objectivity, and
strengthens the oversight
of critical areas within
the Company.

Create a non-key committee	World
We generally recommend
AGAINST because
according to our policy,
implementing the
proposal would not
justify the administrative
costs and efforts, nor
would it provide a
corresponding
meaningful benefit to the
Company’s shareholders.
Moreover, we believe that
the scope of committee
responsibilities as
requested in the proposal
are already fulfilled by the
board of directors.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Declassify the board	World		We generally recommend FOR when the company performance (as measured by TSR) is the bottom 20th percentile of the universe.
Decrease the required director experience / expertise / diversity	World
We generally recommend
AGAINST because
according to our policy, a
diversified board would
encourage good
governance and enhance
shareholder value.
Bringing together a
diverse range of skills
and experience is
necessary in building a
constructive and
challenging board.

Designate an independent chairman	World
We generally recommend
AGAINST because
according to our policy,
we believe that the
current Board leadership
structure has been
effective in the
Company's sustained
long-term performance.
Thus, we believe that the
Board should have the
flexibility in determining
the Board’s leadership
structure rather than
committing to a one-
size-fits-all policy.

Elect a director to board	World
We generally recommend
AGAINST because
according to our policy,
allowing a shareholder to
elect a director to a
board is not in the best
interests of the Company.
Instead, the board should
continue to nominate
directors for shareholder
approval, as they possess
the expertise and
resources to find the
most qualified
candidates.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Eliminate term limits	World
We generally recommend
FOR because according
to our policy, elimination
of term limits will help
the Company to attract,
retain and motivate
directors who can
contribute valuable
insights and long-term
strategic guidance. This
will also ensure
continuity and
strengthen the
Company's governance
by retaining
knowledgeable and
capable leadership of
experienced directors.

Eliminate the retirement age requirement	World
We generally recommend
FOR this proposal
because, in accordance
with our policy, the
Company and its
shareholders are in the
best position to
determine the approach
to corporate governance,
particularly board
composition. Imposing
inflexible rules, such as
age limits for outside
directors, does not
necessarily correlate with
returns or benefits for
shareholders. Similar to
arbitrary term limits, age
limits could force
valuable directors off the
board solely based on
their age, potentially
undermining the
effectiveness of the
board.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Ensure compensation advisor independence	World
We generally recommend
AGAINST because
according to our policy,
this proposal is
unnecessary as existing
SEC regulations already
require sufficient
disclosures regarding the
Company’s
comprehensive
recoupment policies and
practices.

Establish a stakeholder position to board	World
We generally recommend
AGAINST because
according to our policy,
the current selection
process, composition
and skillset of the board
of directors already
captures stakeholder
representation in the
board room. As such,
approval of the proposal
would be redundant and
duplicative.

Introduce a retirement age requirement	World
We generally recommend
AGAINST this proposal
because, in accordance
with our policy, the
Company and its
shareholders are in the
best position to
determine the approach
to corporate governance,
particularly board
composition. Imposing
inflexible rules, such as
age limits for outside
directors, does not
necessarily correlate with
returns or benefits for
shareholders. Similar to
arbitrary term limits, age
limits could force
valuable directors off the
board solely based on
their age, potentially
undermining the
effectiveness of the
board.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Introduce term limits	World
We generally recommend
against this proposal
because, in accordance
with our policy, it would
not serve a useful
purpose. Having
experienced directors on
the board is crucial for
the Company’s long-
term success and the
enhancement of
shareholder value.

Require director experience / expertise / diversity or other limits on the board	World
We generally recommend
AGAINST because
according to our policy, it
is in the best interests of
the shareholders for the
board and nominating
committee to manage
the composition and
qualifications of the
board members.

Require stock ownership for directors	World
We generally recommend
AGAINST because
according to our policy,
imposing a mandatory
requirement on stock
ownership for directors
could potentially put the
Company in a
competitive
disadvantage in retaining
the best directors. Such a
requirement might limit
the Company’s ability to
fully capitalize on an
individual’s skills,
expertise, and
contributions.

Separate the chairman and CEO positions	World
We generally recommend
AGAINST because
according to our policy,
we believe that the Board
should have the flexibility
in determining the
Board’s leadership
structure rather than
committing to a one-
size-fits-all policy.

Proposals by shareholders | Health, Safety, and Operations
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt a paid sick leave policy	World
We generally recommend
a vote AGAINST because
according to our policy,
approving this proposal
would lead to
unnecessary costs and
expenses. Additionally,
this policy is not
universally applicable, as
it would only affect the
Company's non-
unionized employees. In
contrast, unionized
employees are typically
governed by collective
bargaining agreements
that address such
matters.

Modify business operations with a high- risk country, entity, region, etc.	World
We generally recommend
AGAINST because
according to our policy,
the company’s existing
operational protocols in
conflict-affected and
high-risk areas already
address the concerns
raised in the proposal. In
our view, reducing or
ceasing operations in
these areas could
negatively impact the
company’s profitability
and long-term
sustainability.

Reduce sales/marketing of alcohol products/services	World
We generally recommend
AGAINST because
according to our policy,
approval of the proposal
is unnecessary as the
Company already
complies with the
applicable federal laws
and regulations and
given the Company’s
nature of business, we
believe that approval of
the proposal would
significantly impact its
operations.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Reduce sales/marketing of drug products/services	World
We generally recommend
AGAINST because
according to our policy,
approval of the proposal
is unnecessary as the
Company already
complies with the
applicable federal laws
and regulations and
given the Company’s
nature of business, we
believe that approval of
the proposal would
significantly impact its
operations.

Reduce sales/marketing of gambling products/services	World
We generally recommend
AGAINST because
according to our policy,
approval of the proposal
is unnecessary as the
Company already
complies with the
applicable federal laws
and regulations and
given the Company’s
nature of business, we
believe that approval of
the proposal would
significantly impact its
operations.

Reduce sales/marketing of other products/services	World
We generally recommend
AGAINST because
according to our policy,
approval of the proposal
is unnecessary as the
Company is already
required to comply with
applicable federal laws
and regulations and
given the Company’s
nature of business, we
believe that approval of
the proposal would
significantly impact its
operations.

Reduce sales/marketing of pornography products/services	World		We generally recommend AGAINST because according to our policy, approval of the proposal would significantly impact the Company’s business operations.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Reduce sales/marketing of tobacco/vape products/services	World
We generally recommend
AGAINST because
according to our policy,
approval of the proposal
is unnecessary as the
Company already
complies with the
applicable federal laws
and regulations and
given the Company’s
nature of business, we
believe that approval of
the proposal would
significantly impact its
operations.

Reduce sales/marketing of unhealthy foods/beverages	World
We generally recommend
AGAINST because
according to our policy,
the Company is already
addressing the issues
related to the
consumption of its
products through its
sustainability and current
marketing initiatives.

Reduce sales/marketing of weapon products/services	World
We generally recommend
AGAINST because
according to our policy,
the Company has in
place extensive
procedures to ensure
that weapon sales are
made in strict
compliance with all
applicable United States
laws and regulations.

Report on artificial intelligence	World
We generally recommend
a vote AGAINST because
according to our policy,
the proposed report on
artificial intelligence
would be an unnecessary
addition to the
Company’s existing
efforts in AI reporting.
Also, approval of the
proposal would pose
significant administrative
costs and financial
burden to the Company.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on content management	World
We generally recommend
AGAINST because
according to our policy,
approval of this proposal
would result in the
Company incurring
unnecessary costs and
expenses. Additionally, it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Report on cybersecurity	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on data privacy	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Report on high-risk country operations	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on intellectual property transfers	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Report on maternal health outcomes	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on plant closure community impacts	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Report on product information / production	World
We generally recommend
AGAINST because
according to our policy,
approval of this proposal
would result in the
Company incurring
unnecessary costs and
expenses by duplicating
efforts that are already
underway and providing
additional reports with
information that is
already available to
shareholders.

Report on product pricing/distribution	World
We generally recommend
AGAINST because
according to our policy,
approval of this proposal
would result in the
Company incurring
unnecessary costs and
expenses by duplicating
efforts that are already
underway and providing
additional reports with
information that is
already available to
shareholders.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on public health risks	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Report on suppliers / partners / customers / sales	World
We generally recommend
AGAINST because
according to our policy,
approval of this proposal
would result in the
Company incurring
unnecessary costs and
expenses. Additionally, it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Report on worker health and safety	World
We generally recommend
AGAINST because,
according to our policy
and given the current
laws and regulations that
the company is already
required to comply with,
we do not believe the
requested report would
provide meaningful
additional value beyond
existing policies,
processes, practices, and
resources.

Proposals by shareholders | Human Resources and Rights
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Address fair lending	World
We generally recommend
AGAINST the proposal
because, according to
our policy, it would not
meaningfully improve the
Company’s existing
robust policies and risk
oversight structure, nor
enhance any current
disclosures that provide
shareholders with
meaningful information
on how the Company
addresses and oversees
risks related to
discrimination.
Additionally, we are
concerned that such an
evaluation could, in
today’s highly litigious
environment,
inadvertently provide a
roadmap for lawsuits
against the Company,
potentially leading to
significant legal costs for
shareholders in the long
term.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Address income inequality	World
We generally recommend
AGAINST because
according to our policy,
the Company’s existing
compensation processes
are guided by the
fundamental principle
that decisions are made
on the basis of the
individual's personal
capabilities,
qualifications and
contributions to the
Company's needs and
not on gender. Moreover,
given the Company’s
current efforts to equal
employment opportunity,
we believe that approval
of this proposal will
accrue unnecessary
costs and administrative
burden to the Company.

Address labor disputes	World
We generally recommend
AGAINST this proposal
because, in accordance
with our policy, the
Company has already
addressed the labor
concerns raised in the
proposal. As such,
approval of the requested
report is unnecessary
and would result in
significant administrative
costs, diverting Company
resources from more
relevant and meaningful
priorities.

Address sexual harassment complaints	World
We generally recommend
AGAINST because
according to our policy,
adoption of the proposal
is unnecessarily
duplicative of the
Company’s efforts to
deter incidents of sexual
harassment through its
own policies and
practices.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an anti-discrimination policy	World
We generally recommend
AGAINST because
according to our policy,
this could put the
Company in an
uncompetitive position in
terms of hiring
prospective talents due
to the rigid requirements
of the proposal.

Adopt diversity-based hiring	World
We generally recommend
AGAINST because
according to our policy,
this could put the
Company in an
uncompetitive position in
terms of hiring
prospective talents due
to the rigid requirements
of the proposal.

Adopt merit-based hiring	World
We generally recommend
AGAINST because
according to our policy,
this could put the
Company in an
uncompetitive position in
terms of hiring
prospective talents due
to the rigid requirements
of the proposal.

Become a public benefit corporation	World		We generally recommend AGAINST because according to our policy, the proposal is not necessary and is not in the best long-term interest of the Company and its shareholders.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Provide a human rights impact assessment	World
We generally recommend
a vote AGAINST because,
while human rights
impact assessments
(HRIAs) are valuable for
identifying and
mitigating risks,
mandating rigid
reporting can undermine
their effectiveness. Such
reporting requirements
may encourage
superficial compliance
without meaningful
human rights
improvements.

Provide a report promoting DEI practices	World
We generally recommend
AGAINST this proposal
because, in accordance
with our policy and
considering the
requirements that the
Company already abides
by with regards to equal
employment opportunity,
we believe its approval
would impose
unnecessary costs and
administrative burdens
on the Company.

Report on abortion policy	World
We generally recommend
AGAINST because
according to our policy,
providing a report on a
highly sensitive topic
could cause divisiveness
among the Company, its
employees, customers
and shareholders. The
complexity of views
drawn from reporting the
policies on abortion or
something similar could
pose significant
reputational and legal
risks for the Company
which could
subsequently affect its
operations and
performance.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on collective bargaining/union relations	World
We generally recommend
AGAINST this proposal
because, in line with our
policy and given the
Company's compliance
with applicable laws
regarding freedom of
association, we believe
its approval would not
provide additional
benefits to employees or
create further value for
shareholders.

Report on fetal tissue use	World
We generally recommend
AGAINST because
according to our policy,
providing a report on a
highly sensitive topic
could cause divisiveness
among the Company, its
employees, customers
and shareholders. The
complexity of views
drawn from reporting the
policies on fetal tissue
use or something similar
could pose significant
reputational and legal
risks for the Company
which could
subsequently affect its
operations and
performance.

Report on human trafficking	World
We generally recommend
AGAINST because
according to our policy
and given the Company’s
current policies which
effectively articulate their
long-standing support
for, and continued
commitment to, human
rights, the proposal
would be duplicative and
unnecessary.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on in vitro fertilization	World
We generally recommend
AGAINST because
according to our policy,
providing a report on a
highly sensitive topic
could cause divisiveness
among the Company, its
employees, customers
and shareholders. The
complexity of views
drawn from reporting the
policies on abortion or
something similar could
pose significant
reputational and legal
risks for the Company
which could
subsequently affect its
operations and
performance.

Report on prison/slave/child labor	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on sexual harassment complaints	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Report on the costs/risks of DEI practices	World
We generally recommend
AGAINST this proposal
because, in accordance
with our policy,
conducting a
cost/benefit report or a
stand-alone DEI audit by
the Company or a group
acting on its behalf could
potentially uncover
violations of regulations
or laws, which could
pose both legal and
reputational risks.
Additionally, we are
concerned that such
report could, in our
highly litigious society,
serve as a roadmap for
lawsuits against the
Company, potentially
leading to significant
costs for shareholders in
the long term.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on worker misclassification	World		We generally recommend AGAINST because according to our policy, approval of the proposal would not create additional benefits to the employees or value for the shareholders.
Request the company cease or re- evaluate DEI activities	World
We generally recommend
AGAINST this Proposal
because, according to
our policy, requests to
cease or re-evaluate DEI
activities risk
undermining the
significant benefits that
diversity, equity, and
inclusion bring to the
company. Scaling back
these efforts could also
negatively affect talent
attraction, retention, and
overall company
performance.

Rescind the racial equity audit	World
We generally recommend
a vote AGAINST because,
according to our policy,
the proposed rescinding
of the racial audit
undermines efforts to
assess the impacts of the
Company’s diversity,
equity, and inclusion
(DEI) practices. Racial
audits are essential in
identifying and
addressing disparities,
and reversing this
initiative would limit
shareholders' ability to
evaluate the materiality
and effectiveness of the
Company’s DEI efforts.

Proposals by shareholders | Legal and Compliance
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt exclusive forum bylaws	World
We generally recommend
FOR because according
to our policy, having an
exclusive forum will allow
the Company to address
disputes and litigations in
an exclusive jurisdiction,
with familiarity of the
law, and reduce the
administrative cost and
burden related to
settlement.

Relinquish intellectual property	World
We generally recommend
AGAINST because
according to our policy
the proposal would not
meaningfully improve the
Company’s disclosure
and reporting policies in
place but is rather
duplicative of its current
efforts in addressing
issues with product
access and pricing.

Report on concealment clauses	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on employee arbitration claims	World
We generally recommend
AGAINST this proposal
because, in accordance
with our policy, it
presents a one-size-fits-
all approach that could
adversely impact the
Company's ability to
effectively use
arbitration.

Report on patent process	World
We generally recommend
AGAINST because
according to our policy
the proposal would not
meaningfully improve the
Company’s disclosure
and reporting policies in
place and we do not
believe the report would
result in any additional
benefit to shareholders.

Report on whistleblowers	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Proposals by shareholders | M&A / Structure
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Make a self-tender offer	World		We generally recommend AGAINST because according to our policy, the proposal is not necessary and is not in the best long-term interest of the Company and its shareholders.
Remove an antitakeover provision(s)	World
We generally recommend
AGAINST because
according to our policy,
removal of the
Company's antitakeover
provisions may leave the
Company vulnerable to a
hostile takeover.
Additionally, the current
antitakeover provisions
provide more time for
management to consider
offers and negotiate
better terms.

Request an M&A / restructure	World		This proposal is considered on a case-by- case basis by the guidelines committee.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Ratify a poison pill	World
We generally recommend
a vote FOR because
according to our policy,
approval of the proposal
will acknowledge both
the advantages and
inherent risks of
implementing a
shareholder rights plan,
or poison pill. While
these plans can deter
hostile takeovers, they
also carry the risk of
management
entrenchment in some
cases. Ensuring that
shareholders are given a
voice on the advisability
of such a plan is crucial
to safeguarding the
Company from these
risks, promoting
transparency, and
maintaining a balance
between protecting
shareholder interests and
preventing potential
misuse of the plan.

Proposals by shareholders | Mutual Fund
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Convert the closed-end fund to an open- end fund	World
We generally recommend
a vote AGAINST this
proposal because,
according to our policy, a
closed-end fund
structure tends to
provide higher returns to
shareholders, as the
value of shares is
influenced by market
dynamics, which can
result in trading at a
premium or discount to
NAV. Additionally, closed-
end funds often generate
higher income by
utilizing leverage, making
them particularly
attractive to income-
focused investors.

Proposals by shareholders | Other
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt MacBride Principles, Sullivan Principles, or similar	World
We generally recommend
AGAINST because
adoption of this proposal
would be duplicative and
would make the
Company unnecessarily
accountable to different
sets of overlapping fair
employment guidelines
that are already covered
in its policies.

Approve other company policies	World		This proposal is considered on a case-by- case basis by the guidelines committee.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Disassociate from industry associations	World
We generally recommend
AGAINST because
according to our policy,
companies benefit from
industry associations,
especially when it comes
to influential policies that
can directly affect
businesses. As such,
disassociation from such
groups could potentially
pose potential
reputational and
systemic risks that could
be detrimental to the
Company’s business in
the long-run.

Prepare an independent third-party audit	World
We generally recommend
AGAINST this proposal
because, in accordance
with our policy,
conducting a stand-
alone audit by the
Company or a group
acting on its behalf could
potentially reveal
violations of regulations
and laws, which could be
legally and reputationally
problematic. Additionally,
we are concerned that
such an audit could, in
our highly litigious
society, provide a
roadmap for lawsuits
against the Company,
which could result in
significant costs for
shareholders over the
long term.

Report on another matter	World		This proposal is considered on a case-by- case basis by the guidelines committee.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on key-person risk	World
We generally recommend
AGAINST the proposal,
because according to our
policy, its approval would
put the Company at a
competitive
disadvantage. The
disclosure requested
would make sensitive
information publicly
available, potentially
undermining the
execution of the
Company’s business
strategy and hindering
the recruitment and
retention of top
management talent.

Reimburse proxy contest expenses	World		This proposal is considered on a case-by- case basis by the guidelines committee.
Proposals by shareholders | Politics
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on charitable contributions	World
We generally recommend
AGAINST this proposal
because, in accordance
with our policy, the
Company already
carefully evaluates and
reviews its charitable
activities, and makes
information about its
corporate giving publicly
available. We do not
believe that
implementing the
proposal would justify
the administrative costs
and efforts, nor would it
provide a meaningful
benefit to the Company’s
shareholders.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on government financial support	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Report on lobbying expenditures	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on partnerships with political (or globalist) organizations	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Report on political contributions	World
We generally recommend
AGAINST because
according to our policy
and given the current
applicable laws and
regulations that the
Company must comply
with, we do not believe
that the requested report
would add meaningful
value to the policies,
processes, practices, and
resources that are
already in place.
Additionally, approval of
this proposal would
result in the Company
incurring unnecessary
costs and expenses as it
is in the best interests of
shareholders for the
board to manage the
Company’s disclosures
and risks.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on public policy advocacy	World
We generally recommend
AGAINST because
according to our policy
and given the Company’s
policies and oversight
mechanisms related to
its political contributions
and activities, we believe
that the shareholder
proposal is unnecessary
and will not result in any
additional benefit to the
shareholders. Rather, the
proposal promotes
impractical and
imprudent actions that
would negatively affect
the business and results.

Revoke a public policy endorsement	World
We generally recommend
AGAINST because
according to our policy,
political endorsement
and spending is an
integral part of a
business, as Companies
should have a voice on
policies affecting them.
As such, approval of this
proposal will strictly limit
the Company’s flexibility
in supporting the
advocacies that are
congruent with its
business.

Support a public policy endorsement	World
We generally recommend
AGAINST because
according to our policy,
although the Company
must comply with
federal, state, and local
campaign finance and
lobbying regulations that
are currently in place, we
believe that political
endorsements, often in
the form of
contributions, increase
the possibility of
misalignment with
corporate values which
in turn could lead to
reputational risks.

Proposals by shareholders | Shareholder Rights
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt a fair elections/advance notice bylaw	Canada
We generally recommend
FOR when the policy
stipulates that
nominations must be
submitted no later than
30-65 days before the
annual meeting and that
nominations must be
submitted no earlier than
30-65 days prior to the
annual meeting.

Adopt a fair elections/advance notice bylaw	United States
We generally recommend
FOR when the policy
stipulates that
nominations must be
submitted no later than
60-90 days prior to the
annual meeting and that
nominations must be
submitted no earlier than
120-150 days prior to the
annual meeting.

Adopt/increase proxy access	World
We generally recommend
a vote AGAINST because
according to our policy, ,
the adoption of a “proxy
access” bylaw is not a
universal solution to
allegations of
unresponsiveness to
shareholder concerns.
We believe that voting
decisions should be
based on the governance
practices and
performance of
individual companies. We
believe that
implementing this bylaw
could undermine the
integrity of the director
election process.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Allow virtual-only shareholder meetings	World
We recommend
AGAINST this Proposal,
because according to our
policy, virtual meetings
should complement, not
replace, in-person
shareholder meetings, as
relying solely on them
may undermine
transparency and
shareholder participation.

Establish the right to call a special meeting	World		We generally recommend FOR if the proposal will strengthen shareholder rights (i.e. lower the threshold required to call a special meeting).
Introduce the right to act by written consent	World
We generally recommend
FOR because according
to our policy, the right to
act on written consent
allows an increased
participation of
shareholders in the
voting process, thereby
democratizing voting and
giving shareholders the
right to act
independently from the
management.

Oppose the right to act by written consent	World
We generally recommend
AGAINST because
according to our policy,
the right to act on
written consent allows
an increased
participation of
shareholders in the
voting process, thereby
democratizing voting and
giving the shareholders
the right to act
independently from the
management.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Require shareholder approval for bylaw amendments	World
We generally recommend
FOR because according
to our policy, approval of
the proposal will ensure
that shareholders have a
voice in revising or
adopting the bylaws
which could compromise
their interests.

Proposals by shareholders | Voting
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt a majority vote for director election	World
We generally recommend
a vote FOR because
according to our policy, a
majority vote
requirement in
boardroom elections
enhance director
accountability to
shareholders. This
standard ensures that
shareholder
dissatisfaction with
director performance has
tangible consequences,
transforming the election
process from a mere
formality into one that
truly reflects
shareholders' voices.

Adopt confidential voting	World		We generally recommend FOR because according to our policy, approval of the proposal will preserve the confidentiality and integrity of vote outcomes.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve cumulative voting	World
We generally recommend
AGAINST because
according to our policy
cumulative voting could
make it possible for an
individual shareholder or
group of shareholders
with special interests to
elect one or more
directors to the
Company’s Board of
directors to represent
their particular interests.
Such a shareholder or
group of shareholders
could have goals that are
inconsistent, and could
conflict with, the
interests and goals of the
majority of the
Company’s shareholders.

Approve/increase supermajority voting	World
We generally recommend
AGAINST because
according to our policy, a
simple majority vote will
strengthen the
Company’s corporate
governance practice.
Contrary to
supermajority voting, a
simple majority standard
will give the shareholders
equal and fair
representation in the
Company by limiting the
power of shareholders
who own a large stake in
the entity, therefore,
paving the way for a
more meaningful voting
outcome.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Eliminate cumulative voting	World
We generally recommend
FOR because according
to our policy cumulative
voting could make it
possible for an individual
shareholder or group of
shareholders with special
interests to elect one or
more directors to the
Company’s Board of
directors to represent
their particular interests.
Such a shareholder or
group of shareholders
could have goals that are
inconsistent, and could
conflict with, the
interests and goals of the
majority of the
Company’s shareholders.

Eliminate or reduce supermajority voting	World
We generally recommend
FOR because according
to our policy, a simple
majority vote will
strengthen the
Company’s corporate
governance practice.
Contrary to
supermajority voting, a
simple majority standard
will give the shareholders
equal and fair
representation in the
Company by limiting the
power of shareholders
who own a large stake in
the entity and paving the
way for a more
meaningful voting
outcome.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Promote equal voting rights	World
We generally recommend
FOR because according
to our policy, a
differential in voting
power may have the
effect of denying
shareholders the
opportunity to vote on
matters of critical
economic importance to
them. In order to provide
equal voting right to all
shareholders, we prefer
that companies do not
utilize multiple class
capital structures.

Restrict nomination of directors	World
We generally recommend
a vote FOR because,
according to our policy, a
simple majority
requirement in director
elections, combined with
a mandatory resignation
policy and prohibition on
the renomination of
directors, ensures that
the election results
accurately reflect
shareholder sentiment.
Specifically, this
approach addresses
situations where a
director receives less
than a majority of votes,
aligning the election
outcome with
shareholder expectations
and maintaining effective
governance.

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Tabulate proxy voting	World
We generally recommend
FOR because according
to our policy, adoption of
proxy tabulation
simplifies the voting
process without
compromising
transparency or
shareholder participation.
This streamlined
approach ensures that
shareholder votes are
accurately counted and
reported, making it easier
for investors to engage in
the decision-making
process. At the same
time, it preserves the
integrity and
transparency of the
voting process, ensuring
that all shareholders have
an equal opportunity to
influence key decisions
while promoting efficient
governance practices.

IV. Policy Revisions
		Previous Recommendation	Updated Recommendation
Revision Date	12/23/2025
We generally
recommend a vote
AGAINST because
according to our policy,
the adoption of a “proxy
access” bylaw is not a
universal solution to
allegations of
unresponsiveness to
shareholder concerns.
We believe that voting
decisions should be
based on the
governance practices
and performance of
individual companies.
We believe that
implementing this bylaw
could undermine the
integrity of the director
election process.

We generally
recommend FOR
because according to
our policy, increasing
proxy access would
allow shareholders to
submit proposals at
shareholder meetings
and nominate directors
to the Board,
empowering them to
have a more direct
influence on the
Company’s governance.
By enabling greater
shareholder
participation, proxy
access enhances
transparency and
accountability, ensuring
that the Board is more
responsive to
shareholder concerns.

Proposer	Management
Proposal	Adopt/increase proxy access
Region(s) to Include	World
Region(s) to Exclude
V. Legal Disclaimer
DISCLAIMER © 2025 Egan-Jones Proxy Services, a division of Egan-Jones Ratings Company and/or its affiliates. All Rights Reserved. This document is intended to provide a general overview of Egan-Jones Proxy Services’ proxy voting methodologies. It is not intended to be exhaustive and does not address all potential voting issues or concerns. Egan-Jones Proxy Services’ proxy voting methodologies, as they apply to certain issues or types of proposals, are explained in more detail in reference files on Egan-Jones Proxy Services’ website – http://www.ejproxy.com. The summaries contained herein should not be relied on and a user or client, or prospective user or client, should review the complete methodologies and discuss their application with a representative of Egan-Jones Proxy Services. These methodologies have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body in the United States or elsewhere. No representations or warranties, express or implied, are made regarding the accuracy or completeness of any information included herein. In addition, Egan-Jones Proxy Services shall not be liable for any losses or damages arising from, or in connection with, the information contained herein, or the use of, reliance on, or inability to use any such information. Egan-Jones Proxy Services expects its clients and users to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document or the methodology reference files contained on http://www.ejproxy.com.

United States
Glass Lewis
2026 Benchmark Policy Guidelines
www.glasslewis.com

Table of Contents

About Glass Lewis	A-119
Guidelines Introduction	A-120
Summary of Changes for 2026	A-120
Clarifying Amendments	A-120
Majority Vote for Election of Directors	A-120
Amendments to the Certificate of Incorporation and/or Bylaws	A-120
Supermajority Vote Requirements	A-121
General Approach to Shareholder Proposals	A-121
A Board of Directors that Serves Shareholder Interest	A-121
Election of Directors	A-121
Independence	A-121
Committee Independence	A-123
Independent Chair	A-124
Performance	A-124
Board Responsiveness	A-125
Board Responsiveness to Shareholder Proposals	A-126
The Role of a Committee Chair	A-127
Audit Committees and Performance	A-127
Standards for Assessing the Audit Committee	A-127
Material Weaknesses	A-129
Compensation Committee Performance	A-130
Nominating and Governance Committee Performance	A-132
Board-Level Risk Management Oversight	A-134
Board Oversight of Environmental and Social Issues	A-135
Board Oversight of Technology	A-135
Board Accountability for Environmental and Social Performance	A-137
Director Commitments	A-137
Other Considerations	A-138
Controlled Companies	A-139
Significant Shareholders	A-140
Governance Following an IPO, Spin-Off, or Direct Listing	A-140
Governance Following a Business Combination with a Special Purpose Acquisition Company	A-141
Dual-Listed or Foreign-Incorporated Companies	A-142
OTC-listed Companies	A-142
Mutual Fund Boards	A-142
Declassified Boards	A-143
Board Composition and Refreshment	A-144
Board Diversity	A-144
Board Gender Diversity	A-144
Board Underrepresented Community Diversity	A-145

State Laws on Diversity	A-145
Disclosure of Director Diversity and Skills	A-145
Proxy Access	A-146
Majority Vote for Election of Directors	A-146
The Majority Vote Standard	A-146
The Plurality Vote Standard	A-146
Conflicting and Excluded Proposals	A-147
Transparency and Integrity in Financial Reporting	A-148
Auditor Ratification	A-148
Voting Recommendations on Auditor Ratification	A-149
Pension Accounting Issues	A-150
The Link Between Compensation and Performance	A-150
Advisory Vote on Executive Compensation (Say-on-Pay)	A-150
Say-on-Pay Voting Recommendations	A-151
Company Responsiveness	A-152
Pay for Performance	A-152
Short-Term Incentives	A-153
Long-Term Incentives	A-154
Grants of Front-Loaded Awards	A-155
Linking Executive Pay to Environmental and Social Criteria	A-156
One-Time Awards	A-156
Contractual Payments and Arrangements	A-157
Sign-on Awards and Severance Benefits	A-157
Change in Control	A-157
Excise Tax Gross-ups	A-157
Amended Employment Agreements	A-158
Recoupment Provisions (Clawbacks)	A-158
Hedging of Stock	A-158
Pledging of Stock	A-158
Executive Ownership Guidelines	A-159
Compensation Consultant Independence	A-159
CEO Pay Ratio	A-160
Frequency of Say-on-Pay	A-160
Vote on Golden Parachute Arrangements	A-160
Equity-Based Compensation Proposals	A-160
Option Exchanges and Repricing	A-161
Option Backdating, Spring-Loading and Bullet-Dodging	A-162
Director Compensation Plans	A-163
Employee Stock Purchase Plans	A-163
Executive Compensation Tax Deductibility – Amendment to IRC 162(M)	A-163
Governance Structure and the Shareholder Franchise	A-164
Anti-Takeover Measures	A-164

Poison Pills (Shareholder Rights Plans)	A-164
NOL Poison Pills	A-165
Fair Price Provisions	A-165
Control Share Statutes	A-166
Quorum Requirements	A-166
Director and Officer Indemnification	A-167
Officer Exculpation	A-167
Reincorporation	A-167
Exclusive Forum and Fee-Shifting Bylaw Provisions	A-168
Authorized Shares	A-169
Advance Notice Requirements	A-170
Virtual Shareholder Meetings	A-170
Voting Structure	A-171
Multi-Class Share Structures	A-171
Cumulative Voting	A-171
Supermajority Vote Requirements	A-172
Transaction of Other Business	A-172
Anti-Greenmail Proposals	A-172
Mutual Funds: Investment Policies and Advisory Agreements	A-172
Real Estate Investment Trusts	A-173
Preferred Stock Issuances at REITs	A-173
Business Development Companies	A-173
Authorization to Sell Shares at a Price Below Net Asset Value	A-173
Auditor Ratification and Below-NAV Issuances	A-174
Special Purpose Acquisition Companies	A-174
Extension of Business Combination Deadline	A-174
SPAC Board Independence	A-174
Director Commitments of SPAC Executives	A-175
Shareholder Proposals	A-175
Overall Approach to Environmental, Social & Governance Issues	A-175
Connect with Glass Lewis	A-177

About Glass Lewis
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Purpose
The purpose of the Benchmark Policy proxy research and advice is to serve as a framework that facilitates shareholder voting in favor of governance structures that will drive performance and promote and maintain long-term shareholder value.
Guidelines Introduction
Summary of Changes for 2026
Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis.
For 2026, the language in this document has been updated to clarify that these guidelines contain the views of the Benchmark Policy. The Benchmark Policy reflects broad investor opinion and widely accepted governance principles and is intended to provide clients with nuanced analysis informed by market best practice, regulation, and prevailing investor sentiment. This change better conveys Glass Lewis’ role as a service provider to a diverse, global client base with a wide spectrum of viewpoints and objectives. The Benchmark Policy represents just one of Glass Lewis’ policy offerings.
In addition, the following noteworthy revisions have been made to the Benchmark Policy, which are summarized below and discussed in greater detail in the relevant section of this document.
Mandatory Arbitration Provisions
The Benchmark Policy guidelines now include a discussion on its approach to mandatory arbitration provisions. Specifically, when evaluating companies’ governing documents following completion of a company’s IPO, spin-off, or direct listing, the Benchmark Policy will review whether a company has adopted a mandatory arbitration provision or other potentially negative governance provisions. In such cases, it may lead the Benchmark Policy to issue a recommendation that shareholders oppose the election of the chair of the governance committee, or, in certain circumstances, the entire committee. In addition, the Benchmark Policy will generally recommend that shareholders vote against any bylaw or charter amendment seeking to adopt a mandatory arbitration provision unless the company provides sufficient rationale and disclosure.
Pay-for-Performance Methodology
The “Pay for Performance” section of these guidelines has been updated to reflect enhancements and modifications to Glass Lewis’s proprietary pay-for-performance model. Rather than a single letter grade of “A” through “F”, the model will use a scorecard-based approach, consisting of up to six tests. Each test will receive a rating, which will be aggregated on a weighted basis to determine an overall score ranging from 0 to 100. To better understand the model, please see the Pay-for-Performance Methodology Overview.
Clarifying Amendments
The following sections of the Benchmark Policy have been clarified:
Shareholder Rights
The Benchmark Policy’s discussion on cases where the board has amended the company’s governing documents to reduce or remove important shareholder rights has been updated to reflect additional considerations that may lead the Benchmark Policy to recommend that shareholders vote against the chair of the governance committee, or the entire committee. Examples of amendments that could lead to such recommendations include those that: (i) limit the ability of shareholders to submit shareholder proposals; (ii) limit the ability of shareholders to file derivative lawsuits; and (iii) implement plurality voting in lieu of majority voting.
Majority Vote for Election of Directors
The Benchmark Policy’s discussion on voting standards for the election of directors has been updated to make certain clarifying changes and update outdated references. There have been no changes in policy or approach as a result of these updates.
Amendments to the Certificate of Incorporation and/or Bylaws

The Benchmark Policy’s approach to amendments to the certificate of incorporation and/or bylaws has been consolidated into a single section. The Benchmark Policy guidelines now stipulate that it evaluates proposed amendments to a company's certificate of incorporation and/or bylaws on a case-by-case basis. The Benchmark Policy is strongly opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In general, the Benchmark Policy will recommend voting for amendments that are unlikely to have a material negative impact on shareholders' interests.
Supermajority Vote Requirements
The Benchmark Policy’s discussion on supermajority vote requirements has been updated to clarify that, in cases where a company seeks to abolish supermajority voting requirements, the Benchmark Policy will evaluate such proposals on a case-by-case basis. The Benchmark Policy has also been updated to reflect that when companies have a large or controlling shareholder, supermajority vote requirements may be appropriate to protect the interests of minority shareholders and that, in such cases, the Benchmark Policy may oppose the elimination of these requirements.
General Approach to Shareholder Proposals
Noting the dynamic nature of, and impending changes to, the shareholder proposal process in the United States, the Benchmark Policy has adjusted some of its language regarding the general approach to shareholder proposals, including guidance around companies’ treatment of the SEC’s former no-action process. While this specific guidance has been removed, the Benchmark Policy will generally approach these matters with the basic premise that shareholders should be afforded the opportunity to vote on matters of material importance. Given ongoing changes and the prospect of additional changes to the shareholder proposal process, the Benchmark Policy may be updated prior to or during the 2026 proxy season should its approach to these matters change or regulatory developments warrant such an update.
A Board of Directors that Serves Shareholder Interest
Election of Directors
The Benchmark Policy looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. It takes the view that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.
Independence
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, the Benchmark Policy will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors, the Benchmark Policy will also consider a director’s track record on other boards that could indicate a lack of objective decision-making. The determination of whether a director is independent or not takes into consideration both compliance with applicable independence listing requirements as well as judgments made by the director.
The Benchmark Policy looks at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. Such relationships may make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests.
Thus, the Benchmark Policy puts directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years(1) before the inquiry are usually considered “current” for purposes of this test. For material financial relationships with the company, the Benchmark Policy applies a three-year look back, and for former employment relationships with the company, it applies a five-year look back.
Affiliated Director — An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.(2) This includes directors whose employers have a material financial relationship with the company.(3) In addition, the Benchmark Policy considers a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.(4)
The Benchmark Policy considers 20%+ shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, these holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc. In addition, a director who owns 20% or more of a company can exert disproportionate influence on the board, and, therefore, such a director’s independence may be hampered, particularly when serving on the audit committee.
The Benchmark Policy applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which it applies a five-year look back.
Definition of “Material”: A material relationship is one in which the dollar value meets or exceeds:
•
$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services. This threshold also applies to directors who are the majority or principal owner of a firm that receives such payments; or
•
$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.(5) This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;(6) and any aircraft and real estate dealings between the company and the director’s firm; or
•
1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company)(7)
Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives $120,000(8) or more

(1)
NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. The Benchmark Policy views a five-year standard for former employment relationships as more appropriate, because the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, the five-year look-back period is not applied to directors who have previously served as executives of the company on an interim basis for less than one year.
(2)
If a company does not consider a non-employee director to be independent, that director will be classified as an affiliate under the Benchmark Policy.
(3)
The Benchmark Policy allows a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (The Benchmark Policy does not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, the Benchmark Policy applies the materiality thresholds outlined in the definition of “material.”
(4)
This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while the Benchmark Policy will generally consider them to be affiliated, it will not recommend voting against these individuals unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
(5)
The Benchmark Policy may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.
(6)
The Benchmark Policy will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, The Benchmark Policy generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, the Benchmark Policy will consider the director to be independent.
(7)
This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, the Benchmark Policy presumes the director is affiliated.

in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.
Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. An inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through the compensation paid by the company (i.e., salary, bonus, etc. as a company employee) may face a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, the Benchmark Policy will recommend voting against such a director.
Additionally, the Benchmark Policy considers a director who is currently serving in an interim management position as an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of the director’s resignation or departure from the interim management position.
Voting Recommendations on the Basis of Board Independence
Prevailing market practice indicates that a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. For example the Business Roundtable, the Conference Board, and the Council of Institutional Investors (CII) each advocate that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, the Benchmark Policy typically(9) recommends voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.
Additionally, many investors support the appointment of an independent presiding or lead director with authority to set meeting agendas and to lead sessions outside the insider or affiliated chair’s presence.(10) In accordance with best practice, boards should appoint an independent lead director when the chair is not independent, and especially when the board is insufficiently independent.
Committee Independence
Generally, only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.(11) The Benchmark Policy typically recommends that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year, except in certain circumstances.
Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the U.S. Securities and Exchange Commission (SEC) approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

(8)
Pursuant to SEC rule Item 404 of Regulation S-K under the Securities Exchange Act, compensation exceeding $120,000 is the minimum threshold deemed material for disclosure of transactions involving family members of directors.
(9)
With a staggered board, if the affiliates or insiders that the Benchmark Policy would consider opposing are not actually up for election, the concern regarding those directors will instead be noted. The Benchmark Policy will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, a recommendation to oppose the election of directors subject to the concern at their next election will be considered, if the issue giving rise to the concern is not resolved.
(10)
ICGN Global Principles, 2.4.
(11)
The Benchmark Policy will recommend voting against an audit committee member who owns 20% or more of the company’s stock. Market best practice indicates that there should be a maximum of one director (or no directors if the committee is composed of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

It is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, the Benchmark Policy’s definitions and categories are applied when assessing the independence of directors, and these standards also consider consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. The Benchmark Policy may recommend voting against compensation committee members who are not independent based on these standards.
Independent Chair
In line with CII’s Policies on Corporate Governance and the International Corporate Governance Network’s (ICGN) Global Governance Principles, the Benchmark Policy is of the view that the board should be chaired by an independent director. Separating the roles of CEO (or, more rarely, another executive position) and chair generally creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board.
While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), this alternate form of independent board leadership typically does not provide as robust protection for shareholders as an independent chair.
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.
Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and may happen less frequently when the chief executive is also in the position of overseeing the board.
Moreover, many companies appear to be moving toward more independent board leadership — one study indicates that only 5% of incoming S&P 1500 CEOs in 2024 were awarded the chair title(12) Another study found that 61% of S&P 500 boards separated the CEO and chair roles in 2025 (up from 37% in 2009) although the same study found that only 42% of S&P 500 boards have truly independent chairs.(13)
In addition, the Benchmark Policy scrutinizes avowedly “independent” chairs and lead directors. Directors serving in these roles should be unquestionably independent, or the company should not treat them as such.
The Benchmark Policy does not recommend that shareholders vote against CEOs who chair the board. However, it typically supports separating the roles of chair and CEO whenever that question is directly posed in a proxy (typically in the form of a shareholder proposal).
Further, where a company has neither an independent chair nor independent lead director, the Benchmark Policy will recommend voting against the chair of the governance committee.
Performance

(12)
Global Board and CEO Practice. “2024 CEO Transitions: The measure of the market.” Spencer Stuart, February 2025.
(13)
Spencer Stuart Board Index, 2025, p. 5.

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. The Benchmark Policy looks at the performance of these individuals as directors and executives of the company and of other companies where they have served.
A director’s past conduct is often indicative of future conduct and performance. Directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred often serve on the boards of companies with similar problems. The Benchmark Policy leverages a proprietary database of directors that tracks the performance of directors across companies worldwide.
Voting Recommendations on the Basis of Performance
The Benchmark Policy typically recommends that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. The Benchmark Policy will evaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.
Likewise, the backgrounds of those who serve on key board committees are examined to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
Many shareholders generally avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. The Benchmark Policy typically recommends voting against:
•
A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.(14)
•
A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (the analysis looks at these late filing situations on a case-by-case basis).
•
A director who is also the CEO of a company where a serious and material restatement occurred after the CEO had previously certified the pre-restatement financial statements.
•
A director who has received two against recommendations under the Benchmark Policy for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).
Furthermore, with consideration given to the company’s overall corporate governance, pay-for-performance alignment and board responsiveness to shareholders, the Benchmark Policy may recommend voting against directors who served throughout a period in which the company performed significantly worse than peers and the directors have not taken reasonable steps to address the poor performance.
Board Responsiveness
Boards should generally be responsive to shareholders when a significant percentage of shareholders vote contrary to the recommendation of management, depending on the issue.
When 20% or more of shareholders vote contrary to management (which occurs when more than 20% of votes on the proposal are cast as “against” and/or abstain), market best practice indicates that boards engage with shareholders on the issue and demonstrate some initial level of responsiveness. These include instances when 20% or more of shareholders:
(i)
withhold votes from (or vote against) a director nominee; or
(ii)
vote against a management-sponsored proposal.

(14)
However, where a director has served for less than one full year, the Benchmark Policy will typically not recommend voting against for failure to attend 75% of meetings. Rather, the analysis will include a note regarding the poor attendance with a recommendation to track this issue going forward. The Benchmark Policy will also refrain from recommending opposition to directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

Many investors view a 20% threshold as significant enough to warrant a close examination of the underlying issues and an evaluation of whether the board responded appropriately following the vote, particularly in the case of a vote on executive compensation or on the election of a director. While the 20% threshold alone will not automatically generate a negative vote recommendation under the Benchmark Policy on a future proposal on the same topic, it may be a contributing factor to a recommendation to vote against such a proposal in the event the Benchmark Policy determines that the board did not respond appropriately.
When a majority of shareholders vote contrary to management, boards are generally expected to engage with shareholders on the issue and provide a more robust response to fully address shareholder concerns. These include instances when a majority or more of shareholders:
(i)
withhold votes from (or vote against) a director nominee;
(ii)
vote against a management-sponsored proposal;
At controlled companies and companies that have multi-class share structures with unequal voting rights, the Benchmark Policy will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, the Benchmark Policy will generally examine the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, market best practice indicates a preference that boards engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management, the Benchmark Policy will look to boards to engage with unaffiliated shareholders and provide a more robust response to address shareholder concerns.
As a general framework, the evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released after the date of the company’s last annual meeting through the publication date of the most current Proxy Paper. Depending on the specific issue, the focus typically includes, but is not limited to, the following:
•
At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;
•
Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;
•
Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and
•
Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the Compensation Discussion & Analysis (CD&A), particularly following a material vote against a company’s say-on-pay.
•
Proxy statement disclosure discussing the board’s efforts to engage with shareholders and the actions taken to address shareholder concerns.
The Benchmark Policy analysis will include a case-by-case assessment of the specific elements of board responsiveness that were examined along with an explanation of how that assessment impacts the current voting recommendations.
Board Responsiveness to Shareholder Proposals
Majority-Supported Shareholder Proposals
Clear action from the board is generally expected when shareholder proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes). This may include fully implementing the request of the shareholder proposal and/or engaging with shareholders on the issue and providing sufficient disclosures to address shareholder concerns.
Significantly Supported Shareholder Proposals
A shareholder proposal that receives significant support (generally more than 30% but less than majority of votes cast) typically reflects concern about an issue by a substantial portion of the company’s shareholders. In these circumstances, many investors expect the board to show an initial level of responsiveness to the concern. Therefore, in instances where a shareholder proposal has received at least 30% shareholder support, boards should generally engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives. To be clear, this does not involve an expectation that the board fully implement the request of the shareholder proposal. Rather, the Benchmark Policy looks for some level of board outreach and disclosure concerning the issue and the Board’s response to it.
Further, as discussed above, at controlled companies and companies that have multi-class share structures with unequal voting rights, the Benchmark Policy will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted.
The Role of a Committee Chair
Given their assigned leadership role and additional responsibilities, a designated committee chair is generally considered to have primary responsibility for the actions of their respective committee. As such, many of the Benchmark Policy’s committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). In cases where the committee chair is not up for election due to a staggered board, and where multiple concerns have been identified, the Benchmark Policy will generally recommend voting against other members of the committee who are up for election, on a case-by-case basis.
In cases where the Benchmark Policy would ordinarily recommend voting against a committee chair but the chair is not specified, the following general rules are applied:
•
If there is no committee chair, the Benchmark Policy will recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and
•
If there is no committee chair, but multiple senior directors are serving on the committee, the Benchmark Policy will recommend voting against both (or all) such senior directors.
In accordance with prevailing market practice, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, many investors take the view that shareholder action against the longest serving committee member(s) is warranted. To reiterate, this only applies if the Benchmark Policy would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.
Audit Committees and Performance
Audit committees are integral in overseeing the financial reporting process because stable capital markets depend on reliable, transparent, and objective financial information to support an efficient and effective capital market process. Audit committees play a vital role in providing this disclosure to shareholders.
When assessing an audit committee’s performance, investors should be aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
Standards for Assessing the Audit Committee
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”(15)

Many investors are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. The Benchmark Policy will not necessarily recommend voting against members of an audit committee if they lack such expertise on that basis alone. However, where there are indications of poor oversight or problems such as restatements, the lack of relevant skills and experience among audit committee members may contribute to a recommendation to oppose the election of the chair and/or other members of the audit committee.
The Benchmark Policy generally assesses audit committees against the decisions they make with respect to their oversight and monitoring roles. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.
When assessing the decisions and actions of the audit committee, the Benchmark Policy typically defers to the judgment of the committee members and generally recommends voting in favor of its members. However, the Benchmark Policy will consider recommending that shareholders vote against the following:
•
All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
•
The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
•
The audit committee chair, if the audit committee did not meet at least four times during the year.
•
The audit committee chair, if the committee has less than three members.
•
Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.(16)
•
All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
•
The audit committee chair, when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case the Benchmark Policy also recommends against ratification of the auditor).
•
The audit committee chair when fees paid to the auditor are not disclosed.
•
All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (PCAOB).
•
All members of an audit committee who reappointed an auditor that the Benchmark Policy no longer considers to be independent for reasons unrelated to fee proportions.
•
All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
•
The audit committee chair, if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then the Benchmark Policy will recommend voting against the entire audit committee.
•
All members of an audit committee where the auditor has resigned and reported that a section 10A(17) letter has been issued.
•
All members of an audit committee at a time when material accounting fraud occurred at the company.(18)
•
All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:(19)
•
The restatement involves fraud or manipulation by insiders;

•
The restatement is accompanied by an SEC inquiry or investigation;
•
The restatement involves revenue recognition;
•
The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
•
The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
•
All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.
•
All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices
Act (FCPA).
•
All members of an audit committee when the company has aggressive accounting policies or lack of sufficient transparency in its financial statements.
•
All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).
•
All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.(20)
•
All members of the audit committee who served since the date of the company’s last annual meeting if, since the last annual meeting, the company has reported a material weakness that has not yet been corrected and the company has not disclosed a remediation plan; or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines the company’s progress toward remediating the material weakness.
Material Weaknesses
Effective internal controls over financial reporting should ensure the integrity of companies’ accounting and financial reporting.
The SEC guidance regarding Management's Report on Internal Control Over Financial Reporting requires that reports on internal control should include: (i) a statement of management's responsibility for establishing and maintaining adequate internal control over financial reporting for the company; (ii) management's assessment of the effectiveness of the company's internal control over financial reporting as of the end of the company's most recent fiscal year; (iii) a statement identifying the framework used by management to evaluate the effectiveness of the company's internal control over financial reporting; and (iv) a statement that the registered public accounting firm that audited the company's financial statements included in the annual report has issued an attestation report on management's assessment of the company's internal control over financial reporting.

(15)
Commission on Public Trust and Private Enterprise. The Conference Board. 2003.
(16)
The Benchmark Policy may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors- such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies-it can reasonably be determined that the audit committee member is likely not hindered by multiple audit committee commitments.
(17)
Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore should be taken seriously.
(18)
Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).
(19)
The SEC issued guidance in March 2021 related to classification of warrants as liabilities at special purpose acquisition companies (SPACs). The Benchmark Policy will generally refrain from recommending against audit committee members when the restatement in question is solely as a result of the aforementioned SEC guidance.
(20)
The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

A material weakness occurs when a company identifies a deficiency, or a combination of deficiencies, in internal controls over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis. Failure to maintain effective internal controls can create doubts regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. GAAP and may lead to companies publishing financial statements that are not free of errors or misstatements.
It is the responsibility of audit committees to ensure that material weaknesses are remediated in a timely manner and that companies disclose remediation plans that include detailed steps to resolve a given material weakness. In cases where a material weakness has been ongoing for more than one fiscal year, it is generally expected that the company will disclose an updated remediation plan at least annually thereafter. Updates to existing remediation plans should state the progress the company has made toward remediating the material weakness and the remaining actions the company plans to take until the material weakness is fully remediated.
When a material weakness is reported and the company has not disclosed a remediation plan, or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines its progress toward remediating the material weakness, the Benchmark Policy will consider recommending that shareholders vote against all members of a company’s audit committee who served on the committee during the time when the material weakness was identified.
Many investors view audit committee reports that are boilerplate and which provide little or no information or transparency as unfavorable. Therefore, when a problem such as a material weakness, restatement or late filings occurs, the Benchmark Policy will take into consideration the transparency of the audit committee report.
Compensation Committee Performance
Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholder returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, market best practice indicates a preference that the compensation committee only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to many investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishing equity award plans, and granting equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
A careful review of the CD&A report included in each company’s proxy is central to understanding the actions of the compensation committee. The Benchmark Policy analysis includes a review of the CD&A in the evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation.
When assessing the performance of compensation committees, the Benchmark Policy will consider recommending that shareholders vote against the following:
•
All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was significant shareholder opposition (i.e., greater than 20% of votes cast) to the say-on-pay proposal in the prior year and the board did not respond sufficiently to the vote, including actively engaging shareholders on this issue, the Benchmark Policy will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.
•
All members of the compensation committee who are up for election and served on the committee when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.(21)
•
Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.
•
All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
•
All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
•
All members of the compensation committee if excessive employee perquisites and benefits were allowed.
•
The compensation committee chair if the compensation committee did not meet during the year.
•
All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.
•
All members of the compensation committee when vesting of in-the-money options is accelerated.
•
All members of the compensation committee when option exercise prices were backdated. The Benchmark Policy will recommend voting against an executive director who played a role in and participated in option backdating.
•
All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
•
All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
•
The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
•
All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.(22)
•
All members of the compensation committee when the board has materially decreased proxy statement disclosure regarding executive compensation policies and procedures in a manner which substantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices.
•
All members of the compensation committee when new excise tax gross-up provisions are adopted in employment agreements with executives, particularly in cases where the company previously committed not to provide any such entitlements in the future.
•
All members of the compensation committee when the board adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.

•
The chair of the compensation committee when” mega-grants” have been granted and the awards present concerns such as excessive quantum, lack of sufficient performance conditions, and/or are excessively dilutive, among others.
Nominating and Governance Committee Performance
The nominating and governance committee is responsible for the board-level governance of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.
Many investors take the view that boards should have diverse backgrounds and members with a breadth and depth of relevant experience and that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. Shareholders are generally best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture. For further information on board diversity, please see In-Depth Report: Board Gender Diversity.
Regarding the committee responsible for governance, the Benchmark Policy will consider recommending that shareholders vote against the following:
•
All members of the governance committee(23) during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the request of the proposal.(24) Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, the Benchmark Policy will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).
•
The governance committee chair when the chair is not independent and an independent lead or presiding director has not been appointed.(25)
•
The governance committee chair at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure (generally seven years or less).
•
In the absence of a nominating committee, the governance committee chair when there are fewer than five, or the whole governance committee when there are more than 20 members on the board.
•
The governance committee chair when the committee fails to meet during the year.
•
The governance committee chair, when, for two consecutive years, the company provides what is considered by the Benchmark Policy to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).
•
The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)(26) designating either a state's courts for intra-corporate disputes, and/or federal courts

(21)
If a company provides shareholders with a say-on-pay proposal, the Benchmark Policy will initially only recommend voting against the company's say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, the Benchmark Policy may consider not recommending against compensation committee members.
(22)
In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) the Benchmark Policy recommends that shareholders vote against the members of the governance committee.

for matters arising under the Securities Act of 1933 without shareholder approval,(27) or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.
•
All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.
•
The governance committee chair, when the board takes actions to limit shareholders’ ability to vote on matters material to shareholder rights (e.g., through the practice of excluding a shareholder proposal by means of ratifying a management proposal that is materially different from the shareholder proposal).
•
The governance committee chair when directors’ records for board and committee meeting attendance are not disclosed, or when it is indicated that a director attended less than 75% of board and committee meetings but disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.
•
The governance committee chair when a detailed record of proxy voting results from the prior annual meeting has not been disclosed.
•
The governance committee chair when a company does not clearly disclose the identity of a shareholder proponent (or lead proponent when there are multiple filers) in their proxy statement. For a detailed explanation of this policy, please refer to the comprehensive Benchmark Policy Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
In addition, the Benchmark Policy may recommend that shareholders vote against the chair of the governance committee, or the entire committee, when the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such rights, and has done so without seeking shareholder approval. Examples of board actions that may result in such a recommendation include:
•
The elimination of the ability of shareholders to call a special meeting or to act by written consent;
•
An increase to the ownership threshold required for shareholders to call a special meeting;
•
An increase to vote requirements for charter or bylaw amendments; The adoption of provisions that limit the ability of shareholders to pursue full legal recourse — such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws);
•
The adoption of provisions that limit the ability of shareholders to submit shareholder proposals;
•
The adoption of provisions that limit the ability of shareholders to file derivative lawsuits;
•
The adoption of a plurality voting standard for the election of directors in lieu of a majority voting standard;
•
The adoption of a classified board structure; or
•
The elimination of the ability of shareholders to remove a director without cause.
Regarding the nominating committee, the Benchmark Policy will consider recommending that shareholders vote against the following:
•
All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
•
The nominating committee chair, if the nominating committee did not meet during the year.
•
In the absence of a governance committee, the nominating committee chair when the chair is not independent, and an independent lead or presiding director has not been appointed.
•
The nominating committee chair, when there are fewer than five, or the whole nominating committee when there are more than 20 members on the board.
•
The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.(28)
•
The chair of the nominating committee of a board that is not at least 30% gender diverse,(29) or all members of the nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside of the Russell 3000 index, the Benchmark Policy will recommend voting against the chair of the nominating committee if there are no gender diverse directors.
•
The chair of the nominating committee of a board with fewer than one director from an underrepresented community on the board, at companies within the Russell 1000 index.(30)
•
The nominating committee chair when, alongside other governance or board performance concerns, the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. The Benchmark Policy will not make recommendations solely on this basis; rather, insufficient board refreshment may be a contributing factor in the recommendations when additional board-related concerns have been identified.
In addition, the Benchmark Policy may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance. Where these issues warrant shareholder opposition and in the absence of both a governance and a nominating committee, the Benchmark Policy will recommend voting against the board chair, unless the chair also serves as the CEO, in which it will recommend voting against the longest-serving director.
Board-Level Risk Management Oversight
The Benchmark Policy evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms, which inherently maintain significant exposure to financial risk. Market best practice indicates that financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies that involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.
These views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.
When analyzing the risk management practices of public companies, the Benchmark Policy will take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where the company’s board-level risk committee’s poor oversight contributed to the loss, the

(23)
If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, the Benchmark Policy will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, the Benchmark Policy will recommend voting against all director nominees up for election.
(24)
Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, the Benchmark Policy recommends that shareholders only vote against members of the compensation committee.
(25)
Market expectations are such that one independent individual be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, the Benchmark Policy will recommend voting against the governance committee chair as the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.
(26)
A forum selection clause is a bylaw provision stipulating that a certain state or federal jurisdiction is the exclusive forum for specified legal matters. Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and related relief.
(27)
The analysis will evaluate the circumstances surrounding the adoption of any forum selection clause as well as the general provisions contained therein. Where it can be reasonably determined that a forum selection clause is narrowly crafted to suit the particular circumstances facing the company and/or a reasonable sunset provision is included, the Benchmark Policy may make an exception to this policy.
(28)
Considering that shareholder disapproval clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, the Benchmark Policy reviews the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, the Benchmark Policy will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.
(29)
Women and directors that identify with a gender other than male or female.
(30)
For more information on how the Benchmark Policy applies these diversity considerations, see the Section below on “Board Diversity”.

Benchmark Policy will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of exposure to financial risk but fails to disclose any explicit form of board-level risk oversight (via a dedicated committee or otherwise),(31) the Benchmark Policy will consider recommending a vote against the board chair on that basis. However, it generally would not recommend voting against a combined chair/CEO, except in egregious cases.
Board Oversight of Environmental and Social Issues
Insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, shareholders generally benefit when such issues are carefully monitored and managed by companies, and when companies have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.
To that end, the Benchmark Policy looks to companies to ensure that boards maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment. Given the importance of the board’s role in overseeing environmental and social risks, this responsibility should be formally designated and codified in the appropriate committee charters or other governing documents.
While it is important that material environmental and social issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, the Benchmark Policy is of the view that that companies should determine the best structure for this oversight. This oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
For companies in the Russell 3000 index and in instances where material oversight concerns are identified, the Benchmark Policy will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Furthermore, given the importance of the board’s role in overseeing environmental and social risks, the Benchmark Policy will generally recommend voting against the governance committee chair of a company in the Russell 1000 index that fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
When evaluating the board’s role in overseeing environmental and/or social issues, the Benchmark Policy will examine a company’s committee charters and governing documents to determine if the company has codified and maintained a meaningful level of oversight of and accountability for a company’s material environmental and social impacts.
Board Oversight of Technology
Cyber Risk Oversight
Companies and consumers are exposed to a growing risk of cyber-attacks. These attacks can result in customer or employee data breaches, harm to a company’s reputation, significant fines or penalties, and an interruption to a company’s operations. Further, in some instances, cyber breaches can result in national security concerns, such as those impacting companies operating as utilities, defense contractors, and energy companies.
In response to these issues, regulators have increasingly been focused on ensuring companies are providing appropriate and timely disclosures and protections to stakeholders that could have been adversely impacted by a breach in a company’s cyber infrastructure.
On July 26, 2023, the SEC approved final rules requiring public companies to report cybersecurity incidents deemed material within four days of identifying them, detailing their nature, scope, timing, and material impact under Item 1.05 on Form 8-K.
Furthermore, in annual reports, companies must disclose their processes for assessing, identifying, and managing material cybersecurity risks, along with their material effects; and describe whether any risks from prior incidents have materially affected its business strategy, results of operations, or financial condition (or are reasonably likely to), pursuant to Regulation S-K Item 106. Item 106 will also require registrants to describe the board of directors’ oversight of risks from cybersecurity

(31)
A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

threats and management’s role and expertise in assessing and managing material risks from cybersecurity threats. Similar rules were also adopted for foreign private issuers. The final rules became effective on September 5, 2023.
Given the regulatory focus on, and the potential adverse outcomes from, cyber-related issues, many investors view cyber risk as material for all companies. Accordingly, it is critical that companies evaluate and mitigate these risks to the greatest extent possible.(32) With that view, all issuers are encouraged to provide clear disclosure concerning the role of the board in overseeing issues related to cybersecurity, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. Such disclosure can help shareholders understand the seriousness with which companies take this issue.
In the absence of material cyber incidents, the Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, in instances where cyber-attacks have caused significant harm to shareholders, the board’s oversight of cybersecurity as well as the company’s response and disclosures will be closely evaluated.
Moreover, in instances where a company has been materially impacted by a cyber-attack, it is reasonable for shareholders to expect periodic updates communicating the company’s ongoing progress towards resolving and remediating the impact of the cyber-attack. Shareholders are best served when such updates include (but are not necessarily limited to) details such as when the company has fully restored its information systems, when the company has returned to normal operations, what resources the company is providing for affected stakeholders, and any other potentially relevant information, until the company considers the impact of the cyber-attack to be fully remediated. These disclosures should focus on the company’s response to address the impacts to affected stakeholders and should not reveal specific and/or technical details that could impede the company’s response or remediation of the incident or that could assist threat actors.
In such instances, the Benchmark Policy may recommend against appropriate directors if the board’s oversight, response or disclosure concerning cybersecurity-related issues is found to be insufficient, or are not provided to shareholders.
Board Oversight of Artificial Intelligence
In recent years, companies have rapidly begun to develop and adopt uses for artificial intelligence (AI) technologies throughout various aspects of their operations. Deployed and overseen effectively, AI technologies have the potential to make companies’ operations and systems more efficient and productive. However, as the use of these technologies has grown, so have the potential risks associated with companies’ development and use of AI. Given these potential risks, boards should be cognizant of, and take steps to mitigate exposure to, any material risks that could arise from their use or development of AI.
Companies that use or develop AI technologies should consider adopting strong internal frameworks that include ethical considerations and ensure they have provided a sufficient level of oversight of AI. As such, boards may seek to ensure effective oversight and address skills gaps by engaging in continued board education and/or appointing directors with AI expertise. With that view, all companies that develop or employ the use of AI in their operations should provide clear disclosure concerning the role of the board in overseeing issues related to AI, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. Such disclosure can help shareholders understand the seriousness with which companies take this issue.
While market best practice indicates that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, generally, companies should determine the best structure for this oversight. This oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
In the absence of material incidents related to a company’s use or management of AI-related issues, the Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight of, or disclosure concerning, AI-related issues. However, in instances where there is evidence that insufficient oversight and/or management of AI technologies has resulted in material harm to shareholders, the Benchmark Policy will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of AI-related risks. It will also closely evaluate the board’s response to, and management of, this issue as well as any associated disclosures and may recommend against appropriate directors if the board’s oversight, response or disclosure concerning AI-related issues is found to be insufficient.

(32)
CII Policies on Corporate Governance, 2.7; ICGN Global Principles, 6.2.

Board Accountability for Environmental and Social Performance
The Benchmark Policy carefully monitors companies’ performance with respect to environmental and social issues, including those related to climate and human capital management. In situations where a company has not properly managed or mitigated material environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, the Benchmark Policy may recommend that shareholders vote against the members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, the Benchmark Policy may recommend that shareholders vote against members of the audit committee. In making these determinations, the Benchmark Policy will carefully review the situation, its effect on shareholder value, as well as any corrective action or other response made by the company.
For more information on how the Benchmark Policy evaluates environmental and social issues, please see the “Overall Approach to ESG” section of these guidelines as well as the comprehensive Benchmark Policy Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
Board Accountability for Climate-Related Issues
Given the exceptionally broad impacts of a changing climate on companies, the economy, and society in general, climate risk can present a material risk for companies in all industries. Accordingly, it is important that boards consider and evaluate their operational resilience under lower-carbon scenarios. While all companies maintain exposure to climate-related risks, additional consideration should be given to, and disclosure should be provided by, those companies whose own GHG emissions represent a financially material risk.
For companies with this increased risk exposure, the Benchmark Policy evaluates whether companies are providing clear and comprehensive disclosure regarding these risks, including how they are being mitigated and overseen. Such information is crucial to allow investors to understand the company’s management of this issue, as well as the potential impact of a lower carbon future on the company’s operations.
In line with this view, the Benchmark Policy will carefully examine the climate-related disclosures provided by companies in the S&P 500 index with material exposure to climate risk stemming from their own operations(33), as well as companies where their emissions, climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk, in order to assess whether they have produced disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD), IFRS S2 Climate-related Disclosures, or other equivalent climate reporting framework. The Benchmark Policy will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-related issues. In instances where either (or both) of these disclosures are found to be absent or significantly lacking, the Benchmark Policy may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee. Further, the Benchmark Policy may extend this recommendation on this basis to additional members of the responsible committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size, industry and its overall governance profile.
Director Commitments
Directors should have the necessary time to fulfill their duties to shareholders, as overcommitted directors may pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.(34) As a result, the Benchmark Policy generally recommends that shareholders vote against a director who serves as an executive officer (other than executive chair) of any public company(35) while serving on more than one external public company board, a director who serves as an executive chair of any public company while serving on more than two external public company boards, and any other director who serves on more than five public company boards.
Because executives will primarily devote their attention to executive duties, the Benchmark Policy generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

(33)
This policy will generally apply to companies in the following SASB-defined industries: agricultural products, air freight & logistics, airlines, chemicals, construction materials, containers & packaging, cruise lines, electric utilities & power generators, food retailers & distributors, health care distributors, iron & steel producers, marine transportation, meat, poultry & dairy, metals & mining, non-alcoholic beverages, oil & gas, pulp & paper products, rail transportation, road transportation, semiconductors, waste management.

When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, the Benchmark Policy may consider other potentially relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), the specific duties and responsibilities of that role will be evaluated in determining whether an exception is warranted.
The Benchmark Policy may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. This rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. The Benchmark Policy will also generally refrain from recommending a vote against a director who serves on an excessive number of boards within a consolidated group of companies in related industries, or a director who represents a firm whose sole purpose is to manage a portfolio of investments which include the company.
Other Considerations
In addition to the three key characteristics — independence, performance, experience — used to evaluate board members, the Benchmark Policy also considers conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.
Conflicts of Interest
Board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, the Benchmark Policy recommends that shareholders vote against the following types of directors:
•
A CFO who is on the board: The CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, the CFO should report to the board and not be a member of it.
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A director who provides — or a director who has an immediate family member who provides — material consulting or other material, professional services to the company. These services may include legal, consulting, (36) or financial services. These relationships may create conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.
•
A director, or a director who has an immediate family member, who is engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against those of shareholders.
•
Interlocking directorships: CEOs or other top executives who serve on each other’s boards can create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.(37)
•
All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.(38) In the event a board is classified and shareholders are, therefore, unable to vote against all directors, the Benchmark Policy will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, the Benchmark Policy will consider recommending that shareholders vote against all members of the governance committee. If the board has, without

(34)
For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2025 Spencer Stuart Board Index indicates that, 56% of S&P 500 CEOs do not serve on a public company board in addition to their own, while 41.6% of S&P 500 CEOs serve on one additional public board, 1.4% of CEOs serve on two additional public company boards, and no CEOs serve on three.
(35)
When the executive officer in question serves only as an executive at a special purpose acquisition company (SPAC) the Benchmark Policy will generally apply the higher threshold of five public company directorships.

seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, the Benchmark Policy will consider recommending that shareholders vote against the entire board.
Size of the Board of Directors
While there is no consensus on a universally applicable optimal board size, market best practice indicates that, absent compelling circumstances, boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, the Benchmark Policy typically recommends voting against the chair of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.
Controlled Companies
Controlled companies warrant certain exceptions to the Benchmark Policy’s independence standards. The board’s function is to protect shareholder interests; however, when an individual or entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, the Benchmark Policy does not apply the usual two-thirds board independence rule and, therefore, will not recommend voting against boards whose composition reflects the makeup of the shareholder base.
Independence Exceptions
The independence exceptions made for controlled companies are as follows:
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The Benchmark Policy does not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, the presence of non-independent board members is acceptable.
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The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
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Standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base can make such committees weak and irrelevant.
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Independent compensation committees at controlled companies are also unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder base whose voting power ensures the protection of its interests. As such, having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders, many investors agree that insiders should not serve on the compensation committee. Therefore, the Benchmark Policy will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
•
Controlled companies do not need an independent chair or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder base whose voting power ensures the protection of its interests.

(36)
The Benchmark Policy will generally refrain from recommending against a director who provides consulting services for the company if the director is excluded from membership on the board’s key committees and we have not identified significant governance concerns with the board.
(37)
The Benchmark Policy does not apply a look-back period for this situation. The interlock policy applies to both public and private companies. On a case-by-case basis, other types of interlocking relationships will be evaluated, such as interlocks with close family members of executives or within group companies. Further, the analysis also evaluates multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
(38)
Refer to the “Governance Structure and the Shareholder Franchise” section for further discussion of anti-takeover measures, including poison pills.

Size of the Board of Directors
The Benchmark Policy has no board size requirements for controlled companies.
Audit Committee Independence
Despite a controlled company’s status, unlike for the other key committees, market best practice indicates that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest. As such, the Benchmark Policy typically recommends that shareholders vote against any affiliated or inside director serving on an audit committee.
Board Responsiveness at Multi-Class Companies
At controlled companies and companies that have multi-class share structures with unequal voting rights, the level of approval or disapproval attributed to unaffiliated shareholders will be carefully examined when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, the Benchmark Policy analysis will generally include an examination of the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, boards should engage with shareholders and demonstrate some initial level of responsiveness; and when a majority or more of unaffiliated shareholders vote contrary to management, boards should engage with unaffiliated shareholders and provide a more robust response to fully address shareholder concerns.
Significant Shareholders
Where an individual or entity holds between 20-50% of a company’s voting power, the Benchmark Policy allows for proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.
Governance Following an IPO, Spin-Off, or Direct Listing
Companies that have recently completed an initial public offering (IPO), spin-off, or direct listing should generally be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. The Benchmark Policy typically refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.
However, some cases warrant shareholder action against the board of a company that has completed an IPO, spin-off, or direct listing within the past year. When evaluating companies that have recently gone public, the analysis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. Many investors view board approval of highly restrictive governing documents as a problematic governance practice and believe that such boards have demonstrated that they may subvert shareholder interests following the IPO. In the evaluation of the governing documents, the Benchmark Policy will consider:
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The adoption of anti-takeover provisions, such as a poison pill or classified board.
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Supermajority vote requirements to amend governing documents.
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The presence of exclusive forum or fee-shifting provisions.
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The presence of mandatory arbitration provisions.
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Whether shareholders can call special meetings or act by written consent.
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The voting standard provided for the election of directors.
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The ability of shareholders to remove directors without cause.
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The presence of evergreen provisions in the company’s equity compensation arrangements.
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The presence of a multi-class share structure that does not afford common shareholders voting power that is aligned with their economic interest.

In cases where it has been determined that the board has approved overly restrictive governing documents, the Benchmark Policy will generally recommend voting against members of the governance committee. If there is no governance committee, or if a portion of such committee members are not standing for election due to a classified board structure, the recommendation may be expanded to additional director nominees, based on who is standing for election.
In cases where, preceding an IPO, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, the Benchmark Policy will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure). In the case of a multi-class share structure, if these provisions are put to a shareholder vote, the analysis will examine the level of approval or disapproval attributed to unaffiliated shareholders when determining the vote outcome.
Adopting an anti-takeover device can unfairly penalize future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulating management for a substantial amount of time.
In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.
Governance Following a Business Combination with a Special Purpose Acquisition Company
The business combination of a private company with a publicly traded special purpose acquisition company (SPAC) facilitates the private entity becoming a publicly traded corporation. Thus, the business combination represents the private company’s de-facto IPO. Some cases may warrant shareholder action against the board of a company that has completed a business combination with a SPAC within the past year.
At meetings where shareholders vote on the business combination of a SPAC with a private company, shareholders are generally voting on a new corporate charter for the post-combination company as a condition for approval of the business combination. In many cases, shareholders are faced with the dilemma of having to approve corporate charters that severely restrict shareholder rights to facilitate the business combination. Therefore, when shareholders are required to approve binding charters as a condition for approval of a business combination with a SPAC, many investors expect that shareholders be provided with advisory votes on material charter amendments as a means to voice their opinions on such restrictive governance provisions.
When evaluating companies that have recently gone public via a business combination with a SPAC, the Benchmark Policy will review the terms of the applicable governing documents to determine whether shareholder rights are being severely restricted indefinitely and whether these restrictive provisions were put forth for a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination.
In cases where, prior to the combined company becoming publicly traded, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, the Benchmark Policy will generally recommend voting against all members of the board who served at the time of the combined company becoming publicly traded if the board: (i) did not also submit these provisions to a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination; (ii) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the company becoming publicly traded; or (iii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure).
As previously stated, the Benchmark Policy takes the view that adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. Accordingly, the same principles outlined in the above section regarding the adoption of anti-takeover devices also apply to companies who have recently completed a business combination.

Dual-Listed or Foreign-Incorporated Companies
For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., the Benchmark Policy applies the governance standard most relevant in each situation.(39) The Benchmark Policy will consider a number of factors in determining which country-specific governance standard to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.
OTC-listed Companies
Companies trading on the OTC Bulletin Board are not considered “listed companies” under SEC rules and therefore not subject to the same governance standards as listed companies. Nonetheless, more stringent corporate governance standards should be applied to these companies given that their shares are still publicly traded.
When reviewing OTC companies, the analysis will review the available disclosure relating to the shareholder meeting to determine whether shareholders are able to evaluate several key pieces of information, including: (i) the composition of the board’s key committees, if any; (ii) the level of share ownership of company insiders or directors; (iii) the board meeting attendance record of directors; (iv) executive and non-employee director compensation; (v) related-party transactions conducted during the past year; and (vi) the board’s leadership structure and determinations regarding director independence.
The Benchmark Policy raises particular concern when company disclosure lacks any information regarding the board’s key committees. Committees of the board are an essential tool for clarifying how the responsibilities of the board are being delegated, and specifically for indicating which directors are accountable for ensuring: (i) the independence and quality of directors, and the transparency and integrity of the nominating process; (ii) compensation programs that are fair and appropriate; (iii) proper oversight of the company’s accounting, financial reporting, and internal and external audits; and (iv) general adherence to principles of good corporate governance.
In cases where shareholders are unable to identify which board members are responsible for ensuring oversight of the above-mentioned responsibilities, the Benchmark Policy may consider recommending against certain members of the board. It is the responsibility of the corporate governance committee to provide thorough disclosure of the board’s governance practices. In the absence of such a committee, it is appropriate to hold the board’s chair or, if such individual is an executive of the company, the longest-serving non-executive board member accountable.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s advisor are on the board and management takes on a different role from that of regular public companies. Thus, the Benchmark Policy focuses on a short list of requirements, although many of the Benchmark Policy guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
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Size of the board of directors — The board should be made up of between five and twenty directors.
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The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment advisor should serve on the board.
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Independence of the audit committee — The audit committee should consist solely of independent directors.
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Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:

(39)
Where a company is not included in a relevant stock index (i.e. S&P 500, Russell 1000, or Russell 3000) due to its status as a dual-listed or foreign-incorporated company and has comparable market capitalization as companies included in the relevant index, the Benchmark Policy will generally apply the policies that relate to companies included in the relevant index.

•
Independence of the board — Market best practice indicates that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent. However, in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%, and the following year a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
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When the auditor is not up for ratification — The Benchmark Policy does not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor of an investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.
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Non-independent chair — The Benchmark Policy generally prefers that the roles of a mutual fund’s chair and CEO should be separate. Accordingly, it recommends voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director.
•
Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (ICI) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, the Benchmark Policy does not maintain a cap on the number of outside mutual fund boards that a director can serve on.
Declassified Boards
Investors broadly view the repeal of staggered boards and the annual election of directors favorably. Generally, staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
Some research has indicated that shareholders are worse off when a staggered board blocks a transaction, and that, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.(40) Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about, and not merely reflect, this reduction in market value.”(41) A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”(42)
Shareholders have increasingly come to agree with this view. In 2025, 89% of S&P 500 companies had declassified boards, up from 68% in 2009.(43) Management proposals to declassify boards are typically approved with near unanimity and shareholder proposals on the topic often receive strong shareholder support; in 2025, shareholder proposals requesting that companies declassify their boards received average support of 77.9% (excluding abstentions and broker non-votes).(44) Further, in the first half of 2025, over half of all those companies targeted by shareholder proposals requesting that all directors stand for election annually did not recommend that shareholders oppose the resolution, a departure from the more typical management recommendation to vote against shareholder proposals.
Given that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value, and the established shareholder opposition to such a structure, the Benchmark Policy supports the declassification of boards and the annual election of directors.

(40)
Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).

Board Composition and Refreshment
Many investors support routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. The Benchmark Policy is of the view that the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.
A director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, in rare circumstances, a lack of refreshment can contribute to inadequate board responsiveness to poor company performance.
The Benchmark Policy will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new directors have joined the board in the past five years. While the analysis will highlight this as a potential area of concern, the Benchmark Policy will not make recommendations strictly on this basis, unless other governance or board performance concerns are identified.
On occasion, age or term limits can be used to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits to force change in such circumstances.
While age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Accordingly, many shareholders favor monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should not waive such limits. In cases where the board waives its term/age limits for two or more consecutive years, the Benchmark Policy will generally recommend that shareholders vote against the nominating and/or governance committee chair, unless a compelling rationale is provided for why the board is proposing to waive this rule, such as consummation of a corporate transaction.
Board Diversity
The Benchmark Policy’s approach to providing proxy voting guidance considering diversity factors at U.S. companies and its display in Proxy Papers was modified in March 2025. For more information, please see the 2025 Supplemental Statement on Diversity Considerations at US Companies.
Many investors consider it important to ensure that the board is composed of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. Accordingly, the Benchmark Policy closely reviews the board’s composition for representation of diverse director candidates. For further information on board diversity, please see In-Depth Report: Board Gender Diversity.
Board Gender Diversity
The nominating and governance committee is responsible for ensuring sufficient board diversity, or for publicly communicating its rationale or a plan for increasing diversity. As such, the Benchmark Policy will generally recommend voting against the chair of the nominating committee of a board that is not at least 30% gender diverse, or all members of the nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside the Russell 3000 index, the Benchmark Policy requires a minimum of one gender diverse director.

(41)
Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
(42)
Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
(43)
Spencer Stuart Board Index, 2025, p. 46.
(44)
Brad Goldberg, Michael Mencher, and Vince Flynn, “Proxy Season Highlights: Shareholder and Management Proposals.” Cooley LLP, July 22, 2025.

When making these voting recommendations, a company’s disclosure of its diversity considerations will be carefully reviewed and the Benchmark Policy may refrain from recommending that shareholders vote against directors when boards have provided sufficient rationale for the lack of diversity or a plan to address the lack of diversity, including a timeline of when the board intends to appoint additional gender diverse directors (generally by the next annual meeting or as soon as reasonably practicable).
The gender diversity recommendations may be extended to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile.
Board Underrepresented Community Diversity
The Benchmark Policy will generally recommend against the chair of the nominating committee of a board with fewer than one director from an underrepresented community at companies within the Russell 1000 index.
The Benchmark Policy defines “underrepresented community director” as an individual who self-identifies as Black, African American, North African, Middle Eastern, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaskan Native, or who self-identifies as a member of the LGBTQIA+ community. For the purposes of this evaluation, the analysis will rely solely on self-identified demographic information as disclosed in company proxy statements.
When making these voting recommendations, a company’s disclosure of its diversity considerations will be carefully reviewed and the Benchmark Policy may refrain from recommending that shareholders vote against directors when boards have provided a sufficient rationale or plan to address the lack of diversity on the board, including a timeline to appoint additional directors from an underrepresented community (generally by the next annual meeting or as soon as reasonably practicable).
These recommendations may be extended to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board structure, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile.
State Laws on Diversity
Several states have begun to encourage board diversity through legislation. Some state laws have imposed mandatory board composition requirements, while other states have enacted legislation that encourages companies to diversify their boards, but does not mandate board composition requirements. Furthermore, several states have enacted or considered enacting certain disclosure or reporting requirements in filings made with each respective state annually.
The Benchmark Policy will recommend in accordance with mandatory board composition requirements set forth in applicable state laws when they come into effect. It will generally refrain from recommending shareholder opposition to directors on this basis when applicable state laws do not mandate board composition requirements, are non-binding, or solely impose disclosure or reporting requirements.
Disclosure of Director Diversity and Skills
Company disclosure is critical to allow shareholders to measure the mix of diverse attributes and skills of directors. Accordingly, at companies in the Russell 1000 index, the Benchmark Policy analysis includes a review of how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii) whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (aka “Rooney Rule”); and (iv) board skills disclosure. Such ratings will help inform the assessment of a company’s overall governance and may be a contributing factor in voting recommendations when additional board-related concerns have been identified.
At companies in the Russell 1000 index that have not provided any disclosure in any of the above categories, the Benchmark Policy will generally recommend voting against the chair of the nominating and/or governance committee. Further, when companies in the Russell 1000 index have not provided any disclosure of individual or aggregate racial/ethnic minority board demographic information, the Benchmark Policy will generally recommend voting against the chair of the nominating and/or governance committee.

Proxy Access
In lieu of running their own contested election, proxy access not only allows certain shareholders to nominate directors to company boards but also ensures that the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Market best practice generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have the ability to nominate candidates to the board.
Companies generally seek shareholder approval to amend their bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. The Benchmark Policy considers several factors when evaluating whether to support proposals for companies to adopt proxy access, including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.
For a discussion of Benchmark Policy approach to shareholder proposals regarding proxy access, refer to Glass Lewis’ Benchmark Policy Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com.
Majority Vote for Election of Directors
To promote a basic level of director accountability, investors broadly agree that companies should require that directors must receive a majority of votes cast to be elected. Unlike a plurality vote standard, a majority voting standard allows shareholders to collectively vote to reject a director they believe will not pursue and protect their best interests, which many investors view as leading to more attentive directors. For a detailed overview of voting standards for director elections in the U.S., please refer to the Market Overview – U.S. Election of Directors Voting Standards.
Majority Voting Standards
In line with CII’s Policies on Corporate Governance and ICGN’s Global Governance Principles and in accordance with broad investor sentiment, directors should generally be elected by a majority of votes cast in uncontested elections. Further, many investors expect that directors who fail to receive the support of a majority of votes cast in an uncontested election step down from the board as soon as practicable and not be reappointed.
Majority voting standards have been adopted by most large cap and S&P 500 companies. Under a majority voting standard, uncontested nominees are elected to the board when they receive a higher number of votes cast “for” than the number of votes cast “against”.
Most, though not all, majority voting policies contain resignation clauses, whereby nominees who fail to receive a majority of shareholder votes must submit their conditional resignation to the board. The board may opt to either accept or reject the nominee's resignation, which gives the board final authority over whether to accept the outcome of the shareholders' vote.
However, majority voting alongside a resignation policy may be viewed by investors as insufficient, because requiring a director to resign is not the same as requiring a majority vote to elect a director. As such, this modified approach does not allow shareholders to have a definitive voice in the election process. As of 2025, 88% of the S&P 500 Index has implemented a resignation policy for directors failing to receive majority shareholder support, compared to 65% in 2009.(45)
Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. The Benchmark Policy will, therefore, generally support proposals calling for the election of directors by a majority vote, except in cases of contested director elections. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.
Plurality Voting Standards
Plurality voting remains the default voting standard for uncontested elections of directors at most mid- and small-cap companies. Under a plurality voting standard, director nominees receiving the most “for” votes are elected to office until all available board seats are filled, regardless of whether those nominees receive a majority of votes cast in favor of their election

(45)
Spencer Stuart Board Index, 2025, p. 46.

(i.e., more than 50% of the total votes). As a result, in an uncontested election, where the number of director nominees is equal to the number of available board seats, it is possible for a nominee to secure their election by receiving a single “for” vote.
Generally, in a plurality election shareholders who wish to oppose a nominee can only “withhold” their vote, rather than vote “against”. While withholding a vote provides shareholders with a symbolic means of communicating their disapproval of a candidate, it has no legal effect on the outcome of the election and is thus equivalent to an abstention. Though it is rare, this means that in some cases directors receiving a greater number of “withhold” votes than “for” votes can be elected to office.
Conflicting and Excluded Proposals
SEC Rule 14a-8(i)(9) allows companies to exclude shareholder proposals “if the proposal directly conflicts with one of the company’s own proposals to be submitted to shareholders at the same meeting.” On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (SLB 14H) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increased the burden on companies to prove to SEC staff that a conflict exists; therefore, many companies still chose to place management proposals alongside similar shareholder proposals in many cases.
During the 2018 proxy season, a new trend in the SEC’s interpretation of this rule emerged. Upon submission of shareholder proposals requesting that companies adopt a lower special meeting threshold, several companies petitioned the SEC for no-action relief under the premise that the shareholder proposals conflicted with management’s own special meeting proposals, even though the management proposals set a higher threshold than those requested by the proponent. No-action relief was granted to these companies; however, the SEC stipulated that the companies must state in the rationale for the management proposals that a vote in favor of management’s proposal was tantamount to a vote against the adoption of a lower special meeting threshold. In certain instances, shareholder proposals to lower an existing special meeting right threshold were excluded on the basis that they conflicted with management proposals seeking to ratify the existing special meeting rights. The exclusion of these shareholder proposals can be problematic as, in these instances, shareholders are not offered any enhanced shareholder right, nor would the approval (or rejection) of the ratification proposal initiate any type of meaningful change to shareholders’ rights.
In instances where companies have excluded shareholder proposals, such as those instances where special meeting shareholder proposals are excluded as a result of “conflicting” management proposals, the Benchmark Policy will take a case-by-case approach, taking into account the following issues:
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The threshold proposed by the shareholder resolution;
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The threshold proposed or established by management and the attendant rationale for the threshold;
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Whether management’s proposal is seeking to ratify an existing special meeting right or adopt a bylaw that would establish a special meeting right; and
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The company’s overall governance profile, including its overall responsiveness to and engagement with shareholders.
The Benchmark Policy generally favors a 10-15% special meeting right. Accordingly, it will generally recommend voting for management or shareholder proposals that fall within this range. When faced with conflicting proposals, the Benchmark Policy will generally recommend in favor of the lower special meeting right and will recommend voting against the proposal with the higher threshold.
However, in instances where there are conflicting management and shareholder proposals and a company has not established a special meeting right, the Benchmark Policy may recommend that shareholders vote in favor of the shareholder proposal and that they abstain from a management-proposed bylaw amendment seeking to establish a special meeting right. An abstention can ensure that shareholders are sending a clear signal regarding their preference for the appropriate threshold for a special meeting right, while not directly opposing the establishment of such a right.
In cases where the company excludes a shareholder proposal seeking a reduced special meeting right by means of ratifying a management proposal that is materially different from the shareholder proposal, the Benchmark Policy will generally recommend voting against the chair or members of the governance committee.
In other instances of conflicting management and shareholder proposals, the Benchmark Policy will consider the following:
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The nature of the underlying issue;

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The benefit to shareholders of implementing the proposal;
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The materiality of the differences between the terms of the shareholder proposal and management proposal;
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The context of a company’s shareholder base, corporate structure and other relevant circumstances; and
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A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.
In recent years, the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals have been dynamic. As of Fall 2025, these changes have accelerated as the SEC has announced a series of current and planned measures that may significantly change the number and type of shareholder proposals that come to a vote at U.S. companies.
While the impact of these changes and how investors respond to them is uncertain at this time, the Benchmark Policy will generally approach these matters with the basic premise that shareholders should be afforded the opportunity to vote on matters of material importance. To be sure, the Benchmark Policy respects the limitations placed on shareholder proponents, as certain shareholder proposals can unduly burden companies or cross the line between the purview of shareholders and that of the board. It also recognizes that not all shareholder proposals serve the long-term interests of shareholders.
Nonetheless, the Benchmark Policy views the basic right of shareholders to file proposals as critical to the proper functioning of our system of corporate governance and in the best economic interest of all shareholders. A number of important corporate governance reforms, such as declassified boards and majority voting, would not have been achieved without shareholders' willingness and ability to submit proposals, for which they bear the costs and only realize a portion of the benefits. Empirical evidence has shown that even withdrawn shareholder proposals, such as those on executive compensation, can encourage beneficial corporate practices, thereby benefiting all shareholders.(46)
The SEC’s ongoing changes and their ramifications will be closely monitored as the 2026 proxy season in the United States approaches. The Benchmark Policy may be updated prior to or during the 2026 proxy season should its approach to these matters change or regulatory developments warrant such an update.
Transparency and Integrity in Financial Reporting
Auditor Ratification
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and those of the shareholders they serve. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”(47)

(46)
Colleen Honigsberg, Robert Jackson. “Exxon’s Suit Against its Own Shareholders Threatens Valuable Bargaining.” Promarket. July 16, 2024.

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Auditor rotation can ensure both the independence of the auditor and the integrity of the audit. Accordingly, the Benchmark Policy will typically recommend that shareholders support proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.
On June 1, 2017, the PCAOB adopted new standards to enhance auditor reports by providing additional important information to investors. For companies with fiscal year end dates on or after December 15, 2017, reports were required to include the year in which the auditor began serving consecutively as the company’s auditor. For large accelerated filers with fiscal year ends of June 30, 2019 or later, and for all other companies with fiscal year ends of December 15, 2020 or later, communication of critical audit matters (CAMs) are also required. CAMs are matters that have been communicated to the audit committee, are related to accounts or disclosures that are material to the financial statements, and involve especially challenging, subjective, or complex auditor judgment.
The additional reporting requirements are beneficial for investors as they can provide investors with information that is critical to making an informed judgment about an auditor’s independence and performance. Furthermore, the additional requirements are an important step toward enhancing the relevance and usefulness of auditor reports, which too often are seen as boilerplate compliance documents that lack the relevant details to provide meaningful insight into a particular audit.
Voting Recommendations on Auditor Ratification
The Benchmark Policy will generally recommend support for a company’s choice of auditor, except when there are credible indications that the auditor’s independence or audit integrity may have been compromised. Where a board has not allowed shareholders to review and ratify an auditor, the Benchmark Policy will typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, the Benchmark Policy will typically recommend voting against the entire audit committee.
Reasons why the Benchmark Policy may not recommend ratification of an auditor include:
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When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
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Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.(48)
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When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
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When audit fees are excessively low, especially when compared with other companies in the same industry.
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When the company has aggressive accounting policies.
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When the company has poor disclosure or lack of transparency in its financial statements.
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Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.
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Presence of other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
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In determining whether shareholders would benefit from rotating the company’s auditor, where relevant, the Benchmark Policy will consider factors that may call into question an auditor’s effectiveness, including auditor tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies. When considering ongoing litigation and significant controversies, the Benchmark Policy is mindful that such matters may involve unadjudicated allegations and does not assume the truth of such allegations or that the law has been violated. Instead, the Benchmark Policy focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such lawsuits or other significant controversies reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.

(47)
“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.
(48)
An auditor does not audit interim financial statements. Thus, the Benchmark Policy generally will not oppose auditor ratification due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

Pension Accounting Issues
A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the context of executive-compensation and the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
In accordance with prevailing market practice, pension credits should generally not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income, as projected income from pensions does not truly reflect a company’s performance.
The Link Between Compensation and Performance
The compensation awarded to senior executives is an important area in which the board’s priorities are revealed. Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Market best practice indicates that the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.
Comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. The disclosure of performance metrics and goals is an important component in assessing executive compensation. Performance metrics must vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
It is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. Shareholders likely do not need nor would they benefit from detailed reports about individual management employees other than the most senior executives.
Advisory Vote on Executive Compensation
(Say-on-Pay)
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).
This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-U.S. countries and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.
Given the complexity of most companies’ compensation programs, the Benchmark Policy applies a highly nuanced approach when analyzing advisory votes on executive compensation. Each company’s compensation is reviewed on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.
Companies should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.
Where specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, the Benchmark Policy will typically recommend that shareholders support the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, additional scrutiny is applied and the Benchmark Policy may recommend a vote against the say-on-pay proposal.

Say-on-pay proposals are reviewed on both a qualitative and quantitative basis, with a focus on several main areas:
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The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;
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The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;
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The quality and content of the company’s disclosure;
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The quantum paid to executives; and
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The link between compensation and performance as indicated by the company’s current and past pay-for-performance scores.
Significant changes or modifications are reviewed, including post fiscal year-end changes and one-time awards, particularly where the changes touch upon issues that are material to the alignment between pay and shareholder interests. Additionally, while generally rare in the U.S. market, beneficial features such as, but not limited to, post-vesting and/or post-retirement holding requirements may be viewed positively in the holistic analysis.
Say-on-Pay Voting Recommendations
There are many elements that may drive voting recommendations. Informed by market best practices and widespread investor sentiment, the following factors have been identified as particularly important in Benchmark Policy voting recommendations:
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Evidence of a pattern of poor pay-for-performance practices (e.g., deficient or failing pay-for-performance scores or a misalignment between incentive payouts and the shareholder experience),
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Unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.),
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Questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or
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Other egregious compensation practices.
The analysis of executive compensation programs is approached on a case-by-case basis. All factors related to named executive officer compensation are reviewed, including quantitative analyses, structural features, the presence of effective best practice policies, disclosure quality and trajectory-related factors. Except for particularly egregious pay decisions and practices, no one factor would ordinarily lead to an unfavorable recommendation under the Benchmark Policy without a review of the company’s rationale and/or the influence of such decisions or practices on other aspects of the pay program, most notably the company’s ability to align executive pay with performance and the shareholder experience.
Although not an exhaustive list, the following factors are generally viewed negatively under the Benchmark Policy:
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Inappropriate or outsized self-selected peer groups and/or benchmarking issues such as compensation targets set well above the median without adequate justification;
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Egregious or excessive bonuses, equity awards, perquisites or severance payments, including golden handshakes and golden parachutes;
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Insufficient response to low shareholder support on prior say-on-pay and/or other related compensation proposals;
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Problematic contractual payments, such as guaranteed bonuses;
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Adjustments to performance results that lead to problematic pay outcomes;
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Insufficiently challenging performance targets and/or high potential payout opportunities;
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Performance targets that are lowered without justification;
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Discretionary bonuses paid when short- or long-term incentive plan targets were not met;
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High executive pay relative to peers that is not justified by outstanding company performance; and
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Inappropriate terms for the long-term incentive plans (please see “Long-Term Incentives” for more information).

The aforementioned issues influence the assessment of the structure of a company’s compensation program. Structure is evaluated on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a compensation program with little to no concerns and market-leading practices, a “Fair” rating represents a compensation program with some concerns but general adherence to best practices and a “Poor” rating represents a compensation program that deviates significantly from best practice or contains one or more egregious compensation practices. However, it should be noted that this rating is independent of any qualitative assessment used in Glass Lewis’s proprietary pay-for-performance model.
It is important for companies to provide investors with clear and complete disclosure of all the significant terms of compensation arrangements. Similar to structure, disclosure is evaluated on a “Good, Fair, Poor” rating scale. A “Good” rating represents a thorough discussion of all elements of compensation with rationale. A “Fair” rating represents an adequate discussion of all or most elements of compensation with rationale. A “Poor” rating represents an incomplete or absent discussion of compensation. In instances where a company has simply failed to provide sufficient disclosure of its policies, the Benchmark Policy may recommend that shareholders oppose this proposal solely on this basis, regardless of the appropriateness of compensation levels. Regulatory disclosure rules such as smaller reporting company disclosure standards may condone the omission of key executive compensation information. However, companies should provide sufficient information in the proxy statement to enable shareholders to vote in an informed manner.
In general, most companies will fall within the “Fair” range for both structure and disclosure, and the “Good” and “Poor” ratings to highlight outliers.
Where egregious compensation practices are identified, shareholder opposition to the compensation committee may be recommended under the Benchmark Policy based on the practices or actions of its members during the year. Such practices may include approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices. (Refer to the section on “Compensation Committee Performance” for more information.)
Company Responsiveness
When companies receive a significant level of shareholder opposition to a say-on-pay proposal, defined as when more than 20% of votes on the proposal are cast as “against” and/or “abstain”, it is considered best practice for the board to demonstrate a commensurate level of engagement and responsiveness to the concerns behind the disapproval, with a particular focus on responding to shareholder feedback. When assessing the level of opposition to say-on-pay proposals, the level of opposition among disinterested shareholders as an independent group may also be examined. While sweeping changes may not be made to a compensation program without due consideration, the Benchmark Policy is of the view that the compensation committee should demonstrate its responsiveness to significant opposition in its proxy statement. Although a majority of shareholders may still have voted in favor of the proposal, the average approval rate for say-on-pay proposals is typically above 90%, and support levels substantially below this level are outside of the norm. In general, market expectations regarding the minimum appropriate levels of responsiveness will correspond to the level of shareholder opposition, as expressed both through the magnitude of opposition in a single year, and whether shareholder disapproval continues over a sustained period.
Appropriate responses to significant opposition to compensation plans include engagement with shareholders, especially those that dissented to the proposal, to identify their concerns where possible, and, where reasonable, implementing changes and/or making commitments that directly address those concerns within the company’s compensation program. In cases where particularly egregious pay decisions caused a say-on-pay proposal to fail, any changes made that directly address structural concerns about the pay decision are considered. In the absence of any evidence in the disclosure that the board is actively engaging shareholders on these issues and responding accordingly, the Benchmark Policy may hold compensation committee members accountable for failing to adequately respond to shareholder opposition. Regarding such recommendations, careful consideration will be given to the level of shareholder opposition, the severity of the issue, and the company’s historical compensation practices.
Pay for Performance
An integral part of a well-structured compensation package is a successful link between pay and performance. The Glass Lewis proprietary pay-for-performance model, which serves as the primary quantitative analysis, was developed to better evaluate the link between pay and performance. Generally, compensation and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context for clients to determine how well companies link executive compensation to relative performance. The methodology takes a scorecard-based approach in evaluating pay-and-performance alignment. Final alignment scores are determined by the weighted sum of up to six tests, each with their own severity rating. Overall scores and ratings range as follows:
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Severe Concern: 0 to 20 points
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High Concern: 21 to 40 points
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Medium Concern: 41 to 60 points
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Low Concern: 61 to 80 points
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Negligible Concern: 81 to 100 points
The individual tests are as follows:
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Granted CEO Pay vs. TSR
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Granted CEO Pay vs. Financial Performance
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CEO STI Payouts vs. TSR
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Total Granted NEO Pay vs. Financial Performance
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CEO Compensation-Actually-Paid (“CAP”) vs TSR
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Qualitative Factors (Downward Modifier)
Separately, a specific comparison between the company’s executive pay levels and its peers’ executive pay levels may be discussed in the analysis for additional insight into the score. Likewise, a specific comparison between the company’s performance and its peers’ performance may be reflected in the analysis for further context.
Companies that demonstrate a weaker link (an overall rating of “Severe Concern” or “High Concern”) are more likely to receive a negative recommendation under the Benchmark Policy; however, other qualitative factors are considered in developing recommendations, as each company is reviewed on a case-by-case basis. These additional factors include, but are not limited to: (i) the overall incentive structure; (ii) the trajectory of the program and any disclosed future changes; (iii) the operational, economic and business context for the year in review; (iv) the relevance of selected performance metrics; and (v) reasonable long-term payout levels. These factors may provide sufficient rationale for the Benchmark Policy to recommend in favor of a proposal even if there is an identified disconnect between pay and performance.
In determining the peer groups used in Glass Lewis’s pay-for-performance scores, a proprietary methodology is utilized that considers both market and industry peers, along with each company’s self-disclosed peers and peers of those company-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. Since the peer group is based on an independent, proprietary technique, it will often differ from the one used by the company which, in turn, could affect the resulting analyses. While Glass Lewis’s independent, rigorous methodology provides a valuable perspective on the company’s compensation program, the company’s self-selected peer group may also be presented in the Proxy Paper for comparative purposes and for supplemental analyses.
Short-Term Incentives
A short-term bonus or incentive (STI) should be demonstrably tied to performance. Whenever possible, a mix of corporate and individual performance measures is appropriate. Based on prevailing market practice, it is generally expected that performance measures for STI plans are based on company-wide or divisional financial measures as well as non-financial, qualitative or non-formulaic factors, such as those related to safety, environmental issues, and customer satisfaction, when such metrics are material to the company’s overall health. While companies operating in different sectors or markets may seek to utilize a wide range of metrics, these measures should be appropriately tied to a company’s business drivers.
The Benchmark Policy also looks for the disclosure of the threshold, target and maximum performance goals and corresponding payout levels that can be achieved under STI plans and expects stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders, as should any decrease in target and maximum performance goals from the previous year.

Disclosure of some measures or performance targets may include commercially confidential information. Therefore, in some cases, it may be reasonable to exclude such information, as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies are generally expected to disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.
Where management has received significant short-term incentive payments but overall performance and/or the shareholder experience over the measurement year prima facie appears to be poor or negative, the Benchmark Policy looks to companies to provide a clear explanation of why these significant short-term payments were made. Also, it is generally expected that any significant changes to the program structure should be accompanied by rationalizing disclosure. Further, where a company has applied upward discretion, which includes lowering goals mid-year, increasing calculated payouts or retroactively pro-rating performance periods, a robust discussion of why the decision was necessary is warranted.
Adjustments to GAAP figures may be considered in assessing the effectiveness of the incentive at tying executive pay with performance. Where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statements should be provided. Moreover, in circumstances where significant adjustments were applied to performance results, thorough, detailed discussion of adjustments akin to a GAAP-to-non-GAAP reconciliation and their impact on payouts within the proxy statement could be warranted. The absence of such enhanced disclosure for significant adjustments will impact the assessment of the quality of disclosure and, in turn, may play a role in the Benchmark Policy’s recommendation on a company’s the advisory vote on executive compensation.
The Benchmark Policy recognizes the importance of the compensation committee’s prudent and responsible exercise of discretion over incentive pay outcomes to account for significant, material events that would otherwise be excluded from performance results of selected metrics of incentive programs. For instance, litigation settlement charges are typically removed from non-GAAP results before the determination of formulaic incentive payouts, or health and safety failures may not be reflected in performance results where companies do not expressly include health and safety metrics in incentive plans. Such events may nevertheless be consequential to corporate performance results, impact the shareholder experience, and, in some cases, present financially material risks. Conversely, certain events may adversely impact formulaic payout results despite being outside executives' control. The Benchmark Policy looks to companies to provide thorough discussion of how such events were considered in the committee’s decisions to exercise discretion over incentive payouts.
The use of a non-formulaic plan, alone, does not generally result in a recommendation against a pay program under the Benchmark Policy. If a company has chosen to rely primarily on a subjective assessment or the board’s discretion in determining short-term bonuses, a meaningful discussion of the board’s rationale in determining the bonuses paid as well as a rationale for the use of a non-formulaic mechanism is reviewed within the proxy statement. Particularly where the aforementioned disclosures are substantial and satisfactory, such a structure will not provoke serious concern in the analysis on its own. However, in conjunction with other significant issues in a program’s design or operation, such as a disconnect between pay and performance, the absence of a cap on payouts, or a lack of performance-based long-term awards, the use of a non-formulaic bonus may contribute to a negative recommendation under the Benchmark Policy.
Long-Term Incentives
Equity-based incentive programs, which are often the primary long-term incentive (LTI) for executives, are generally the most significant portion of the overall compensation program. When used appropriately, these programs can provide a vehicle for linking an executive’s pay to company performance, thereby aligning an executive’s interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.
There are certain elements that are common to most well-structured LTI plans. These include:
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No re-testing or lowering of performance conditions;
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Performance metrics that cannot be easily manipulated by management;
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Two or more performance metrics;
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At least one relative performance metric that compares the company’s performance to a relevant peer group or index;
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Vesting and/or performance periods of at least three years;
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Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking;

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Reasonable individual award limits;
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Equity granting practices that are clearly disclosed and
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Additional post-vesting holding periods to encourage long-term executive share ownership.
In evaluating long-term incentive grants, prevailing market practice generally indicates that at least half of the grant should consist of performance-based awards, putting a material portion of executive compensation at-risk and that the award should be demonstrably linked to the performance of the company. While LTI program structures that do not meet this criterion are noted, such concerns are unlikely to result in negative recommendations under the Benchmark Policy in the absence of other significant issues with program design or operation. Changes to program structure which result in significant reductions or elimination of performance-based vesting conditions will be assessed on a case-by-case basis. Given the resultant reduction in rigor, if changes are not paired with meaningful revisions to other aspects of the program, such as pay quantum and vesting periods, and/or lack a cogent rationale, they are likely to be viewed negatively by many investors.
As with the short-term incentive, many investors recognize the importance of the compensation committee’s judicious and responsible exercise of discretion over incentive pay outcomes to account for significant events that would otherwise be excluded from performance results of selected metrics of incentive programs. Companies should provide thorough discussion of how such events were considered in the committee’s decisions to exercise discretion or refrain from applying discretion over incentive pay outcomes. Furthermore, considerations related to the use of non-GAAP metrics under the STI plan similarly apply to the long-term incentive program.
Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, to the key value drivers of the company’s business. As with the short-term incentive plans, the basis for any adjustments to metrics or results should be clearly explained, as should the company’s judgment on the use of discretion and any significant changes to the performance program structure.
While the Benchmark Policy recognizes the inherent complexity of certain performance metrics, measuring a company’s performance with multiple metrics can provide a more complete picture of the company’s performance than a single metric. Further, reliance on just one metric may focus too much management attention on a single target and is, therefore, more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed, as should the rationale for the selection of a specific index or peer group. Internal performance benchmarks should also be disclosed, unless a reasonable case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.
When evaluating potential changes to LTI plans and determining the impact of additional stock awards, the Benchmark Policy will evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance. Within this context, the pay-for-performance analyses for the company (see above for more information) and specifically the proportion of total compensation that is stock-based is also reviewed.
Grants of Front-Loaded Awards
Many U.S. companies have chosen to provide large grants, usually in the form of equity awards, that are intended to serve as compensation for multiple years. This practice, often called front-loading, is taken up either in the regular course of business or as a response to specific business conditions and with a predetermined objective. The so-called “mega-grant” (an outsized award to one individual sometimes valued at over $100 million) is sometimes, but not always, provided as a front-loaded award. The Benchmark Policy is generally wary of this granting approach, and, accordingly, may weigh these grants with particular scrutiny.
While the use of front-loaded awards is intended to lock-in executive service and incentives, the same rigidity also raises the risk of effectively tying the hands of the compensation committee. As compared with a more responsive annual granting schedule program, front-loaded awards may preclude improvements or changes that reflect evolving business strategies or to respond to other unforeseen factors. Additionally, if structured poorly, early vesting of such awards may reduce or eliminate the retentive power at great cost to shareholders. The considerable emphasis on a single grant can place intense pressure on every facet of its design, amplifying any potential perverse incentives and creating greater room for unintended consequences. In particular, provisions around changes of control or separations of service must ensure that executives do not receive excessive payouts that do not reflect shareholder experience or company performance.

A company’s rationale for granting awards under this structure is considered in the analysis, and market expectations are such that any front-loaded awards also include a firm commitment not to grant additional awards for a defined period, as is commonly associated with this practice. Even when such a commitment is provided, unexpected circumstances may lead the board to make additional payments or awards for retention purposes, or to incentivize management towards more realistic goals or a revised strategy. Many investors take a negative view if a company breaks its commitment not to grant further awards, particularly if a convincing rationale is not provided. The multi-year nature of these awards generally lends itself to significantly higher compensation figures in the year of grant than might otherwise be expected. In the qualitative analysis of the grants of front-loaded awards to executives, the Benchmark Policy will consider the quantum of the award on an annualized basis and it may be compared to prior practice and peer data, among other benchmarks. Additionally, for awards that are granted in the form of equity, the total potential dilutive effect of such award on shareholders is considered.
In situations where the front-loaded award was meant to cover a certain portion of the regular long-term incentive grant for each year during the covered period, analysis of the value of the remaining portion of the regular long-term incentives granted during the period covered by the award will account for the annualized value of the front-loaded portion. Further, the general expectation is that no supplemental grant is awarded during the vesting period of the front-loaded portion.
Linking Executive Pay to Environmental and Social Criteria
Explicit environmental and/or social (E&S) criteria in executive incentive plans, when used appropriately, can serve to provide both executives and shareholders a clear line of sight into a company’s ESG strategy, ambitions, and targets. The inclusion of E&S metrics in compensation programs should be predicated on each company’s unique circumstances. In order to establish a meaningful link between pay and performance, companies must consider factors including their industry, size, risk profile, maturity, performance, financial condition, and any other relevant internal or external factors.
When a company is introducing E&S criteria into executive incentive plans, it is important that shareholders are provided with sufficient disclosure to allow them to understand how these criteria align with the company’s strategies. Additionally, there may be situations where certain E&S performance criteria are reasonably viewed as prerequisites for executive performance, as opposed to behaviors and conditions that need to be incentivized, such as the use of metrics that award executives for ethical behavior or compliance with policies and regulations. Companies should generally provide shareholders with disclosures that clearly lay out the rationale for selecting specific E&S metrics, the target-setting process, and corresponding payout opportunities. Particularly in the case of qualitative metrics, shareholders should be provided with a clear understanding of the basis on which the criteria will be assessed. Where quantitative targets have been set, shareholders are best served when these are disclosed on an ex-ante basis, or the board should outline why it believes it is unable to do so.
The Benchmark Policy is mindful that not all compensation schemes lend themselves to the inclusion of E&S metrics and is of the view that companies should retain flexibility in not only choosing to incorporate E&S metrics in their compensation plans, but also in the placement of these metrics. For example, some companies may determine that including E&S criteria in the annual bonus may help to incentivize the achievement of short-term milestones and allow for more maneuverability in strategic adjustments to long-term goals. Other companies may determine that their long-term sustainability targets are best achieved by incentivizing executives through metrics included in their long-term incentive plans.
One-Time Awards
Shareholders have shown a general wariness of awards granted outside of the standard incentive schemes, as such awards have the potential to undermine the integrity of a company’s regular incentive plans and/or the link between pay and performance. If the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.
However, the Benchmark Policy reviews grants of supplemental awards on a case-by-case and company-by-company basis to give adequate consideration for unique circumstances. Companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation and a discussion of how the quantum of the award and its structure were determined. Further, such awards should be tied to future service and performance whenever possible.
Additionally, the Benchmark Policy looks to companies making supplemental or one-time awards to describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices are evaluated, as well as the current operating environment.
Contractual Payments and Arrangements
Beyond the quantum of contractual payments, the design of any entitlement is considered. Certain executive employment terms that may help to drive a negative recommendation under the Benchmark Policy, include, but are not limited to:
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Excessively broad change in control triggers;
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Inappropriate severance entitlements;
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Inadequately explained or excessive sign-on arrangements;
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Guaranteed bonuses (especially as a multiyear occurrence); and
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Failure to address any concerning practices in amended employment agreements.
In general, shareholders are wary of terms that are excessively restrictive in favor of the executive, or that could potentially incentivize behaviors that are not in a company’s best interest.
Sign-on Awards and Severance Benefits
There may be certain costs associated with transitions at the executive level. In evaluating the size of severance and sign-on arrangements, the Benchmark Policy considers the executive’s regular target compensation level, or the sums paid to other executives (including the recipient’s predecessor, where applicable).
Sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts were reached. Further, the details of and basis for any “make-whole” payments (paid as compensation for awards forfeited from a previous employer) should be provided.
With respect to severance, companies should abide by predetermined payouts in most circumstances. While in limited circumstances some deviations may not be inappropriate, shareholders should be provided with a meaningful explanation of any additional or increased benefits agreed upon outside of regular arrangements. However, where such predetermined payouts are considered particularly problematic or unfavorable to shareholders, the execution of such payments may result in a negative recommendation under the Benchmark Policy for the advisory vote on executive compensation.
In the U.S. market, most companies maintain severance entitlements based on a multiple of salary and, in many cases, bonus. Prevailing market practice indicates that a multiple of three or less is reasonable, even in the case of a change in control. The basis and total value of severance should be reasonable and should not exceed the upper limit of general market practice. The inclusion of long-term incentives in cash severance calculations is generally considered inappropriate, particularly given the commonality of accelerated vesting of outstanding long-term incentives and the proportional weight of long-term incentives as a component of total pay. However, the Benchmark Policy will account for additional considerations when reviewing atypically structured compensation approaches.
Change in Control
Double-trigger change in control arrangements, which require both a change in control and termination or constructive termination, are widely regarded as best practice. Any arrangement that is not explicitly double-trigger may be considered a single-trigger or modified single-trigger arrangement. Companies that allow for committee discretion over the treatment of unvested awards should commit to providing clear rationale for the committee's ultimate decision as to how such awards will be treated in the event a change in control occurs.
Further, excessively broad definitions of change in control are potentially problematic as they may lead to situations where executives receive additional compensation where no meaningful change in status or duties has occurred.
Excise Tax Gross-ups
Among other entitlements, many investors are strongly opposed to excise tax gross-ups related to IRC § 4999 and their expansion, especially where no consideration is given to the safe harbor limit. The inclusion of excise tax gross-up provisions in new agreements or the addition of such provisions to amended agreements is not acceptable under normal circumstances. In consideration of the fact that minor increases in change-in-control payments can lead to disproportionately large excise taxes, the potential negative impact of tax gross-ups could far outweigh any retentive benefit.
Depending on the circumstances, the addition of new gross-ups around this excise tax may lead the Benchmark Policy to recommend against a company’s say-on-pay proposal, the chair of the compensation committee, or the entire committee, particularly in cases where a company had previously committed not to provide any such entitlements. For situations in which the addition of new excise tax gross ups will be provided in connection with a specific change-in-control transaction, this policy may be applied to the say-on-pay proposal, the golden parachute proposal and recommendations related to the compensation committee for all involved corporate parties, as appropriate.
Amended Employment Agreements
The Benchmark Policy may view any contractual arrangements providing for problematic pay practices that are not addressed in materially amended employment agreements as a missed opportunity on the part of the company to align its policies with current best practices. Such problematic pay practices include, but are not limited to, excessive change in control entitlements, modified single-trigger change in control entitlements, excise tax gross-ups, and multi-year guaranteed awards.
Recoupment Provisions (Clawbacks)
On October 26, 2022, the SEC adopted Rule 10D-1 under the Securities Exchange Act of 1934. The rule mandates national securities exchanges and associations to promulgate new listing standards requiring companies to maintain recoupment policies (“clawback provisions”). The final clawback listing standards were approved by the SEC, effective October 2, 2023 and required listed companies to adopt a compliant policy by December 1, 2023. Clawback provisions play an important role in mitigating excessive risk-taking that may be encouraged by poorly structured variable incentive programs. Current listing standards require recoupment of erroneously awarded payouts to current and former executive officers in the event of an accounting restatement or correction to previous financial statements that is material to the current period, regardless of fault or misconduct.
Excessive risk-taking that can materially and adversely impact shareholders may not necessarily result in such restatements. As such, clawback policies should allow recovery from current and former executive officers in the event of a restatement of financial results or similar revision of performance indicators upon which the awards were based. Additionally, recoupment policies should provide companies with the ability to claw back variable incentive payments (whether time-based or performance-based) when there is evidence of problematic decisions or actions, such as material misconduct, a material reputational failure, material risk management failure, or a material operational failure, the consequences of which have not already been reflected in incentive payments and where recovery is warranted.
In situations where the company ultimately determines not to follow through with recovery, the Benchmark Policy will determine the appropriateness of such determination on a case-by-case basis. In particular, it will carefully evaluate whether the company has provided a thorough, detailed discussion of the company's decision to not pursue recoupment and, if applicable, how the company has otherwise rectified the disconnect between executive pay outcomes and negative impacts of their actions on the company and the shareholder experience. The absence of such enhanced disclosure may impact the assessment of the quality of disclosure and, in turn, may play a role in the overall Benchmark Policy recommendation for the advisory vote on executive compensation. The clawback policy should provide recoupment authority regardless of whether the employment of the executive officer was terminated with or without cause.
Hedging of Stock
The hedging of shares of the companies where executives are employed can sever the alignment of interests of the executive with shareholders. In line with market best practice, companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their share ownership in the company.
Pledging of Stock
Shareholders should examine the facts and circumstances of each company, rather than apply a one-size-fits-all policy regarding employee stock pledging. Shareholders benefit when employees, particularly senior executives, have meaningful financial interest in the success of the company under their management. As such, there can be benefits to measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.
However, depending on a host of factors, the pledging of shares can present a risk that an executive with a significant number of pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. Concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, the issue of pledging shares should be reviewed in that context, as should policies that distinguish between the two groups.
The benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, the Benchmark Policy may consider all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:
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The number of shares pledged;
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The percentage executives’ pledged shares are of outstanding shares;
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The percentage executives’ pledged shares are of each executive’s shares and total assets;
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Whether the pledged shares were purchased by the employee or granted by the company;
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Whether there are different policies for purchased and granted shares;
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Whether the granted shares are time-based or performance-based;
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The overall governance profile of the company;
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The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);
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The nature and cyclicality, if applicable, of the company’s industry;
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The participation and eligibility of executives and employees in pledging;
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The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and
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Disclosure of the extent of any pledging, particularly among senior executives.
Executive Ownership Guidelines
The alignment between shareholder interests and those of executives helps to ensure that executives are acting in the best long-term interests of disinterested shareholders. Companies should facilitate this relationship through the adoption and enforcement of meaningful minimum executive share ownership requirements. They should clearly disclose their executive ownership requirements in their CD & A, as well as how the various types of outstanding equity awards are counted or excluded from the ownership level calculation.
In determining whether executives have met the requirements or not, the inclusion of unearned performance-based full value awards and/or unexercised stock options without cogent rationale may be viewed as problematic. While the inclusion of unearned performance-based equity in the ownership determination renders executive share ownership policies somewhat less effective, performance-based equity compensation still can play an important role in the separate issue of aligning executive pay with performance.
Compensation Consultant Independence
As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. According to the SEC, “no one factor should be viewed as a determinative factor.” This six-factor assessment is an important process for every compensation committee to undertake but companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points, in order to allow shareholders to review the specific aspects of the various consultant relationships.
Compensation consultants are engaged to provide objective, disinterested, and expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Benchmark Policy may note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceed those paid for compensation consulting.
CEO Pay Ratio
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers are required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. The pay ratio is displayed as a data point in Proxy Papers, as available. While the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it is not a determinative factor in the Benchmark Policy’s voting recommendations. However, the underlying data may help shareholders evaluate the rationale for certain executive pay decisions such as increases in fixed pay levels.
Frequency of Say-on-Pay
The Dodd-Frank Act requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes (i.e., every one, two or three years). Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.
The submission of say-on-pay votes to shareholders every year is widely regarded as market best practice. The time and financial burdens to a company regarding an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, the Benchmark Policy will generally recommend that shareholders support annual votes on compensation.
Vote on Golden Parachute Arrangements
The Dodd-Frank Act requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.
The narrative and tabular disclosure of golden parachute arrangements benefits shareholders. The Benchmark Policy analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double). In cases where new problematic features, such as excise tax gross-up obligations or new and excessive single-trigger entitlements, are introduced in a golden parachute proposal, such features may contribute to a negative recommendation under the Benchmark Policy. This does not only apply to the golden parachute proposal under review, but may also apply to the next say-on-pay proposal or the reelection of members of the compensation committee of any involved corporate parties.
Equity-Based Compensation Proposals
Equity compensation awards, when not abused, can be useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Equity-based compensation plans are critical components of a company’s overall compensation program, and the Benchmark Policy assesses such plans accordingly based on both quantitative and qualitative factors.
Quantitative analysis assess the plan’s cost and the company’s pace of granting utilizing a number of different tests, comparing the program with absolute limits that are key to equity value creation and with a carefully chosen peer group. In general, the analysis seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) are weighted and the plan is scored in accordance with that weight.
The program’s expected annual expense is compared with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. The plan’s expected annual cost is also compared to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, relative comparisons with averages are not relied on exclusively because, in addition to creeping averages serving to inflate compensation, some absolute limits are warranted.
Qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions are also considered in the Benchmark Policy evaluation of equity plans. The choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any, are closely reviewed. Significant changes to the terms of a plan should be clearly indicated explained for shareholders. Other factors, such as a company’s size and operating environment, may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, a company’s executive compensation practices in certain situations, may be considered as applicable.
The Benchmark Policy evaluates equity plans based on certain overarching principles:
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Companies should seek more shares only when needed;
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Requested share amounts or share reserves should be conservative in size so that companies must seek shareholder approval every three to four years (or more frequently);
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If a plan is relatively expensive, it should not grant options solely to senior executives and board members;
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Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;
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Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;
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The expected annual cost of the plan should be proportional to the business’s value;
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The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;
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Plans should not permit repricing of stock options without shareholder approval;
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Plans should not contain excessively liberal administrative or payment terms;
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Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;
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Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and
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Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Meanwhile, for individual equity award proposals where the recipient of the proposed grant is also a large shareholder of the company whose vote can materially affect the passage of the proposal, the company should strongly consider the level of approval from disinterested shareholders before proceeding with the proposed grant. Potential conflicts of interests are noted when vote outcomes can be heavily influenced by the recipient of the grant. A required abstention vote or non-vote from the recipient for an equity award proposal in these situations can help to avoid such conflicts and reflects broad investor sentiment. This favorable feature will be weighed alongside the structure, disclosure, dilution, provided rationale, and other provisions related to the individual award to assess the award’s alignment with long-term shareholder interests.
Option Exchanges and Repricing
The Benchmark Policy generally opposes the repricing of employee and director options regardless of how it is accomplished. Employees should have some downside risk in their equity-based compensation program and repricing eliminates any such risk. As shareholders have substantial risk in owning stock, the equity compensation of employees and directors should be similarly situated to align their interests with those of shareholders. This will facilitate appropriate risk- and opportunity-taking for the company by employees.
Option grantees who believe they will be “rescued” from underwater options may be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.
There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In viewing the company’s stock decline as part of a larger trend, it is generally expected that the impact approximately reflects the market or industry price decline in terms of timing and magnitude. In this circumstance, it is fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a scenario, the Benchmark Policy may recommend support for a repricing or option exchange program only if sufficient conditions are met.
The following features are viewed positively when assessing a repricing or exchange proposal:
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Officers and board members are not able to participate in the program; and
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The exchange is value-neutral or value-creative to shareholders using very conservative assumptions.
In evaluating the appropriateness of the program design, the Benchmark Policy considers the inclusion of the following features:
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The vesting requirements on exchanged or repriced options are extended beyond one year;
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Shares reserved for options that are reacquired in an option exchange will permanently retire (i.e., will not be available for future grants) so as to prevent additional shareholder dilution in the future; and
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Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
Option Backdating, Spring-Loading and Bullet-Dodging
Option backdating, and the related practices of spring-loading and bullet-dodging, are generally viewed as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to repricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.
Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. In past studies, over 270 companies were identified which have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly, whereas bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.(49)

Where a company granted backdated options to an executive who is also a director, the Benchmark Policy may recommend voting against that individual, regardless of who decided to make the award. In addition, it may recommend voting against those directors who either approved or allowed backdating. Executives and directors who either benefited from backdated options or authorized the practice have failed to act in the best interests of shareholders.
Given the severe tax and legal liabilities to the company from backdating, the Benchmark Policy will consider recommending shareholders oppose members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist, and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, the Benchmark Policy will consider recommending against members of the compensation committee where there has been a pattern of granting options at or near historic lows. In those instances, the Benchmark Policy will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
Director Compensation Plans
Non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. The Benchmark Policy will consider supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design, equity grants to directors should not be performance-based. Where an equity plan exclusively or primarily covers non-employee directors as participants, the plan should not provide for performance-based awards in any capacity.
When non-employee director equity grants are covered by the same equity plan that applies to a company’s broader employee base, Glass Lewis’ proprietary equity model may be used, alongside analyst review, to guide the Benchmark Policy’s voting recommendations. If such a plan broadly allows for performance-based awards to directors or explicitly provides for such grants, the Benchmark Policy may recommend against the overall plan on this basis, particularly if the company has granted performance-based awards to directors in past.
Employee Stock Purchase Plans
Employee stock purchase plans (ESPPs) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. ESPPs are evaluated by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, the Benchmark Policy will generally support these plans given the regulatory purchase limit of $25,000 per employee per year. The number of shares requested for an ESPP will also be assessed to see if it significantly contributes to overall shareholder dilution or result in shareholders not having a chance to approve the program for an excessive period of time. The Benchmark Policy will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.
Executive Compensation Tax Deductibility — Amendment to IRC 162(M)
The “Tax Cut and Jobs Act” of 2017 had significant implications for Section 162(m) of the Internal Revenue Code, a provision that allowed companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Amendments to equity plans and changes to compensation programs in response to the elimination of tax deductions under 162(m) are generally not problematic. This specifically holds true if such modifications contribute to the maintenance of a sound performance-based compensation program.
As grandfathered contracts may continue to be eligible for tax deductions under the transition rule for Section 162(m), companies may therefore submit incentive plans for shareholder approval to take advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

(49)
Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” (2006).

Best practice for companies is to provide robust disclosure to shareholders so that they can make fully informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. It is also important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
The Benchmark Policy typically recommends voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using Glass Lewis’s proprietary pay-for-performance model) also plays a role in recommendations. Where a company has a record of setting reasonable pay relative to business performance, the Benchmark Policy generally recommends voting in favor of a plan even if the plan caps seem large relative to peers, because there may be value in special pay arrangements for continued
exceptional performance.
Overall, the Benchmark Policy is of the view that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit, since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.
Governance Structure and the Shareholder Franchise
Amendments to the Certificate of Incorporation and/or Bylaws
The Benchmark Policy evaluates proposed amendments to a company's certificate of incorporation and/or bylaws on a case-by-case basis. In general, it will recommend voting for amendments that are unlikely to have a material negative impact on shareholders' interests. Accordingly, the Benchmark Policy generally recommends voting for proposed technical amendments to a company’s certificate of incorporation and/or bylaws, such as editorial amendments or the necessary reflection of changes to corporate law.
The Benchmark Policy is strongly opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In such cases, each proposed change will be analyzed on an individual basis, and the Benchmark Policy will recommend voting for the proposal only when, on balance, the amendments are in the best interests of shareholders. Material concerns with a single proposed amendment may lead to a recommendation that shareholders oppose all proposed amendments where these are bundled into a single proposal.
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Many investors view poison pill plans unfavorably. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can, thus, prevent shareholders from receiving a buy-out premium for their stock. The Benchmark Policy typically recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
Generally, boards should be given wide latitude in directing company activities and in charting a company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on, and relation to, shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice in this matter is the only way to safeguard their interests.
In certain circumstances, the Benchmark Policy will support a poison pill plan that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a plan that contains a reasonable qualifying offer clause. The Benchmark Policy will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:
•
The form of offer is not required to be an all-cash transaction;
•
The offer is not required to remain open for more than 90 business days;

•
The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;
•
There is no fairness opinion requirement; and
•
There is a low to no premium requirement.
Where these requirements are met, it is generally accepted that shareholders will have the opportunity to voice their opinion on any legitimate offer.
NOL Poison Pills
The Benchmark Policy may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”(50) In this case, a company may adopt or amend a poison pill (NOL pill) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.
In many cases, companies will propose the adoption of bylaw amendments that specifically restrict certain share transfers, in addition to proposing the adoption of a NOL pill. In general, if the Benchmark Policy supports the terms of a particular NOL pill, it will generally support the additional protective amendment in the absence of significant concerns with the specific terms of that proposal.
As with traditional poison pills, NOL pills may deter shareholders from accumulating a position and submitting buyout offers, and potentially serve as entrenchment mechanisms. Certain features such as low thresholds combined with acting in concert provisions, among other concerning terms, may disempower shareholders and insulate the board and management. When acting in concert provisions are present within the terms of a NOL pill, concerns may be raised as to the true objective of the pill.
Acting in concert provisions broaden the definition of beneficial ownership to prohibit parallel conduct. Parallel conduct includes instances when multiple shareholders who are party to a formal or informal agreement collaborate to influence the board and management of a company. These provisions aggregate the ownership of such shareholders towards the NOL pill’s triggering threshold. Acting in concert provisions broadly limit the voice of shareholders and may diminish their ability to engage in a productive dialogue with the company and with other shareholders. When a board adopts defensive measures without engaging with shareholders, the Benchmark Policy generally raises concerns regarding the board’s decisions and the overall governance of the company.
As such, NOL pills are evaluated on a strictly case-by-case basis, taking into consideration, among other factors: (i) the value of the NOLs to the company; (ii) the likelihood of a change of ownership based on the size of the holdings and the nature of the larger shareholders; (iii) the trigger threshold; (iv) the duration of the plan (i.e., whether it contains a reasonable “sunset” provision, generally one year or less); (v) the inclusion of an acting in concert provision; (vi) whether the pill is implemented following the filing of a Schedule 13D by a shareholder or there is evidence of hostile activity or shareholder activism; and (vii) if the pill is subject to periodic board review and/or shareholder ratification.
Shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, the Benchmark Policy may recommend voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
Fair Price Provisions
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholders when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of these shareholders. The provision is generally applied against the acquirer unless the takeover is approved by

(50)
Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an “interested shareholder” by 51% of the voting stock of the company, excluding the shares held by an interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than they paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.
Fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, the independent directors of the board cannot make exceptions even when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders, such as Section 203 of the Delaware Corporations Code, it is generally accepted that it is in the best interests of shareholders to remove fair price provisions.
Control Share Statutes
Certain states, including Delaware, have adopted control share acquisition statutes as an anti-takeover defense for certain closed-end investment companies and business development companies. Control share statutes may prevent changes in control by limiting voting rights of a person that acquires the ownership of “control shares.” Control shares are shares of stock equal to or exceeding specified percentages of company voting power, and a control share statute prevents shares in excess of the specified percentage from being voted, unless: (i) the board approves them to be voted; or (ii) the holder of the “control shares” receives approval from a supermajority of “non-interested” shareholders.
Depending on the state of incorporation, companies may automatically rely on control share statutes unless the fund’s board of trustees eliminates the application of the control share statute for any or all fund share acquisitions, through adoption of a provision in the fund's governing instrument or by fund board action alone. In certain other states, companies must adopt control share statutes.
Many investors view the adoption of control share statues as a problematic governance practice that disenfranchises shareholders by reducing their voting power to a level less than their economic interest and that effectively function as an anti-takeover device. Market expectations are such that all shareholders should have an opportunity to vote all of their shares. Moreover, anti-takeover measures may prevent shareholders from receiving a buy-out premium for their stock.
As such, the Benchmark Policy will generally recommend voting for proposals to opt out of control share acquisition statutes, unless doing so would allow the completion of a takeover that is not in the best interests of shareholders; and against proposals to amend the charter to include control share acquisition provisions.
Further, in cases where a closed-end fund or business development company has received a public buyout offer and has relied on a control share statute as a defense mechanism in the prior year, the Benchmark Policy will generally recommend shareholders vote against the chair of the nominating and governance committee, absent a compelling rationale as to why a rejected acquisition was not in the best interests of shareholders.
Quorum Requirements
A company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders are represented in person or by proxy, but low enough that the company can transact necessary business. Companies in the U.S. are generally subject to quorum requirements under the laws of their specific state of incorporation. Additionally, those companies listed on the NASDAQ Stock Market are required to specify a quorum in their bylaws, provided however that such quorum may not be less than one-third of outstanding shares. Prior to 2013, the New York Stock Exchange required a quorum of 50% for listed companies, although this requirement was dropped in recognition of individual state requirements and potential confusion for issuers. Delaware, for example, requires companies to provide for a quorum of no less than one-third of outstanding shares; otherwise such quorum shall default to a majority.
Generally, a majority of outstanding shares entitled to vote is an appropriate quorum for the transaction of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement the Benchmark Policy will consider supporting a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, the specific facts and circumstances of the company, such as size and shareholder base, will also be considered.
Director and Officer Indemnification
While directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit shareholders. As such, many investors take the view that it is appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable.
Officer Exculpation
In August 2022, the Delaware General Assembly amended Section 102(b)(7) of the Delaware General Corporation Law (DGCL) to authorize corporations to adopt a provision in their certificate of incorporation to eliminate or limit monetary liability of certain corporate officers for breach of fiduciary duty of care. Previously, the DGCL allowed only exculpation of corporate directors from breach of fiduciary duty of care claims if the corporation’s certificate of incorporation includes an exculpation provision.
The amendment authorizes corporations to provide for exculpation of the following officers: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer, (ii) “named executive officers” identified in the corporation’s SEC filings, and (iii) individuals who have agreed to be identified as officers of the corporation.
Corporate exculpation provisions under the DGCL only apply to claims for breach of the duty of care, and not to breaches of the duty of loyalty. Exculpation provisions also do not apply to acts or omissions not in good faith or that involve intentional misconduct, knowing violations of the law, or transactions involving the receipt of any improper personal benefits. Furthermore, officers may not be exculpated from claims brought against them by, or in the right of, the corporation (i.e., derivative actions).
Under Section 102(b)(7), a corporation must affirmatively elect to include an exculpation provision in its certificate of incorporation. The Benchmark Policy closely evaluates proposals to adopt officer exculpation provisions on a case-by-case basis. It will generally recommend voting against such proposals eliminating monetary liability for breaches of the duty of care for certain corporate officers, unless compelling rationale for the adoption is provided by the board, and the provisions are reasonable.
Reincorporation
The Benchmark Policy is generally of the view that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. However, all proposals to reincorporate to a different state or country are reviewed on a case-by-case basis. This review includes the changes in corporate governance provisions, especially those relating to shareholder rights, material differences in corporate statutes and legal precedents, and relevant financial benefits, among other factors, resulting from the change in domicile.
Reincorporation proposals are closely examined for their impact on shareholder rights arising from a change in domicile and governing law, including the following:
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Will shareholders gain/retain certain rights (i.e. the right to call special meetings, the right to act by written consent, the ability to remove directors)?
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Does the proposed new jurisdiction allow for director and officer exculpation and/or exclusive forum provisions?
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What are the fiduciary duties (if any) of directors, officers, and majority shareholders under the new jurisdiction’s statutes?

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What are the material differences in corporate statutes, case law, and judicial systems?
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Is the company proposing to reincorporate to a jurisdiction considered to be a “tax haven”?
In addition, when examining a proposal to reincorporate, the overall governance of the company will also be considered, including, but not limited to, the following:
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Does the company have anti-takeover protections such as a poison pill or classified board in place?
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Does the company have a significant shareholder or is the company otherwise considered controlled?(51)
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Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
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Does the company have an independent chair and is the board sufficiently independent?
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Are there other material governance issues of concern at the company? Has the company’s performance matched or exceeded its peers in the past one and three years?
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How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
Where there is a decline in shareholder rights, the financial benefits are de minimis, and the proposed jurisdiction has significantly worse shareholder protections, the Benchmark Policy will generally recommend voting against the transaction.
In addition, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. Shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, the proposal is examined to determine the significant ways the company would benefit from shifting jurisdictions, including an evaluation of the criteria listed above. However, the Benchmark Policy will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
Exclusive Forum and Fee-Shifting Bylaw Provisions
Companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.
Some investors and groups, including CII, are of the view that companies should not attempt to restrict the venue for shareowner claims by adopting charter or bylaw provisions that seek to establish an exclusive forum. Charter or bylaw provisions that limit a shareholder’s choice of legal venue are generally not in the best interests of shareholders and could effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders may be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware or federal courts for matters arising under the Securities Act of 1933) without compelling evidence that it will benefit shareholders.
For this reason, the Benchmark Policy will generally recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.
Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, the importance of the other bundled provisions will be considered when determining the vote recommendation on the proposal. The Benchmark Policy will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to the discussion of

(51)
In cases where a controlled company is seeking to change its domicile, the Benchmark Policy will closely evaluate how the independent members of the board came to its recommendation, if the controlling shareholder had any ability to influence the board, and if the proposal is also put to a vote of disinterested shareholders.

nominating and governance committee performance in the section of the guidelines “A Board of Directors that Serves Shareholder Interests”).
Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face a strong financial disincentive not to sue a company. Therefore, the Benchmark Policy strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. It is worth noting that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws; however, such provisions could still be adopted by companies incorporated in other states.
Mandatory Arbitration Provisions
In September 2025, the SEC issued a policy statement noting that the presence of a provision requiring arbitration of investor claims arising under the federal securities laws would not impact decisions regarding whether to accelerate the effectiveness of a registration statement, thus facilitating companies’ ability to include these provisions in their governing documents if consistent with state law, when contemplating an IPO. Instead, the SEC stated it would focus on the adequacy of the company’s disclosures.
A mandatory arbitration provision requires an investor to arbitrate its claims arising under federal securities laws with the issuer of the securities. Many investors view mandatory arbitration provisions as a governance practice that is generally not in their best interests. Arbitration, while a valid alternative dispute resolution mechanism, may restrict shareholder rights, including the right to initiate legal action in court, participate in court proceedings, and initiate class-action lawsuits, which may be the only practical vehicle for many federal securities law claims.
In addition, this practice keeps proceedings and decisions confidential, unlike public court rulings, thereby limiting transparency and the legal certainty that public court cases provide. As such, shareholders may be wary about approving any restrictions on their legal recourse.
For this reason, in the event that the board has approved highly restrictive governing documents containing mandatory arbitration provisions, among other restrictive provisions, upon completion of a company’s IPO, spin-off, or direct listing, the Benchmark Policy may recommend voting against members of the governance committee. Furthermore, the Benchmark Policy will generally recommend that shareholders vote against any bylaw or charter amendment seeking to adopt a mandatory arbitration provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal processes; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.
Authorized Shares
Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the Benchmark Policy will typically review four common reasons why a company might need additional capital stock:
Stock Split —Typically three metrics are considered when evaluating whether a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. The Benchmark Policy is typically against such defenses and will oppose actions intended to bolster such defenses.
Financing for Acquisitions — A company’s history of using stock for acquisitions is reviewed and, if it can be determined, what levels of stock have typically been required to accomplish such transactions is considered. The proxy statement is also reviewed to see whether this is discussed as a reason for the additional shares.
Financing for Operations — The company’s cash position and its ability to secure financing through borrowing or other means is reviewed. This review looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares generally dilutes existing holders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, if the company has not detailed a plan for use of the proposed shares, or if the number of shares far exceeds those needed to accomplish a detailed plan, the Benchmark Policy typically recommends against the authorization of additional shares. Similar concerns may also lead the Benchmark Policy to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.
The Benchmark Policy generally recommends voting against authorizations and/or increases in preferred shares, which allow the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). Granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an anti-takeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. Therefore, the Benchmark Policy will generally recommend voting against such requests, unless the company discloses a commitment to not use such shares as an anti-takeover defense or in a shareholder rights plan, or a commitment to submit any shareholder rights plan to a shareholder vote prior to its adoption.
While having adequate shares to allow management to make quick decisions and effectively operate the business is critical, it is generally preferred that, for significant transactions, management requests shareholder approval for justification of their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
Advance Notice Requirements
The Benchmark Policy typically recommends that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements can make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
Shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business can identify issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
Virtual Shareholder Meetings
A growing contingent of companies have elected to hold shareholder meetings by virtual means only. Virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e., a “hybrid meeting”). However, virtual-only meetings also have the potential to curb the ability of shareholders to meaningfully communicate with the company’s management.
Prominent shareholder rights advocates, including CII, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, the Benchmark Policy looks for robust disclosure in a company’s proxy statement that assures shareholders they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.

The Benchmark Policy will generally recommend voting against members of the governance committee where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
Voting Structure
Multi-Class Share Structures
In line with CII’s Policies on Corporate Governance, ICGN’s Global Governance Principles and broad investor sentiment, each share of a company’s common stock should have one vote, companies should not have share classes with unequal voting rights, and certain shareholders should not have power or control disproportionate to their economic interests. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.
Furthermore, many investors agree that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.
Generally, a multi-class share structure reflects negatively on a company’s overall corporate governance. Because it is widely expected that companies have share capital structures that protect the interests of non-controlling shareholders as well as any controlling entity, the Benchmark Policy typically recommends that shareholders vote in favor of proposals that would eliminate multi-class share structures. Similarly, the Benchmark Policy will generally recommend against proposals to adopt a new class of common stock. Additionally, the Benchmark Policy will generally recommend voting against the chair of the governance committee at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure (generally seven years or less).
In the case of a board that adopts a multi-class share structure in connection with an IPO, spin-off, or direct listing within the past year, the Benchmark Policy will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure (generally seven years or less). If the multi-class share structure is put to a shareholder vote, the level of approval or disapproval attributed to unaffiliated shareholders will be examined when determining the vote outcome.
At companies that have multi-class share structures with unequal voting rights, the level of approval or disapproval attributed to unaffiliated shareholders will be considered when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, the level of approval or disapproval attributed to unaffiliated shareholders will generally be examined on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, many investors expect boards to engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management, boards should engage with unaffiliated shareholders and provide a more robust response to fully address shareholder concerns.
Cumulative Voting
Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
Cumulative voting proposals are reviewed on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, these proposals are typically found on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances, the Benchmark Policy typically recommends in favor of cumulative voting.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), the Benchmark Policy will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, the Benchmark Policy will also generally recommend voting against cumulative voting proposals if the company has not adopted anti-takeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, the Benchmark Policy will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Supermajority Vote Requirements
Supermajority vote requirements may impede shareholder action on ballot items critical to shareholder interests. One key example is in the takeover context, where supermajority vote requirements can severely limit the voice of shareholders in making decisions on such crucial matters as selling the business. This, in turn, degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. In most cases, the Benchmark Policy is of the view that a simple majority is appropriate to approve all matters presented to shareholders.
In cases where a company seeks to abolish supermajority voting requirements, the Benchmark Policy will evaluate such proposals on a case-by-case basis. In certain instances, such as at companies with large or controlling shareholders, supermajority vote requirements may serve to protect the interests of minority shareholders. Therefore, in analyzing such proposals, the Benchmark Policy will take into account additional factors including: shareholder structure; quorum requirements; impending transactions – involving the company or a major shareholder – and any internal conflicts within the company.
Transaction of Other Business
The Benchmark Policy typically recommends that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting because granting unfettered discretion is unwise.
Anti-Greenmail Proposals
The Benchmark Policy will support proposals to adopt a provision preventing the payment of greenmail, which would prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision generally requires that a majority of shareholders other than the majority shareholder approve the buyback.
Mutual Funds: Investment Policies and Advisory Agreements
The Benchmark Policy takes the view that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, analyses of such proposals are focused on the following main areas:
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The terms of any amended advisory or sub-advisory agreement;
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Any changes in the fee structure paid to the investment advisor; and
•
Any material changes to the fund’s investment objective or strategy.

The Benchmark Policy generally supports amendments to a fund’s investment advisory agreement, absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for the Benchmark Policy to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, the Benchmark Policy is more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, the Benchmark Policy generally supports sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.
In matters pertaining to a fund’s investment objective or strategy, shareholders are generally best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, the Benchmark Policy generally recommends voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that are noticeably different than when originally purchased, and which could, therefore, potentially negatively impact some investors’ diversification strategies.
Real Estate Investment Trusts
The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (REITs) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.
In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, the Benchmark Policy applies a highly nuanced approach in the evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.
Preferred Stock Issuances at REITs
The Benchmark Policy generally recommends against the authorization of “blank-check preferred stock.” However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which results in the rights of common shareholders being adversely impacted), the Benchmark Policy may support requests to authorize shares of blank-check preferred stock at REITs.
Business Development Companies
Business Development Companies (BDCs) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (RICs) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and, therefore, maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.
Authorization to Sell Shares at a Price Below Net Asset Value
Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (NAV). These proposals are evaluated using a case-by-case approach. The Benchmark Policy will recommend supporting such requests if the following conditions are met:

•
The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e., the meeting date);
•
The proposed discount below NAV is minimal (ideally no greater than 20%);
•
The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and
•
A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.
In short, BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and by explaining if and how the company’s past below-NAV share issuances have benefited the company.
Auditor Ratification and Below-NAV Issuances
When a BDC submits a below-NAV issuance for shareholder approval, the Benchmark Policy will refrain from recommending against the audit committee chair for not including auditor ratification on the same ballot. Because of the unique way these proposals interact, votes may be tabulated in a manner that is not in shareholders’ interests. In cases where these proposals appear on the same ballot, auditor ratification is generally the only “routine proposal,” the presence of which triggers a scenario where broker non-votes may be counted toward shareholder quorum, with unintended consequences.
Under the 1940 Act, below-NAV issuance proposals require relatively high shareholder approval. Specifically, these proposals must be approved by the lesser of: (i) 67% of votes cast if a majority of shares are represented at the meeting; or (ii) a majority of outstanding shares. Meanwhile, any broker non-votes counted toward quorum will automatically be registered as “against” votes for purposes of this proposal. The unintended result can be a case where the issuance proposal is not approved, despite sufficient voting shares being cast in favor. Because broker non-votes result from a lack of voting instruction by the shareholder, shareholders’ ability to weigh in on the selection of auditor does not outweigh the consequences of failing to approve an issuance proposal due to such technicality.
Special Purpose Acquisition Companies
Special Purpose Acquisition Companies (SPACs), also known as “blank check companies,” are publicly traded entities with no commercial operations and are formed specifically to pool funds in order to complete a merger or acquisition within a set time frame. In general, the acquisition target of a SPAC is either not yet identified or otherwise not explicitly disclosed to the public even when the founders of the SPAC may have at least one target in mind. Consequently, IPO investors often do not know what company they will ultimately be investing in.
SPACs are therefore very different from typical operating companies. Shareholders do not have the same expectations associated with an ordinary publicly traded company and executive officers of a SPAC typically do not continue in employment roles with an acquired company.
Extension of Business Combination Deadline
Governing documents of SPACs typically provide for the return of IPO proceeds to common shareholders if no qualifying business combination is consummated before a certain date. Because the time frames for the consummation of such transactions are relatively short, SPACs will sometimes hold special shareholder meetings at which shareholders are asked to extend the business combination deadline. In such cases, an acquisition target will typically have been identified, but additional time is required to allow management of the SPAC to finalize the terms of the deal.
The Benchmark Policy generally views management and the board as being in the best position to determine when the extension of a business combination deadline is needed. As such, it generally supports reasonable extension requests.
SPAC Board Independence
The board of directors of a SPAC’s acquisition target is, in many cases, already established prior to the business combination. In some cases, however, the board’s composition may change in connection with the business combination, including the potential addition of individuals who served in management roles with the SPAC. The role of a SPAC executive is unlike that of a typical operating company executive. Because the SPAC’s only business is identifying and executing an acquisition deal, the interests of a former SPAC executive are also different.
The Benchmark Policy does not automatically consider a former SPAC executive to be affiliated with the acquired operating entity when their only position on the board of the combined entity is that of an otherwise independent director. Absent any evidence of an employment relationship or continuing material financial interest in the combined entity, the Benchmark Policy will, therefore, consider such directors to be independent.
Director Commitments of SPAC Executives
The primary role of executive officers at SPACs is identifying acquisition targets for the SPAC and consummating a business combination. Given the nature of these executive roles and the limited business operations of SPACs, when a directors’ only executive role is at a SPAC, the Benchmark Policy will generally apply the higher limit for company directorships (see “Director Commitments”). As a result, the Benchmark Policy generally recommends that shareholders vote against a director who serves in an executive role only at a SPAC while serving on more than five public company boards.
Shareholder Proposals
The Benchmark Policy looks for governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. Accordingly, it places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders. As such it generally supports proposals that encourage transparency in how companies are mitigating material ESG risks, including those related to climate change, human capital management, and stakeholder relations.
To that end, the Benchmark Policy evaluates all shareholder proposals on a case-by-case basis with a view to protecting long-term shareholder value. While it is generally supportive of those that promote board accountability, shareholder rights, and transparency, it considers all proposals in the context of a company’s unique operations and risk profile.
For a detailed review of the Glass Lewis benchmark policies concerning compensation, environmental, social, and governance shareholder proposals, please refer to Benchmark Policy Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
Overall Approach to Environmental, Social & Governance Issues
The Benchmark Policy evaluates all environmental and social issues through the lens of long-term shareholder value. Shareholders are best served when companies consider material environmental and social factors in all aspects of their operations and when they are provided with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated. Governance is a critical factor in how companies manage environmental and social risks and opportunities and the Benchmark Policy is of the view that a well-governed company will be generally managing these issues better than one without a governance structure that promotes board independence and accountability.
Part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have financially material environmental and social implications. Companies can face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on a pressing issue that could negatively impact shareholder value, the Benchmark Policy expects companies to take necessary actions in order to effect changes that will safeguard shareholders’ financial interests.
Given the importance of the role of the board in executing a sustainable business strategy that allows for the realization of environmental and social opportunities and the mitigation of related risks, relating to environmental risks and opportunities, the Benchmark Policy looks for governance structures that protect shareholders and promote director accountability. When management and the board have displayed disregard for environmental or social risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental and social risks that threaten shareholder value, the Benchmark Policy will consider holding directors accountable. In such instances, it will generally recommend against responsible members of the board that are specifically charged with oversight of the issue in question.

When evaluating environmental and social factors that may be relevant to a given company, the Benchmark Policy does so in the context of the financial materiality of the issue to the company’s operations. Companies in all industries face risks associated with environmental and social issues. However, these risks manifest themselves differently at each company as a result of its operations, workforce, structure, and geography, among other factors. Accordingly, the Benchmark Policy places a significant emphasis on the financial implications of a company’s actions with regard to impacts on its stakeholders and the environment.
When evaluating environmental and social issues, the Benchmark Policy examines companies’:
Direct environmental and social risk — Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks include those associated with oil or gas spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Social risks may include non-inclusive employment policies, inadequate human rights policies, or issues that adversely affect the company’s stakeholders. Further, firms should consider their exposure to risks emanating from a broad range of issues, over which they may have no or only limited control, such as insurance companies being affected by increased storm severity and frequency resulting from climate change
Risk due to legislation and regulation — Companies should evaluate their exposure to changes or potential changes in regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions in which the company operates. The Benchmark Policy looks closely at relevant and proposed legislation and evaluates whether the company has responded proactively.
Legal and reputational risk — Failure to take action on important environmental or social issues may carry the risk of inciting negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, it is prudent for companies to carefully evaluate the potential impacts of the public perception of their impacts on stakeholders and the environment. When considering investigations and lawsuits, the Benchmark Policy is mindful that such matters may involve unadjudicated allegations or other charges that have not been resolved. The Benchmark Policy will not assume the truth of such allegations or charges or that the law has been violated. Instead, it focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such concerns, lawsuits or investigations reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Governance risk — Inadequate oversight of environmental and social issues carries significant risks to companies. When leadership is ineffective or fails to thoroughly consider potential risks, such risks are likely unmitigated and could thus present substantial risks to the company, ultimately leading to loss of shareholder value.

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DISCLAIMER
© 2025 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.
This document is intended to provide an overview of Glass Lewis’ U.S. Benchmark Policy proxy voting guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.
Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.
No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document and subscribers are ultimately and solely responsible for making their own decisions, including, but not limited to, ensuring that such decisions comply with all agreements, codes, duties, laws, ordinances, regulations, and other obligations applicable to such subscriber.
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[Footnotes Corrected]

Glass Lewis
Climate
Thematic Voting Policy Guidelines
2026
www.glasslewis.com

About Glass Lewis	A-181
Summary of Changes for 2026	A-182
Introduction	A-182
Election of Directors	A-183
Board of Directors	A-183
Financial Reporting	A-190
Accounts and Reports	A-190
Income Allocation (Distribution of Dividends)	A-190
Appointment of Auditors and Authority to Set Fees	A-190
Compensation	A-190
Compensation Reports and Compensation Policies	A-190
Long-Term Incentive Plans	A-191
Performance-Based Equity Compensation	A-191
Director Compensation	A-191
Retirement Benefits for Directors	A-192
Limits on Executive Compensation	A-192
Governance Structure	A-193
Amendments to the Articles of Association	A-193
Increase in Authorized Shares	A-194
Issuance of Shares	A-195
Repurchase of Shares	A-195
Reincorporation	A-195
Advance Notice Requirements	A-195
Transaction of Other Business	A-196
Anti-Greenmail Proposals	A-196
Virtual-Only Shareholder Meetings	A-196
Mergers, Acquisitions & Contested Meetings	A-196
Shareholder Proposals	A-196
Governance Proposals	A-196
Environmental and Climate-Related Proposals	A-197
Social Proposals	A-197
Compensation Proposals	A-198
Connect with Glass Lewis	A-199

About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
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Summary of Changes for 2026
On an ongoing basis, Glass Lewis extensively reviews and consults with stakeholders and clients on its policy guidelines. Annually, Glass Lewis updates its policy guidelines in accordance with market trends, developments and the results of our ongoing consultations.
In advance of 2026, the Climate Policy has been updated to be more closely aligned with the Thematic ESG Policy. The Climate Policy will be applied as an overlay to the ESG Policy with more climate-specific considerations. As such, any updates made to that policy, as summarized below, will now apply to the Climate Policy. These policies are also informed by the Glass Lewis Benchmark Policies, in order to ensure market-specific considerations and to ensure appropriate nuance is applied in more routine matters that may come to a vote. For more information on these updates, please see the ESG Policy guidelines and the market-specific Benchmark Policy guidelines, available on the Glass Lewis website.
The Climate Policy has also been updated as below:
Emissions Reduction Considerations
The Climate Policy has streamlined its approach to emissions reduction targets. Although it will no longer oppose the chair of the board if companies have not made a broad commitment to net zero emissions, it will continue to oppose the chair of the board in instances that companies have not set an SBTi-validated emissions target that is aligned with a 1.5-degree scenario. The Climate Policy will also oppose the chair of the committee responsible for oversight of environmental and social issues in instances that companies have not disclosed Scope 1 & 2 emissions.
Reporting Considerations
The Climate Policy has broadened its sustainability reporting considerations and will now oppose the chair of the committee responsible for oversight of ESG-related issues when companies have not provided comprehensive reporting on their sustainability-related risks.
For companies with higher exposure to climate-related risks, the Climate Policy will oppose the chair of the board committee responsible for oversight of ESG-related issues if they do not provide disclosure concerning the results of their scenario analysis. For these companies, the Climate Policy will also oppose the chair of the committee responsible for oversight of ESG-related issues in instances where their climate-related disclosures are considered to be “poor.” These directors will also be opposed when companies do not include climate-related risks in their financial statements.
Biodiversity
At companies identified as having a higher exposure to risks related to biodiversity, the Climate Policy will oppose chair of the committee responsible for oversight of ESG-related issues committee in instances that the company has not adopted a biodiversity policy or has not established specific board-level oversight of biodiversity-related issues.
Introduction
Institutional investors are increasingly recognizing the importance of incorporating material environmental, social, and governance (“ESG”) factors into their investment processes. Active ownership on ESG issues typically includes also applying these considerations to proxy voting practices. Furthermore, climate change is presenting unprecedented risks to companies, investors and society, more broadly. As the physical, regulatory, legal and reputational risks associated with climate change continue to mount, investors are taking an increasingly active role in engaging companies on how they are mitigating their climate impacts and managing the related risks and opportunities to their businesses. One very important part of this active engagement is how investors are casting votes in alignment with their portfolio-related climate risk strategies and in a manner that mitigates attendant risks to the best extent possible. The Climate Policy allows investors to incorporate companies’ governance, oversight, management, and reporting of climate risks and opportunities into their proxy voting practices.
The Climate Policy was designed for clients with a strong focus on environmental risk mitigation as well as those who look to promote enhanced climate disclosure and climate-related risk mitigation strategies. The Climate Policy takes into account a company’s size and sector in order ensure that shareholders execute votes that both promote a transition to a low-carbon future and that make sense from a financial perspective in the context of a company’s operations. The Climate Policy underscores that, while all companies face risks attendant to climate change, these risks will manifest themselves in different ways. In addition, it recognizes that the majority of the world’s carbon emissions are emitted by select, systemically important emitters. Accordingly, the Climate Policy will apply an additional layer of scrutiny to ensure that those companies have effective oversight of and mechanisms to respond to the changing climate.
The Climate Policy acts as an overlay for the ESG Policy and is informed by Glass Lewis’ regional Benchmark Policies. Accordingly, the implementation of the Climate Policy may vary market-to-market in accordance with regulatory requirements, corporate governance best practices, and other relevant standards in individual markets. Detailed information on the contents and implementation of Glass Lewis’ Benchmark Policies for all major global markets are publicly available on the Glass Lewis website.
Election of Directors
Board of Directors
Boards are established in order to represent shareholders and protect their interests. The Climate Policy seeks boards that have a record for protecting shareholders and delivering value over the medium- and long-term. For boards that wish to protect and enhance the interests of shareholders they must have sufficient levels of independence (the percentage varies by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint new directors that have a depth of relevant experience.
Board Composition
The Climate Policy examines a variety of elements to the board when voting on director elections. The policy looks at each individual on the board and explores their relationship with the company, the company’s executives and with other board members. This is to ensure and determine whether a director has an existing relationship with the company that is likely to impact any decision processes of that board member.
The biographical information provided by the company on the individual director is essential for investors to understand the background and skills of the directors of the board. This information should be provided in the company’s documents well in advance of the shareholder meeting, in order to give shareholders sufficient time to analyze the information. In cases where the company fails to disclose the names or backgrounds of director nominees, the Climate Policy may vote against or abstain from voting on the directors’ elections.
The Climate Policy will vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
Directors are formed into three categories based on an examination of the type of relationship they have with the company. The table below includes a breakdown of how Glass Lewis classifies these director relationships with the company.
Insider	Affiliate	Independent
Someone who serves as a director and as an employee of the company	A director who has a material financial, familial or other relationship with the company, or its executives, but is NOT an employee of the company	No material financial, familial or other current relationships with the company, it's executives or other board members except for service
May also include executive chairs (who act as an employee of the company or is paid as an employee of the company)	A director who owns or controls, directly or indirectly 20% or more of the company's voting stock (except where local regulations or best practices set a different threshold).	A director who owns, directly or indirectly less than 10% of the company's voting stock (local regulations and best practices may set a different threshold)
	A director who has been employed by the company within the past 5 calendar years	A director who has not been employed by the company for a minimum of 5 calendar years

Insider	Affiliate	Independent
	A director who performs material consulting, legal, advisory, accounting or other professional services for the company	A director who is not involved in any Related Party Transactions (RPT) with the company (most common RPTs - consulting, legal, and accounting/advisory services)
A director who is involved in an “Interlocking Directorship”
Other common reasons the Climate Policy will vote against a director:
(i)
A director who attends less than 75% of the board and applicable committee meetings.
(ii)
A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
(iii)
An affiliated director when the board is not sufficiently independent in accordance with market best practice standards.
(iv)
An affiliate or insider on any of the key committees (audit, compensation, nominating) or an affiliate or insider on any of the key committees and there is insufficient independence on that committee, both of the above can vary in accordance with the markets best practice standards.
The following conflicts of interests may hinder a director’s performance and may result in a vote against:
(i)
A director who presently sits on an excessive number of public company boards (see the relevant market guidelines for confirmation of the excessive amount).
(ii)
Director, or a director whose immediate family member, or the firm at which the director is employed, provides material professional services to the company at any time during the past five years.
(iii)
Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
(iv)
Director with an interlocking directorship.
(v)
All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.
(vi)
A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies.
Board Independence
A board composed of at least two-thirds independent is most effective in protecting shareholders’ interests. Generally, the Climate Policy will vote against responsible directors if the board is less than two-thirds independent, however, this is also dependent on the best practice standards of the market in which the company is domiciled.
Board Committee Composition
It is best practice to have independent directors serving on the audit, compensation, nominating and governance committees. As such, the Climate Policy will support boards with this structure and encourage change when this is not the case. However, board committee independence thresholds may vary depending on the market.
With respect to the creation of board committees and the composition thereof, the Climate Policy will generally support shareholder proposals requesting that companies create a committee to oversee climate-related issues or the appointment of climate experts to the board. The Climate Policy will also support shareholder proposals requesting the establishment of other environmental or social committees or the appointment of individuals with specific expertise (such as human rights or public policy) if the issue is deemed material to the company or if it is evident that the company has provided insufficient oversight of the issue in question.
Board Diversity, Tenure and Refreshment

The Climate Policy acknowledges the importance of ensuring that the board is comprised of directors who have a diversity of skills, backgrounds, thoughts, and experiences. As such, having diverse boards benefits companies greatly by encompassing an array of different perspectives and insights. The Climate Policy may vote against the chair of the nominating committee when the board has failed to address the lack of diverse skills, and experience of the board members or when it fails to meet legal requirements or relevant market best practice standards, and when the company has not disclosed any explanation or plan regarding its approach to board diversity.
In terms of board tenure and refreshment, the Climate Policy strongly supports routine director evaluations, including independent external reviews, and periodic board refreshment in order to enable a company to maintain a fresh set of ideas and business strategies in an ever-changing world and market. Having directors with diverse experiences and skills can strengthen the position of a company within the market. Therefore, the Climate Policy promotes refreshment within boards, as a lack of refreshment can lead to poor company performance. Thus, the Climate Policy may consider voting against directors with a lengthy tenure (e.g. over 12 years) when significant performance or governance concerns are identified that indicate a fresh perspective would be beneficial and there is no evidence of any plans of future board refreshment.
The Climate Policy will also evaluate a company’s policies and actions with respect to board refreshment and diversity. As a part of this evaluation, we will review the diversity of board members and support shareholder proposals to report on or increase board diversity. The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. To that end, the Climate Policy will: (i) vote against members of the nominating committee in the event that the board has an average tenure of over ten years and the board has not appointed a new nominee to the board in at least five years; (ii) vote against the incumbent nominating committee members in instances where the board of a large- or mid-cap company is comprised of fewer than 30% female directors, or the local market requirement for gender diversity where higher; or (iii) vote against the members of the nominating committee where there is not at least one woman on the board of a small-cap company.
The Climate Policy conducts a further level of analysis for U.S. companies included in the Russel 1000 index. For these companies, the Climate Policy will vote against members of the nominating and governance committee when they receive a “Poor” score in Glass Lewis’ Diversity Disclosure Assessment. The Diversity Disclosure Assessment is an analysis of companies’ proxy statement disclosure relating to board diversity, skills and the director nomination process. This assessment reflects how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii) whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (“Rooney Rule”); and (iv) board skills disclosure.
Director Overboarding
The Climate Policy will generally recommend that shareholders vote against a director who serves as an executive officer (other than executive chair) of any public company while serving on more than one external public company board, a director who serves as an executive chair of any public company while serving on more than two external public company boards, and any other director who serves on more than five public company boards.
Board Size
Although there is not a universally acceptable optimum board size, boards should have a minimum of five directors to ensure sufficient diversity in decision making and to enable the establishment of key committees with independent directors. Further, boards should not be composed of more than 20 directors as the board may suffer as a result of too many voices to be heard and have difficulty reaching consensus on issues with this number of members. As a result, the Climate Policy will generally vote against the chair of the nominating committee at a board with fewer than five directors or more than 20 directors.
Classified Boards
The Climate Policy favors the repeal of staggered boards in favor of the annual election of directors. Staggered boards are generally less accountable to shareholders than annually elected directors to the board. In addition, the annual election of directors encourages board members to focus on protecting the interests of shareholders. Further to this, if shareholders are unsatisfied with board members the annual election of directors allows them to voice these concerns.

Controlled Companies
The Climate Policy allows certain exceptions to the independence standards at controlled companies. The board’s main function is to protect shareholder interests, however, when an individual, entity, or group own more than 50% of the voting shares, the interests of majority shareholders are the interests of that entity or individual. As a result, the Climate Policy does not apply the usual two-thirds independence threshold on controlled companies instead it includes the following guidelines:
(i)
As long as insiders and/or affiliates are connected to the controlling entity, the Climate Policy will accept the presence of non-independent board members.
(ii)
The compensation, nominating, and governance committees do not need to consist solely of independent directors. However, the compensation committee should not have any insider members, but affiliates are accepted.
(iii)
The board does not need an independent chair or an independent lead or presiding director.
(iv)
The audit committee should consist solely of independent directors, regardless of the controlled status of the company.
Significant Shareholders
Significant shareholders are either an individual or an entity which holds between 20-50% of a company’s voting power, and the Climate Policy provides that shareholders should be allowed proportional representation on the board and in committees (excluding the audit committee) based on their percentage of ownership.
Director Performance and Oversight
The performance of board members is an essential element to understanding the board’s commitment to the company and to shareholders. The Climate Policy will look at the performance of individuals as directors and executives of the company and of other companies where they have served. Often a director’s past conduct is indicative of future conduct and performance.
The Climate Policy will typically vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit or accounting- related issues, and other actions or indicators of mismanagement. However, the Climate Policy will also reevaluate the directors based on factors such as the length of time that has passed since the incident, the director’s role, and the severity of the issue.
Environmental and Social Oversight and Performance
The Climate Policy considers the oversight afforded to environmental and social issues. The Climate Policy looks to ensure that companies maintain appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature. When these risks have not been properly managed or mitigated, the Climate Policy may vote against members of the board who are responsible for the oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, the Climate Policy may vote against members of the audit committee. In making these determinations, the Climate Policy will consider the situation at hand, its effect on shareholder value, as well as any corrective action or other response made by the company.
Board-Level Oversight of Environmental and Social Risks
The insufficient oversight of environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. As a result, the Climate Policy promotes oversight structures that ensure that companies are mitigating attendant risks ad capitalizing on related opportunities to the best extent possible.
To that end, the Climate Policy looks to boards to maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment.
The Climate Policy will review a company’s overall governance practices to identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Given the importance of the board’s role in overseeing environmental and social risks, the Climate Policy will vote against members of the governance committee that fails to provide explicit disclosure concerning the board’s role in overseeing these issues.

Climate Risk
The Climate Policy also takes into consideration investors’ growing expectation for robust climate and sustainability disclosures. While all companies maintain exposure to climate-related risks, additional consideration should be given to, and disclosure should be provided by, those companies whose own GHG emissions represent a financially material risk. For companies with this increased risk exposure, the Climate Policy evaluates whether companies are providing clear and comprehensive disclosure regarding these risks, including how they are being mitigated and overseen. Such information is crucial to allow investors to understand the company’s management of this issue as well as the potential impact of a lower carbon future on the company’s operations.
In line with this view, the Climate Policy will carefully examine the climate-related disclosures provided by large-cap companies with material exposure to climate risk stemming from their own operations,(1) as well as companies where their emissions, climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk, in order to assess whether they have produced disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD), IFRS S2 Climate-related Disclosures, or other equivalent climate reporting framework. The Climate Policy will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-related issues. In instances where either (or both) of these disclosures are found to be absent or significantly lacking, the Climate Policy may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee. Further, the Climate Policy may extend this recommendation on this basis to additional members of the responsible committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size, industry and its overall governance profile. In instances where appropriate directors are not standing for election, the Climate Policy may, instead, recommend shareholders vote against other matters that are up for a vote, such as the ratification of board acts, or the accounts and reports proposal.
In addition, for companies in the Nature Action 100, the Climate Policy will carefully review the oversight afforded to biodiversity-related issues. In instances where such oversight is absent, the Climate Policy will vote against chair of the committee responsible for oversight of environmental and social issues.
Disclosure
The Climate Policy expects companies to provide a sufficient level of disclosure to allow shareholders to understand the environmental and social risks facing the company and what steps it is taking to mitigate those risks. The Climate Policy seeks to ensure that companies have provided disclosure concerning financially-material environmental and social risks. Specifically, the Climate Policy looks to companies to provide comprehensive sustainability reporting, Scope 1 and 2 emissions, the results of their scenario analyses and high-quality climate reporting that is aligned with globally recognized frameworks, such as TCFD or IFRS S2. This disclosure allows shareholders to assess a company’s performance against these risks as and to understand what strategies have been employed to help mitigate a company’s exposure to these risks. Accordingly, the Climate Policy will vote against relevant directors when a company has not provided such disclosure. Specifically, the Climate Policy will vote against directors charged with oversight of environmental and social issues at companies that do not provide robust sustainability information. If the company does not maintain explicit oversight of environmental and social issues, the Climate Policy will instead vote against the chair of the board or the audit committee chair (if the chair and CEO roles are combined).
Target Setting
For many companies, it is important that they establish the appropriate management of their climate-related impacts in order to effectively mitigate climate-related risks. With this view, the Climate Policy seeks to ensure that companies have established appropriate emissions reduction targets. As such, the Climate Policy will evaluate whether companies have established greenhouse gas emissions reduction goals, and whether those goals have been externally verified to be aligned the goals of the Paris Climate Agreement to limit global temperature increase to 1.5-degrees above pre-industrial levels. Specifically, the Climate Policy will vote against members of the board committee responsible for oversight of environmental and social risk management when a company has not committed to setting science-based emissions reduction targets

(1)
This policy will generally apply to companies in the following SASB-defined industries: agricultural products, air freight & logistics, airlines, chemicals, construction materials, containers & packaging, cruise lines, electric utilities & power generators, food retailers & distributors, health care distributors, iron & steel producers, marine transportation, meat, poultry & dairy, metals & mining, non-alcoholic beverages, oil & gas, pulp & paper products, rail transportation, road transportation, semiconductors, waste management.

through the Science Based Targets Initiative (SBTi). If no such board committee exists, the Climate Policy will target the board chair, if the board chair is not also the Company’s CEO, or otherwise the chair of the audit committee if no such individual exists or is not standing for election. In instances where companies operate in industries for which SBTi has not developed a defined pathway, the Climate Policy will waive this requirement.
Stakeholder Considerations
In order to drive long-term shareholder value, companies require a social license to operate. A lack of consideration for stakeholders can present legal, regulatory, and reputational risks. With this view, the Climate Policy will vote against the chair of the board in instances where companies that have not adopted a human rights policy.
For U.S. companies listed in the S&P 500 index, the ESG Policy will also evaluate whether companies have provided sufficient disclosure concerning their workforce diversity. In instances where these companies have not disclosed their full EEO-1 reports, the ESG Policy will vote against the nominating and governance chair.
Review of Risk Management Controls
The Climate Policy evaluates the risk management function of a public company on a case-by-case basis. Companies, particularly financial firms, should have a dedicated risk committee, or a committee on the board in charge of risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive of the company. When analyzing the risk management practices of public companies, the Climate Policy takes note of any significant losses or write-downs on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or write-down, and where the company’s board-level risk committee’s poor oversight contributed to the loss, the Climate Policy will vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), the Climate Policy may vote against the chair of the board on that basis.
Slate Elections
In some countries, in particular Italy, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of an individual director, but rather are limited to voting for or against the board as a whole. The Climate Policy will generally support the slate if no major governance or board-related concerns have been raised in the analysis, and the slate appears to support and protect the best interests of all shareholders.
Board Responsiveness
Majority-Supported Shareholder Proposals
The Climate Policy expects clear action from the board when shareholder proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes). This may include fully implementing the request of the shareholder proposal and/or engaging with shareholders on the issue and providing sufficient disclosures to address shareholder concerns. When a board fails to demonstrate appropriate responsiveness to this issue, the Climate Policy will generally recommend against members of the nominating and governance committee.
Significantly Supported Shareholder Proposals
When shareholder proposals receive significant support (generally more than 30% but less than majority of votes cast), an initial level of board responsiveness is warranted. In instances where a shareholder proposal has received at least 30% shareholder support, the Climate Policy will look to boards to engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives.
At controlled companies and companies that have multi-class share structures with unequal voting rights, the Climate Policy will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted.
Separation of the Roles of CEO and Chair
The separation of the positions of CEO and chair creates a better and more independent governance structure than a combined CEO/chair position. The role of executives is to manage the business based on the course charted by the board.

Executives should be in the position of reporting and answering to the board for their performance in achieving their goals as set out by the board. This would become more complicated if they held the position of chair as it would be difficult for them to fulfil the duty of being both the overseer and policy setter when they, the CEO/chair control both the agenda and boardroom.
The Climate Policy views an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Furthermore, it is the board’s responsibility to select a chief executive to best serve the company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.
Even considering the above, the Climate Policy will not vote against CEOs who also chair the board. However, the Climate Policy will generally support separating the positions of CEO and chair whenever the question is posed in the form of a shareholder proposal.
In the absence of an independent chair, the Climate Policy will support the appointment of a presiding or lead independent director with authority to set the agenda for the meeting and to lead sessions. In the case where the company has neither an independent chair nor independent lead director, the Climate Policy may vote against the chair of the governance committee.
Governance Following an IPO or Spin-Off
Companies that have recently completed an initial public offering (IPO), or spin-off should be given adequate time to fully adjust and comply with marketplace listing requirements and meet basic corporate governance standards. The Climate Policy generally allows the company a one-year period following the IPO to comply with these requirements and as such refrains from voting based on governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.).
However, there are some cases that warrant shareholder action against the board of a company that have completed an IPO or spin-off in the past year. The Climate Policy will evaluate the terms of applicable governing documents when determining the recommendations and whether the shareholders rights will be severely restricted. In order to come to a conclusion the following points will be considered:
1.
The adoption of anti-takeover provisions such as a poison pill or classified board;
2.
Supermajority vote requirements to amend governing documents;
3.
The presence of exclusive forum or fee-shifting provisions;
4.
Whether shareholders can call special meetings or act by written consent;
5.
The voting standard provided for the election of directors;
6.
The ability of shareholders to remove directors without cause;
7.
The presence of evergreen provisions in the company’s equity compensation arrangements; and
8.
The presence of a dual-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.
Anti-takeover provisions can negatively impact future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on matters that might negatively impact their ownership interest. In cases where the anti-takeover provision was adopted prior to the IPO, the Climate Policy may against the members of the board who served when it was adopted if the board:
(i)
Did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s next shareholder meeting following the IPO; or
(ii)
Did not provide a sound rationale or sunset provision for adopting the anti-takeover provision.

Financial Reporting
Accounts and Reports
Excluding situations where there are concerns surrounding the integrity of the statements/reports, the Climate Policy will generally vote for Accounts and Reports proposals.
Where the required documents have not been published at the time that the vote is cast, the Climate Policy will typically abstain from voting on this proposal.
Income Allocation (Distribution of Dividends)
The Climate Policy will generally vote for proposals concerning companies’ distribution of dividends. However, particular scrutiny will be given to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers, and where the company has not provided a satisfactory explanation for this disparity.
Appointment of Auditors and Authority to Set Fees
The role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.
The Climate Policy will generally support management’s recommendation for the selection of an auditor, as well as the board’s authority to fix auditor fees. However, there are a number of exceptions to this policy, and the Climate Policy will vote against the appointment of the auditor and/or the authorization of the board to set auditor fees in the following scenarios:
•
The independence of an incumbent auditor or the integrity of the audit has been compromised.
•
Audit fees combined with audit-related fees total less than one-half of total fees.
•
There have been any recent restatements or late filings by the company and responsibility for such can be attributed to the auditor (e.g., a restatement due to a reporting error).
•
The company has aggressive accounting policies.
•
The company has poor disclosure or lack of transparency in financial statements.
•
There are other relationships, or issues of concern, with the auditor that might suggest a conflict of interest.
•
The company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.
Compensation
Compensation Reports and Compensation Policies
Depending on the market, Compensation Report and Policy vote proposals may be either advisory or binding (e.g. in the UK a non-binding Compensation Report based upon the most recent fiscal year is voted upon annually, and a forward-looking Compensation Policy will be subject to a binding vote every three years).
In all markets company filings are evaluated closely to determine how well information pertinent to compensation practices has been disclosed, the extent to which overall compensation is tied to performance, which performance metrics have been employed, as well as how the company’s remuneration practices compare to that of its peers.
The Climate Policy will vote against the approval of the compensation report or policy in the following scenarios:
•
There is a significant disconnect between pay and performance;
•
Performance goals and metrics are inappropriate or insufficiently challenging;
•
There is a lack of disclosure regarding performance metrics as well as a lack of clarity surrounding the implementation of these metrics.
•
Short-term (e.g., generally less than three year) performance measurement is weighted excessively in incentive plans;

•
Excessive discretion is afforded to, or exercised by, management or the Compensation Committee to deviate from defined performance metrics and goals in determining awards;
•
Ex gratia or other non-contractual payments have been made and the reasoning for this is inadequate.
•
Guaranteed bonuses are established;
•
Egregious or excessive bonuses, equity awards or severance payments have been granted;
•
Excessive increases (e.g. over 10%) in fixed payments, such as salary or pension entitlements, that are not adequately justified
•
Where there is an absence of structural safeguarding mechanisms such as clawback and malus policies included in the Incentive plan.
Linking Compensation to Environmental and Social Issues
The Climate Policy also conducts a further level of analysis by looking at compensation issues as they relate to environmental and social criteria. The Climate Policy will evaluate if, and to what extent, a company has provided a link between compensation and environmental and social criteria. In most markets, should a company not provide any environmental or social considerations in its remuneration scheme, the Climate Policy will vote against the proposed plan. For companies with a greater degree of exposure to environmental and climate-related issues, the Climate Policy will vote against compensation proposals if the company has not adequately incentivized executives to act in ways that mitigate a company’s climate impact.
Long-Term Incentive Plans
The Climate Policy recognizes the value of equity-based incentive programs. When used appropriately, they provide a means of linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.
In order to allow for meaningful shareholder review, incentive programs should generally include:
(i)
specific and appropriate performance goals;
(ii)
a maximum award pool; and
(iii)
a maximum award amount per employee.
In addition, the payments made should be reasonable relative to the performance of the business and total compensation paid to those included under the plan should be in line with compensation paid by the company’s peers.
Performance-Based Equity Compensation
The Climate Policy supports performance-based equity compensation plans for senior executives; where it is warranted by both their performance, and that of the company. While it is unnecessary to base equity-based compensation for all employees to company performance, placing such limitations on grants to senior executives is considered advisable (although in specific scenarios equity-based compensation granted to senior executives without performance criteria is acceptable under Benchmark Policy guidelines, such as in the case of moderate incentive grants made in an initial offer of employment). While it is not uncommon for a board to state that tying equity compensation to performance goals may hinder them in attracting, and retaining, talented executives, the Climate Policy takes the stance that performance – based compensation aids in aligning executive interests to that of shareholders, and as such will support the company in achieving its objectives.
The Climate Policy will generally vote in favor of all performance-based option or share schemes; with the exception of plans that include a provision to allow for the re-testing of performance conditions; for which a vote against is recommended.
Director Compensation
The Climate Policy supports non-employee directors receiving an appropriate form, and level, of compensation for the time and effort they spend serving on the board and its committees; and director fees being at a level that allows a company to retain and attract qualified individuals. The Climate Policy compares the cost of compensation to that of peer companies with similar market capitalizations in the same country so that compensation plans may be evaluated thoroughly, and a fair vote outcome reached.

Retirement Benefits for Directors
The Climate Policy will typically vote against the granting of retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Initial, and annual fees should be of a level that provides appropriate compensation to directors throughout their service to the company.
Limits on Executive Compensation
As a general rule, shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. The election of directors, and specifically those who sit on the compensation committee, is viewed as an appropriate mechanism for shareholders to express their support, or disapproval, of board policy on this issue. Further, companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, the Climate Policy favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.
Pay-for-Performance
An integral part of a well-structured remuneration package is a successful link between pay and performance. Glass Lewis’s proprietary pay-for-performance model, which serves as the Climate Policy’s primary quantitative analysis, was developed to better evaluate the link between pay and performance. Generally, remuneration and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context to determine how well companies link executive remuneration to relative performance. Glass Lewis’s methodology takes a scorecard-based approach in evaluating pay-and-performance alignment. Final alignment scores are determined by the weighted sum of up to five tests, each with their own severity rating. Overall scores and ratings range as follows:
•
Severe Concern: 0 to 20 points
•
High Concern: 21 to 40 points
•
Medium Concern: 41 to 60 points
•
Low Concern: 61 to 80 points
•
Negligible Concern: 81 to 100 points
The individual tests are as follows:
•
Total vested CEO pay vs. TSR:
•
Total vested CEO pay vs. financial performance;
•
CEO STI payouts (in relation to maximum opportunity) vs. TSR;
•
CEO LTI payouts (in relation to maximum opportunity) vs. TSR;
•
Alternative test for STI and LTI payout: Total vested CEO pay vs. company size measures as multiple of median;
•
Qualitative downward modifier.
Separately, a specific comparison between the company’s executive pay and its peers’ executive pay levels may be discussed in the analysis of the remuneration report proposals for additional insight into the score. Likewise, a specific comparison between the company’s performance and its peers’ performance may be reflected in the analysis for further context.
Companies that demonstrate a weaker link (an overall rating of “Severe Concern” or “High Concern”) are more likely to receive a negative recommendation under the Climate Policy; however, other qualitative factors are considered in developing recommendations as each company is reviewed on a case-by-case basis. These additional factors include, but are not limited to, the consideration of competitors based in other regions (and, therefore, excluded from the peer group utilized by the model), overall incentive structure, trajectory of the program and disclosed future changes, the operational, economic and business context for the year in review, reasonable payout levels, or the presence of compelling disclosure explaining any deviation from best practice. These factors may provide sufficient rationale for the Climate Policy to recommend in favor of a proposal, even there is an identified disconnect between pay and performance.
Governance Structure
Amendments to the Articles of Association
The Climate Policy will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. The Climate Policy is generally opposed to bundling several amendments under a single proposal as it prevents shareholders from evaluating each amendment on its own merits. In cases, where it is a bundled amendment, the Climate Policy will evaluate each amendment individually and only support the proposal if, in the aggregate, the amendments are in the best interests of shareholders.
Anti-Takeover Measures
Multi-Class Share Structures
The Climate Policy views multi-class share structures as not in the best interests of shareholders and, instead, is in favor of one vote per share. This structure operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are still able to weigh in on issues set forth by the board. The economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have differing voting rights from those of all other shareholders.
The Climate Policy considers a multi-class share structure as having the potential to negatively impact the overall corporate governance of a company. Companies should have share class structures that protect the interests of non-controlling shareholders as well as any controlling entity. Therefore, the Climate Policy will generally vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, the Climate Policy will typically vote against proposals to adopt a new class of common stock.
Cumulative Voting
When voting on cumulative voting proposals, the Climate Policy will factor in the independence of the board and the company’s governance structure. Cumulative voting is often found on ballots at companies where independence is lacking and where the appropriate balances favoring the interests of shareholders are not in place. However, cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of stock they own multiplied by the number of directors to be elected.
Cumulative voting allows shareholders to cast all their votes for one single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. Accordingly, cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. As a result, the Climate Policy will typically vote in favor proposals concerning cumulative voting.
In the case, where the company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), the Climate Policy will vote against cumulative voting proposals due to the incompatibility of the two election methods. For companies, that have not adopted the true majority vote standard but have some form of majority voting, the Climate Policy will also vote against cumulative voting proposals if the company has also not adopted anti-takeover provisions and has been responsive to shareholder. In instances where a company has not adopted majority voting standards and is facing both an election on the adoption of majority voting and a proposal to adopt cumulative voting, the Climate Policy will support only the majority voting proposal.
Fair Price Provision
Fair price provisions, which are rare, require that certain minimum price and procedural requirements to be observed by any party that acquires more than a specified percentage of a corporation's common stock. The intention of this provision is to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the rights of the shareholder. Fair price provisions sometimes protect the rights of shareholders in a takeover situation. However, more often than not they act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could potentially increase share price. As a result, the Climate Policy will generally oppose fair price provisions.
Supermajority Vote Requirements
The Climate Policy favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non- controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. For example, supermajority vote requirements can strongly limit the voice of shareholders in making decisions on critical matters such as the selling of the business. Supermajority vote requirements can also allow small groups of shareholders to overrule and dictate the will of the majority of shareholders. Thus, having a simple majority is appropriate for protecting the rights of all shareholders.
Poison Pills (Shareholder Rights Plan)
The Climate Policy will generally oppose companies’ adoption of poison pills, as they can reduce management accountability by substantially limiting opportunities for corporate takeovers. As a result, rights plans can prevent shareholders from receiving a buy-out premium for their stock. Generally, the Climate Policy will vote against these plans to protect their financial interests. While boards should be given wide latitude in directing the activities of the company and charting the company’s course, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, the Climate Policy will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains a reasonable ‘qualifying offer’ clause.
Increase in Authorized Shares
Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the Climate Policy will typically review four common reasons why a company may need additional capital stock:
1.Stock Split
Three Metrics:
a. Historical stock pre-split price (if any)
b. Current price relative to the company’s most
common trading price over the past 52 weeks
c. Some absolute limits on stock price (that will
either make the split appropriate or would
produce an unreasonable price)

2.Shareholder Defenses
Additional authorized shares could be used to
bolster takeover defenses such as a poison pill.
The proxy filings often discuss the usefulness
of additional shares in defending against a
hostile takeover.

3.Financing for Acquisitions	Examine whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have generally been required to accomplish such transactions.
4.Financing for Operations	Review the company’s cash position and its ability to secure financing through borrowing or other means.
The Climate Policy will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends, as having adequate shares to allow management to make quick decisions and effectively operate the business is critical. The Climate Policy favors that, when a company is undertaking significant transactions, management will justify its use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

Generally, the Climate Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the Climate Policy applies the policy described below on the issuance of shares.
Issuance of Shares
The issuance of additional shares generally dilutes existing shareholders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. In cases where a company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, the Climate Policy will typically vote against the authorization of additional shares. In the case of a private placement, the Climate Policy will also factor in whether the company is offering a discount to its share price.
Generally, the Climate Policy will support proposals to authorize the board to issue shares (with pre-emptive rights) when the requested increase is equal to or less than the current issued share capital. The authority of these shares should not exceed five years unless that is the market best practice. In accordance with the different market practices, the specific thresholds for share issuance can vary. And, as a result, the Climate Policy will vote on these proposals on a case-by-case basis.
The Climate Policy will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.
Repurchase of Shares
The Climate Policy typically supports proposals to repurchase shares when the plan includes the following provisions:
(i)
A maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and
(ii)
A maximum price which may be paid for each share (as a percentage of the market price).
Reincorporation
A company is in the best position to determine the appropriate jurisdiction of incorporation. The Climate Policy will factor in several elements when a management proposal to reincorporate the company is put to vote.
These elements include reviewing the relevant financial benefits, generally related to incorporate tax treatment, as well as changes in corporate governance provisions, especially those related to shareholder rights, resulting from the change in domicile. In cases where the financial benefits are too small to be meaningful and there is a decrease in shareholder rights, the Climate Policy will vote against the transaction.
Tax Havens
The Climate Policy evaluates a company’s potential exposure to risks related to a company’s tax haven policies on an as-needed basis and will support shareholder proposals requesting that companies report on the risks associated with their use of tax havens or that request that companies adopt policies to discontinue operations or withdraw from tax havens. The Climate Policy will also vote against reincorporation proposals when companies have proposed to redomicile in known tax havens.
Advance Notice Requirements
Typically, the Climate Policy will recommend vote against provisions that would require advance notice of shareholder proposals or of director nominees. Advance notice requirements typically range between three to six months prior to the annual meeting. These requirements often make it impossible for a shareholder who misses the deadline to present a shareholder proposal or director nominee that may be in the best interests of the company. Shareholders should be able to review and vote on all proposals and director nominees and are able to vote against proposals that appear with little prior notice. Therefore, by setting advance notice requirements it limits the opportunity for shareholders to raise issues that may arise after the window closes.

Transaction of Other Business
In general, the Climate Policy will vote against proposals that put the transaction of other business items proposal up for vote at an annual or special meeting, as granting unfettered discretion is unwise.
Anti-Greenmail Proposals
The Climate Policy will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. The anti-greenmail provision helps to protect the company as it requires that a majority of shareholders other than the majority shareholder approve the buyback, thus, eliminating cases where a majority shareholder could attempt to charge a board a large premium for the shares.
Virtual-Only Shareholder Meetings
A growing number of companies have elected to hold shareholder meetings by virtual means only. The Climate Policy supports companies allowing a virtual option alongside an in-person meeting, so long as the shareholder interests are not compromised. Without proper controls, conducting a virtual-only meeting of shareholders could eliminate or significantly limit the rights of shareholders to confront, and ask management on any concerns they may have. When companies decide to only hold virtual-only meetings, the Climate Policy will examine the level of disclosure provided by the company on the virtual meeting procedures and base the voting outcome on that level of disclosure.
Mergers, Acquisitions & Contested Meetings
For merger and acquisition proposals, the Climate Policy undertakes a thorough examination of all elements of the transactions and determines the transaction’s likelihood of maximizing shareholder return. In order to make a voting recommendation, the Climate Policy will examine the process conducted, the specific parties and individuals involved in negotiating an agreement, as well as the economic and governance terms of the proposal.
In the case of contested merger situations, or board proxy fights, the Climate Policy will evaluate the plan presented by the dissident party and how, if elected, it plans to enhance or protect shareholder value. The Climate Policy will also consider any concerns presented by the board, including any plans for improving the performance of the company, when making the ultimate recommendation.
Shareholder Proposals
The Climate Policy has a strong emphasis on mitigating climate-related risks and promoting climate-related accountability. At the same time, the Climate Policy places significant focus on materiality and the protection and enhancement of shareholder value. Because not all shareholder proposals, particularly those that deal with environmental and social issues, make sense in the context of a company’s unique operations and circumstances, the Climate Policy will carefully examine the request of each proposal to ensure that it promotes a company’s environmental and financial sustainability. The Climate Policy will carefully examine each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices, and is not conversely aimed at limiting environmental or social disclosure or practices. Accordingly, the Climate Policy will not support proposals aimed at limiting or rescinding companies’ ESG-related disclosures, goals or initiatives
With the exception of shareholder proposals addressed below, the Climate Policy will generally only support proposals that have been determined to be financially material for the company. Specifically, for most environmental and social proposals, the Climate Policy will support such proposals when: (i) the proposal is deemed to address a material topic for the Company and its industry, as determined by SASB; or (ii) Glass Lewis’ standard policy recommends in favor of the resolution.
Governance Proposals
The Climate Policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the Climate Policy will vote in favor of initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, the adoption and amendment of proxy access bylaws, the elimination/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote, and the principle of one share, one vote.

The Climate Policy will also support proposals aimed at increasing the diversity of boards or management as well as those requesting additional information concerning workforce diversity and the adoption of more inclusive nondiscrimination policies. Further, the Climate Policy will support enhanced oversight of environmental and social issues at the board level by supporting resolutions calling for the creation of a climate-related committee of the board or proposals requesting that the board adopt a subject-matter expert, such as one with deep knowledge and experience in climate change-related issues. The Climate Policy will also generally vote for proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare.
Environmental and Climate-Related Proposals
The Climate Policy will generally support proposals regarding the environment, including those seeking improved disclosure. The Climate Policy will generally vote in favor of shareholder proposals requesting additional disclosure concerning climate-related risks well as those requesting compliance with international environmental conventions and adherence to environmental principles. Similarly, the Climate Policy will support proposals requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental footprint.
The Climate Policy will also support proposals requesting that companies provide certain disclosures or adopt certain policies related to mitigating their climate change-related risks. For example, the Climate Policy will support proposals requesting that companies disclose information concerning their scenario analyses or that request the company provide disclosure concerning specific climate-related risks or impacts.. Further, the Climate Policy will support proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.
The Climate Policy will also generally support proposals seeking to tie executive compensation to climate mitigation activities or those that request that companies adjust their compensation practices to ensure that they are more aligned with a transition to a low-carbon economy.
Say on Climate
Shareholder Proposals
Beginning in 2021, companies began placing management proposals on their ballots that ask shareholders to vote on their climate transition plans, or a Say on Climate vote. The Climate Policy will generally recommend in favor of shareholder proposals requesting that companies adopt a Say on Climate vote.
Management Proposals
The Climate Policy looks to companies to clearly articulate their climate plans in a distinct and easily understandable document. In this disclosure, it is important that companies clearly explain their goals, how their GHG emissions targets support achievement of broader goals (i.e. net zero emissions goals), and any foreseeable obstacles that could hinder their progress on these initiatives.
When evaluating these proposals, the Climate Policy will take into account a variety of factors, including: (i) the request of the resolution (e.g., whether companies are asking shareholders to approve its disclosure or its strategy); (ii) the board’s role in overseeing the company’s climate strategy; (iii) the company’s industry and size; (iv) whether the company’s GHG emissions targets and the disclosure of these targets appear reasonable in light of its operations and risk profile; and (iv) where the company is on its climate reporting journey (e.g., whether the company has been reporting and engaging with shareholders on climate risk for a number of years or if this is a relatively new initiative). In addition, the Climate Policy will closely evaluate any stated net zero ambitions or targets. If these goals are absent, the Climate Policy will generally vote against management Say on Climate proposals.
Social Proposals
The Climate Policy will support proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the Climate Policy will support reporting and reviewing a company’s political and charitable spending as well as its lobbying practices. In addition, the Climate Policy will support proposals requesting that companies cease political spending or associated activities.

The Climate Policy will also generally support enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the Climate Policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers’ rights and human rights in general. In addition, the Climate Policy will support proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions, and corporate responsibility at large. The Climate Policy will also support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the Climate Policy supports the International Labor Organization standards and encourage companies to adopt such standards in its business operations.
The Climate Policy will provide for a review of the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. Pursuant to the Climate Policy, if directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met or if a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Policy may vote against directors taking into account the severity of the violations and the outcome of the claims.
The Climate Policy also generally votes in favor of proposals seeking increased disclosure regarding public health and safety issues, including those related to product responsibility. In particular, the Climate Policy supports proposals calling for the labeling of the use of genetically modified organisms (GMOs), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. The Climate Policy also supports proposals seeking a report on a company’s drug reimportation guidelines, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture. The Climate Policy further supports proposals related to worker safety and companies’ compliance with internationally recognized human rights or safety standards.
Compensation Proposals
The Climate Policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, the Climate Policy generally votes in favor of proposals seeking to tie executive compensation to performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards. Furthermore, the Climate Policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.
The Climate Policy will support proposals seeking to prohibit or require more disclosure about stock hedging and pledging by executives. The Climate Policy will also generally support proposals requesting that companies adopt executive stock retention policies and prohibiting the accelerated vesting of equity awards. Furthermore, the Climate Policy will vote in favor of shareholder proposals to link pay with performance, to eliminate or require shareholder approval of golden coffins, and to clawback unearned bonuses. Finally, the Climate Policy will support proposals requesting disclosure from companies regarding gender pay inequity and company initiatives to reduce the gap in compensation paid to women compared to men.

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© 2025 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.
This document is intended to provide an overview of the Glass Lewis Climate thematic proxy voting policy. These guidelines are meant to be an option for institutional investors interested in aligning their proxy voting with the named theme and can be fully customized by clients to reflect their investment strategies and views.
The information included herein is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they generally apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. None of Glass Lewis’ guidelines have been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.
Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements
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Glass Lewis
Corporate Governance Focused
Thematic Voting Policy Guidelines
2026
www.glasslewis.com

About Glass Lewis	A-203
Summary of Changes for 2026	A-204
Overview	A-204
Insider	A-204
Affiliate	A-204
Independent	A-204
Board Independence	A-205
Board Committee Composition	A-205
Director Overboarding	A-205
Classified Boards	A-205
Financial Reporting	A-205
Appointment of Auditors and Authority to Set Fees	A-205
Compensation	A-205
Compensation Reports and Compensation Policies	A-205
Long-Term Incentive Plans	A-206
Performance-Based Equity Compensation	A-206
Governance Structure	A-206
Amendments to the Articles of Association	A-206
Anti-Takeover Devices	A-206
Dual-Class Share Structure	A-206
Cumulative Voting	A-207
Fair Price Provision	A-207
Supermajority Vote Requirements	A-207
Poison Pills (Shareholder Rights Plan)	A-207
Increase in Authorized Shares	A-207
Issuance of Shares	A-208
Repurchase of Shares	A-208
Reincorporation	A-208
Advance Notice Requirements	A-208
Anti-Greenmail Proposals	A-208
Virtual-Only Shareholder Meetings	A-208
Merger, Acquisitions and Contested Meetings	A-209
Shareholder Proposals	A-209
Governance Proposals	A-209
Compensation Proposals	A-209
General Approach to Environmental and Social Shareholder Proposals	A-210

About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
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Summary of Changes for 2026
On an ongoing basis, Glass Lewis extensively reviews and consults with stakeholders and clients on its policy guidelines. Annually, Glass Lewis updates its policy guidelines in accordance with market trends, developments and the results of our ongoing consultations.
In advance of the 2026 proxy season, Glass Lewis has not made material revisions to the Corporate Governance Focused Thematic Voting Policy.
Overview
The Corporate Governance Focused Policy is designed to ensure compliance with the fiduciary responsibility to drive long-term, economic shareholder value with additional emphasis on widely accepted components of corporate governance. While the Policy reflects analysis and identification of both financial and corporate governance risk, the Corporate Governance Focused Policy also includes consideration of key shareholder rights in making proxy voting decisions.
The Corporate Governance Focused Policy will vote in favor of governance structures that will drive positive performance or enhance shareholder value and believes that policies are generally best left to management and the board absent a showing of egregious or illegal conduct that might threaten shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
Directors are formed into three categories based on an examination of the type of relationship they have with the company. The table below includes a breakdown of how the Corporate Governance Focused Policy classifies these director relationships with the company.
Insider	Affiliate	Independent
Someone who serves as a director and as an employee of the company	A director who has a material financial, familial or other relationship with the company, or its executives, but is NOT an employee of the company	No material financial, familial or other current relationships with the company, it's executives or other board members except for service
May also include executive chairs (who act as an employee of the company or is paid as an employee of the company)	A director who owns or controls, directly or indirectly 20% or more of the company's voting stock (except where local regulations or best practices set a different threshold).	A director who owns, directly or indirectly less than 10% of the company's voting stock (local regulations and best practices may set a different threshold)
	˃A director who has been employed by the company within the past 5 calendar years	˃A director who has not been employed by the company for a minimum of 5 calendar years
	˃A director who performs material consulting, legal, advisory, accounting or other professional services for the company	˃A director who is not involved in any Related Party Transactions (RPT) with the company (most common RPT’s - Consulting, Legal, and Accounting/Advisory services)
˃A director who is involved in an “Interlocking Directorship”
Common reasons the Corporate Governance Focused Policy will vote against a director:
(i)
A director who attends less than 75% of the board and applicable committee meetings.
(ii)
An affiliated director when the board is not sufficiently independent in accordance with market best practice standards.
(iii)
An affiliate or insider on any of the key committees (audit, compensation, nominating) or an affiliate or insider on any of the key committees and there is insufficient independence on that committee, both of the above can vary in accordance with the markets best practice standards.

The following conflicts of interests may hinder a director’s performance and may result in a vote against:
(i)
A director who presently sits on an excessive number of public company boards (see the relevant market guidelines for confirmation of the excessive amount).
(ii)
Director, or a director whose immediate family member, or the firm at which the director is employed, provides material professional services to the company at any time during the past three years.
(iii)
Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
(iv)
Director with an interlocking directorship.
Board Independence
A majority independent board is most effective in protecting shareholders’ interests. Generally, the Corporate Governance Focused Policy will vote against responsible directors if the board is less than majority independent, however, this is also dependent on the market best practice standards.
Board Committee Composition
It is best practice to have independent directors serving on the audit, compensation, nominating and governance committees. As such, the Corporate Governance Focused Policy will support boards with this structure and encourage change when this is not the case. However, board committee independence thresholds may vary depending on the market.
Director Overboarding
The Corporate Governance Focused Policy will closely review director board commitments and will vote against directors serving on more than six total boards, for directors who are not also executives; and against directors serving more than three total boards, for a director who serves as an executive of a public company.
Classified Boards
The Corporate Governance Focused Policy favors the repeal of staggered boards in favor of the annual election of directors. Staggered boards are generally less accountable to shareholders than annually elected directors to the board. In addition, the annual election of directors encourages board members to focus on protecting the interests of shareholders. Further to this, if shareholders are unsatisfied with board members the annual election of directors allows them to voice these concerns.
Financial Reporting
Appointment of Auditors and Authority to Set Fees
The role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.
The Corporate Governance Focused Policy will generally support the ratification of the auditor and approval to set the audit fees, except in cases where non-audit fees are greater than half of the total fees, or there has been an egregious oversight by the auditor that comprises the integrity of their audit or independence.
Compensation
Compensation Reports and Compensation Policies
As a general rule, shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. The election of directors, and specifically those who sit on the compensation committee, is viewed as an appropriate mechanism for shareholders to express their support, or disapproval, of board policy on this issue. Further, companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. The Corporate Governance Focused Policy favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders.

Depending on the market, compensation report and compensation policy vote proposals may be either advisory or binding, e.g. in the UK a non-binding compensation report based upon the most recent fiscal year is voted upon annually, and a forward-looking compensation policy will be subject to a binding vote every three years.
In all markets, company filings are evaluated closely to determine how well information pertinent to compensation practices has been disclosed, the extent to which overall compensation is tied to performance, which performance metrics have been employed, as well as how the company’s remuneration practices compare to that of its peers.
The Corporate Governance Focused Policy will vote against the approval of a compensation report or policy in instances where the company has poor financial performance over the previous three-year period, there is a severe and sustained disconnect between executive pay and performance, and the Benchmark Policy has determined that the compensation plan or policy does not warrant shareholder support.
Long-Term Incentive Plans
The Corporate Governance Focused Policy recognizes the value of equity-based incentive programs. When used appropriately, they provide a means of linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.
In order to allow for meaningful shareholder review, incentive programs should generally include:
•
specific and appropriate performance goals;
•
a maximum award pool; and
•
a maximum award amount per employee.
The Corporate Governance Focused Policy generally supports the adoption of and amendment to equity-based incentive programs except in cases where adoption of the proposal would result in significant dilution to shareholders. In these instances, the size of the company is taken into consideration when determining the appropriate level of dilution. For example, small cap companies may be afforded a larger degree of dilution given the unique needs to attract and retain talent through equity-based programs, whereas large cap companies are expected to craft incentive plans where dilution does not exceed 20%.
Performance-Based Equity Compensation
The Corporate Governance Focused Policy supports performance-based equity compensation plans for senior executives; where it is warranted by both their performance, and that of the company. While it is not uncommon for a board to state that tying equity compensation to performance goals may hinder them in attracting, and retaining, talented executives, the Corporate Governance Focused Policy takes the stance that performance-based compensation aids in aligning executive interests to that of shareholders, and as such will support the company in achieving its objectives.
Governance Structure
Amendments to the Articles of Association
The Corporate Governance Focused Policy will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. In cases where the article amendments are bundled, the Corporate Governance Focused Policy will evaluate each amendment individually and may recommend against the proposal if, in the aggregate, the amendments are not in the best interests of shareholders.
Anti-Takeover Devices
Dual-Class Share Structure
The Corporate Governance Focused Policy views dual-class share structures as not in the best interests of shareholders and instead is in favor of one vote per share. This structure operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are still able to weigh in on issues set forth by the board. The economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have differing voting rights from those of all other shareholders.
The Corporate Governance Focused Policy considers a dual-class share structure as having the potential to negatively impact the overall corporate governance of a company. Companies should have share class structures that protect the interests of non-controlling shareholders as well as any controlling entity. Therefore, the Corporate Governance Focused Policy will generally vote in favor of proposals to eliminate dual-class share structures. Similarly, the Corporate Governance Focused Policy will typically vote against proposals to adopt a new class of common stock.
Cumulative Voting
Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of stock they own multiplied by the number of directors to be elected. Cumulative voting allows shareholders to cast all their votes for one single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. Accordingly, cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. The Corporate Governance Focused Policy will generally oppose the adoption of cumulative voting unless the company has not adopted any form of majority voting, has adopted anti-takeover provisions, and has been historically unresponsive to shareholders.
In instances where a company has not adopted majority voting standards and is facing both a proposal on the adoption of majority voting and a proposal to adopt cumulative voting, the Corporate Governance Focused Policy will support only the majority voting proposal.
Fair Price Provision
Fair price provisions, which are rare, require certain minimum price and procedural requirements to be observed by any party that acquires more than a specified percentage of a corporation's common stock. The intention of this provision is to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the rights of the shareholder. Fair price provisions sometimes protect the rights of shareholders in a takeover situation. However, more often than not they act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could potentially increase share price. As a result, the Corporate Governance Focused Policy will generally vote to remove fair price provisions.
Supermajority Vote Requirements
The Corporate Governance Focused Policy favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. For example, supermajority vote requirements can strongly limit the voice of shareholders in making decisions on critical matters such as the selling of the business. Supermajority vote requirements can also allow small groups of shareholders to overrule and dictate the will of the majority of shareholders. Thus, having a simple majority is appropriate for protecting the rights of all shareholders.
Poison Pills (Shareholder Rights Plan)
The Corporate Governance Focused Policy will generally oppose companies’ adoption of poison pills, as they can reduce management accountability by substantially limiting opportunities for corporate takeovers. As a result, rights plans can prevent shareholders from receiving a buy-out premium for their stock. Generally, the Corporate Governance Focused Policy will vote against these plans to protect shareholders’ financial interests. While boards should be given wide latitude in directing the activities of the company and charting the company’s course, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, the Corporate Governance Focused Policy will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.
Increase in Authorized Shares

Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the Corporate Governance Focused Policy will typically review four common reasons why a company may need additional capital stock: (i) stock split; (ii) shareholder defenses; (iii) financing for acquisitions; and (iv) financing for operations.
The Corporate Governance Focused Policy believes that having adequate shares to allow management to make quick decisions and effectively operate the business is critical. The Corporate Governance Focused Policy favors that, when a company is undertaking significant transactions, management will justify its use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose. The Corporate Governance Focused Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the Corporate Governance Focused Policy applies the policy described below on the issuance of shares.
Issuance of Shares
Generally, the Corporate Governance Focused Policy will support proposals to authorize the board to issue shares (with pre-emptive rights) up to 100% of issued share capital. The authority of these shares should not exceed five years unless that is the market best practice. In accordance with the different market practices, the specific thresholds for share issuance can vary. As a result, the Corporate Governance Focused Policy will vote on these proposals on a case-by-case basis.
The Corporate Governance Focused Policy will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.
Repurchase of Shares
The Corporate Governance Focused Policy typically supports proposals to repurchase shares when the plan includes the following provisions:
(i)
A maximum number of shares which may be purchased; and
(ii)
A maximum price which may be paid for each share (as a percentage of the market price).
Reincorporation
A company is in the best position to determine the appropriate jurisdiction of incorporation. The Corporate Governance Focused Policy will factor in several elements when a management proposal to reincorporate the company is put to vote. These elements include reviewing the relevant financial benefits, generally related to incorporate tax treatment, as well as changes in corporate governance provisions, especially those related to shareholder rights, resulting from the change in domicile.
Advance Notice Requirements
Typically, the Corporate Governance Focused Policy will vote against provisions that would require advance notice of shareholder proposals or of director nominees. Advance notice requirements typically range between three to six months prior to the annual meeting. These requirements often make it impossible for a shareholder who misses the deadline to present a shareholder proposal or director nominee that may be in the best interests of the company. Shareholders should be able to review and vote on all proposals and director nominees and are able to vote against proposals that appear with little prior notice. Therefore, by setting advance notice requirements it limits the opportunity for shareholders to raise issues that may arise after the window closes.
Anti-Greenmail Proposals
The Corporate Governance Focused Policy will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. The anti-greenmail provision helps to protect the company as it requires that a majority of shareholders other than the majority shareholder approve the buyback, thus, eliminating cases where a majority shareholder could attempt to charge a board a large premium for the shares.
Virtual-Only Shareholder Meetings

A growing number of companies have elected to hold shareholder meetings by virtual means only. The Corporate Governance Focused Policy supports companies allowing a virtual option alongside an in-person meeting, so long as the shareholder interests are not compromised. Without proper controls, conducting a virtual-only meeting of shareholders could eliminate or significantly limit the rights of shareholders to confront, and ask management on any concerns they may have. When companies decide to only hold virtual-only meetings, the Corporate Governance Focused Policy will examine the level of disclosure assuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
Merger, Acquisitions and Contested Meetings
For merger and acquisition proposals, the Corporate Governance Focused Policy undertakes a thorough examination of all elements of the transactions and determine the transaction’s likelihood of maximizing shareholder return. In order to make a voting recommendation, the Corporate Governance Focused Policy will examine the process conducted, the specific parties and individuals involved in negotiating an agreement, as well as the economic and governance terms of the proposal.
In the case of contested merger situations, or board proxy fights, the Corporate Governance Focused Policy will evaluate the plan presented by the dissident party and how, if elected, it plans to enhance or protect shareholder value. The Corporate Governance Focused Policy will also consider any concerns presented by the board, including any plans for improving the performance of the company, when making the ultimate recommendation. In addition, the Corporate Governance Focused Policy will support shareholder proposals asking a company to consider the effects of a merger, spin-off, or other transaction on its employees and other stakeholders.
Shareholder Proposals
The Corporate Governance Focused Policy has a strong emphasis on electing a qualified board to manage the strategic direction of the company. The Corporate Governance Focused Policy believes that directors who are conscientiously exercising their fiduciary duties will typically have more and better information about the Company and its situation than shareholders. Those directors are also charged with making business decisions and overseeing management. The default view, therefore, is that the board and management, absent a suspicion of illegal or unethical conduct, will make decisions that are in the best interests of shareholders. Shareholder proposals are carefully reviewed to determine if the action or report requested is necessary in light of the company’s current practices.
Governance Proposals
The Corporate Governance Focused Policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the Corporate Governance Focused Policy will vote in favor of initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, the adoption of proxy access bylaws, the elimination/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote, and the principle of one share, one vote.
The Corporate Governance Focused Policy will support shareholders’ right to call a special meeting and act by written consent; however, only one of those provisions is necessary. As such, the Corporate Governance Focused Policy will recommend against shareholder proposals to adopt special meeting or written consent provisions where one such provision already exists. Similarly, the Corporate Governance Focused Policy will support the board-sponsored special meeting or written consent proposal when competing management and shareholder proposals are on the same agenda.
The Corporate Governance Focused Policy generally opposes shareholder proposals to separate the role of chair and CEO, except in limited circumstances where there is no independent oversight of the board through a role such as lead director, and where Glass Lewis’ review of the company’s circumstances warrants supporting the proposal.
Compensation Proposals
The Corporate Governance Focused Policy does not believe shareholders should be directly involved in the design and negotiation of compensation packages. Such matters should be left to the board's wholly-independent compensation committee, which can be held accountable for its decisions through the election of directors. Further, in many markets, shareholders have the opportunity to voice their approval or dissatisfaction with respect to Company's executive compensation policies, practice, and disclosure through a vote on the company’s executive compensation plan and policy.

The board generally has more and better information concerning a company's strategies and is thus in the best position to determine issues including the specifics of executive compensation plans and the principles that guide such compensation.
General Approach to Environmental and Social Shareholder Proposals
In general, the Corporate Governance Focused Policy believes it is prudent for management to assess its potential exposure to all risks, including environmental issues and regulations pertaining thereto in order to incorporate this information into its overall business risk profile. However, the Corporate Governance Focused Policy believes that the management and reporting of environmental issues associated with business operations are generally best left to management and the directors who can be held accountable for failure to address relevant risks on these issues when they face re-election. As such, the Corporate Governance Focused Policy will generally recommend in line with management on environmental and social issues.

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This document is intended to provide an overview of the Glass Lewis Corporate Governance Focused thematic proxy voting policy. These guidelines are meant to be an option for institutional investors interested in aligning their proxy voting with the named theme and can be fully customized by clients to reflect their investment strategies and views.
The information included herein is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they generally apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. None of Glass Lewis’ guidelines have been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.
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ISS
United States
CATHOLIC FAITH-BASED PROXY VOTING GUIDELINES UPDATES
2026 Policy Recommendations
Effective for Meetings on or after February 1, 2026
Published December 26, 2025
WWW.ISSGOVERNANCE.COM

Board of Directors	A-215
Uncontested Election of Directors	A-215
Board Accountability	A-215
Problematic Takeover Defenses, Capital Structure, and Governance Structure	A-215
Problematic Compensation Practices: High Non-Employee Director Pay	A-216
Board Responsiveness	A-216
Capital Structure	A-218
Unequal Voting Rights/Dual Class Structure	A-218
Executive and Director Compensation	A-218
Criteria for Evaluating Executive Pay	A-218
Pay-for-Performance Evaluation	A-218
Pay-for-Performance Elements/Pay Equity (Quantum) Elements	A-218
Pay Equity (Quantum) Elements	A-219
Time-Based Equity Awards with Long-Time Horizon	A-219
Problematic Pay Practices	A-221
Compensation Committee Communications and Responsiveness	A-223
Equity-Based Incentive Plans	A-224
Social and Environmental Proposals	A-226
Miscellaneous	A-226
Artificial Intelligence (AI)	A-226

Board of Directors
Uncontested Election of Directors
Board Accountability
Problematic Takeover Defenses, Capital Structure, and Governance Structure
Current Catholic Advisory Services Policy:
Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees(1), who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights(2).
Exceptions to this policy will generally be limited to:
•
Newly-public companies with a sunset provision of no more than seven years from the date of going public;
•
Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
•
Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
•
The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
New Catholic Advisory Services Policy:
Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees(3), who should be considered case-by-case), if the company employs a multi-class capital structure with unequal voting rights(4).
Exceptions to this policy will generally be limited to:
•
Newly-public companies with a sunset provision of no more than seven years from the date of going public;
•
Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
•
Convertible preferred shares that vote on an “as-converted” basis;
•
Situations where the enhanced voting rights are limited in duration and applicability, such as where they are intended to overcome low voting turnout and ensure approval of a specific non-controversial agenda item and “mirrored voting” applies;
•
Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
•
The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
Rationale for Change:

(1)
A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
(2)
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
(3)
A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
(4)
This generally includes classes of common or preferred stock that have more votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”). Preferred shares that have voting rights only with respect to items that affect the rights of their holders as a class are not generally considered a problematic capital structure.

The policy change eliminates a discrepancy in the treatment of capital structures with unequal voting rights and clarifies that such structures are considered problematic whether the shares with superior voting rights are classified as “common” or “preferred”.
Problematic Compensation Practices: High Non-Employee Director Pay
Current Catholic Advisory Services Policy:
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
New Catholic Advisory Services Policy:
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more consecutive or non-consecutive years/across multiple years) of awarding excessive or otherwise problematic(5) non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Adverse recommendations may be warranted in the first year for director pay issues that are considered egregious.
Rationale for Change:
Since the implementation of the high non-employee director (NED) pay policy in 2019, there have been multiple instances of problematic NED pay decisions made by companies across non-consecutive years (i.e. in Year 1 and Year 3 but not in Year 2) or egregious NED pay decisions made in a single year with no prior pattern.
There are specific practices in NED pay that shareholders may consider concerning or problematic. These include, but are not limited to:
•
Particularly large NED pay magnitude (measured relative to industry peer medians based on four-digit GICS classification) or NED pay that exceeds that of the company’s executive officers.
•
Performance awards, retirement benefits, excessive perquisites, etc.
•
Inadequate disclosure or lack of clearly disclosed rationale in the proxy for unusual NED payments.
This policy update allows for adverse vote recommendations for problematic or unreasonable pay in the first year of occurrence or in the event of a pattern identified across non-consecutive years. The identification of one of these practices does not guarantee an adverse recommendation. NED pay identified as merely marginally exceeding the relevant threshold in the absence of other escalatory factors or a multi-year pattern will continue to receive warnings without an adverse vote recommendation.
Board Responsiveness
Current Catholic Advisory Services Policy:
Catholic Advisory Services Recommendation: Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
•
The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
•
The company's response, including:
•
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•
Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
•
Disclosure of specific and meaningful actions taken to address shareholders' concerns;

(5)
May include performance awards, retirement benefits, or problematic perquisites.

•
Other recent compensation actions taken by the company;
•
Whether the issues raised are recurring or isolated;
•
The company's ownership structure; and
•
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
•
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
New Catholic Advisory Services Policy:
Catholic Advisory Services Recommendation: Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and/or the say-on-pay proposal:
•
When the company’s previous say-on-pay received support of less than 70 percent of votes cast. Factors that will be considered in assessing board responsiveness include:
•
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•
Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
•
Disclosure of specific and meaningful actions taken to address shareholders' concerns.
If the company discloses meaningful engagement effort, but in addition states that it was unable to obtain specific feedback, ISS will assess company actions taken in response to the say-on-pay vote as well as the company’s explanation as to why such actions are beneficial for shareholders. Additional factors that may be considered include:
•
Whether the issues raised are recurring or isolated;
•
The company's ownership structure;
•
Significant corporate activity, such as a recent merger or proxy contest; and
•
Any other compensation action or factor considered relevant to assessing board responsiveness.
If the say-on-pay support level was less than 50 percent of votes cast, this would warrant the highest degree of responsiveness, as assessed under the factors noted above.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Rationale for Change:
The current policy has been updated to address cases where a company has disclosed meaningful efforts to engage with shareholders but was ultimately unable to receive feedback. Recent SEC guidance regarding 13-G (passive) versus 13-D (active) filing status for institutional investors may make it more difficult for issuers to receive feedback after a low say-on-pay vote result. The ISS 2025 policy survey results indicated that there was strong agreement from both investors and non-investors that the absence of disclosed shareholder feedback should not be viewed negatively if the company discloses that it attempted but was unable to obtain sufficient investor feedback. Investor feedback has also supported the viewpoint that as a general matter companies can demonstrate say-on-pay responsiveness through positive pay program changes that are not necessarily linked to specific shareholder feedback, even outside the context of the recent SEC guidance.
In the 2025 U.S. compensation policy roundtables, investors uniformly expressed that companies that are unable to obtain shareholder feedback should still disclose meaningful engagement efforts as well as the rationale underlying compensation actions made in response to a low say-on-pay vote, including how such changes are beneficial for shareholders. The policy change allows for more flexibility in the way companies can demonstrate their responsiveness to low say-on-pay vote support.
The current policy has also been updated to clarify factors that are currently considered in the case of low support in connection with an unusual situation (such as a proxy contest, merger or bankruptcy). While disclosure of engagement efforts, how the board considered investor dissent, and/or compensation actions remain relevant in such scenarios, significant board turnover is also considered.
Capital Structure
Unequal Voting Rights/Dual Class Structure
Current Catholic Advisory Services Policy:
Catholic Advisory Services Recommendation: Generally vote against proposals to create a new class of common stock unless:
•
The company discloses a compelling rationale for the dual-class capital structure, including: a) the company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or b) the new class of shares will be transitory;
•
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
New Catholic Advisory Services Policy:
Catholic Advisory Services Recommendation: Generally vote against proposals to create a new class of common stock unless:
•
The company discloses a compelling rationale for the dual-class capital structure, including: a) the company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or b) the new class of shares will be transitory;
•
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
Generally vote against proposals to create a new class of preferred stock with voting rights superior to the common stock unless:
•
The preferred shares are convertible into common shares and vote on an “as converted” basis prior to conversion, or
•
The enhanced voting rights of the preferred shares have limited duration and applicability and the shares are voted in a way that mirrors the votes of the common shares (i.e., where such shares are intended to overcome low voting turnout and ensure approval of a specific non-controversial agenda item such as a reverse stock split needed to avoid a delisting).
Rationale for Change:
The policy change eliminates a discrepancy in the treatment of capital structures with unequal voting rights and clarifies that such structures are considered problematic whether the shares with superior voting rights are classified as “common” or “preferred”.
Executive and Director Compensation
Criteria for Evaluating Executive Pay
Pay-for-Performance Evaluation
Pay-for-Performance Elements/Pay Equity (Quantum) Elements
Current Catholic Advisory Services Policy:
Catholic Advisory Services conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company's performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the S&P1500, Russell 3000 index or Russel 3000E Indices(6), this analysis considers the following:
Pay-for-Performance Elements
•
The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period,(7) and the rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
•
Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.(8)
•
Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.
Pay Equity (Quantum) Elements
•
Multiple of Median: The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
•
Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.
New Catholic Advisory Services Policy:
Catholic Advisory Services conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company's performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the S&P1500, Russell 3000 index or Russel 3000E Indices, this analysis considers the following:
Pay-for-Performance Elements
•
The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a five-year period,(9) and the rankings of CEO total pay and company financial performance within a peer group, each measured over a five-year period.
•
Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.(10)
•
Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.
Pay Equity (Quantum) Elements
•
Multiple of Median: The multiple of the CEO's total pay relative to the peer group median over one- and three-year periods.
•
Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.
Rationale for Change:

(6)
The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
(7)
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
(8)
Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
(9)
The Catholic Advisory Services peer group is generally comprised of 14-24 companies that are selected using factors such as market cap, revenue, assets, GICS industry group, and the company selected peers' GICS industry group Catholic Advisory Services’ peer selection methodology is detailed in the U.S. Peer Group FAQ
(10)
Russell 3000E Index companies (excluding S&P1500 and Russell 3000 companies) are not subject to the Absolute Alignment analysis.

The U.S. pay-for-performance quantitative screens are being updated to assess pay for performance alignment over a longer-term time horizon. The update emphasizes a five-year, rather than three-year, assessment of CEO pay and company performance, while also maintaining an assessment of pay quantum over the short term. The update is intended to better align with how investors assess a company's long-term performance when evaluating compensation relative to peers. This change also emphasizes the assessment of sustained value creation and better smooths out short- to mid-term fluctuations, unusual one-time events, or external factors.
Other footnote changes are formatting and stylistic edits, including the removal of information that is considered more appropriate for detailing in the U.S. Peer Group FAQ.
Time-Based Equity Awards with Long-Time Horizon
Current Catholic Advisory Services Policy:
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•
The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;
•
The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;
•
Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;
•
The completeness of disclosure and rigor of performance goals;
•
The company's peer group benchmarking practices;
•
Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;
•
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•
Realizable pay compared to grant pay; and
•
Any other factors deemed relevant.
New Catholic Advisory Services Policy:
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•
The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;
•
The ratio of performance- to time-based long-term incentive awards;
•
The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;
•
Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;
•
The completeness of disclosure and rigor of performance goals;
•
The company's peer group benchmarking practices;
•
Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;

•
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•
Realizable and/or realized pay compared to granted pay; and
•
Any other factors deemed relevant.
Rationale for Change:
This policy update reflects the importance of a longer-term time horizon for time-based equity awards and represents a more flexible approach in ISS' evaluation of equity pay mix in the pay-for-performance qualitative review. Feedback received from the 2024 and 2025 ISS policy surveys and 2024 and 2025 U.S compensation policy roundtables indicates evolving investor views on the appropriate mix of time- and performance-based equity. Many institutional investors have expressed concerns regarding performance equity programs in the U.S., and many have expressed a desire for a more flexible qualitative approach whereby time-based equity can comprise a majority (or all) of the equity pay mix so long as it is sufficiently long-term in nature, through extended vesting and/or retention requirements. This policy update will add more flexibility to the pay-for-performance qualitative review regarding the assessment of equity pay mix, whereby a time-based equity awards with extended time horizons will be viewed positively. Equity awards will continue to be evaluated qualitatively on a case-by-case basis and in the context of company-specific factors and circumstances. For the avoidance of doubt, ISS will also continue to consider well-designed and clearly disclosed performance equity structures as a positive factor in the pay-for-performance qualitative analysis.
The policy update also clarifies that realized pay outcomes may be considered alongside realizable and granted pay. Other changes are formatting and stylistic edits, including the removal of the footnote associated with realizable pay, which is considered more appropriate for detailing in the U.S. Executive Compensation Policies FAQ.
Problematic Pay Practices
Current Catholic Advisory Services Policy:
Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
•
Problematic practices related to non-performance-based compensation elements;
•
Incentives that may motivate excessive risk-taking or present a windfall risk; and
•
Pay decisions that circumvent pay-for-performance, such as options backdating or waving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
•
Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•
Extraordinary perquisites or tax gross-ups;
•
New or materially amended agreements that provide for :
•
Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
•
CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
•
CIC excise tax gross-up entitlements (including “modified” gross-ups);
•
Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
•
Liberal CIC definition combined with any single-trigger CIC benefits, including but not limited to a significant lack of disclosure;
•
Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;

•
Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
•
E&S Incentives: A lack of any LTI and STI performance metrics, incentives, and/or a lack of disclosure on LTI and STI performance metrics related to E&S criteria.
•
Any other provision or practice deemed to be egregious and present a significant risk to investors.
The above examples are not an exhaustive list. Please refer to the U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations
New Catholic Advisory Services Policy:
Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
•
Problematic practices related to non-performance-based compensation elements;
•
Incentives that may motivate excessive risk-taking or present a windfall risk; and
•
Pay decisions that circumvent pay-for-performance, such as options backdating or waving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
•
Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•
Extraordinary perquisites or tax gross-ups;
•
New or materially amended agreements that provide for:
•
Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
•
CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
•
CIC excise tax gross-up entitlements (including “modified” gross-ups);
•
Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
•
Liberal CIC definition combined with any single-trigger CIC benefits, including but not limited to a significant lack of disclosure;
•
Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
•
Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
•
E&S Incentives: A lack of any LTI and STI performance metrics, incentives, and/or a lack of disclosure on LTI and STI performance metrics related to E&S criteria;
•
Significant disparity in a company’s Pay Ratio Disclosure(11); and
•
Any other provision or practice deemed to be egregious and present a significant risk to investors.
The above examples are not an exhaustive list. Please refer to the U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

(11)
Pay Ratio Disclosure is based on the 2010 Dodd-Frank Act disclosure mandate that has required public companies to disclose the ratio of the compensation of their chief executive officer (CEO) to the median compensation of employees

Rationale for Change:
This policy update responds to client concerns about the persistent trend of widening pay disparity between CEOs and employees by including a significant disparity as a factor for consideration in holistic assessments of management say-on-pay proposals. Between 1978 and 2024(12), CEO compensation increased by 1,094%, while typical worker compensation rose by only 26%. This sharp gap highlights the fundamentally different trajectories of executive and employee pay over nearly five decades. In 2024, the CEO pay at S&P 500 companies rose by approximately 7% compared with the prior year(13). The average CEO-to-worker pay ratio that year stood at 285-to-1 across S&P 500 companies, underscoring the scale of imbalance.
A high level of CEO-to-worker pay disparity carries a number of potential implications for companies and their shareholders, such as regulatory and reputational risks. Disproportionate or excessive executive compensation contributes to broader economic inequality, eroding employee trust, loyalty, and productivity, while also drawing increasing scrutiny from investors concerned about shareholder value. Clients have expressed concerns regarding excessive executive pay in the 2025 Catholic Faith-Based roundtable.
Compensation Committee Communications and Responsiveness
Current Catholic Advisory Services Policy:
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•
Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•
The company’s response, including:
•
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•
Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•
Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•
Other recent compensation actions taken by the company;
•
Whether the issues raised are recurring or isolated;
•
The company's ownership structure; and
•
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
New Catholic Advisory Services Policy:
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•
Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•
Failure to adequately respond to the company's previous say-on-pay proposal that received low support, taking into account the factors identified under the Board Responsiveness section in the Board of Directors policy with respect to say-on-pay.
Rationale for Change:
The factors considered under the Compensation Committee Communications and Responsiveness policy are repeated in the U.S. Catholic Faith-Based Voting Guidelines, appearing under both the Board of Directors and Compensation policy sections. This update simply removes the duplication of factors in the Compensation policy section and refers to those factors as

(12)
Economic Policy Institute. “CEO Pay Has Skyrocketed Since 1978.” September 25, 2025.
(13)
AFL-CIO. “New AFL-CIO Report: Nation’s Top CEOs Made 285 Times Workers’ Pay in 2024.” Press Release, September 18, 2024. https://aflcio.org/press/releases/new-afl-cio-report-nations-top-ceos-made-285-times-workers-pay-2024.

identified under the Board of Directors policy section. Removing this duplication and instead cross-referencing these two sections makes the policy cleaner and clearer.
Equity-Based Incentive Plans
Current Catholic Advisory Services Policy:
Catholic Advisory Services Recommendation: Vote case-by-case on certain equity-based compensation plans(14) depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:
•
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•
SVT based only on new shares requested plus shares remaining for future grants.
•
Plan Features:
•
Quality of disclosure around vesting upon a change in control (CIC);
•
Discretionary vesting authority;
•
Liberal share recycling on various award types;
•
Lack of minimum vesting period for grants made under the plan; and
•
Dividends payable prior to award vesting.
•
Grant Practices:
•
The company’s three-year burn rate relative to its industry/market cap peers;
•
Vesting requirements in CEO's recent equity grants (3-year look-back);
•
The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•
The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
•
Whether the company maintains a sufficient claw-back policy; and
•
Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
•
Awards may vest in connection with a liberal change-of-control definition;
•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•
The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
•
The plan is excessively dilutive to shareholders' holdings;
•
The plan contains an evergreen (automatic share replenishment) feature; or
•
Any other plan features are determined to have a significant negative impact on shareholder interests.
Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met.
New Catholic Advisory Services Policy:

(14)
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

Catholic Advisory Services Recommendation: Vote case-by-case on equity plan proposals subject to the Equity Plan Scorecard framework, where positive factors may counterbalance negative factors under three pillars:
•
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•
SVT based only on new shares requested plus shares remaining for future grants.
•
Plan Features:
•
Quality of disclosure around vesting upon a change in control (CIC);
•
Discretionary vesting authority;
•
Liberal share recycling on various award types;
•
Lack of minimum vesting period for grants made under the plan;
•
Dividends payable prior to award vesting; and
•
Cash-denominated award limits for non-employee directors.
•
Grant Practices:
•
The company’s three-year burn rate relative to its industry/market cap peers;
•
Vesting requirements in CEO's recent equity grants;
•
The estimated duration of the plan;
•
The proportion of the CEO's most recent equity grants/awards classified by ISS as performance-based;
•
Whether the company maintains a sufficient claw-back policy; and
•
Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
•
Awards may vest in connection with a liberal change-of-control definition;
•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•
The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
•
The plan is excessively dilutive to shareholders' holdings;
•
The plan contains an evergreen (automatic share replenishment) feature;
•
The plan lacks sufficient positive features under the Plan Features pillar; or
Any other factors that are determined to have a significant negative impact on shareholder interests. Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met.
Rationale for Change:
Individual award limits for non-employee directors have previously been noted in the Equity Plan Scorecard (EPSC) analysis though as informational data and not a scored factor. This change implements a new scored factor under the Plan Features pillar that assesses whether a plan in which non-employee directors participate discloses cash-denominated award limits, which is considered best practice. For 2026, the new non-employee director individual award limit factor will only apply to the S&P 500 and Russell 3000 EPSC models.
Additionally, numerous cases have been identified for plans evaluated under the Equity Plan Scorecard in which an overall passing score is reached despite receiving a very poor or zero Plan Features pillar score. To address this, ISS is introducing a new negative overriding factor where an equity plan proposal will receive an “Against” recommendation if it is found to be lacking sufficient positive features under the Plan Features pillar (as indicated by a threshold Plan Features pillar score), despite an overall passing score. For 2026, the new overriding factor will only apply to S&P 500, Russell 3000, and non-Russell 3000 EPSC models.
Other changes are formatting and stylistic edits, including certain details around factor logic that, while unchanged for 2026, are considered more appropriate for detailing in the U.S. Equity Compensation Plans FAQ, which is expected to be updated in mid-December.
Social and Environmental Proposals
Miscellaneous
Artificial Intelligence (AI)
Current Catholic Advisory Services Policy:
None
New Catholic Advisory Services Policy:
Companies have received shareholder proposals requesting increased disclosure of responsible AI policies, procedures, and practices with respect to board oversight, environmental sustainability, and human rights risk mitigation.
AI and data center issues are wide-ranging. Some areas where companies may face AI-related risks that could materially impact their operations include:
•
How high levels of AI-driven energy use may impact GHG emissions targets, climate goals, and climate transition plans;
•
How using AI to increase fossil fuel development and production may impact climate targets, and may pose legal and reputational risks;
•
Data centers exacerbating water stress, especially in drought-prone areas;
•
Child safety;
•
End use due diligence (how use of AI for surveillance and censorship, especially in conflict-affected and high-risk areas, may impact legal and reputational risk);
•
Data acquisition and usage (privacy, safety, intellectual property);
•
Human capital management (bias, discrimination, workplace monitoring, health and safety, automation, and other workforce impacts);
•
Just AI transition;
•
Misinformation and disinformation;
•
Privacy concerns, and potential promotion of hate speech and discrimination, related to targeted advertising; and
•
Potential human rights impacts related to weapons development and deployment.
Catholic Advisory Services Recommendation: Generally vote for shareholder proposals requesting companies to prepare reports or adopt policies in line with internationally accepted frameworks. The scope of this recommendation takes into consideration the entire AI lifecycle and value chain, from upstream components and data sourcing, to downstream applications, safety and security issues, and other broader societal and environmental impacts.
Rationale for Change:
This policy update codifies existing policy application and identifies some potential risks emerging as AI capabilities grow. The newly-codified policy will provide more transparency to the market about how assessments of these shareholder proposals are made. Additionally, this change comes in response to recent client roundtable feedback prioritizing AI.

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[Footnotes Corrected]

ISS
United States
GLOBAL BOARD-ALIGNED PROXY VOTING GUIDELINES
2026 Policy Recommendations
Effective for Meetings on or after February 1, 2026
Published January 16, 2026
WWW.ISSGOVERNANCE.COM

Introduction	A-235
1. Board of Directors	A-235
Voting on Director Nominees in Uncontested Elections	A-235
Independence	A-235
ISS Classification of Directors – U.S.	A-236
Composition	A-238
Attendance	A-238
Overboarded Directors	A-238
Responsiveness	A-238
Accountability	A-239
Poison Pills	A-239
Unequal Voting Rights	A-239
Classified Board Structure	A-240
Removal of Shareholder Discretion on Classified Boards	A-240
Problematic Governance Structure	A-240
Unilateral Bylaw/Charter Amendments	A-240
Restricting Binding Shareholder Proposals	A-241
Director Performance Evaluation	A-241
Management Proposals to Ratify Existing Charter or Bylaw Provisions	A-241
Problematic Audit-Related Practices	A-242
Problematic Compensation Practices	A-242
High Non-Employee Director Pay	A-242
Problematic Pledging of Company Stock	A-242
Governance Failures	A-242
Voting on Director Nominees in Contested Elections	A-243
Vote-No Campaigns	A-243
Proxy Contests/Proxy Access	A-243
Other Board-Related Proposals	A-243
Adopt Anti-Hedging/Pledging/Speculative Investments Policy	A-243
Board Refreshment	A-243
Term/Tenure Limits	A-243
Age Limits	A-244
Board Size	A-244
Classification/Declassification of the Board	A-244
CEO Succession Planning	A-244
Cumulative Voting	A-244
Director and Officer Indemnification, Liability Protection, and Exculpation	A-245
Establish/Amend Nominee Qualifications	A-245
Establish Other Board Committee Proposals	A-245
Filling Vacancies/Removal of Directors	A-246
Independent Board Chair	A-246

Majority of Independent Directors/Establishment of Independent Committees	A-246
Majority Vote Standard for the Election of Directors	A-246
Proxy Access	A-247
Require More Nominees than Open Seats	A-247
Shareholder Engagement Policy (Shareholder Advisory Committee)	A-247
2. Audit-Related	A-247
Auditor Indemnification and Limitation of Liability	A-247
Auditor Ratification	A-247
Shareholder Proposals Limiting Non-Audit Services	A-248
Shareholder Proposals on Audit Firm Rotation	A-248
3. Shareholder Rights & Defenses	A-248
Advance Notice Requirements for Shareholder Proposals/Nominations	A-248
Amend Bylaws without Shareholder Consent	A-248
Control Share Acquisition Provisions	A-249
Control Share Cash-Out Provisions	A-249
Disgorgement Provisions	A-249
Fair Price Provisions	A-249
Freeze-Out Provisions	A-249
Greenmail	A-249
Shareholder Litigation Rights	A-250
Federal Forum Selection Provisions	A-250
Exclusive Forum Provisions for State Law Matters	A-250
Fee Shifting	A-250
Net Operating Loss (NOL) Protective Amendments	A-251
Poison Pills (Shareholder Rights Plans)	A-251
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	A-251
Management Proposals to Ratify a Poison Pill	A-251
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	A-251
Proxy Voting Disclosure, Confidentiality, and Tabulation	A-252
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions	A-252
Reimbursing Proxy Solicitation Expenses	A-252
Reincorporation Proposals	A-253
Shareholder Ability to Act by Written Consent	A-253
Shareholder Ability to Call Special Meetings	A-253
Stakeholder Provisions	A-254
State Antitakeover Statutes	A-254
Supermajority Vote Requirements	A-254
Virtual Shareholder Meetings	A-254
4. Capital/Restructuring	A-254
Capital	A-254
Adjustments to Par Value of Common Stock	A-254
Common Stock Authorization	A-254

General Authorization Requests	A-254
Specific Authorization Requests	A-255
Dual Class Structure	A-255
Issue Stock for Use with Rights Plan	A-255
Preemptive Rights	A-256
Preferred Stock Authorization	A-256
General Authorization Requests (duplicate from list)	A-256
Recapitalization Plans	A-257
Reverse Stock Splits	A-257
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.	A-257
Share Repurchase Programs	A-258
Share Repurchase Programs — Shareholder Proposals	A-258
Stock Distributions: Splits and Dividends	A-258
Tracking Stock	A-258
Restructuring	A-258
Appraisal Rights	A-258
Asset Purchases	A-258
Asset Sales	A-259
Bundled Proposals	A-259
Conversion of Securities	A-259
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	A-259
Formation of Holding Company	A-259
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	A-260
Joint Ventures	A-260
Liquidations	A-260
Mergers and Acquisitions	A-261
Private Placements/Warrants/Convertible Debentures	A-261
Reorganization/Restructuring Plan (Bankruptcy)	A-262
Special Purpose Acquisition Corporations (SPACs)	A-262
Special Purpose Acquisition Corporations (SPACs) — Proposals for Extensions	A-263
Spin-offs	A-263
Value Maximization Shareholder Proposals	A-263
5. Compensation	A-264
Executive Pay Evaluation	A-264
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)	A-264
Pay-for-Performance Evaluation	A-264
Problematic Pay Practices	A-265
Compensation Committee Communications and Responsiveness	A-266
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)	A-266
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	A-266
Equity-Based and Other Incentive Plans	A-267

Shareholder Value Transfer (SVT)	A-268
Three-Year Value-Adjusted Burn Rate	A-268
Egregious Factors	A-268
Liberal Change in Control Definition	A-268
Repricing Provisions	A-268
Problematic Pay Practices or Significant Pay-for-Performance Disconnect	A-269
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m)))	A-269
Specific Treatment of Certain Award Types in Equity Plan Evaluations	A-270
Dividend Equivalent Rights	A-270
Operating Partnership (OP) Units in Equity Plan Analysis of REITs	A-270
Other Compensation Plans	A-270
401(k) Employee Benefit Plans	A-270
Employee Stock Ownership Plans (ESOPs)	A-270
Employee Stock Purchase Plans—Qualified Plans	A-270
Employee Stock Purchase Plans—Non-Qualified Plans	A-270
Option Exchange Programs/Repricing Options	A-270
Stock Plans in Lieu of Cash	A-271
Transfer Stock Option (TSO) Programs	A-271
Director Compensation	A-272
Shareholder Ratification of Director Pay Programs	A-272
Equity Plans for Non-Employee Directors	A-272
Non-Employee Director Retirement Plans	A-273
Shareholder Proposals on Compensation	A-273
Bonus Banking/Bonus Banking “Plus”	A-273
Compensation Consultants—Disclosure of Board or Company’s Utilization	A-273
Disclosure/Setting Levels or Types of Compensation for Executives and Directors	A-273
Golden Coffins/Executive Death Benefits	A-273
Hold Equity Past Retirement or for a Significant Period of Time	A-273
Pay Disparity	A-274
Pay for Performance/Performance-Based Awards	A-274
Pay for Superior Performance	A-274
Pre-Arranged Trading Plans (10b5-1 Plans)	A-275
Prohibit Outside CEOs from Serving on Compensation Committees	A-275
Recoupment of Incentive or Stock Compensation in Specified Circumstances	A-275
Severance Agreements for Executives/Golden Parachutes	A-275
Share Buyback Impact on Incentive Program Metrics	A-276
Supplemental Executive Retirement Plans (SERPs)	A-276
Tax Gross-Up Proposals	A-276
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	A-276
6. Routine/Miscellaneous	A-277
Adjourn Meeting	A-277

Amend Quorum Requirements	A-277
Amend Minor Bylaws	A-277
Change Company Name	A-277
Change Date, Time, or Location of Annual Meeting	A-277
Other Business	A-277
7. Environmental and Social Issues	A-277
Global Approach – E&S-related Proposals	A-277
Say on Climate (SoC) Management Proposals	A-278
Say on Climate (SoC) Shareholder Proposals	A-278
8. Mutual Fund Proxies	A-278
Election of Directors	A-278
Closed End Funds — Unilateral Opt-In to Control Share Acquisition Statutes	A-278
Converting Closed-end Fund to Open-end Fund	A-278
Proxy Contests	A-278
Investment Advisory Agreements	A-279
Approving New Classes or Series of Shares	A-279
Preferred Stock Proposals	A-279
1940 Act Policies	A-279
Changing a Fundamental Restriction to a Nonfundamental Restriction	A-279
Change Fundamental Investment Objective to Nonfundamental	A-279
Name Change Proposals	A-279
Change in Fund's Subclassification	A-280
Business Development Companies—Authorization to Sell Shares of Common Stock below Net Asset Value	A-280
Disposition of Assets/Termination/Liquidation	A-280
Changes to the Charter Document	A-280
Changing the Domicile of a Fund	A-281
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	A-281
Distribution Agreements	A-281
Master-Feeder Structure	A-281
Mergers	A-281
Shareholder Proposals for Mutual Funds	A-281
Establish Director Ownership Requirement	A-281
Reimburse Shareholder for Expenses Incurred	A-281
Terminate the Investment Advisor	A-281

Introduction
ISS' Global Board-Aligned Policy is designed to enable subscribing investors to vote in a manner that upholds many foundational corporate governance principles as a means of protecting and maximizing their investments, whilst generally aligning with issuers' board recommendations for voting on environmental and social matters.
On matters of corporate governance, executive compensation, and corporate structure, the Global Board-Aligned Policy guidelines are focused on a range of widely accepted good standards of corporate governance and shareholder rights protection, and on the creation and preservation of economic value. On environmental or social matters, the Global Board-Aligned Policy will generally be in line with the board's recommendations, with support limited to circumstances where it is considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market. Although board diversity is a widely accepted factor in assessing board composition and good standards of corporate governance in many markets globally and for many investors, the Global Board-Aligned Policy excludes consideration of board diversity, or any lack thereof, in determining vote recommendations under the policy, taking the approach that the consideration of such matters is the responsibility of the board.
Details of the full policy are as further described in these guidelines.
1. Board of Directors
Voting on Director Nominees in Uncontested Elections
Four fundamental principles apply when determining votes on director nominees:
Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.
Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate sufficient expertise, perspectives and independence, while ensuring active and collaborative participation by all members.
Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.
Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees(1) considered on case-by-case basis):
Independence
Vote against(2) or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
•
Independent directors comprise 50 percent or less of the board;

(1)
A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
(2)
In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

•
The non-independent director serves on the audit, compensation, or nominating committee;
•
The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•
The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
ISS Classification of Directors – U.S.
1. Executive Director
1.1.  Current officer1 of the company or one of its affiliates2.
2.  Non-Independent Non-Executive Director
Board Identification
2.1.  Director identified as not independent by the board.
Controlling/Significant Shareholder
2.2.  Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
Current Employment at Company or Related Company
2.3.  Non-officer employee of the firm (including employee representatives).
2.4.  Officer1, former officer, or general or limited partner of a joint venture or partnership with the company.
Former Employment
2.5.  Former CEO of the company. 3, 4
2.6.  Former non-CEO officer1 of the company or an affiliate2 within the past five years.
2.7.  Former officer1 of an acquired company within the past five years.4
2.8.  Officer1 of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.  Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.5
Family Members
2.10.  Immediate family member6 of a current or former officer1 of the company or its affiliates2 within the last five years.
2.11.  Immediate family member6 of a current employee of company or its affiliates2 where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).
Professional, Transactional, and Charitable Relationships
2.12.  Director who (or whose immediate family member6) currently provides professional services7 in excess of $10,000 per year to: the company, an affiliate2, or an individual officer of the company or an affiliate; or who is (or whose immediate family member6 is) a partner, employee, or controlling shareholder of an organization which provides the services.
2.13.  Director who (or whose immediate family member6) currently has any material transactional relationship8 with the company or its affiliates2; or who is (or whose immediate family member6 is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship8 (excluding investments in the company through a private placement).
2.14.  Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments8 from the company or its affiliates2.
Other Relationships

2.15.  Party to a voting agreement9 to vote in line with management on proposals being brought to shareholder vote.
2.16.  Has (or an immediate family member6 has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.10
2.17.  Founder11 of the company but not currently an employee.
2.18.  Director with pay comparable to Named Executive Officers.
2.19.  Any material12 relationship with the company.
3.  Independent Director
3.1.  No material12 connection to the company other than a board seat.
Footnotes:
1.
The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.
2.
“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.
3.
Includes any former CEO of the company prior to the company’s initial public offering (IPO).
4.
When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.
5.
ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.
6.
Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
7.
Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.
8.
A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the Nasdaq -based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).
9.
Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.
10.
Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).
11.
The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.
12.
For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year(3)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•
Medical issues/illness;
•
Family emergencies; and
•
Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
•
Sit on more than five public company boards; or
•
Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards(4).
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
•
The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
•
Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•
Rationale provided in the proxy statement for the level of implementation;
•
The subject matter of the proposal;
•
The level of support for and opposition to the resolution in past meetings;
•
Actions taken by the board in response to the majority vote and its engagement with shareholders;
•
The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•
Other factors as appropriate.
•
The board failed to act on takeover offers where the majority of shares are tendered;
•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and/or the say on pay proposal when the company’s previous say-on-pay received support of less than 70 percent of votes cast. Factors that will be considered in assessing board responsiveness include:
•
Disclosure of engagement efforts with major institutional investors, including regarding the issues that contributed to the low level of support (including the timing and frequency and timing of engagements and the company participants (including whether independent directors participated);

(3)
Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
(4)
Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

•
Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
•
Disclosure of specific and meaningful actions taken to address shareholders' concerns.
If the company discloses meaningful engagement efforts, but in addition states that it was unable to obtain specific feedback, ISS will assess company actions taken in response to the say-on-pay vote as well as the company's explanation as to why such actions are beneficial for shareholders.
Additional factors that may be considered include:
•
Whether the issues raised are recurring or isolated;
•
The company's ownership structure;
•
Significant corporate activity, such as a recent merger or proxy contest; and
•
Any other compensation action or factor considered relevant to assessing board responsiveness.
If the say-on-pay support level was less than 50 percent of votes cast, this would warrant the highest degree of responsiveness, as assessed under the factors noted above.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE
Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
•
The company has a poison pill with a deadhand or slowhand feature(5);
•
The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
•
The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders(6).
Vote case-by-case on nominees if the board adopts an initial short-term pill(5) (with a term of one year or less) without shareholder approval, taking into consideration:
•
The trigger threshold and other terms of the pill;
•
The disclosed rationale for the adoption;
•
The context in which the pill was adopted, (e.g., factors such as the company's size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);
•
A commitment to put any renewal to a shareholder vote;
•
The company's overall track record on corporate governance and responsiveness to shareholders; and
•
Other factors as relevant.
Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a multi-class capital structure with unequal voting rights(7).

(5)
If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
(6)
Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
(7)
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
(7)
Preferred shares that have voting rights only with respect to items that affect the rights of their holders as a class are not generally considered a problematic capital structure.

Exceptions to this policy will generally be limited to:
•
Newly-public companies(8) with a sunset provision of no more than seven years from the date of going public;
•
Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
•
Convertible preferred shares that vote on an “as-converted” basis;
•
Situations where the enhanced voting rights are limited in duration and applicability, such as where they are intended to overcome low voting turnout and ensure approval of a specific non-controversial agenda item and “mirrored voting” applies;
•
Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
•
The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Problematic Governance Structure: For companies that hold or held their first annual meeting8 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
•
Supermajority vote requirements to amend the bylaws or charter;
•
A classified board structure; or
•
Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
•
The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
•
Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•
The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
•
The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•
The company's ownership structure;
•
The company's existing governance provisions;
•
The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
•
Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

(8)
Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
•
Classified the board;
•
Adopted supermajority vote requirements to amend the bylaws or charter;
•
Eliminated shareholders' ability to amend bylaws;
•
Adopted a fee-shifting provision; or
•
Adopted another provision deemed egregious.
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
•
The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
•
A classified board structure;
•
A supermajority vote requirement;
•
Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
•
The inability of shareholders to call special meetings;
•
The inability of shareholders to act by written consent;
•
A multi-class capital structure; and/or
•
A non-shareholder-approved poison pill.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
•
The presence of a shareholder proposal addressing the same issue on the same ballot;
•
The board's rationale for seeking ratification;
•
Disclosure of actions to be taken by the board should the ratification proposal fail;
•
Disclosure of shareholder engagement regarding the board’s ratification request;
•
The level of impairment to shareholders' rights caused by the existing provision;
•
The history of management and shareholder proposals on the provision at the company’s past meetings;
•
Whether the current provision was adopted in response to the shareholder proposal;
•
The company's ownership structure; and
•
Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
•
The non-audit fees paid to the auditor are excessive;
•
The company receives an adverse opinion on the company’s financial statements from its auditor; or
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•
The company maintains significant problematic pay practices; or
•
The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
•
The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
•
The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
High Non-Employee Director Pay: Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more consecutive or non-consecutive years/across multiple years) of awarding excessive or otherwise problematic(9) non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Adverse recommendations may be warranted in the first year for director pay issues that are considered egregious.
Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
•
The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
•
The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
•
Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
•
Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
•
Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

(9)
May include performance awards, retirement benefits, or problematic perquisites.

•
Material failures of governance, stewardship, risk oversight(10), or fiduciary responsibilities at the company;
•
Failure to replace management as appropriate; or
•
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
•
Long-term financial performance of the company relative to its industry;
•
Management’s track record;
•
Background to the contested election;
•
Nominee qualifications and any compensatory arrangements;
•
Strategic plan of dissident slate and quality of the critique against management;
•
Likelihood that the proposed goals and objectives can be achieved (both slates); and
•
Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
Other Board-Related Proposals
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.
Board Refreshment
Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and experience as needed.
Term/Tenure Limits
General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:
•
The rationale provided for adoption of the term/tenure limit;
•
The robustness of the company’s board evaluation process;
•
Whether the limit is of sufficient length to allow for a broad range of director tenures;
•
Whether the limit would disadvantage independent directors compared to non-independent directors; and
•
Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

(10)
Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:
•
The scope of the shareholder proposal; and
•
Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.
Age Limits
General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.
Board Size
General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.
Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
General Recommendation: Vote against proposals to classify (stagger) the board.
Vote for proposals to repeal classified boards and to elect all directors annually.
CEO Succession Planning
General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:
•
The reasonableness/scope of the request; and
•
The company’s existing disclosure on its current CEO succession planning process.
Cumulative Voting
General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:
•
The company has proxy access(11), thereby allowing shareholders to nominate directors to the company’s ballot; and.
•
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Vote for proposals for cumulative voting at controlled companies (insider voting power ˃ 50%).

(11)
A proxy access right that meets the recommended guidelines.

Director and Officer Indemnification, Liability Protection, and Exculpation
General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation(12).
Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:
•
Eliminate directors' and officers' liability for monetary damages for violating the duty of care.
•
Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
•
Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
•
Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.
Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•
If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
If only the individual’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.
Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:
•
The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
•
The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
•
The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
•
The scope and structure of the proposal.
Establish Other Board Committee Proposals
General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:
•
Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
•
Level of disclosure regarding the issue for which board oversight is sought;
•
Company performance related to the issue for which board oversight is sought;
•
Board committee structure compared to that of other companies in its industry sector; and

(12)
Indemnification: the condition of being secured against loss or damage.
Limited liability: a person's financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.
Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

•
The scope and structure of the proposal.
Filling Vacancies/Removal of Directors
General Recommendation: Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholders’ ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
•
The scope and rationale of the proposal;
•
The company's current board leadership structure;
•
The company's governance structure and practices;
•
Company performance; and
•
Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
•
A majority non-independent board and/or the presence of non-independent directors on key board committees;
•
A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
•
The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
•
Evidence that the board has failed to oversee and address material risks facing the company;
•
A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
•
Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Majority of Independent Directors/Establishment of Independent Committees
General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS' Classification of Directors.)
Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.
Majority Vote Standard for the Election of Directors
General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.
Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access
General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
•
Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•
Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•
Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
•
Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.
Require More Nominees than Open Seats
General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.
Shareholder Engagement Policy (Shareholder Advisory Committee)
General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:
•
Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•
Effectively disclosed information with respect to this structure to its shareholders;
•
Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
•
The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.
2.  Audit-Related
Auditor Indemnification and Limitation of Liability
General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:
•
The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
•
The motivation and rationale for establishing the agreements;
•
The quality of the company’s disclosure; and
•
The company’s historical practices in the audit area.
Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Auditor Ratification
General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:
•
An auditor has a financial interest in or association with the company, and is therefore not independent;
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•
Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
•
Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•
Non-audit (“other”) fees ˃ audit fees + audit-related fees + tax compliance/preparation fees
Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
Shareholder Proposals Limiting Non-Audit Services
General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Shareholder Proposals on Audit Firm Rotation
General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:
•
The tenure of the audit firm;
•
The length of rotation specified in the proposal;
•
Any significant audit-related issues at the company;
•
The number of Audit Committee meetings held each year;
•
The number of financial experts serving on the committee; and
•
Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
3.  Shareholder Rights & Defenses
Advance Notice Requirements for Shareholder Proposals/Nominations
General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.
Amend Bylaws without Shareholder Consent
General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.
Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

•
Any impediments to shareholders' ability to amend the bylaws (i.e. supermajority voting requirements);
•
The company's ownership structure and historical voting turnout;
•
Whether the board could amend bylaws adopted by shareholders; and
•
Whether shareholders would retain the ability to ratify any board-initiated amendments.
Control Share Acquisition Provisions
General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote against proposals to amend the charter to include control share acquisition provisions.
Vote for proposals to restore voting rights to the control shares.
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.
Control Share Cash-Out Provisions
General Recommendation: Vote for proposals to opt out of control share cash-out statutes.
Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.
Disgorgement Provisions
General Recommendation: Vote for proposals to opt out of state disgorgement provisions.
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.
Fair Price Provisions
General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freeze-Out Provisions
General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.
Greenmail
General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
Shareholder Litigation Rights
Federal Forum Selection Provisions
Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.
General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Exclusive Forum Provisions for State Law Matters
Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).
General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:
•
The company's stated rationale for adopting such a provision;
•
Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
•
The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
•
Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.
Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Fee shifting
Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.
General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).
Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments
General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.
Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:
•
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
•
The value of the NOLs;
•
Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•
Any other factors that may be applicable.
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•
Shareholders have approved the adoption of the plan; or
•
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Management Proposals to Ratify a Poison Pill
General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•
No lower than a 20 percent trigger, flip-in or flip-over;
•
A term of no more than three years;
•
No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:
•
The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•
The value of the NOLs;
•
Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•
The company's existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•
Any other factors that may be applicable.
Proxy Voting Disclosure, Confidentiality, and Tabulation
General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.
While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:
•
The scope and structure of the proposal;
•
The company's stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;
•
The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
•
Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
•
Any recent controversies or concerns related to the company's proxy voting mechanics;
•
Any unintended consequences resulting from implementation of the proposal; and
•
Any other factors that may be relevant.
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.
In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
•
The presence of a shareholder proposal addressing the same issue on the same ballot;
•
The board's rationale for seeking ratification;
•
Disclosure of actions to be taken by the board should the ratification proposal fail;
•
Disclosure of shareholder engagement regarding the board’s ratification request;
•
The level of impairment to shareholders' rights caused by the existing provision;
•
The history of management and shareholder proposals on the provision at the company’s past meetings;
•
Whether the current provision was adopted in response to the shareholder proposal;
•
The company's ownership structure; and
•
Previous use of ratification proposals to exclude shareholder proposals.
Reimbursing Proxy Solicitation Expenses
General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•
The election of fewer than 50 percent of the directors to be elected is contested in the election;
•
One or more of the dissident’s candidates is elected;
•
Shareholders are not permitted to cumulate their votes for directors; and
•
The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Reincorporation Proposals
General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:
•
Reasons for reincorporation;
•
Comparison of company's governance practices and provisions prior to and following the reincorporation; and
•
Comparison of corporation laws of original state and destination state.
Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
•
Shareholders' current right to act by written consent;
•
The consent threshold;
•
The inclusion of exclusionary or prohibitive language;
•
Investor ownership structure; and
•
Shareholder support of, and management's response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•
An unfettered(13) right for shareholders to call special meetings at a 10 percent threshold;
•
A majority vote standard in uncontested director elections;
•
No non-shareholder-approved pill; and
•
An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•
Shareholders’ current right to call special meetings;

(13)
“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

•
Minimum ownership threshold necessary to call special meetings (10 percent preferred);
•
The inclusion of exclusionary or prohibitive language;
•
Investor ownership structure; and
•
Shareholder support of, and management’s response to, previous shareholder proposals.
Stakeholder Provisions
General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
State Antitakeover Statutes
General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).
Supermajority Vote Requirements
General Recommendation: Vote against proposals to require a supermajority shareholder vote.
Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:
•
Ownership structure;
•
Quorum requirements; and
•
Vote requirements.
Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only(14) meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
•
Scope and rationale of the proposal; and
•
Concerns identified with the company’s prior meeting practices.
4.  Capital/Restructuring
Capital
Adjustments to Par Value of Common Stock
General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
Vote for management proposals to eliminate par value.
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

(14)
Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

•
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
•
If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
•
If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
•
In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
•
The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
•
On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
•
The company has a non-shareholder approved poison pill (including an NOL pill); or
•
The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
•
In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
•
The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
•
A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
•
twice the amount needed to support the transactions on the ballot, and
•
the allowable increase as calculated for general issuances above.
Dual Class Structure
General Recommendation: Generally vote against proposals to create a new class of common stock unless:
•
The company discloses a compelling rationale for the dual-class capital structure, such as:
•
The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
•
The new class of shares will be transitory;
•
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights
General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:
•
The size of the company;
•
The shareholder base; and
•
The liquidity of the stock.
Preferred Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:
•
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
•
If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
•
If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
•
In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
•
If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
•
If the shares requested are blank check preferred shares that can be used for antitakeover purposes;(15)
•
The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);
•
The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;
•
The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
•
On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
•
The company has a non-shareholder approved poison pill (including an NOL pill); or
•
The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
•
In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
•
The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
•
A government body has in the past year required the company to increase its capital ratios.

(15)
To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
•
twice the amount needed to support the transactions on the ballot, and
•
the allowable increase as calculated for general issuances above.
Recapitalization Plans
General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:
•
More simplified capital structure;
•
Enhanced liquidity;
•
Fairness of conversion terms;
•
Impact on voting power and dividends;
•
Reasons for the reclassification;
•
Conflicts of interest; and
•
Other alternatives considered.
Reverse Stock Splits
General Recommendation: Vote for management proposals to implement a reverse stock split if:
•
The number of authorized shares will be proportionately reduced; or
•
The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.
Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:
•
Stock exchange notification to the company of a potential delisting;
•
Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
•
The company's rationale; or
•
Other factors as applicable.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.
For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
Vote case-by-case on share issuances for a specific transaction or financing proposal.

Share Repurchase Programs
General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:
•
Greenmail;
•
The use of buybacks to inappropriately manipulate incentive compensation metrics;
•
Threats to the company's long-term viability; or
•
Other company-specific factors as warranted.
Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.
Share Repurchase Programs Shareholder Proposals
General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Distributions: Splits and Dividends
General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.
Tracking Stock
General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•
Adverse governance changes;
•
Excessive increases in authorized capital stock;
•
Unfair method of distribution;
•
Diminution of voting rights;
•
Adverse conversion features;
•
Negative impact on stock option plans; and
•
Alternatives such as spin-off.
Restructuring
Appraisal Rights
General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.
Asset Purchases
General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:
•
Purchase price;
•
Fairness opinion;
•
Financial and strategic benefits;
•
How the deal was negotiated;

•
Conflicts of interest;
•
Other alternatives for the business;
•
Non-completion risk.
Asset Sales
General Recommendation: Vote case-by-case on asset sales, considering the following factors:
•
Impact on the balance sheet/working capital;
•
Potential elimination of diseconomies;
•
Anticipated financial and operating benefits;
•
Anticipated use of funds;
•
Value received for the asset;
•
Fairness opinion;
•
How the deal was negotiated;
•
Conflicts of interest.
Bundled Proposals
General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Conversion of Securities
General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:
•
Dilution to existing shareholders' positions;
•
Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
•
Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
•
Management's efforts to pursue other alternatives;
•
Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
•
Conflict of interest - arm's length transaction, managerial incentives.
Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•
The reasons for the change;
•
Any financial or tax benefits;
•
Regulatory benefits;
•
Increases in capital structure; and
•
Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:
•
Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
•
Adverse changes in shareholder rights.
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
General Recommendation: Vote case-by-case on going private transactions, taking into account the following:
•
Offer price/premium;
•
Fairness opinion;
•
How the deal was negotiated;
•
Conflicts of interest;
•
Other alternatives/offers considered; and
•
Non-completion risk.
Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•
Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•
Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
•
Are all shareholders able to participate in the transaction?
•
Will there be a liquid market for remaining shareholders following the transaction?
•
Does the company have strong corporate governance?
•
Will insiders reap the gains of control following the proposed transaction?
•
Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
Joint Ventures
General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:
•
Percentage of assets/business contributed;
•
Percentage ownership;
•
Financial and strategic benefits;
•
Governance structure;
•
Conflicts of interest;
•
Other alternatives; and
•
Non-completion risk.
Liquidations
General Recommendation: Vote case-by-case on liquidations, taking into account the following:
•
Management’s efforts to pursue other alternatives;
•
Appraisal value of assets; and

•
The compensation plan for executives managing the liquidation.
Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Private Placements/Warrants/Convertible Debentures
General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:
•
Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
•
Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
•
The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.
•
When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.
•
Financial issues:
•
The company's financial condition;
•
Degree of need for capital;

•
Use of proceeds;
•
Effect of the financing on the company's cost of capital;
•
Current and proposed cash burn rate;
•
Going concern viability and the state of the capital and credit markets.
•
Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.
•
Control issues:
•
Change in management;
•
Change in control;
•
Guaranteed board and committee seats;
•
Standstill provisions;
•
Voting agreements;
•
Veto power over certain corporate actions; and
•
Minority versus majority ownership and corresponding minority discount or majority control premium.
•
Conflicts of interest:
•
Conflicts of interest should be viewed from the perspective of the company and the investor.
•
Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
•
Market reaction:
•
The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.
Reorganization/Restructuring Plan (Bankruptcy)
General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:
•
Estimated value and financial prospects of the reorganized company;
•
Percentage ownership of current shareholders in the reorganized company;
•
Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•
The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•
Existence of a superior alternative to the plan of reorganization; and
•
Governance of the reorganized company.
Special Purpose Acquisition Corporations (SPACs)
General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:
•
Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•
Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
•
Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
•
Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.
•
Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
•
Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC's original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).
Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.
Spin-offs
General Recommendation: Vote case-by-case on spin-offs, considering:
•
Tax and regulatory advantages;
•
Planned use of the sale proceeds;
•
Valuation of spinoff;
•
Fairness opinion;
•
Benefits to the parent company;
•
Conflicts of interest;
•
Managerial incentives;
•
Corporate governance changes;
•
Changes in the capital structure.
Value Maximization Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:
•
Hiring a financial advisor to explore strategic alternatives;
•
Selling the company; or
•
Liquidating the company and distributing the proceeds to shareholders.
These proposals should be evaluated based on the following factors:
•
Prolonged poor performance with no turnaround in sight;
•
Signs of entrenched board and management (such as the adoption of takeover defenses);
•
Strategic plan in place for improving value;
•
Likelihood of receiving reasonable value in a sale or dissolution; and
•
The company actively exploring its strategic options, including retaining a financial advisor.

5.  Compensation
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.
Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
•
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•
The company maintains significant problematic pay practices;
•
The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•
There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•
The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
•
The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
•
The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices, this analysis considers the following:
 Peer Group(16) Alignment:

•
The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a five-year period.
•
The rankings of CEO total pay and company financial performance within a peer group, each measured over a five-year period.
•
The multiple of the CEO's total pay relative to the peer group median over one-and three-year periods.
 Absolute Alignment(17) – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•
The overall ratio of performance-based compensation to fixed or discretionary pay;
•
The ratio of performance- to time-based long-term incentive awards;
•
The rigor of performance goals;
•
The complexity and risks around pay program design;
•
The transparency and clarity of disclosure;
•
The company's peer group benchmarking practices;
•
Financial/operational results, both absolute and relative to peers;
•
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•
Realizable and/or realized pay compared to granted pay; and
•
Any other factors deemed relevant.
Problematic Pay Practices
Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
•
Problematic practices related to non-performance-based compensation elements;
•
Incentives that may motivate excessive risk-taking or present a windfall risk; and
•
Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
•
Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•
Extraordinary perquisites or tax gross-ups;
•
New or materially amended agreements that provide for:
•
Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
•
CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
•
CIC excise tax gross-up entitlements (including “modified” gross-ups);

(16)
The ISS peer group is generally comprised of 14-24 companies that are selected using factors such as market cap, revenue, assets, GICS industry group, and the company-selected peers' GICS industry group, ISS' peer selection methodology is detailed in the U.S. Peer Group FAQ.
(17)
Russell 3000E Index companies (excluding S&P1500 and Russell 3000 companies) are not subject to the Absolute Alignment analysis.

•
Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
•
Liberal CIC definition combined with any single-trigger CIC benefits;
•
Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
•
Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
•
Any other provision or practice deemed to be egregious and present a significant risk to investors.
The above examples are not an exhaustive list. Please refer to ISS' U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
•
Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•
Duration of options backdating;
•
Size of restatement due to options backdating;
•
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•
Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•
Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•
Failure to adequately respond to the company's previous say-on-pay proposal that received low support, taking into account the factors identified under the Responsiveness section in the Board of Directors policy with respect to say-on-pay.
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.
Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):
•
Single- or modified-single-trigger cash severance;
•
Single-trigger acceleration of unvested equity awards;
•
Full acceleration of equity awards granted shortly before the change in control;
•
Acceleration of performance awards above the target level of performance without compelling rationale;
•
Excessive cash severance (generally ˃3x base salary and bonus);
•
Excise tax gross-ups triggered and payable;

•
Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.
In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on equity plan proposals subject to the Equity Plan Scorecard framework, where positive factors may counterbalance negative factors under three pillars:
•
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•
SVT based only on new shares requested plus shares remaining for future grants.
•
Plan Features:
•
Quality of disclosure around vesting upon a change in control (CIC);
•
Discretionary vesting authority;
•
Liberal share recycling on various award types;
•
Lack of minimum vesting period for grants made under the plan;
•
Dividends payable prior to award vesting; and
•
Cash-denominated award limits for non-employee directors.
•
Grant Practices:
•
The company’s three-year burn rate relative to its industry/market cap peers;
•
Vesting requirements in CEO's recent equity grants;
•
The estimated duration of the plan;
•
The proportion of the CEO's most recent equity grants/awards classified by ISS as performance conditions-based;
•
Whether the company maintains a sufficient claw-back policy;
•
Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
•
Awards may vest in connection with a liberal change-of-control definition;
•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•
The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•
The plan is excessively dilutive to shareholders' holdings;
•
The plan contains an evergreen (automatic share replenishment) feature;
•
The plan lacks sufficient positive features under the Plan Features pillar; or
•
Any other plan features are determined to have a significant negative impact on shareholder interests.
Further Information on certain EPSC Factors:
Shareholder Value Transfer (SVT)
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.
For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.(18)
Three-Year Value-Adjusted Burn Rate
A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year's burn-rate benchmark.
The Value-Adjusted Burn Rate is calculated as follows:
Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).
Egregious Factors
Liberal Change in Control Definition
Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.
Repricing Provisions
Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:
•
Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
•
Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
•
Cancel underwater options in exchange for stock awards; or

(18)
For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

•
Provide cash buyouts of underwater options.
While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.
Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.
Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Problematic Pay Practices or Significant Pay-for-Performance Disconnect
If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.
ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:
•
Severity of the pay-for-performance misalignment;
•
Whether problematic equity grant practices are driving the misalignment; and/or
•
Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.
Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
•
Addresses administrative features only; or
•
Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).
Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
•
Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.
Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.
Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:
•
If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
•
If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
•
If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.
In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
Other Compensation Plans
401(k) Employee Benefit Plans
General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.
Employee Stock Ownership Plans (ESOPs)
General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
Employee Stock Purchase Plans—Qualified Plans
General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:
•
Purchase price is at least 85 percent of fair market value;
•
Offering period is 27 months or less; and
•
The number of shares allocated to the plan is 10 percent or less of the outstanding shares.
Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.
Employee Stock Purchase Plans—Non-Qualified Plans
General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:
•
Broad-based participation;
•
Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•
Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
•
No discount on the stock price on the date of purchase when there is a company matching contribution.
Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.
Option Exchange Programs/Repricing Options
General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:
•
Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•
Rationale for the re-pricing—was the stock price decline beyond management's control?;
•
Is this a value-for-value exchange?;
•
Are surrendered stock options added back to the plan reserve?;
•
Timing— repricing should occur at least one year out from any precipitous drop in company's stock price;
•
Option vesting—does the new option vest immediately or is there a black-out period?;
•
Term of the option—the term should remain the same as that of the replaced option;
•
Exercise price—should be set at fair market or a premium to market;
•
Participants—executive officers and directors must be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote for shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.
Transfer Stock Option (TSO) Programs
General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote case-by-case on one-time transfers. Vote for if:
•
Executive officers and non-employee directors are excluded from participating;
•
Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
•
There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•
Eligibility;

•
Vesting;
•
Bid-price;
•
Term of options;
•
Cost of the program and impact of the TSOs on company’s total option expense; and
•
Option repricing policy.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Director Compensation
Shareholder Ratification of Director Pay Programs
General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:
•
If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
•
An assessment of the following qualitative factors:
•
The relative magnitude of director compensation as compared to companies of a similar profile;
•
The presence of problematic pay practices relating to director compensation;
•
Director stock ownership guidelines and holding requirements;
•
Equity award vesting schedules;
•
The mix of cash and equity-based compensation;
•
Meaningful limits on director compensation;
•
The availability of retirement benefits or perquisites; and
•
The quality of disclosure surrounding director compensation.
Equity Plans for Non-Employee Directors
General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:
•
The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
•
The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
•
The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).
On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:
•
The relative magnitude of director compensation as compared to companies of a similar profile;
•
The presence of problematic pay practices relating to director compensation;
•
Director stock ownership guidelines and holding requirements;
•
Equity award vesting schedules;
•
The mix of cash and equity-based compensation;
•
Meaningful limits on director compensation;
•
The availability of retirement benefits or perquisites; and
•
The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans
General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.
Shareholder Proposals on Compensation
Bonus Banking/Bonus Banking “Plus”
General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:
•
The company’s past practices regarding equity and cash compensation;
•
Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
•
Whether the company has a rigorous claw-back policy in place.
Compensation Consultants—Disclosure of Board or Company’s Utilization
General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.
Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.
Golden Coffins/Executive Death Benefits
General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Hold Equity Past Retirement or for a Significant Period of Time
General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:
•
The percentage/ratio of net shares required to be retained;
•
The time period required to retain the shares;
•
Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

•
Whether the company has any other policies aimed at mitigating risk taking by executives;
•
Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
•
Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.
Pay Disparity
General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:
•
The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
•
If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
•
The level of shareholder support for the company's pay programs.
Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.
Pay for Performance/Performance-Based Awards
General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•
First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.
•
Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.
In general, vote for the shareholder proposal if the company does not meet both of the above two steps.
Pay for Superior Performance
General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:
•
Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
•
Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•
Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
•
Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
•
Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:

•
What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•
Can shareholders assess the correlation between pay and performance based on the current disclosure?
•
What type of industry and stage of business cycle does the company belong to?
Pre-Arranged Trading Plans (10b5-1 Plans)
General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:
•
Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
•
Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
•
Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•
Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•
An executive may not trade in company stock outside the 10b5-1 Plan;
•
Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
Prohibit Outside CEOs from Serving on Compensation Committees
General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.
Recoupment of Incentive or Stock Compensation in Specified Circumstances
General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.
In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:
•
If the company has adopted a formal recoupment policy;
•
The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
•
Whether the company has chronic restatement history or material financial problems;
•
Whether the company’s policy substantially addresses the concerns raised by the proponent;
•
Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
•
Any other relevant factors.
Severance Agreements for Executives/Golden Parachutes
General Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:
•
The company's severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);
•
Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;
•
Any recent severance-related controversies; and
•
Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.
Share Buyback Impact on Incentive Program Metrics
General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:
•
The frequency and timing of the company's share buybacks;
•
The use of per-share metrics in incentive plans;
•
The effect of recent buybacks on incentive metric results and payouts; and
•
Whether there is any indication of metric result manipulation.
Supplemental Executive Retirement Plans (SERPs)
General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.
Tax Gross-Up Proposals
General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.
The following factors will be considered:
•
The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
•
Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.
Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6.  Routine/Miscellaneous
Adjourn Meeting
General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”
Amend Quorum Requirements
General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:
•
The new quorum threshold requested;
•
The rationale presented for the reduction;
•
The market capitalization of the company (size, inclusion in indices);
•
The company's ownership structure;
•
Previous voter turnout or attempts to achieve quorum;
•
Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
•
Other factors as appropriate.
In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.
Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.
Amend Minor Bylaws
General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.
Change Date, Time, or Location of Annual Meeting
General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.
Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.
Other Business
General Recommendation: Vote against proposals to approve other business when it appears as a voting item.
7.  Environmental and Social Issues
Global Approach – E&S-related Proposals
Environmental and social proposals will be reviewed with a focus on how, and to what extent, the issues dealt with in such proposals will directly affect shareholder value, and with a presumption on environmental and social topics that the board's recommendations should generally prevail. In those circumstances where it is widely considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market, the

Global Board-Aligned Policy will generally recommend in support of such proposals (e.g. proposals requesting greater disclosure of a company's political contributions and/or trade association spending policies and activities). In the absence of a clear determination that environmental and social proposals will have a positive effect on shareholder value or there are proposals that seek information that exceeds a widely endorsed standard in the market or place any burden upon the company beyond a reasonable and clearly established reporting standard in the market, the Global Board-Aligned policy will generally recommend voting against such proposals, or in line with the board's recommendations if different.
Say on Climate (SoC) Management Proposals
General Recommendation: Generally vote with the board's recommendation on management proposals that request shareholders to approve the company’s climate transition action plan.(19)
Say on Climate (SoC) Shareholder Proposals
General Recommendation: Generally vote against shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan.
8.  Mutual Fund Proxies
Election of Directors
General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes
General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.
Converting Closed-end Fund to Open-end Fund
General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:
•
Past performance as a closed-end fund;
•
Market in which the fund invests;
•
Measures taken by the board to address the discount; and
•
Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
General Recommendation: Vote case-by-case on proxy contests, considering the following factors:
•
Past performance relative to its peers;
•
Market in which the fund invests;
•
Measures taken by the board to address the issues;
•
Past shareholder activism, board activity, and votes on related proposals;
•
Strategy of the incumbents versus the dissidents;
•
Independence of directors;
•
Experience and skills of director candidates;
•
Governance profile of the company;

(19)
Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

•
Evidence of management entrenchment.
Investment Advisory Agreements
General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:
•
Proposed and current fee schedules;
•
Fund category/investment objective;
•
Performance benchmarks;
•
Share price performance as compared with peers;
•
Resulting fees relative to peers;
•
Assignments (where the advisor undergoes a change of control).
Approving New Classes or Series of Shares
General Recommendation: Vote for the establishment of new classes or series of shares.
Preferred Stock Proposals
General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:
•
Stated specific financing purpose;
•
Possible dilution for common shares;
•
Whether the shares can be used for antitakeover purposes.
1940 Act Policies
General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:
•
Potential competitiveness;
•
Regulatory developments;
•
Current and potential returns; and
•
Current and potential risk.
Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.
Changing a Fundamental Restriction to a Nonfundamental Restriction
General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•
The fund's target investments;
•
The reasons given by the fund for the change; and
•
The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.
Name Change Proposals
General Recommendation: Vote case-by-case on name change proposals, considering the following factors:
•
Political/economic changes in the target market;

•
Consolidation in the target market; and
•
Current asset composition.
Change in Fund's Subclassification
General Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors:
•
Potential competitiveness;
•
Current and potential returns;
•
Risk of concentration;
•
Consolidation in target industry.
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:
•
The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
•
The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
•
The company has demonstrated responsible past use of share issuances by either:
•
Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
•
Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.
Disposition of Assets/Termination/Liquidation
General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•
Strategies employed to salvage the company;
•
The fund’s past performance;
•
The terms of the liquidation.
Changes to the Charter Document
General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:
•
The degree of change implied by the proposal;
•
The efficiencies that could result;
•
The state of incorporation;
•
Regulatory standards and implications.
Vote against any of the following changes:
•
Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
•
Removal of shareholder approval requirement for amendments to the new declaration of trust;
•
Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
•
Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
•
Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
•
Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:
•
Regulations of both states;
•
Required fundamental policies of both states;
•
The increased flexibility available.
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval
General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.
Distribution Agreements
General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:
•
Fees charged to comparably sized funds with similar objectives;
•
The proposed distributor’s reputation and past performance;
•
The competitiveness of the fund in the industry;
•
The terms of the agreement.
Master-Feeder Structure
General Recommendation: Vote for the establishment of a master-feeder structure.
Mergers
General Recommendation: Vote case-by-case on merger proposals, considering the following factors:
•
Resulting fee structure;
•
Performance of both funds;
•
Continuity of management personnel;
•
Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:
•
Performance of the fund’s Net Asset Value (NAV);
•
The fund’s history of shareholder relations;
•
The performance of other funds under the advisor’s management.

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© 2026 | Institutional Shareholder Services and/or its affiliates

ISS
United States
SRI PROXY VOTING GUIDELINES UPDATES
2026 Policy Recommendations
Effective for Meetings on or after February 1, 2026
Published December 26, 2025, 2026
WWW.ISSGOVERNANCE.COM

Board of Directors	A-285
Uncontested Election of Directors	A-285
Board Accountability	A-285
Problematic Takeover Defenses, Capital Structure, and Governance Structures	A-285
Problematic Compensation Practices	A-285
Board Responsiveness	A-286
Capital Structure	A-288
Unequal Voting Rights/Dual Class Structure	A-288
Executive and Director Compensation	A-288
Criteria for Evaluating Executive Pay	A-288
Pay-for-Performance Evaluation	A-288
Time-Based Equity Awards with Long-Time Horizon	A-290
Board Communications and Responsiveness	A-291
Equity-Based Incentive Plans	A-292
Social and Environmental Proposals	A-294
Miscellaneous	A-294
Artificial Intelligence (AI)	A-294

Board of Directors
Uncontested Election of Directors
Board Accountability
Problematic Takeover Defenses, Capital Structure, and Governance Structures
Current Social Advisory Services Policy:
Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights(1).
Exceptions to this policy will generally be limited to:
•
Newly-public companies6 with a sunset provision of no more than seven years from the date of going public;
•
Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
•
Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
•
The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
New Social Advisory Services Policy:
Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a multi-class capital structure with unequal voting rights(2).
Exceptions to this policy will generally be limited to:
•
Newly-public companies6 with a sunset provision of no more than seven years from the date of going public;
•
Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
•
Convertible preferred shares that vote on an “as-converted” basis;
•
Situations where the enhanced voting rights are limited in duration and applicability, such as where they are intended to overcome low voting turnout and ensure approval of a specific non-controversial agenda item and “mirrored voting” applies;
•
Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
•
The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
Rationale for Change:
The policy change eliminates a discrepancy in the treatment of capital structures with unequal voting rights and clarifies that such structures are considered problematic whether the shares with superior voting rights are classified as “common” or “preferred.”
Problematic Compensation Practices
Current Social Advisory Services Policy:

(1)
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
(2)
This generally includes classes of common or preferred stock that have more votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
Preferred shares that have voting rights only with respect to items that affect the rights of their holders as a class are not generally considered a problematic capital structure.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
New Social Advisory Services Policy:
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more consecutive or non-consecutive years/across multiple years) of awarding excessive or otherwise problematic(3) non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Adverse recommendations may be warranted in the first year for director pay issues that are considered egregious(3).
Rationale for Change:
Since the implementation of the high non-employee director (NED) pay policy in 2019, there have been multiple instances of problematic NED pay decisions made by companies across non-consecutive years (i.e. in Year 1 and Year 3 but not in Year 2) or egregious NED pay decisions made in a single year with no prior pattern.
There are specific practices in NED pay that shareholders may consider concerning or problematic. These include, but are not limited to:
•
Particularly large NED pay magnitude (measured relative to industry peer medians based on four-digit GICS classification) or NED pay that exceeds that of the company’s executive officers.
•
Performance awards, retirement benefits, excessive perquisites, etc.
•
Inadequate disclosure or lack of clearly disclosed rationale in the proxy for unusual NED payments.
This policy update allows for adverse vote recommendations for problematic or unreasonable pay in the first year of occurrence or in the event of a pattern identified across non-consecutive years. The identification of one of these practices does not guarantee an adverse recommendation. NED pay identified as merely marginally exceeding the relevant threshold in the absence of other escalatory factors or a multi-year pattern will continue to receive warnings without an adverse vote recommendation.
Board Responsiveness
Current Social Advisory Services Policy:
Vote case-by-case on compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
•
The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
•
The company's response, including:
•
Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);
•
Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•
Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•
Other recent compensation actions taken by the company;
•
Whether the issues raised are recurring or isolated;
•
The company's ownership structure; and
•
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

(3)
May include performance awards, retirement benefits, or problematic perquisites.

•
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
New Social Advisory Services Policy:
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and/or the say-on-pay proposal when the company’s previous say-on-pay received support of less than 70 percent of votes cast. Factors that will be considered in assessing board responsiveness include:
•
Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);
•
Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
•
Disclosure of specific and meaningful actions taken to address shareholders' concerns.
If the company discloses meaningful engagement efforts, but in addition states that it was unable to obtain specific feedback, Social Advisory Services will assess company actions taken in response to the say-on-pay vote as well as the company's explanation as to why such actions are beneficial for shareholders.
Additional factors that may be considered include:
•
Whether the issues raised are recurring or isolated;
•
The company's ownership structure;
•
Significant corporate activity, such as a recent merger or proxy contest; and
•
Any other compensation action or factor considered relevant to assessing board responsiveness.
If the say-on-pay support level was less than 50 percent of votes cast, this would warrant the highest degree of responsiveness, as assessed under the factors noted above.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Rationale for Change:
The current policy has been updated to address cases where a company has disclosed meaningful efforts to engage with shareholders but was ultimately unable to receive feedback. Recent SEC guidance regarding 13-G (passive) versus 13-D (active) filing status for institutional investors may make it more difficult for issuers to receive feedback after a low say-on-pay vote result. The ISS 2025 policy survey results indicated that there was strong agreement from both investors and non-investors that the absence of disclosed shareholder feedback should not be viewed negatively if the company discloses that it attempted but was unable to obtain sufficient investor feedback. Investor feedback has also supported the viewpoint that as a general matter companies can demonstrate say-on-pay responsiveness through positive pay program changes that are not necessarily linked to specific shareholder feedback, even outside the context of the recent SEC guidance.
In the 2025 U.S. compensation policy roundtables, investors uniformly expressed that companies that are unable to obtain shareholder feedback should still disclose meaningful engagement efforts as well as the rationale underlying compensation actions made in response to a low say-on-pay vote, including how such changes are beneficial for shareholders. The policy change allows for more flexibility in the way companies can demonstrate their responsiveness to low say-on-pay vote support.
The current policy has also been updated to clarify factors that are currently considered in the case of low support in connection with an unusual situation (such as a proxy contest, merger or bankruptcy). While disclosure of engagement efforts, how the board considered investor dissent, and/or compensation actions remain relevant in such scenarios, significant board turnover is also considered.

Capital Structure
Unequal Voting Rights/Dual Class Structure
Current Social Advisory Services Policy:
Social Advisory Services Recommendation: Generally vote against proposals to create a new class of common stock unless:
•
The company discloses a compelling rationale for the dual-class capital structure, including: a) the company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or b) the new class of shares will be transitory;
•
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;
•
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
New Social Advisory Services Policy:
Social Advisory Services Recommendation: Generally vote against proposals to create a new class of common stock unless:
•
The company discloses a compelling rationale for the dual-class capital structure, including: a) the company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or b) the new class of shares will be transitory;
•
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;
•
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
Generally vote against proposals to create a new class of preferred stock with voting rights superior to the common stock unless:
•
The preferred shares are convertible into common shares and vote on an “as converted” basis prior to conversion, or
•
The enhanced voting rights of the preferred shares have limited duration and applicability and the shares are voted in a way that mirrors the votes of the common shares (i.e., where such shares are intended to overcome low voting turnout and ensure approval of a specific non-controversial agenda item such as a reverse stock split needed to avoid a delisting).
Rationale for Change:
The policy change eliminates a discrepancy in the treatment of capital structures with unequal voting rights and clarifies that such structures are considered problematic whether the shares with superior voting rights are classified as “common” or “preferred.”
Executive and Director Compensation
Criteria for Evaluating Executive Pay
Pay-for-Performance Evaluation
Current Social Advisory Services Policy:
Social Advisory Services conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company's performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the Russell 3000 or Russel 3000E Indices(4), this analysis considers the following:
Pay-for-Performance Elements

(4)
The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

•
The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period(5), and the rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
•
Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.(6)
•
Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.
Pay Equity (Quantum) Elements
•
Multiple of Median: The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
•
Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.
New Social Advisory Services Policy:
Social Advisory Services conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company's performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the Russell 3000 or Russel 3000E Indices, this analysis considers the following:
Pay-for-Performance Elements
•
The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a five-year period(7), and the rankings of CEO total pay and company financial performance within a peer group, each measured over a five-year period.
•
Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.(8)
•
Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.
Pay Equity (Quantum) Elements
•
Multiple of Median: The multiple of the CEO's total pay relative to the peer group median over one- and three-year periods.
•
Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.
Rationale for Change:
The U.S. pay-for-performance quantitative screens are being updated to assess pay for performance alignment over a longer-term time horizon. The update emphasizes a five-year, rather than three-year, assessment between CEO pay and company performance, while also maintaining an assessment of pay quantum over the short term. The update is intended to better align with how investors assess a company's long-term performance when evaluating compensation relative to peers. This change also emphasizes the assessment of sustained value creation and better smooths out short- to mid-term fluctuations, unusual one-time events, or external factors.

(5)
The revised peer group is generally compromised of 14-24 companies that are selected using market cap, revenue, (or assets for certain financial firms) GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designated to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.
(6)
Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
(7)
The ISS peer group is generally compromised of 14-24 companies that are selected using factors such as market cap, revenue assets, GICS industry group and the company selected peers' GICS industry group. ISS' peer selection methodology is detailed in the U.S. Peer Group FAQ.
(8)
Russell 3000E Index companies (excluding S&P1500 and Russell 3000 companies) are not subject to the Absolute Alignment analysis.

Other footnote changes are formatting and stylistic edits, including the removal of information that is considered more appropriate for detailing in the U.S. Peer Group FAQ.
Time-Based Equity Awards with Long-Time Horizon
Current Social Advisory Services Policy:
If the above pay-for-performance analysis demonstrates unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•
The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;
•
The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;
•
Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;
•
The completeness of disclosure and rigor of performance goals;
•
The company's peer group benchmarking practices;
•
Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;
•
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•
Realizable pay compared to grant pay; and
•
Any other factors deemed relevant.
New Social Advisory Services Policy:
If the above pay-for-performance analysis demonstrates unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•
The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;
•
The ratio of performance- to time-based long-term incentives awards;
•
The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;
•
Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;
•
The completeness of disclosure and rigor of performance goals;
•
The company's peer group benchmarking practices;
•
Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;
•
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•
Realizable and/or realized pay compared to granted pay; and
•
Any other factors deemed relevant.
Rationale for Change:

This policy update reflects the importance of a longer-term time horizon for time-based equity awards and represents a more flexible approach in Social Advisory Services' evaluation of equity pay mix in the pay-for-performance qualitative review. Feedback received from the 2024 and 2025 ISS policy surveys and 2024 and 2025 U.S compensation policy roundtables indicates evolving investor views on the appropriate mix of time- and performance-based equity. Many institutional investors have expressed concerns regarding performance equity programs in the U.S., and many have expressed a desire for a more flexible qualitative approach whereby time-based equity can comprise a majority (or all) of the equity pay mix so long as it is sufficiently long-term in nature, through extended vesting and/or retention requirements. This policy update will add more flexibility to the pay-for-performance qualitative review regarding the assessment of equity pay mix, whereby a time-based equity awards with extended time horizons will be viewed positively. Equity awards will continue to be evaluated qualitatively on a case-by-case basis and in the context of company-specific factors and circumstances. For the avoidance of doubt, Social Advisory Services will also continue to consider well-designed and clearly disclosed performance equity structures as a positive factor in the pay-for-performance qualitative analysis.
The policy update also clarifies that realized pay outcomes may be considered alongside realizable and granted pay. Other changes are formatting and stylistic edits, including the removal of the footnote associated with realizable pay, which is considered more appropriate for detailing in the U.S. Executive Compensation Policies FAQ.
Board Communications and Responsiveness
Current Social Advisory Services Policy:
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•
Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•
The company's response, including:
•
Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);
•
Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•
Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•
Other recent compensation actions taken by the company;
•
Whether the issues raised are recurring or isolated;
•
The company's ownership structure; and
•
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
New Social Advisory Services Policy:
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•
Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•
Failure to adequately respond to the company's previous say-on-pay proposal that received low support, taking into account the factors identified under the Responsiveness section in the Board of Directors policy with respect to say-on-pay.
Rationale for Change:
The factors considered under the Compensation Committee Communications and Responsiveness policy is repeated in the Social Advisory Services US Voting Guidelines, appearing under both the Board of Directors and Compensation policy sections. This update simply removes the duplication of factors in the Compensation policy section and refers to those factors as identified under the Board of Directors policy section. Removing this duplication and instead cross-referencing these two sections makes the policy cleaner and clearer.
Equity-Based Incentive Plans
Current Social Advisory Services Policy:
Social Advisory Services Recommendation: Vote case-by-case on equity-based compensation plans(9) depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:
•
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•
SVT based only on new shares requested plus shares remaining for future grants.
•
Plan Features:
•
Automatic single-triggered award vesting upon a change in control (CIC);
•
Discretionary vesting authority;
•
Liberal share recycling on various award types;
•
Lack of minimum vesting period for grants made under the plan;
•
Dividends payable prior to award vesting.
•
Grant Practices:
•
The company’s three-year burn rate relative to its industry/market cap peers;
•
Vesting requirements in most recent CEO equity grants (3-year look-back);
•
The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•
The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
•
Whether the company maintains a claw-back policy;
•
Whether the company has established post exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following apply:
•
Awards may vest in connection with a liberal change-of-control definition;
•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•
The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect;
•
The plan contains an evergreen (automatic share replenishment) feature; or
•
Any other plan features are determined to have a significant negative impact on shareholder interests.
New Social Advisory Services Policy:
Social Advisory Services Recommendation: Vote case-by-case on equity plan proposals subject to the Equity Plan Scorecard framework where positive factors may counterbalance negative factors, under three pillars:
•
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

(9)
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

•
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•
SVT based only on new shares requested plus shares remaining for future grants.
•
Plan Features:
•
Automatic single-triggered award vesting upon a change in control (CIC);
•
Discretionary vesting authority;
•
Liberal share recycling on various award types;
•
Lack of minimum vesting period for grants made under the plan;
•
Dividends payable prior to award vesting; and
•
Cash-denominated award limits for non-employee directors.
•
Grant Practices:
•
The company’s three-year burn rate relative to its industry/market cap peers;
•
Vesting requirements in most recent CEO equity grants;
•
The estimated duration of the plan;
•
The proportion of the CEO's most recent equity grants/awards classified by ISS as performance-based;
•
Whether the company maintains a claw-back policy;
•
Whether the company has established post exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following apply:
•
Awards may vest in connection with a liberal change-of-control definition;
•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•
The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect under certain circumstances;
•
The plan is excessively dilutive to shareholders' holdings;
•
The plan contains an evergreen (automatic share replenishment) feature;
•
The plan lacks sufficient positive features under the Plan Features pillar; or
•
Any other factors that are determined to have a significant negative impact on shareholder interests.
Rationale for Change:
Individual award limits for non-employee directors have previously been noted in the Equity Plan Scorecard (EPSC) analysis though as informational data and not a scored factor. This change implements a new scored factor under the Plan Features pillar that assesses whether a plan in which non-employee directors participate discloses cash denominated award limits, which is considered best practice. For 2026, the new non-employee director individual award limit factor will only apply to the S&P 500 and Russell 3000 EPSC models.
Additionally, numerous cases have been identified for plans evaluated under the Equity Plan Scorecard in which an overall passing score is reached despite receiving a very poor or zero Plan Features pillar score. To address this, ISS is introducing a new negative overriding factor where an equity plan proposal will receive an “Against” recommendation if it is found to be lacking sufficient positive features under the Plan Features pillar (as indicated by a threshold Plan Features pillar score), despite an overall passing score. For 2026, the new overriding factor will only apply to S&P 500, Russell 3000, and non-Russell 3000 EPSC models.
Other changes are formatting and stylistic edits, including certain details around factor logic that, while unchanged for 2026, are considered more appropriate for detailing in the US Equity Compensation Plans FAQ, which is expected to be updated in mid-December.

Social and Environmental Proposals
Miscellaneous
Artificial Intelligence (AI)
Current Social Advisory Services Policy:
None
New Social Advisory Services Policy:
Companies have received shareholder proposals requesting increased disclosure of responsible AI policies, procedures, and practices with respect to board oversight, environmental sustainability, and human rights risk mitigation.
AI and data center issues are wide-ranging. Some areas where companies may face AI-related risks that could materially impact their operations include:
•
How high levels of AI-driven energy use may impact GHG emissions targets, climate goals, and climate transition plans;
•
How using AI to increase fossil fuel development and production may impact climate targets, and may pose legal and reputational risks;
•
Data centers exacerbating water stress, especially in drought-prone areas;
•
Child safety;
•
End use due diligence (how use of AI for surveillance and censorship, especially in conflict-affected and high-risk areas, may impact legal and reputational risk);
•
Data acquisition and usage (privacy, safety, intellectual property);
•
Just AI transition;
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Misinformation and disinformation;
•
Privacy concerns, and potential promotion of hate speech and discrimination, related to targeted advertising; and
•
Potential human rights impacts related to weapons development and deployment.
Social Advisory Services Recommendation: Generally vote for shareholder proposals requesting companies to prepare reports or adopt policies in line with internationally accepted frameworks. The scope of this recommendation takes into consideration the entire AI lifecycle and value chain, from upstream components and data sourcing, to downstream applications, safety and security issues, and other broader societal and environmental impacts.
Rationale for Change:
This policy update codifies existing policy application and identifies some potential risks emerging as AI capabilities grow. The newly-codified policy will provide more transparency to the market about how assessments of these shareholder proposals are made. Additionally, this change comes in response to recent client roundtable feedback prioritizing AI.

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